UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2008 to December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Small Cap Growth Fund	2
JPMorgan Small Cap Core Fund	4
JPMorgan Small Cap Equity Fund	6
JPMorgan Small Cap Growth Fund	8
JPMorgan Small Cap Value Fund	10
JPMorgan Strategic Small Cap Value Fund	12
JPMorgan U.S. Small Company Fund	14
Schedules of Portfolio Investments	16
Financial Statements	46
Financial Highlights	62
Notes to Financial Statements	76
Schedule of Shareholder Expenses	86
Board Approval of Investment Advisory Agreements	89

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
January 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   1

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 19, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$128,640
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Growth Fund, which seeks capital growth over the long term,* returned –34.17%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –32.51% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, financial service, and material/processing sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, EnerSys, an industrial battery manufacturer, detracted from performance. The company’s shares fell on concerns about a global slowdown in industrial demand. General Cable Corp., which provides copper, aluminum and fiber optic wire and cable products, also hindered returns. The company’s third-quarter earnings fell as non-cash charges related to inventory valuations and higher interest expense offset an increase in operating income. The company’s earnings were also hurt by rapid devaluation of select emerging market currencies. Bucyrus International Inc., a designer and manufacturer of mining equipment, hurt results. The company’s shares were affected by the sell-off of commodity-related stocks.

On the positive side, stock selection in the auto/transportation and utility sectors as well as an underweight in the integrated oil sector helped returns. At the individual stock level, ViaSat Inc., which produces satellite and other wireless communications and networking systems, contributed to performance. The company benefited from an increase in fiscal second-quarter profit and growing defense contract revenues. HEICO Corp., a manufacturer of aircraft component replacement parts, also helped returns. The company announced better-than-expected results due to increased usage, benefiting its maintenance and repair businesses. Myriad Genetics Inc., a biopharmaceutical company that develops and markets molecular diagnostic and therapeutic products, helped performance. The company reported fiscal first-quarter earnings that exceeded consensus expectations due to the strength in its molecular diagnostics business. The stock also benefited from news that the company would split into two distinct entities to enhance growth opportunities.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ViaSat, Inc.	3.4%
2.	Meridian Bioscience, Inc.	2.8
3.	Omnicell, Inc.	2.6
4.	Psychiatric Solutions, Inc.	2.5
5.	Neutral Tandem, Inc.	2.4
6.	Iconix Brand Group, Inc.	2.3
7.	Myriad Genetics, Inc.	2.3
8.	Masimo Corp.	2.3
9.	Nuance Communications, Inc.	2.2
10.	LKQ Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	27.5%
Information Technology	22.3
Industrials	21.6
Consumer Discretionary	12.2
Financials	8.3
Energy	5.0
Consumer Staples	0.8
Short-Term Investment	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		(34.17)%	(43.71)%	(3.23)%	1.20%
With Sales Charge*		(37.62)	(46.67)	(4.27)	0.66
CLASS B SHARES	5/19/97
Without CDSC		(34.46)	(44.11)	(3.83)	0.69
With CDSC**		(39.46)	(49.11)	(4.30)	0.69
CLASS C SHARES	1/7/98
Without CDSC		(34.46)	(44.09)	(3.82)	0.56
With CDSC***		(35.46)	(45.09)	(3.82)	0.56
SELECT CLASS SHARES	4/5/99	(34.12)	(43.54)	(2.86)	1.58

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   3

JPMorgan Small Cap Core Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$356,325
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term,* returned –26.84%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –26.94% return for the Russell 2000 Index for the same period. *

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the health service/system and retail sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, packaging company Rock-Tenn Co. contributed to performance. The company benefited from its ability to increase prices for containerboard. Gentiva Health Services Inc., a provider of home-based healthcare services, also helped returns. The company benefited from continued growth in the home healthcare market and increased business through the Medicare program.

On the negative side, stock selection in the financial and real estate investment trust (REIT) sectors hurt returns. At the individual stock level, Lexington Realty Trust detracted from performance. This diversified real estate investment trust was impacted by lower consumer spending, which pressured its retail tenants. Amkor Technology Inc., which tests and packages microchips, also hurt returns. The company’s shares fell when the economic slowdown decreased demand for consumer technology products.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector that exhibited strong momentum while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Rent-A-Center, Inc.	1.2%
2.	Wabtec Corp.	1.1
3.	Nash Finch Co.	1.1
4.	Cash America International, Inc.	1.1
5.	Rock-Tenn Co., Class A	1.1
6.	JAKKS Pacific, Inc.	1.0
7.	Gentiva Health Services, Inc.	1.0
8.	Applied Industrial Technologies, Inc.	1.0
9.	Deluxe Corp.	0.9
10.	Fresh Del Monte Produce, Inc., (Cayman Islands)	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.8%
Industrials	17.9
Information Technology	15.4
Health Care	14.4
Consumer Discretionary	10.2
Utilities	4.2
Materials	3.6
Energy	3.4
Consumer Staples	3.1
Telecommunication Services	2.0
Short-Term Investment	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(26.84)%	(31.86)%	(1.09)%	0.92%

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investor’s cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   5

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 20, 1994
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$909,741
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term,* returned –23.22%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –26.94% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the material/processing, consumer discretionary and utility sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader mar

At the individual stock level, Silgan Holdings Inc., a plastics and metals container manufacturer, contributed to performance. The company’s shares rose on the belief that it was positioned to withstand current market conditions, given its low debt, steady cash flows and healthy balance sheet. Waste Connections Inc., a waste management company, also helped returns. The company reported solid third-quarter earnings, driven by operational improvements and pricing strength. Myriad Genetics Inc., a biopharmaceutical company that develops and markets molecular diagnostic and therapeutic products, helped performance. The company reported fiscal first-quarter earnings that exceeded consensus expectations due to the strength in its molecular diagnostics business. The stock also benefited from news that the company would split into two distinct entities to enhance growth opportunities.

On the negative side, stock selection in the technology, consumer staple and financial services sectors hurt returns. At the individual stock level, Reddy Ice Holdings Inc., a packaged ice manufacturer, detracted from performance. The company’s shares sold off on investor concerns about its debt level and indefinite suspension of its cash dividend. Further, the company was under investigation by the Department of Justice Antitrust Division about alleged price-fixing in the packaged\ ice industry. General Cable Corp., which provides copper, aluminum and fiber optic wire and cable products, also hindered returns. The company’s third-quarter earnings fell as non-cash charges related to inventory valuations and higher interest expense offset an increase in operating income. The company’s earnings were also hurt by rapid devaluation of select emerging market currencies. Calamos Asset Management Inc. hindered performance. The company underperformed on investor concerns that the current market environment and lower assets under management would negatively impact company earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for companies with leading competitive positions, predictable and durable business models, sustainable free cash flow generation with management committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ProAssurance Corp.	4.4%
2.	PSS World Medical, Inc.	3.4
3.	Silgan Holdings, Inc.	3.2
4.	Waste Connections, Inc.	2.6
5.	Winn-Dixie Stores, Inc.	2.2
6.	Compass Minerals International, Inc.	2.1
7.	NTELOS Holdings Corp.	2.1
8.	TransDigm Group, Inc.	2.1
9.	Papa John’s International, Inc.	2.1
10.	eHealth, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.7%
Information Technology	14.7
Health Care	12.8
Consumer Discretionary	11.5
Industrials	11.4
Materials	11.2
Consumer Staples	4.8
Energy	4.5
Telecommunication Services	4.1
Utilities	2.5
Short-Term Investment	4.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

6   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		(23.22)%	(27.28)%	4.78%	5.66%
With Sales Charge*		(27.25)	(31.09)	3.65	5.09
CLASS B SHARES	3/28/95
Without CDSC		(23.39)	(27.63)	4.22	5.08
With CDSC**		(28.39)	(32.63)	3.88	5.08
CLASS C SHARES	2/19/05
Without CDSC		(23.39)	(27.63)	4.21	4.97
With CDSC***		(24.39)	(28.63)	4.21	4.97
CLASS R2 SHARES	11/03/08	(23.25)	(27.31)	4.77	5.66
CLASS R5 SHARES	5/15/06	(23.02)	(26.91)	5.32	6.22
SELECT CLASS SHARES	5/7/96	(23.09)	(27.05)	5.21	6.16

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   7

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$266,113
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies,* returned –32.74%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –32.51% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the technology, materials/processing and consumer discretionary sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Penn Virginia Corp., an oil and natural gas producer, detracted from performance. The company was negatively impacted by the decline in oil prices. Century Aluminum Co., an aluminum producer, also hurt returns. The company’s shares declined after it agreed to increase the number of shares outstanding and was hurt by the overall weakness in commodities. Oceaneering International Inc., oilfield service company, hindered results. The company lowered its 2008 earnings forecast due to higher manufacturing and development costs.

On the positive side, stock selection in the healthcare, energy and auto/transportation sectors aided returns. At the individual stock level, Thoratec Corp., a medical device manufacturer, contributed to performance. The company’s shares advanced after it swung to a better-than-expected profit due to growing sales of its HeartMate II cardiac pump. In addition, the company raised its profit and revenue forecast for 2008. Gentiva Health Services Inc., a provider of home-based healthcare services, also helped returns. The company benefited from continued growth in the home healthcare market and increased business through the Medicare program. Myriad Genetics Inc., a biopharmaceutical company that develops and markets molecular diagnostic and therapeutic products, helped performance. The company reported fiscal first-quarter earnings that exceeded consensus expectations due to the strength in its molecular diagnostics business. The stock also benefited from news that the company would split into two distinct entities to enhance growth opportunities.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Thoratec Corp.	2.6%
2.	ViaSat, Inc.	2.3
3.	Gentiva Health Services, Inc.	2.3
4.	Myriad Genetics, Inc.	2.2
5.	Meridian Bioscience, Inc.	2.2
6.	MedAssets, Inc.	2.2
7.	Omnicell, Inc.	2.0
8.	Deckers Outdoor Corp.	1.9
9.	Iconix Brand Group, Inc.	1.8
10.	Neutral Tandem, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	28.9%
Information Technology	22.3
Industrials	15.5
Consumer Discretionary	13.0
Financials	8.9
Energy	6.0
Materials	1.2
Telecommunication Services	1.2
Consumer Staples	0.8
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

8   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		(32.74)%	(43.26)%	(1.08)%	2.51%
With Sales Charge*		(36.30)	(46.25)	(2.14)	1.96
CLASS B SHARES	9/12/94
Without CDSC		(33.07)	(43.69)	(1.72)	1.90
With CDSC**		(38.07)	(48.69)	(2.15)	1.90
CLASS C SHARES	11/4/97
Without CDSC		(32.99)	(43.62)	(1.69)	1.79
With CDSC***		(33.99)	(44.62)	(1.69)	1.79
CLASS R2 SHARES	11/03/08	(32.80)	(43.38)	(1.60)	1.48
SELECT CLASS SHARES	3/26/96	(32.76)	(43.19)	(0.85)	2.73
INSTITUTIONAL CLASS SHARES	2/19/05	(32.76)	(43.14)	(0.75)	2.78

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   9

JPMorgan Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 27, 1995
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$399,285
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies,* returned –25.21%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –21.17% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance and consumer staple sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Federal Agricultural Mortgage Corp., a government-sponsored enterprise (also known as Farmer Mac) that provides loans to farms and rural communities, detracted from performance. The stock sold off after management disclosed that the company’s investment portfolio included Fannie Mae preferred stock. This preferred stock fell sharply when its dividends were suspended as Fannie Mae entered conservatorship. World Acceptance Corp., a short-term lender, also hurt returns. The company increased provisions for bad loans in anticipation of defaults, which hurt quarterly earnings.

On the positive side, stock selection in the media and health service/system sectors aided returns. Nash Finch Co., a supermarket chain, contributed to performance. The company’s shares rose as consumers decided to shop at grocery stores more than other retailers in the softening economy. CSG Systems International Inc., which provides customer support and billing services for cable, wireless phone and satellite television companies, also helped results. The company beat earnings estimates, leading the stock higher.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector that exhibited high earnings quality and effective capital deployment decisions while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	UMB Financial Corp.	1.4%
2.	Nicor, Inc.	1.3
3.	EMCOR Group, Inc.	1.2
4.	Avista Corp.	1.2
5.	Nash Finch Co.	1.2
6.	Puget Energy, Inc.	1.1
7.	FirstMerit Corp.	1.1
8.	CSG Systems International, Inc.	1.1
9.	Platinum Underwriters Holdings Ltd., (Bermuda)	1.1
10.	Magellan Health Services, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR ***

Financials	36.0%
Industrials	12.7
Information Technology	12.1
Consumer Discretionary	12.1
Utilities	7.4
Health Care	5.4
Materials	5.1
Consumer Staples	3.1
Energy	2.8
Telecommunication Services	1.4
U.S. Treasury	0.4
Short-Term Investment	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

10   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		(25.33)%	(29.96)%	(0.37)%	5.72%
With Sales Charge*		(29.26)	(33.64)	(1.44)	5.15
CLASS B SHARES	1/27/95
Without CDSC		(25.56)	(30.38)	(1.00)	5.13
With CDSC**		(30.56)	(35.38)	(1.42)	5.13
CLASS C SHARES	3/22/99
Without CDSC		(25.47)	(30.33)	(0.98)	5.00
With CDSC***		(26.47)	(31.33)	(0.98)	5.00
CLASS R2 SHARES	11/03/08	(25.40)	(30.11)	(0.63)	5.41
CLASS R5 SHARES	5/15/06	(25.20)	(29.71)	(0.08)	6.00
SELECT CLASS SHARES	1/27/95	(25.21)	(29.75)	(0.12)	5.98
ULTRA SHARES	2/22/05	(25.18)	(29.67)	(0.01)	6.04

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data includes the performance of the Pegasus Small Cap Opportunity Fund and its predecessors for the period before the consolidation with the Fund on March 22, 1999.

Returns for Class C, Class R2, Class R5 and Ultra Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Ultra Shares would have been different than those shown because Class R5 Shares and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   11

JPMorgan Strategic Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$3,649
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Small Cap Value Fund, which seeks capital growth over the long term,* returned –30.17%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –21.17% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the material/processing, financial service and healthcare sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, PGT Inc., a manufacturer of residential windows and doors, detracted from performance. The company fell prey to tightening credit markets and continued deceleration in homebuilding activity. CommScope Inc. also hurt returns. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Century Aluminum Co., an aluminum producer, also hurt returns. The company’s shares declined after it agreed to increase the number of its outstanding shares. In addition, the company was hurt by the overall weakness in commodities.

On the positive side, stock selection in the auto/transportation and consumer discretionary sectors as well as an overweight in the consumer staple sector contributed to performance. At the individual stock level, Ocwen Financial Corp., which acquires and services nonperforming residential and commercial mortgage loans, contributed to performance. The company benefited from increased demand for loan servicing due to an uptick in delinquent or insolvent borrowers. Comstock Resources Inc., an energy exploration and production company, also helped returns. The company’s shares rose after it reported third-quarter earnings that exceeded expectations due to strength in its onshore operations. AAR Corp., a provider of products and services to the aviation and defense industries, aided results. The company benefited from being selected to supply a number of high-profile equipment orders.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The strategy attempted to achieve superior stock selection by departing from the consensus view of future cash flow. Potential investments were subjected to rigorous financial analysis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Meadowbrook Insurance Group, Inc.	2.8%
2.	ProAssurance Corp.	2.7
3.	SPDR KBW Regional Banking ETF	2.6
4.	Silgan Holdings, Inc.	2.4
5.	John Wiley & Sons, Inc., Class A	2.2
6.	SPDR DJ Wilshire REIT ETF	2.1
7.	AptarGroup, Inc.	2.0
8.	WSFS Financial Corp.	1.9
9.	Fred’s, Inc., Class A	1.9
10.	HEICO Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	29.6%
Industrials	13.9
Consumer Discretionary	11.6
Information Technology	7.6
Investment Companies	6.1
Materials	5.5
Health Care	4.9
Consumer Staples	4.8
Utilities	3.0
Energy	2.9
Telecommunication Services	1.3
Short-Term Investment	8.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

12   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/06
Without Sales Charge		(30.34)%	(39.68)%	(15.91)%
With Sales Charge*		(33.98)	(42.84)	(17.50)
CLASS C SHARES	2/28/06
Without CDSC		(30.49)	(39.99)	(16.37)
With CDSC**		(31.49)	(40.99)	(16.37)
CLASS R5 SHARES	7/31/07	(30.12)	(39.26)	(15.52)
SELECT CLASS SHARES	2/28/06	(30.17)	(39.41)	(15.64)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (02/28/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2006.

Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares, the original class offered. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from February 28, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through March 23, 2007, the Fund did not experience any shareholder purchase and sales activity. If such activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$31,753
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks,* returned –29.08%** (Institutional Class Shares) for the six months ended December 31, 2008, compared to the –26.94% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial and real estate investment trust (REITs) sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Federal Agricultural Mortgage Corp., a government-sponsored enterprise (also known as Farmer Mac) that provides loans to farms and rural communities, detracted from performance. The stock sold off after management disclosed that the company’s investment portfolio included Fannie Mae preferred stock. This preferred stock fell sharply when its dividends were suspended as Fannie Mae entered conservatorship. Big Lots Inc., a closeout retailer, also hurt returns. The company reported lower sales compared to the previous year.

On the positive side, stock selection in the health service/system and consumer cyclical sectors aided returns. At the individual stock level, Ikon Office Solutions Inc., an office equipment company, also helped results. The company’s shares rose after it was bought by Japanese office equipment maker Ricoh. Landauer Inc., a radiation monitor company, also helped returns. The company’s shares rose on its medical products that allow doctors to monitor radiation therapy dosages.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector, determining which exhibited high earnings quality, had management teams that made effective capital deployment decisions and traded at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	BancFirst Corp.	1.5%
2.	Magellan Health Services, Inc.	1.4
3.	EMCOR Group, Inc.	1.4
4.	InterDigital, Inc.	1.4
5.	Orbital Sciences Corp.	1.4
6.	Suffolk Bancorp	1.3
7.	Nash Finch Co.	1.3
8.	Landauer, Inc.	1.3
9.	Nicor, Inc.	1.3
10.	Simmons First National Corp., Class A	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.2%
Information Technology	18.5
Health Care	15.0
Industrials	14.6
Consumer Discretionary	11.2
Energy	3.8
Utilities	3.7
Materials	3.1
Consumer Staples	3.1
Telecommunication Services	1.4
Short-Term Investment	4.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

14   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
Without Sales Charge	11/1/07	(29.30)%	(34.54)%	(3.51)%	0.95%
With Sales Charge*		(32.98)	(37.97)	(4.55)	0.40
CLASS C SHARES
Without CDSC	11/1/07	(29.38)	(34.77)	(3.60)	0.90
With CDSC**		(30.38)	(35.77)	(3.60)	0.90
SELECT CLASS SHARES	9/10/01	(29.02)	(34.27)	(3.41)	1.00
INSTITUTIONAL CLASS SHARES	11/4/93	(29.08)	(34.18)	(3.27)	1.17

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to its inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from December 31, 1997 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Institutional Class Shares, the original class offered. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 2.0%
66	HEICO Corp.	2,543
	Air Freight & Logistics — 0.6%
31	Hub Group, Inc., Class A (a)	821
	Biotechnology — 4.8%
32	Alexion Pharmaceuticals, Inc. (a)	1,144
116	BioMarin Pharmaceutical, Inc. (a)	2,066
45	Myriad Genetics, Inc. (a)	2,955
		6,165
	Building Products — 0.5%
23	Simpson Manufacturing Co., Inc.	647
	Capital Markets — 4.7%
11	Affiliated Managers Group, Inc. (a)	469
112	Calamos Asset Management, Inc., Class A	830
50	Investment Technology Group, Inc. (a)	1,130
51	Lazard Ltd., (Bermuda), Class A	1,520
361	thinkorswim Group, Inc. (a)	2,026
		5,975
	Commercial Services & Supplies — 4.7%
79	Corrections Corp. of America (a)	1,291
39	Stericycle, Inc. (a)	2,026
87	Waste Connections, Inc. (a)	2,742
		6,059
	Communications Equipment — 6.9%
56	F5 Networks, Inc. (a) (c)	1,282
192	Neutral Tandem, Inc. (a)	3,119
185	ViaSat, Inc. (a)	4,451
		8,852
	Computers & Peripherals — 1.0%
81	Synaptics, Inc. (a) (c)	1,339
	Construction & Engineering — 0.6%
35	Shaw Group, Inc. (The) (a)	720
	Distributors — 2.2%
239	LKQ Corp. (a)	2,788
	Diversified Financial Services — 1.1%
80	MSCI, Inc., Class A (a)	1,428
	Electrical Equipment — 2.9%
17	Energy Conversion Devices, Inc. (a) (c)	431
120	EnerSys (a)	1,319
21	Powell Industries, Inc. (a)	608
32	Roper Industries, Inc.	1,406
		3,764
	Electronic Equipment, Instruments & Components — 1.3%
52	Flir Systems, Inc. (a) (c)	1,608
	Energy Equipment & Services — 1.3%
59	Oceaneering International, Inc. (a)	1,712
	Food & Staples Retailing — 0.8%
77	Susser Holdings Corp. (a)	1,019
	Health Care Equipment & Supplies — 7.6%
136	Hologic, Inc. (a)	1,779
42	IDEXX Laboratories, Inc. (a) (c)	1,512
99	Masimo Corp. (a)	2,938
141	Meridian Bioscience, Inc.	3,596
		9,825
	Health Care Providers & Services — 6.5%
41	DaVita, Inc. (a)	2,027
53	Genoptix, Inc. (a)	1,798
115	Psychiatric Solutions, Inc. (a) (c)	3,214
68	VCA Antech, Inc. (a)	1,350
		8,389
	Health Care Technology — 4.0%
47	Cerner Corp. (a) (c)	1,792
271	Omnicell, Inc. (a)	3,309
		5,101
	Hotels, Restaurants & Leisure — 3.3%
115	Bally Technologies, Inc. (a)	2,755
68	Jack in the Box, Inc. (a)	1,507
		4,262
	Insurance — 2.5%
58	HCC Insurance Holdings, Inc.	1,545
33	ProAssurance Corp. (a)	1,715
		3,260
	Internet Software & Services — 3.8%
861	Art Technology Group, Inc. (a)	1,662
52	Bankrate, Inc. (a) (c)	1,987
103	DealerTrack Holdings, Inc. (a)	1,225
		4,874
	IT Services — 2.1%
116	Syntel, Inc. (c)	2,670
	Life Sciences Tools & Services — 3.4%
68	Bruker Corp. (a)	274
23	Covance, Inc. (a) (c)	1,059
86	Icon plc, (Ireland), ADR (a)	1,695
52	Illumina, Inc. (a) (c)	1,352
		4,380

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 2.8%
30	Bucyrus International, Inc.	554
43	Graco, Inc.	1,009
53	Wabtec Corp. (c)	2,091
		3,654
	Media — 1.4%
50	Morningstar, Inc. (a) (c)	1,771
	Oil, Gas & Consumable Fuels — 3.7%
40	Cabot Oil & Gas Corp.	1,030
65	Concho Resources, Inc. (a)	1,492
71	Forest Oil Corp. (a)	1,176
42	Penn Virginia Corp.	1,101
		4,799
	Pharmaceuticals — 1.3%
291	Sucampo Pharmaceuticals, Inc., Class A (a)	1,674
	Professional Services — 2.0%
38	FTI Consulting, Inc. (a)	1,696
19	Watson Wyatt Worldwide, Inc., Class A (m)	899
		2,595
	Road & Rail — 3.9%
61	J.B. Hunt Transport Services, Inc.	1,597
52	Landstar System, Inc.	2,000
52	Old Dominion Freight Line, Inc. (a)	1,472
		5,069
	Semiconductors & Semiconductor Equipment — 3.5%
79	Hittite Microwave Corp. (a)	2,327
173	Microsemi Corp. (a) (c)	2,188
		4,515
	Software — 3.9%
81	NetSuite, Inc. (a) (c)	682
271	Nuance Communications, Inc. (a)	2,806
191	Taleo Corp., Class A (a)	1,497
		4,985
	Specialty Retail — 1.2%
121	DSW, Inc., Class A (a)	1,501
	Textiles, Apparel & Luxury Goods — 4.3%
31	Deckers Outdoor Corp. (a) (c)	2,488
309	Iconix Brand Group, Inc. (a) (c)	3,022
		5,510
	Trading Companies & Distributors — 1.6%
144	Beacon Roofing Supply, Inc. (a)	2,003
	Total Long-Term Investments (Cost $171,250)	126,277
Short-Term Investment — 2.3%
	Investment Company — 2.3%
3,008	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $3,008)	3,008
Investments of Cash Collateral for Securities on Loan — 15.8%
	Investment Company — 15.8%
20,308	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $20,308)	20,308
	Total Investments — 116.3% (Cost $194,566)	149,593
	Liabilities in Excess of Other Assets — (16.3)%	(20,953)
	NET ASSETS — 100.0%	$128,640

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 95.8%
	Aerospace & Defense — 1.8%
110	Ceradyne, Inc. (a)	2,230
12	Curtiss-Wright Corp. (c)	404
71	Esterline Technologies Corp. (a)	2,694
12	HEICO Corp. (c)	466
11	Triumph Group, Inc.	459
		6,253
	Air Freight & Logistics — 0.6%
23	Atlas Air Worldwide Holdings, Inc. (a)	429
52	Hub Group, Inc., Class A (a)	1,390
38	Pacer International, Inc.	395
		2,214
	Airlines — 1.6%
300	Hawaiian Holdings, Inc. (a)	1,914
155	Republic Airways Holdings, Inc. (a)	1,653
84	SkyWest, Inc.	1,566
71	U.S. Airways Group, Inc. (a)	550
		5,683
	Biotechnology — 4.0%
59	Alexion Pharmaceuticals, Inc. (a)	2,150
52	Alkermes, Inc. (a)	552
56	Arena Pharmaceuticals, Inc. (a)	235
84	Bionovo, Inc. (a) (c)	17
36	Cell Genesys, Inc. (a)	8
81	Cytokinetics, Inc. (a)	231
37	GTx, Inc. (a) (c)	628
131	Halozyme Therapeutics, Inc. (a) (c)	731
28	InterMune, Inc. (a)	300
68	Medarex, Inc. (a)	379
35	Myriad Genetics, Inc. (a) (c)	2,345
19	Onyx Pharmaceuticals, Inc. (a) (c)	639
32	OSI Pharmaceuticals, Inc. (a)	1,261
28	Progenics Pharmaceuticals, Inc. (a) (c)	290
113	Protalix BioTherapeutics, Inc., (Israel) (a)	209
17	Regeneron Pharmaceuticals, Inc. (a)	318
59	Rigel Pharmaceuticals, Inc. (a)	470
108	Seattle Genetics, Inc. (a) (c)	962
88	Theravance, Inc. (a) (c)	1,086
23	United Therapeutics Corp. (a)	1,414
		14,225
	Building Products — 0.7%
49	Gibraltar Industries, Inc.	586
121	INSTEEL Industries, Inc.	1,362
71	Quanex Building Products Corp.	669
		2,617
	Capital Markets — 1.3%
29	BGC Partners, Inc., Class A	81
114	Knight Capital Group, Inc., Class A (a)	1,839
26	Kohlberg Capital Corp. (c)	94
51	LaBranche & Co., Inc. (a)	246
17	optionsXpress Holdings, Inc.	222
18	Patriot Capital Funding, Inc.	65
96	SWS Group, Inc.	1,823
8	thinkorswim Group, Inc. (a)	44
10	TradeStation Group, Inc. (a)	61
3	US Global Investors, Inc., Class A (c)	17
		4,492
	Chemicals — 1.6%
14	Balchem Corp. (c)	350
51	H.B. Fuller Co.	823
80	Innophos Holdings, Inc.	1,577
64	Koppers Holdings, Inc.	1,381
164	PolyOne Corp. (a)	518
57	Spartech Corp.	358
34	W.R. Grace & Co. (a)	201
18	Zep, Inc.	349
		5,557
	Commercial Banks — 7.4%
7	1st Source Corp.	175
33	Ameris Bancorp	392
4	BancFirst Corp.	217
34	Banco Latinoamericano de Exportaciones S.A., (Panama), Class E	490
33	Central Pacific Financial Corp.	329
14	Citizens Republic Bancorp, Inc.	40
31	City Bank (c)	161
36	City Holding Co.	1,245
97	Colonial BancGroup, Inc. (The) (c)	202
19	Columbia Banking System, Inc.	229
50	Community Bank System, Inc.	1,229
15	Community Trust Bancorp, Inc.	549
47	CVB Financial Corp.	560
36	East West Bancorp, Inc. (c)	575
11	Farmers Capital Bank Corp.	278
131	First Bancorp (c)	1,456
6	First Bancorp (c)	112
19	First Community Bancshares, Inc.	652
3	First Financial Bancorp	33
28	Glacier Bancorp, Inc. (c)	529
17	Green Bankshares, Inc. (c)	228

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 7.4%
147	Hanmi Financial Corp.	302
7	Heritage Commerce Corp.	79
20	Huntington Bancshares, Inc.	150
60	IBERIABANK Corp.	2,885
36	International Bancshares Corp.	784
19	Lakeland Financial Corp.	460
8	MainSource Financial Group, Inc. (c)	119
108	Nara Bancorp, Inc.	1,057
53	National Penn Bancshares, Inc.	763
20	NBT Bancorp, Inc.	554
76	Pacific Capital Bancorp (c)	1,278
19	Peoples Bancorp, Inc. (c)	369
24	Prosperity Bancshares, Inc. (c)	716
51	Provident Bankshares Corp.	493
6	Renasant Corp.	107
11	Republic Bancorp, Inc., Class A	306
7	Sierra Bancorp	141
10	Simmons First National Corp., Class A	304
15	Southside Bancshares, Inc.	362
50	Southwest Bancorp, Inc.	649
147	Sterling Bancshares, Inc.	895
50	Sterling Financial Corp. (c)	438
10	TriCo Bancshares	260
29	UCBH Holdings, Inc. (c)	197
1	W Holding Co., Inc. (c)	15
44	West Coast Bancorp (c)	292
51	Westamerica Bancorp (c)	2,614
28	Wilshire Bancorp, Inc.	254
		26,524
	Commercial Services & Supplies — 3.2%
58	ATC Technology Corp. (a)	841
66	Cenveo, Inc. (a)	296
149	Comfort Systems USA, Inc.	1,589
54	Consolidated Graphics, Inc. (a)	1,218
216	Deluxe Corp.	3,225
29	Ennis, Inc.	356
62	GEO Group, Inc. (The) (a)	1,113
68	Herman Miller, Inc.	889
7	HNI Corp.	103
116	Knoll, Inc.	1,045
20	United Stationers, Inc. (a)	656
1	Waste Connections, Inc. (a)	28
		11,359
	Communications Equipment — 2.8%
278	3Com Corp. (a)	635
207	Arris Group, Inc. (a)	1,645
41	Avocent Corp. (a)	734
28	Black Box Corp.	721
26	Blue Coat Systems, Inc. (a)	217
34	Comtech Telecommunications Corp. (a)	1,535
7	Digi International, Inc. (a)	58
161	Emulex Corp. (a)	1,123
3	Extreme Networks, Inc. (a)	6
122	Finisar Corp. (a)	46
69	Harmonic, Inc. (a)	388
70	MRV Communications, Inc. (a)	54
30	NETGEAR, Inc. (a)	338
69	Plantronics, Inc.	910
39	Polycom, Inc. (a)	526
27	Sonus Networks, Inc. (a) (c)	42
82	Symmetricom, Inc. (a)	324
44	Tekelec (a)	584
16	UTStarcom, Inc. (a) (c)	30
		9,916
	Computers & Peripherals — 0.5%
29	Adaptec, Inc. (a)	96
11	Electronics for Imaging, Inc. (a)	105
18	Hypercom Corp. (a)	20
36	Imation Corp.	491
5	Intevac, Inc. (a)	28
104	Novatel Wireless, Inc. (a)	481
22	Palm, Inc. (a) (c)	68
30	Synaptics, Inc. (a) (c)	504
		1,793
	Construction & Engineering — 1.0%
10	EMCOR Group, Inc. (a)	233
74	MasTec, Inc. (a)	858
102	Perini Corp. (a)	2,385
		3,476
	Construction Materials — 0.0% (g)
24	Headwaters, Inc. (a) (c)	159

	Consumer Finance — 2.3%
60	Advance America Cash Advance Centers, Inc.	114
141	Cash America International, Inc.	3,867
119	Dollar Financial Corp. (a)	1,227
55	EZCORP, Inc., Class A (a)	838
20	First Cash Financial Services, Inc. (a)	385
24	Nelnet, Inc., Class A	342

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
64	World Acceptance Corp. (a) (c)	1,271
		8,044
	Containers & Packaging — 1.7%
92	Myers Industries, Inc.	737
110	Rock-Tenn Co., Class A	3,770
36	Silgan Holdings, Inc.	1,711
		6,218
	Diversified Financial Services — 0.6%
12	Compass Diversified Holdings	137
19	Encore Capital Group, Inc. (a) (c)	135
25	Financial Federal Corp.	584
78	Interactive Brokers Group, Inc., Class A (a)	1,399
		2,255
	Diversified Telecommunication Services — 0.9%
581	Cincinnati Bell, Inc. (a) (c)	1,121
233	Premiere Global Services, Inc. (a) (c)	2,009
		3,130
	Electric Utilities — 2.0%
100	El Paso Electric Co. (a)	1,802
107	Portland General Electric Co. (c)	2,075
27	UniSource Energy Corp.	781
129	Westar Energy, Inc. (c)	2,640
		7,298
	Electrical Equipment — 2.4%
21	A.O. Smith Corp.	617
60	Acuity Brands, Inc. (c)	2,098
30	Energy Conversion Devices, Inc. (a) (c)	746
40	Evergreen Solar, Inc. (a) (c)	127
224	GrafTech International Ltd. (a)	1,867
82	Regal-Beloit Corp.	3,127
		8,582
	Electronic Equipment, Instruments & Components — 1.4%
55	Anixter International, Inc. (a)	1,651
70	Benchmark Electronics, Inc. (a)	889
24	Checkpoint Systems, Inc. (a)	240
51	CTS Corp.	281
39	Insight Enterprises, Inc. (a)	267
27	Methode Electronics, Inc.	179
40	Plexus Corp. (a)	680
464	Sanmina-SCI Corp. (a)	218
40	Technitrol, Inc.	139
78	TTM Technologies, Inc. (a)	405
		4,949
	Energy Equipment & Services — 1.3%
75	Allis-Chalmers Energy, Inc. (a) (c)	414
21	Basic Energy Services, Inc. (a)	274
93	Gulfmark Offshore, Inc. (a)	2,212
43	ION Geophysical Corp. (a)	146
16	Lufkin Industries, Inc.	549
19	Matrix Service Co. (a)	143
19	Newpark Resources (a)	70
110	Parker Drilling Co. (a)	318
30	Precision Drilling Trust, (Canada) (c)	254
21	T-3 Energy Services, Inc. (a)	196
		4,576
	Food & Staples Retailing — 1.3%
28	Casey’s General Stores, Inc.	642
87	Nash Finch Co.	3,892
		4,534
	Food Products — 1.5%
13	Cal-Maine Foods, Inc. (c)	384
72	Chiquita Brands International, Inc. (a)	1,058
142	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	3,177
28	TreeHouse Foods, Inc. (a)	774
		5,393
	Gas Utilities — 1.9%
59	Laclede Group, Inc. (The) (c)	2,778
53	New Jersey Resources Corp.	2,099
27	Northwest Natural Gas Co.	1,194
26	WGL Holdings, Inc. (c)	860
		6,931
	Health Care Equipment & Supplies — 3.1%
81	CONMED Corp. (a)	1,930
53	Electro-Optical Sciences, Inc. (a)	178
31	Greatbatch, Inc. (a) (c)	820
2	Haemonetics Corp. (a)	113
2	Integra LifeSciences Holdings Corp. (a) (c)	85
120	Invacare Corp.	1,865
12	Palomar Medical Technologies, Inc. (a)	140
90	Quidel Corp. (a)	1,175
99	STERIS Corp.	2,356
73	Thoratec Corp. (a)	2,359
		11,021
	Health Care Providers & Services — 4.7%
96	Alliance Imaging, Inc. (a)	767
28	Amedisys, Inc. (a)	1,174

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
59	AMERIGROUP Corp. (a)	1,750
71	AMN Healthcare Services, Inc. (a)	603
64	Centene Corp. (a)	1,261
22	Emergency Medical Services Corp., Class A (a)	791
118	Gentiva Health Services, Inc. (a)	3,447
76	Hanger Orthopedic Group, Inc. (a)	1,100
18	inVentiv Health, Inc. (a)	204
70	Owens & Minor, Inc. (c)	2,651
65	PSS World Medical, Inc. (a)	1,231
29	Psychiatric Solutions, Inc. (a) (c)	813
39	Res-Care, Inc. (a)	583
17	US Physical Therapy, Inc. (a)	225
		16,600
	Health Care Technology — 0.5%
23	MedAssets, Inc. (a)	333
111	Omnicell, Inc. (a)	1,349
		1,682
	Hotels, Restaurants & Leisure — 1.2%
47	CEC Entertainment, Inc. (a)	1,142
18	Cracker Barrel Old Country Store, Inc.	370
257	Denny’s Corp. (a)	511
50	Einstein Noah Restaurant Group, Inc. (a)	290
86	Jack in the Box, Inc. (a)	1,891
17	Rick’s Cabaret International, Inc. (a)	69
		4,273
	Household Durables — 1.5%
86	Champion Enterprises, Inc. (a)	48
1	CSS Industries, Inc.	18
124	Helen of Troy Ltd., (Bermuda) (a)	2,154
32	Hooker Furniture Corp.	247
25	Jarden Corp. (a)	291
69	Tempur-Pedic International, Inc. (c)	491
97	Tupperware Brands Corp.	2,202
		5,451
	Insurance — 4.6%
21	American Physicians Capital, Inc.	1,010
29	Amerisafe, Inc. (a)	604
21	Argo Group International Holdings Ltd., (Bermuda) (a)	698
96	Aspen Insurance Holdings Ltd., (Bermuda)	2,330
40	Assured Guaranty Ltd., (Bermuda) (c)	453
31	Delphi Financial Group, Inc., Class A	570
14	First Mercury Financial Corp. (a)	203
93	Flagstone Reinsurance Holdings Ltd., (Bermuda)	912
12	Hallmark Financial Services (a)	107
91	Meadowbrook Insurance Group, Inc.	587
20	National Financial Partners Corp. (c)	60
1	Navigators Group, Inc. (a)	71
78	Platinum Underwriters Holdings Ltd., (Bermuda)	2,825
162	PMA Capital Corp., Class A (a)	1,149
53	Safety Insurance Group, Inc.	2,029
31	SeaBright Insurance Holdings, Inc. (a)	365
52	Selective Insurance Group	1,181
43	Zenith National Insurance Corp.	1,346
		16,500
	Internet & Catalog Retail — 0.0% (g)
2	NutriSystem, Inc. (c)	29

	Internet Software & Services — 1.6%
19	Ariba, Inc. (a)	139
24	Art Technology Group, Inc. (a)	46
33	AsiaInfo Holdings, Inc., (China) (a)	394
10	Digital River, Inc. (a)	245
257	EarthLink, Inc. (a)	1,739
46	Interwoven, Inc. (a)	576
48	j2 Global Communications, Inc. (a)	966
40	Perficient, Inc. (a)	191
190	United Online, Inc.	1,152
58	ValueClick, Inc. (a)	397
		5,845
	IT Services — 2.4%
80	Acxiom Corp.	649
34	CACI International, Inc., Class A (a)	1,547
105	CIBER, Inc. (a)	504
33	CSG Systems International, Inc. (a)	568
84	Cybersource Corp. (a) (c)	1,011
35	Gartner, Inc. (a)	631
20	Hackett Group, Inc. (The) (a)	57
14	iGate Corp. (a)	91
34	infoGROUP, Inc.	162
8	Integral Systems, Inc. (a)	98
35	Mantech International Corp., Class A (a)	1,902
12	NCI, Inc., Class A (a)	355
73	Perot Systems Corp., Class A (a)	998
		8,573

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — 1.2%
176	JAKKS Pacific, Inc. (a)	3,637
49	RC2 Corp. (a)	523
13	Steinway Musical Instruments (a)	228
		4,388
	Life Sciences Tools & Services — 0.5%
12	AMAG Pharmaceuticals, Inc. (a) (c)	423
12	Enzo Biochem, Inc. (a)	59
51	eResearchTechnology, Inc. (a) (c)	335
28	Exelixis, Inc. (a) (c)	141
7	Kendle International, Inc. (a)	188
50	Medivation, Inc. (a) (c)	728
		1,874
	Machinery — 3.6%
19	Astec Industries, Inc. (a)	608
56	Barnes Group, Inc. (c)	815
13	Cascade Corp.	394
16	Chart Industries, Inc. (a)	168
61	CIRCOR International, Inc.	1,675
69	Columbus McKinnon Corp. (a)	940
115	EnPro Industries, Inc. (a)	2,473
116	Force Protection, Inc. (a)	695
14	Middleby Corp. (a) (c)	368
34	Wabash National Corp.	152
100	Wabtec Corp.	3,959
10	Watts Water Technologies, Inc., Class A	260
306	Xerium Technologies, Inc. (a) (c)	202
		12,709
	Marine — 0.1%
150	Horizon Lines, Inc., Class A	524
	Media — 0.4%
20	Belo Corp., Class A	30
56	Harte-Hanks, Inc.	347
26	Lee Enterprises, Inc. (c)	11
31	Marvel Entertainment, Inc. (a)	962
29	McClatchy Co., Class A (c)	23
26	Valassis Communications, Inc. (a)	35
		1,408
	Metals & Mining — 0.2%
3	Compass Minerals International, Inc.	176
22	Olympic Steel, Inc.	446
26	Sutor Technology Group Ltd., (China) (a)	60
		682
	Multi-Utilities — 0.2%
21	Black Hills Corp.	566
	Oil, Gas & Consumable Fuels — 2.1%
5	APCO Argentina, Inc.	130
6	Clayton Williams Energy, Inc. (a)	291
198	Endeavour International Corp. (a)	99
17	Georesources, Inc. (a)	151
299	Gran Tierra Energy, Inc., (Canada) (a)	836
46	Knightsbridge Tankers Ltd., (Bermuda)	674
177	McMoRan Exploration Co. (a) (c)	1,733
118	Pacific Ethanol, Inc. (a) (c)	52
32	Penn Virginia Corp.	842
107	Stone Energy Corp. (a) (c)	1,180
27	Swift Energy Co. (a)	452
18	Toreador Resources Corp. (a) (c)	99
108	VAALCO Energy, Inc. (a)	806
		7,345
	Paper & Forest Products — 0.0% (g)
42	Buckeye Technologies, Inc. (a)	154
	Personal Products — 0.3%
73	American Oriental Bioengineering, Inc., (China) (a) (c)	492
35	China Sky One Medical, Inc., (China) (a) (c)	552
		1,044
	Pharmaceuticals — 1.5%
7	Auxilium Pharmaceuticals, Inc. (a) (c)	196
45	Cardiome Pharma Corp., (Canada) (a) (c)	206
2	CPEX Pharmaceuticals, Inc. (a)	16
65	Cypress Bioscience, Inc. (a)	441
38	DURECT Corp. (a)	129
22	Par Pharmaceutical Cos., Inc. (a)	290
11	Salix Pharmaceuticals Ltd. (a)	99
48	Sucampo Pharmaceuticals, Inc., Class A (a)	274
28	ULURU, Inc. (a)	8
30	Valeant Pharmaceuticals International (a) (c)	687
149	ViroPharma, Inc. (a)	1,940
39	XenoPort, Inc. (a) (c)	988
		5,274
	Professional Services — 0.9%
28	COMSYS IT Partners, Inc. (a)	62
34	Heidrick & Struggles International, Inc. (c)	732
111	Kforce, Inc. (a)	856
58	Korn/Ferry International (a)	664
24	Navigant Consulting, Inc. (a)	375
62	TrueBlue, Inc. (a)	596
		3,285

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 5.1%
16	American Campus Communities, Inc.	327
138	Anthracite Capital, Inc. (c)	309
35	Ashford Hospitality Trust, Inc.	40
85	Associated Estates Realty Corp. (c)	773
15	BioMed Realty Trust, Inc.	180
45	Capstead Mortgage Corp.	484
282	DCT Industrial Trust, Inc.	1,424
58	Glimcher Realty Trust	164
58	Hersha Hospitality Trust (c)	174
16	Home Properties, Inc.	637
13	LaSalle Hotel Properties	140
405	Lexington Realty Trust	2,025
111	Maguire Properties, Inc. (a) (c)	162
360	MFA Financial, Inc.	2,122
15	Mission West Properties, Inc.	118
108	National Retail Properties, Inc. (c)	1,858
137	NorthStar Realty Finance Corp. (c)	535
78	Omega Healthcare Investors, Inc.	1,246
30	Parkway Properties, Inc.	542
67	Pennsylvania Real Estate Investment Trust (c)	502
23	PS Business Parks, Inc.	1,045
25	RAIT Financial Trust	65
16	Saul Centers, Inc.	616
134	Senior Housing Properties Trust	2,408
85	Strategic Hotels & Resorts, Inc. (c)	142
		18,038
	Real Estate Management & Development — 0.1%
20	Forestar Group, Inc. (a)	192
	Road & Rail — 0.6%
64	Arkansas Best Corp.	1,918
9	Marten Transport Ltd. (a)	165
55	YRC Worldwide, Inc. (a) (c)	158
		2,241
	Semiconductors & Semiconductor Equipment — 3.2%
5	Actel Corp. (a)	62
10	Advanced Energy Industries, Inc. (a)	97
419	Amkor Technology, Inc. (a)	913
65	Anadigics, Inc. (a)	96
24	Applied Micro Circuits Corp. (a)	93
18	Asyst Technologies, Inc. (a)	5
20	Brooks Automation, Inc. (a)	118
164	Cirrus Logic, Inc. (a)	439
45	Diodes, Inc. (a)	272
34	DSP Group, Inc. (a)	271
104	Emcore Corp. (a) (c)	135
23	Entegris, Inc. (a)	50
15	IXYS Corp.	126
95	Kulicke & Soffa Industries, Inc. (a) (c)	162
27	Lattice Semiconductor Corp. (a)	40
14	Mattson Technology, Inc. (a)	19
73	Micrel, Inc.	537
25	Microsemi Corp. (a)	312
68	MIPS Technologies, Inc. (a)	76
26	MKS Instruments, Inc. (a)	385
269	PMC-Sierra, Inc. (a)	1,308
63	RF Micro Devices, Inc. (a)	49
40	Semtech Corp. (a)	450
3	Sigma Designs, Inc. (a) (c)	32
77	Silicon Image, Inc. (a)	322
55	Silicon Storage Technology, Inc. (a)	127
377	Skyworks Solutions, Inc. (a)	2,087
22	Standard Microsystems Corp. (a)	364
4	Supertex, Inc. (a)	89
79	Techwell, Inc. (a)	512
6	Tessera Technologies, Inc. (a)	69
246	TriQuint Semiconductor, Inc. (a)	845
144	Zoran Corp. (a)	985
		11,447
	Software — 3.2%
6	Actuate Corp. (a)	17
239	Aspen Technology, Inc. (a)	1,699
29	Epicor Software Corp. (a) (c)	138
58	Informatica Corp. (a)	801
174	JDA Software Group, Inc. (a)	2,278
14	Macrovision Solutions Corp. (a)	172
14	Manhattan Associates, Inc. (a) (c)	218
49	Mentor Graphics Corp. (a)	253
7	Net 1 UEPS Technologies, Inc., (South Africa) (a)	96
148	OpenTV Corp., Class A (a)	182
96	Parametric Technology Corp. (a)	1,213
6	Pegasystems, Inc.	78
36	Progress Software Corp. (a)	691
50	Quest Software, Inc. (a)	635
41	Smith Micro Software, Inc. (a) (c)	227
9	SPSS, Inc. (a)	253
89	Sybase, Inc. (a)	2,207
44	TeleCommunication Systems, Inc., Class A (a)	381
		11,539

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — 4.1%
46	Aeropostale, Inc. (a)	744
103	Brown Shoe Co., Inc.	872
35	Buckle, Inc. (The)	759
24	Children’s Place Retail Stores, Inc. (The) (a)	512
79	Collective Brands, Inc. (a) (c)	924
94	Finish Line, Inc. (The), Class A	525
72	Gymboree Corp. (a)	1,878
61	Jos. A. Bank Clothiers, Inc. (a) (c)	1,587
233	Rent-A-Center, Inc. (a)	4,111
60	Sally Beauty Holdings, Inc. (a) (c)	343
747	Wet Seal, Inc. (The), Class A (a)	2,218
		14,473
	Textiles, Apparel & Luxury Goods — 1.6%
22	Deckers Outdoor Corp. (a)	1,741
170	Maidenform Brands, Inc. (a)	1,726
36	Movado Group, Inc.	338
8	Oxford Industries, Inc.	70
105	Perry Ellis International, Inc. (a)	663
19	Steven Madden Ltd. (a)	399
31	UniFirst Corp.	929
		5,866
	Thrifts & Mortgage Finance — 1.2%
68	First Niagara Financial Group, Inc.	1,098
20	Guaranty Financial Group, Inc. (a) (c)	53
18	OceanFirst Financial Corp.	294
113	Ocwen Financial Corp. (a)	1,037
61	PMI Group, Inc. (The) (c)	119
65	Trustco Bank Corp.	615
47	United Community Financial Corp.	42
22	WSFS Financial Corp.	1,070
		4,328
	Trading Companies & Distributors — 1.2%
23	Aceto Corp.	234
178	Applied Industrial Technologies, Inc. (c)	3,366
29	Kaman Corp.	517
		4,117
	Wireless Telecommunication Services — 1.1%
196	Centennial Communications Corp. (a)	1,582
182	Syniverse Holdings, Inc. (a)	2,170
		3,752
	Total Common Stocks (Cost $456,281)	341,398

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.4%
1,555	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $1,588)	1,594
	Total Long-Term Investments (Cost $457,869)	342,992

SHARES
Short-Term Investment — 2.5%
Investment Company — 2.5%
8,901	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $8,901)	8,901

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 10.8%
	Corporate Notes — 9.8%
5,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.429%, 04/09/09 (e)	5,006
12,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	11,930
13,000	Goldman Sachs Group, Inc. (The), VAR, 0.170%, 02/13/09	12,966
5,000	Svenska Handelsbanken AB, (Sweden), VAR, 4.418%, 02/06/09 (e)	5,003
		34,905

SHARES
	Investment Company — 1.0%
3,472	JPMorgan Prime Money Market Fund, Capital Shares (b)	3,472
	Total Investments of Cash Collateral for Securities on Loan (Cost $38,463)	38,377
	Total Investments — 109.5% (Cost $505,233)	390,270
	Liabilities in Excess of Other Assets — (9.5)%	(33,945)
	NET ASSETS — 100.0%	$356,325

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
264	E-mini Russell 2000	03/20/09	$13,034	$579

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.9%
	Common Stocks — 96.9%
	Aerospace & Defense — 2.9%
82	Alliant Techsystems, Inc. (a)	7,075
566	TransDigm Group, Inc. (a)	19,005
		26,080
	Air Freight & Logistics — 0.5%
203	Forward Air Corp.	4,922
	Beverages — 1.7%
463	Hansen Natural Corp. (a)	15,522
	Biotechnology — 1.3%
180	Myriad Genetics, Inc. (a)	11,905
	Capital Markets — 3.6%
967	Calamos Asset Management, Inc., Class A	7,157
1,642	HFF, Inc., Class A (a)	4,022
206	KBW, Inc. (a) (c)	4,737
1,235	optionsXpress Holdings, Inc.	16,504
		32,420
	Chemicals — 2.4%
227	Airgas, Inc.	8,847
57	Intrepid Potash, Inc. (a) (c)	1,184
404	Scotts Miracle-Gro Co. (The), Class A	12,005
		22,036
	Commercial Banks — 1.4%
130	Hancock Holding Co.	5,890
263	S.Y. Bancorp, Inc. (c)	7,238
		13,128
	Commercial Services & Supplies — 3.6%
784	Comfort Systems USA, Inc.	8,359
762	Waste Connections, Inc. (a)	24,049
		32,408
	Communications Equipment — 1.7%
944	Neutral Tandem, Inc. (a)	15,317
	Containers & Packaging — 6.0%
435	AptarGroup, Inc.	15,315
484	Crown Holdings, Inc. (a)	9,290
627	Silgan Holdings, Inc.	29,997
		54,602
	Diversified Consumer Services — 0.9%
380	Brink’s Home Security Holdings, Inc. (a)	8,328
	Diversified Financial Services — 0.7%
332	MSCI, Inc., Class A (a)	5,889
	Diversified Telecommunication Services — 3.6%
848	Cbeyond, Inc. (a)	13,544
775	NTELOS Holdings Corp.	19,123
		32,667
	Electrical Equipment — 0.2%
577	GT Solar International, Inc. (a)	1,668
	Electronic Equipment, Instruments & Components — 1.0%
294	Anixter International, Inc. (a)	8,843
	Energy Equipment & Services — 1.9%
528	Exterran Holdings, Inc. (a)	11,248
234	FMC Technologies, Inc. (a)	5,578
		16,826
	Food & Staples Retailing — 2.2%
1,250	Winn-Dixie Stores, Inc. (a)	20,131
	Food Products — 1.0%
1,333	B&G Foods, Inc., Class A	7,197
1,142	Reddy Ice Holdings, Inc.	1,644
		8,841
	Gas Utilities — 2.6%
557	Atmos Energy Corp.	13,190
235	Northwest Natural Gas Co.	10,410
		23,600
	Health Care Equipment & Supplies — 2.6%
396	IDEXX Laboratories, Inc. (a)	14,302
700	Natus Medical, Inc. (a)	9,061
		23,363
	Health Care Providers & Services — 8.6%
783	AMN Healthcare Services, Inc. (a)	6,628
659	Catalyst Health Solutions, Inc. (a)	16,058
378	MWI Veterinary Supply, Inc. (a)	10,199
911	PharMerica Corp. (a)	14,278
1,666	PSS World Medical, Inc. (a)	31,363
		78,526
	Health Care Technology — 0.5%
395	Omnicell, Inc. (a)	4,823
	Hotels, Restaurants & Leisure — 3.1%
1,031	Papa John’s International, Inc. (a)	19,002
1,894	Shuffle Master, Inc. (a)	9,396
		28,398
	Household Durables — 1.1%
903	Jarden Corp. (a)	10,379

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 7.5%
111	American Physicians Capital, Inc.	5,323
1,316	eHealth, Inc. (a)	17,478
733	ProAssurance Corp. (a)	38,674
107	RLI Corp.	6,563
		68,038
	Internet Software & Services — 3.3%
2,508	Dice Holdings, Inc. (a)	10,232
1,467	Liquidity Services, Inc. (a)	12,221
1,398	Travelzoo, Inc. (a) (c)	7,771
		30,224
	Leisure Equipment & Products — 1.7%
855	Pool Corp. (c)	15,363
	Machinery — 1.8%
244	Kaydon Corp.	8,371
387	RBC Bearings, Inc. (a)	7,840
		16,211
	Media — 3.1%
811	Cinemark Holdings, Inc.	6,029
388	Interactive Data Corp.	9,575
360	Morningstar, Inc. (a) (c)	12,791
		28,395
	Metals & Mining — 2.9%
606	Commercial Metals Co.	7,190
333	Compass Minerals International, Inc.	19,516
		26,706
	Oil, Gas & Consumable Fuels — 2.7%
252	Concho Resources, Inc. (a)	5,754
163	Penn Virginia Corp.	4,228
280	Southwestern Energy Co. (a)	8,119
310	St. Mary Land & Exploration Co.	6,291
		24,392
	Professional Services — 1.2%
249	CoStar Group, Inc. (a) (c)	8,217
765	Hudson Highland Group, Inc. (a)	2,562
		10,779
	Real Estate Investment Trusts (REITs) — 3.3%
120	EastGroup Properties, Inc.	4,277
893	Franklin Street Properties Corp.	13,167
347	Mid-America Apartment Communities, Inc.	12,880
		30,324
	Real Estate Management & Development — 0.8%
265	Jones Lang LaSalle, Inc.	7,347
	Road & Rail — 1.5%
283	Knight Transportation, Inc.	4,563
225	Landstar System, Inc.	8,655
		13,218
	Semiconductors & Semiconductor Equipment — 0.4%
247	Standard Microsystems Corp. (a)	4,028
	Software — 8.5%
1,288	Aspen Technology, Inc. (a)	9,142
484	Blackboard, Inc. (a)	12,699
465	Deltek, Inc. (a)	2,155
909	MICROS Systems, Inc. (a)	14,834
679	Monotype Imaging Holdings, Inc. (a)	3,936
529	NetSuite, Inc. (a) (c)	4,461
975	Nuance Communications, Inc. (a)	10,105
692	Solera Holdings, Inc. (a)	16,689
647	SuccessFactors, Inc. (a) (c)	3,713
		77,734
	Specialty Retail — 0.9%
573	Barnes & Noble, Inc. (c)	8,589
	Textiles, Apparel & Luxury Goods — 0.8%
128	Fossil, Inc. (a)	2,140
514	Iconix Brand Group, Inc. (a)	5,024
		7,164
	Thrifts & Mortgage Finance — 0.8%
442	First Niagara Financial Group, Inc.	7,141
	Wireless Telecommunication Services — 0.6%
671	Centennial Communications Corp. (a)	5,407
	Total Long-Term Investments (Cost $1,071,005)	881,682
Short-Term Investment — 4.9%
	Investment Company — 4.9%
44,644	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $44,644)	44,644

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.9%
	Corporate Notes — 2.7%
5,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.429%, 04/09/09 (e)	5,006
6,999	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	6,959
8,000	Metropolitan Life Global Funding I, VAR, 4.570%, 02/09/09 (e)	7,945

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
5,000	Svenska Handelsbanken AB, (Sweden), VAR, 4.418%, 02/06/09 (e)	5,003
		24,913

SHARES
	Investment Company — 1.2%
10,636	JPMorgan Prime Money Market Fund, Capital Shares (b)	10,636
	Total Investments of Cash Collateral for Securities on Loan (Cost $35,631)	35,549
	Total Investments — 105.7% (Cost $1,151,280)	961,875
	Liabilities in Excess of Other Assets — (5.7)%	(52,134)
	NET ASSETS — 100.0%	$909,741

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 1.5%
104	HEICO Corp. (c)	4,036
	Air Freight & Logistics — 1.3%
60	Hub Group, Inc., Class A (a)	1,598
139	UTI Worldwide, Inc., (United Kingdom)	1,993
		3,591
	Biotechnology — 6.1%
66	Alexion Pharmaceuticals, Inc. (a) (c)	2,374
178	BioMarin Pharmaceutical, Inc. (a) (c)	3,167
384	Halozyme Therapeutics, Inc. (a) (c)	2,150
91	Myriad Genetics, Inc. (a)	6,039
208	Theravance, Inc. (a) (c)	2,574
		16,304
	Building Products — 0.5%
47	Simpson Manufacturing Co., Inc. (c)	1,296
	Capital Markets — 3.1%
37	Affiliated Managers Group, Inc. (a)	1,551
228	Calamos Asset Management, Inc., Class A	1,690
104	Investment Technology Group, Inc. (a)	2,366
486	thinkorswim Group, Inc. (a)	2,732
		8,339
	Chemicals — 0.4%
175	Innospec, Inc., (United Kingdom)	1,032
	Commercial Services & Supplies — 2.9%
182	GEO Group, Inc. (The) (a)	3,275
139	Waste Connections, Inc. (a)	4,395
		7,670
	Communications Equipment — 4.1%
290	Neutral Tandem, Inc. (a)	4,701
256	ViaSat, Inc. (a)	6,161
		10,862
	Computers & Peripherals — 1.4%
135	Data Domain, Inc. (a) (c)	2,531
73	Synaptics, Inc. (a) (c)	1,215
		3,746
	Construction Materials — 0.9%
126	Eagle Materials, Inc. (c)	2,320
	Distributors — 1.2%
267	LKQ Corp. (a)	3,110
	Diversified Consumer Services — 0.9%
26	Grand Canyon Education, Inc. (a)	488
99	K12, Inc. (a)	1,860
		2,348
	Diversified Financial Services — 1.2%
175	MSCI, Inc., Class A (a)	3,103
	Diversified Telecommunication Services — 1.2%
199	Cbeyond, Inc. (a) (c)	3,184
	Electrical Equipment — 1.4%
34	Energy Conversion Devices, Inc. (a) (c)	862
122	EnerSys (a)	1,337
155	GT Solar International, Inc. (a)	448
42	Powell Industries, Inc. (a)	1,222
		3,869
	Electronic Equipment, Instruments & Components — 1.8%
96	Flir Systems, Inc. (a)	2,941
132	IPG Photonics Corp. (a) (c)	1,744
		4,685
	Energy Equipment & Services — 1.0%
94	Oceaneering International, Inc. (a)	2,742
	Food & Staples Retailing — 0.8%
162	Susser Holdings Corp. (a)	2,157
	Health Care Equipment & Supplies — 8.2%
220	Hologic, Inc. (a)	2,872
306	Insulet Corp. (a) (c)	2,365
121	Masimo Corp. (a) (c)	3,609
233	Meridian Bioscience, Inc.	5,927
215	Thoratec Corp. (a)	6,977
		21,750
	Health Care Providers & Services — 5.2%
62	Genoptix, Inc. (a)	2,101
210	Gentiva Health Services, Inc. (a)	6,149
105	Healthways, Inc. (a)	1,206
155	Psychiatric Solutions, Inc. (a) (c)	4,312
		13,768
	Health Care Technology — 4.3%
403	MedAssets, Inc. (a)	5,891
450	Omnicell, Inc. (a)	5,490
		11,381
	Hotels, Restaurants & Leisure — 3.8%
168	Bally Technologies, Inc. (a) (c)	4,046
285	California Pizza Kitchen, Inc. (a)	3,052
142	Jack in the Box, Inc. (a)	3,130
		10,228
	Insurance — 3.6%
236	Castlepoint Holdings Ltd., (Bermuda)	3,195
96	HCC Insurance Holdings, Inc.	2,558

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
73	ProAssurance Corp. (a)	3,866
		9,619
	Internet Software & Services — 4.5%
1,150	Art Technology Group, Inc. (a)	2,219
93	Bankrate, Inc. (a) (c)	3,530
142	DealerTrack Holdings, Inc. (a)	1,690
63	Digital River, Inc. (a)	1,574
401	Switch & Data Facilities Co., Inc. (a)	2,962
		11,975
	IT Services — 1.3%
152	Syntel, Inc. (c)	3,510
	Life Sciences Tools & Services — 4.1%
133	Bruker Corp. (a)	537
595	Enzo Biochem, Inc. (a) (c)	2,911
255	Exelixis, Inc. (a) (c)	1,278
157	Icon plc, (Ireland), ADR (a)	3,098
72	Illumina, Inc. (a)	1,863
80	Medivation, Inc. (a) (c)	1,163
		10,850
	Machinery — 2.6%
60	Bucyrus International, Inc.	1,106
83	Graco, Inc.	1,979
94	Wabtec Corp.	3,724
		6,809
	Media — 0.7%
50	Morningstar, Inc. (a) (c)	1,764
	Oil, Gas & Consumable Fuels — 5.0%
135	Cabot Oil & Gas Corp.	3,497
83	Comstock Resources, Inc. (a)	3,898
130	Concho Resources, Inc. (a)	2,964
45	Forest Oil Corp. (a)	734
89	Penn Virginia Corp.	2,305
		13,398
	Pharmaceuticals — 1.4%
300	Sucampo Pharmaceuticals, Inc., Class A (a)	1,722
165	ViroPharma, Inc. (a)	2,148
		3,870
	Professional Services — 2.0%
77	FTI Consulting, Inc. (a)	3,449
39	Watson Wyatt Worldwide, Inc., Class A	1,865
		5,314
	Road & Rail — 2.6%
106	Landstar System, Inc.	4,087
103	Old Dominion Freight Line, Inc. (a)	2,936
		7,023
	Semiconductors & Semiconductor Equipment — 3.4%
99	Hittite Microwave Corp. (a) (c)	2,921
281	Microsemi Corp. (a)	3,549
88	Tessera Technologies, Inc. (a)	1,045
82	Varian Semiconductor Equipment Associates, Inc. (a) (c)	1,484
		8,999
	Software — 6.1%
99	ANSYS, Inc. (a)	2,748
178	Blackboard, Inc. (a) (c)	4,661
171	NetSuite, Inc. (a) (c)	1,439
444	Nuance Communications, Inc. (a)	4,597
182	Taleo Corp., Class A (a)	1,422
325	THQ, Inc. (a) (c)	1,361
		16,228
	Specialty Retail — 2.4%
245	DSW, Inc., Class A (a) (c)	3,054
394	Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,260
		6,314
	Textiles, Apparel & Luxury Goods — 4.2%
63	Deckers Outdoor Corp. (a)	5,016
502	Iconix Brand Group, Inc. (a)	4,909
52	Under Armour, Inc., Class A (a) (c)	1,227
		11,152
	Thrifts & Mortgage Finance — 1.1%
61	WSFS Financial Corp.	2,913
	Trading Companies & Distributors — 0.8%
156	Beacon Roofing Supply, Inc. (a) (c)	2,160
	Total Long-Term Investments (Cost $324,714)	263,419
Short-Term Investment — 2.2%
	Investment Company — 2.2%
5,822	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $5,822)	5,822

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 14.5%
	Certificate of Deposit — 1.3%
3,500	Calyon, New York, VAR, 0.397%, 03/15/10	3,383
	Corporate Notes — 11.5%
6,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	5,870
6,999	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	6,959
7,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	6,682
3,000	Goldman Sachs Group, Inc. (The), VAR, 0.170%, 02/13/09	2,992
1,000	Monumental Global Funding II, VAR, 0.395%, 03/26/10 (e)	904
6,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	5,570
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,853
		30,830

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 1.7%
4,428	JPMorgan Prime Money Market Fund, Capital Shares (b)	4,428
	Total Investments of Cash Collateral for Securities on Loan (Cost $39,922)	38,641
	Total Investments — 115.7% (Cost $370,458)	307,882
	Liabilities in Excess of Other Assets — (15.7)%	(41,769)
	NET ASSETS — 100.0%	$266,113

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 97.9%
	Aerospace & Defense — 1.3%
43	Cubic Corp.	1,161
213	Orbital Sciences Corp. (a)	4,162
		5,323
	Air Freight & Logistics — 0.7%
21	Atlas Air Worldwide Holdings, Inc. (a)	399
231	Pacer International, Inc.	2,404
		2,803
	Airlines — 1.3%
157	Continental Airlines, Inc., Class B (a) (c)	2,830
58	Hawaiian Holdings, Inc. (a)	369
68	Republic Airways Holdings, Inc. (a)	725
57	SkyWest, Inc.	1,051
27	UAL Corp. (c)	299
		5,274
	Auto Components — 0.5%
201	ArvinMeritor, Inc. (c)	574
19	Autoliv, Inc., (Sweden)	417
81	Modine Manufacturing Co.	394
33	Stoneridge, Inc. (a)	150
35	Superior Industries International, Inc. (c)	370
137	Visteon Corp. (a)	48
		1,953
	Biotechnology — 0.3%
31	Arena Pharmaceuticals, Inc. (a)	130
69	Bionovo, Inc. (a) (c)	14
51	Protalix BioTherapeutics, Inc., (Israel) (a)	94
9	Rigel Pharmaceuticals, Inc. (a)	74
29	Seattle Genetics, Inc. (a) (c)	261
13	United Therapeutics Corp. (a)	807
		1,380
	Building Products — 0.8%
49	Gibraltar Industries, Inc.	586
17	INSTEEL Industries, Inc. (c)	191
42	Lennox International, Inc.	1,350
36	NCI Building Systems, Inc. (a) (c)	588
54	Quanex Building Products Corp.	502
		3,217
	Capital Markets — 1.0%
28	Affiliated Managers Group, Inc. (a) (c)	1,178
29	Federated Investors, Inc., Class B	483
61	Investment Technology Group, Inc. (a)	1,379
48	Janus Capital Group, Inc.	384
14	Piper Jaffray Cos. (a)	573
19	thinkorswim Group, Inc. (a)	107
		4,104
	Chemicals — 2.3%
13	GenTek, Inc. (a)	194
194	H.B. Fuller Co. (c)	3,128
63	Innophos Holdings, Inc.	1,246
21	Sensient Technologies Corp.	509
262	Spartech Corp.	1,639
104	Terra Industries, Inc.	1,732
40	Zep, Inc.	778
		9,226
	Commercial Banks — 14.7%
53	1st Source Corp.	1,252
34	AMCORE Financial, Inc. (c)	122
44	BancFirst Corp. (c)	2,307
90	Bank of Hawaii Corp.	4,047
18	Cardinal Financial Corp.	103
82	Cathay General Bancorp	1,936
42	Central Pacific Financial Corp.	426
39	Chemical Financial Corp.	1,090
96	City Holding Co.	3,328
94	Commerce Bancshares, Inc. (c)	4,147
116	Community Bank System, Inc. (c)	2,834
64	Community Trust Bancorp, Inc.	2,337
57	Cullen/Frost Bankers, Inc.	2,904
22	Financial Institutions, Inc.	313
95	First Bancorp (c)	1,054
5	First Citizens BancShares, Inc., Class A	749
23	First Community Bancshares, Inc. (c)	795
65	First Financial Bancorp	809
12	First Financial Bankshares, Inc.	640
13	First Merchants Corp.	293
6	First South Bancorp, Inc.	77
216	FirstMerit Corp.	4,447
1	Fulton Financial Corp.	12
51	Guaranty Bancorp (a)	102
30	Heartland Financial USA, Inc. (c)	614
14	Heritage Commerce Corp.	153
59	Lakeland Bancorp, Inc. (c)	661
15	Lakeland Financial Corp.	345
19	Old National Bancorp	341
13	Old Second Bancorp, Inc. (c)	145
58	Pacific Capital Bancorp (c)	971
63	Provident Bankshares Corp. (c)	604

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
11	Santander BanCorp	135
11	SCBT Financial Corp. (c)	363
10	Sierra Bancorp	208
53	Simmons First National Corp., Class A	1,562
28	Southwest Bancorp, Inc.	363
10	Suffolk Bancorp (c)	345
218	TCF Financial Corp.	2,976
19	Tompkins Financial Corp. (c)	1,125
116	UMB Financial Corp.	5,710
56	Umpqua Holdings Corp. (c)	809
4	W Holding Co., Inc.	42
82	Washington Trust Bancorp, Inc.	1,610
31	Westamerica Bancorp (c)	1,565
111	Whitney Holding Corp. (c)	1,781
		58,552
	Commercial Services & Supplies — 2.1%
9	Amrep Corp. (a) (c)	275
193	Deluxe Corp.	2,892
84	HNI Corp. (c)	1,324
191	Standard Register Co. (The)	1,703
180	Steelcase, Inc., Class A	1,010
38	United Stationers, Inc. (a)	1,279
		8,483
	Communications Equipment — 1.8%
520	3Com Corp. (a)	1,186
17	Acme Packet, Inc. (a)	88
62	Avocent Corp. (a)	1,111
18	Bel Fuse, Inc., Class B	391
79	Black Box Corp.	2,056
76	CommScope, Inc. (a)	1,187
97	Emulex Corp. (a)	677
12	InterDigital, Inc. (a)	316
71	Tellabs, Inc. (a)	291
11	UTStarcom, Inc. (a) (c)	20
		7,323
	Computers & Peripherals — 0.8%
231	Electronics for Imaging, Inc. (a)	2,206
46	Hutchinson Technology, Inc. (a) (c)	159
49	Imation Corp.	668
2	Quantum Corp. (a)	1
		3,034
	Construction & Engineering — 1.3%
24	Dycom Industries, Inc. (a)	195
218	EMCOR Group, Inc. (a)	4,881
		5,076
	Construction Materials — 0.1%
39	Headwaters, Inc. (a) (c)	261
	Consumer Finance — 1.4%
19	Advance America Cash Advance Centers, Inc.	36
123	AmeriCredit Corp. (a) (c)	938
52	CompuCredit Corp. (a) (c)	288
12	Credit Acceptance Corp. (a) (c)	165
123	Dollar Financial Corp. (a)	1,266
136	World Acceptance Corp. (a) (c)	2,685
		5,378
	Containers & Packaging — 1.4%
141	Myers Industries, Inc.	1,127
85	Rock-Tenn Co., Class A	2,906
32	Silgan Holdings, Inc.	1,525
		5,558
	Diversified Consumer Services — 0.8%
61	Coinstar, Inc. (a)	1,182
73	Jackson Hewitt Tax Service, Inc.	1,142
236	Stewart Enterprises, Inc., Class A	709
		3,033
	Diversified Financial Services — 0.3%
47	Financial Federal Corp.	1,087
	Diversified Telecommunication Services — 0.9%
50	CenturyTel, Inc.	1,353
24	Consolidated Communications Holdings, Inc. (c)	284
236	Frontier Communications Corp.	2,060
		3,697
	Electric Utilities — 1.0%
211	El Paso Electric Co. (a) (c)	3,822
14	Great Plains Energy, Inc.	267
		4,089
	Electrical Equipment — 0.9%
81	Acuity Brands, Inc. (c)	2,828
132	LSI Industries, Inc.	906
		3,734
	Electronic Equipment, Instruments & Components — 2.2%
76	Benchmark Electronics, Inc. (a)	965
110	Cognex Corp.	1,632
139	Coherent, Inc. (a)	3,051
60	CTS Corp.	328
93	Park Electrochemical Corp.	1,758
181	Sanmina-SCI Corp. (a)	85
56	Tech Data Corp. (a)	1,003
		8,822

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 0.7%
36	Dresser-Rand Group, Inc. (a)	618
114	Helix Energy Solutions Group, Inc. (a)	828
19	Patterson-UTI Energy, Inc.	221
51	Precision Drilling Trust, (Canada) (c)	425
159	Trico Marine Services, Inc. (a) (c)	708
		2,800
	Food & Staples Retailing — 1.4%
105	Nash Finch Co. (c)	4,731
32	Pantry, Inc. (The) (a) (c)	678
		5,409
	Food Products — 0.3%
144	Del Monte Foods Co.	1,027
	Gas Utilities — 2.0%
6	National Fuel Gas Co.	191
145	Nicor, Inc. (c)	5,051
17	ONEOK, Inc.	507
30	Piedmont Natural Gas Co.	956
27	South Jersey Industries, Inc.	1,068
8	UGI Corp.	198
		7,971
	Health Care Equipment & Supplies — 1.4%
207	Invacare Corp. (c)	3,206
49	Teleflex, Inc.	2,445
		5,651
	Health Care Providers & Services — 2.8%
101	Gentiva Health Services, Inc. (a)	2,941
108	Magellan Health Services, Inc. (a)	4,233
144	Omnicare, Inc.	4,006
		11,180
	Health Care Technology — 0.1%
25	MedAssets, Inc. (a)	365
	Hotels, Restaurants & Leisure — 1.0%
371	Denny’s Corp. (a)	738
36	Isle of Capri Casinos, Inc. (a) (c)	115
94	Jack in the Box, Inc. (a)	2,081
161	O’Charley’s, Inc.	322
83	Wyndham Worldwide Corp.	541
		3,797
	Household Durables — 3.6%
279	American Greetings Corp., Class A	2,112
160	Blyth, Inc. (c)	1,251
101	Furniture Brands International, Inc. (c)	223
224	Helen of Troy Ltd., (Bermuda) (a) (c)	3,882
84	Jarden Corp. (a)	965
199	Leggett & Platt, Inc.	3,024
121	Tupperware Brands Corp.	2,742
		14,199
	Industrial Conglomerates — 0.8%
166	Tredegar Corp.	3,023
	Insurance — 7.8%
185	Ambac Financial Group, Inc. (c)	240
139	American Equity Investment Life Holding Co.	975
24	Arch Capital Group Ltd., (Bermuda) (a)	1,675
125	Aspen Insurance Holdings Ltd., (Bermuda)	3,034
46	Axis Capital Holdings Ltd., (Bermuda)	1,339
292	Conseco, Inc. (a)	1,514
95	Crawford & Co., Class B (a) (c)	1,383
155	Delphi Financial Group, Inc., Class A	2,855
16	FBL Financial Group, Inc., Class A	252
120	Harleysville Group, Inc.	4,161
235	Horace Mann Educators Corp.	2,158
72	Meadowbrook Insurance Group, Inc.	464
119	Platinum Underwriters Holdings Ltd., (Bermuda)	4,286
57	PMA Capital Corp., Class A (a)	406
41	ProAssurance Corp. (a)	2,174
72	Protective Life Corp.	1,035
23	RenaissanceRe Holdings Ltd., (Bermuda)	1,191
46	StanCorp Financial Group, Inc.	1,913
		31,055
	Internet Software & Services — 0.6%
33	S1 Corp. (a)	260
267	SonicWALL, Inc. (a)	1,063
127	United Online, Inc.	771
38	Vignette Corp. (a)	358
		2,452
	IT Services — 1.6%
193	Acxiom Corp.	1,566
4	Alliance Data Systems Corp. (a) (c)	191
248	CSG Systems International, Inc. (a) (c)	4,329
20	Global Cash Access Holdings, Inc. (a)	45
399	Unisys Corp. (a)	339
		6,470
	Leisure Equipment & Products — 1.5%
131	Hasbro, Inc. (c)	3,810
115	JAKKS Pacific, Inc. (a)	2,362
		6,172

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — 0.2%
128	Enzo Biochem, Inc. (a)	626
	Machinery — 1.6%
91	AGCO Corp. (a) (c)	2,147
13	CIRCOR International, Inc.	360
10	Flowserve Corp.	489
12	NACCO Industries, Inc., Class A	464
28	Tecumseh Products Co., Class A (a)	267
104	Wabash National Corp.	467
57	Wabtec Corp.	2,266
		6,460
	Marine — 0.3%
295	Horizon Lines, Inc., Class A	1,030
	Media — 0.7%
139	Belo Corp., Class A	217
151	Cumulus Media, Inc., Class A (a)	377
35	John Wiley & Sons, Inc., Class A	1,238
86	RCN Corp. (a)	507
132	Sinclair Broadcast Group, Inc., Class A	409
		2,748
	Metals & Mining — 1.0%
29	Reliance Steel & Aluminum Co.	568
301	Worthington Industries, Inc.	3,322
		3,890
	Multiline Retail — 0.8%
209	Big Lots, Inc. (a)	3,031
	Multi-Utilities — 4.2%
7	Alliant Energy Corp.	198
246	Avista Corp.	4,758
321	CenterPoint Energy, Inc.	4,050
43	NorthWestern Corp.	1,009
166	Puget Energy, Inc.	4,527
96	Vectren Corp.	2,388
		16,930
	Oil, Gas & Consumable Fuels — 2.1%
9	Brigham Exploration Co. (a) (c)	28
59	Endeavour International Corp. (a)	29
69	Energy Partners, Ltd. (a)	93
17	Frontline Ltd., (Bermuda) (c)	515
58	General Maritime Corp. (c)	626
55	Holly Corp.	1,010
51	Mariner Energy, Inc. (a)	525
116	Meridian Resource Corp. (a)	66
18	Overseas Shipholding Group, Inc.	745
1	PrimeEnergy Corp. (a)	31
118	Stone Energy Corp. (a)	1,298
36	Swift Energy Co. (a)	597
327	VAALCO Energy, Inc. (a)	2,432
17	W&T Offshore, Inc. (c)	239
9	Westmoreland Coal Co. (a)	99
		8,333
	Paper & Forest Products — 0.3%
230	Buckeye Technologies, Inc. (a)	836
61	Neenah Paper, Inc.	537
		1,373
	Personal Products — 1.0%
73	NBTY, Inc. (a)	1,136
38	Nu Skin Enterprises, Inc., Class A	391
244	Prestige Brands Holdings, Inc. (a)	2,571
		4,098
	Pharmaceuticals — 0.6%
13	Auxilium Pharmaceuticals, Inc. (a) (c)	383
28	Cypress Bioscience, Inc. (a)	194
40	Perrigo Co. (c)	1,292
49	ULURU, Inc. (a)	14
44	ViroPharma, Inc. (a)	575
		2,458
	Professional Services — 0.0% (g)
28	COMSYS IT Partners, Inc. (a)	62
	Real Estate Investment Trusts (REITs) — 8.9%
351	Anworth Mortgage Asset Corp. (c)	2,258
121	Apartment Investment & Management Co., Class A (c)	1,401
213	Ashford Hospitality Trust, Inc. (c)	245
26	Brandywine Realty Trust	202
364	DCT Industrial Trust, Inc. (c)	1,842
172	DiamondRock Hospitality Co.	869
39	DuPont Fabros Technology, Inc.	80
70	Extra Space Storage, Inc.	726
63	Home Properties, Inc. (c)	2,550
111	Hospitality Properties Trust	1,652
57	LaSalle Hotel Properties	627
449	Lexington Realty Trust (c)	2,244
143	LTC Properties, Inc.	2,894
522	MFA Financial, Inc.	3,074
131	Mission West Properties, Inc.	1,001
8	Pennsylvania Real Estate Investment Trust (c)	61
94	PS Business Parks, Inc.	4,194

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
143	Ramco-Gershenson Properties Trust	884
171	Senior Housing Properties Trust	3,057
80	Strategic Hotels & Resorts, Inc. (c)	134
281	Sunstone Hotel Investors, Inc.	1,738
71	Taubman Centers, Inc.	1,818
61	Universal Health Realty Income Trust	1,998
		35,549
	Road & Rail — 0.4%
41	Arkansas Best Corp.	1,226
24	Saia, Inc. (a) (c)	258
		1,484
	Semiconductors & Semiconductor Equipment — 1.8%
111	Axcelis Technologies, Inc. (a)	57
98	Brooks Automation, Inc. (a) (c)	570
487	Cirrus Logic, Inc. (a)	1,304
62	Cohu, Inc.	750
49	DSP Group, Inc. (a)	395
105	Fairchild Semiconductor International, Inc. (a)	511
104	Integrated Device Technology, Inc. (a)	581
219	Lattice Semiconductor Corp. (a)	330
72	MIPS Technologies, Inc. (a)	80
83	Novellus Systems, Inc. (a)	1,025
38	Semtech Corp. (a)	433
213	Silicon Storage Technology, Inc. (a)	487
62	Ultratech, Inc. (a)	737
9	Zoran Corp. (a)	63
		7,323
	Software — 3.2%
381	Aspen Technology, Inc. (a)	2,707
28	Compuware Corp. (a)	190
244	EPIQ Systems, Inc. (a) (c)	4,079
37	Fair Isaac Corp. (c)	620
50	JDA Software Group, Inc. (a)	657
93	Magma Design Automation, Inc. (a) (c)	95
26	MicroStrategy, Inc., Class A (a)	973
12	Net 1 UEPS Technologies, Inc., (South Africa) (a)	162
27	Progress Software Corp. (a)	516
10	SPSS, Inc. (a)	256
63	Sybase, Inc. (a)	1,566
167	TIBCO Software, Inc. (a)	869
		12,690
	Specialty Retail — 2.9%
67	Advance Auto Parts, Inc.	2,268
84	Barnes & Noble, Inc.	1,263
92	Cache, Inc. (a)	185
41	Cato Corp. (The), Class A	613
166	Charlotte Russe Holding, Inc. (a)	1,077
29	Collective Brands, Inc. (a) (c)	336
454	Finish Line, Inc. (The), Class A	2,543
182	Midas, Inc. (a)	1,905
263	Pacific Sunwear of California, Inc. (a)	418
87	RadioShack Corp.	1,036
		11,644
	Textiles, Apparel & Luxury Goods — 0.4%
69	Jones Apparel Group, Inc.	404
46	Maidenform Brands, Inc. (a)	463
35	Timberland Co., Class A (a)	400
21	Wolverine World Wide, Inc.	450
		1,717
	Thrifts & Mortgage Finance — 1.9%
206	Astoria Financial Corp. (c)	3,388
38	Corus Bankshares, Inc. (c)	42
124	Federal Agricultural Mortgage Corp., Class C	434
14	First Financial Holdings, Inc. (c)	291
167	First Niagara Financial Group, Inc.	2,692
43	FirstFed Financial Corp. (a) (c)	75
123	PMI Group, Inc. (The) (c)	240
12	WSFS Financial Corp.	581
		7,743
	Tobacco — 0.4%
594	Alliance One International, Inc. (a)	1,746
	Trading Companies & Distributors — 1.2%
112	Applied Industrial Technologies, Inc.	2,114
129	WESCO International, Inc. (a)	2,483
		4,597
	Water Utilities — 0.1%
15	American Water Works Co., Inc.	319
12	Aqua America, Inc.	237
		556
	Wireless Telecommunication Services — 0.4%
213	Centennial Communications Corp. (a)	1,717
	Total Common Stocks (Cost $539,864)	390,783

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.5%
1,781	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $1,821)	1,825
	Total Long-Term Investments (Cost $541,685)	392,608

SHARES
Short-Term Investment — 1.5%
Investment Company — 1.5%
6,216	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $6,216)	6,216

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 12.0%
	Certificate of Deposit — 1.2%
4,999	Calyon, New York, VAR, 0.397%, 03/15/10	4,833
	Corporate Notes — 10.2%
9,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	8,805
4,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	3,977
10,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	9,546
4,000	Goldman Sachs Group, Inc. (The), VAR, 0.170%, 02/13/09	3,990
500	Monumental Global Funding II, VAR, 0.395%, 03/26/10 (e)	452
10,050	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	9,329
5,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	4,632
		40,731

SHARES
	Investment Company — 0.6%
2,247	JPMorgan Prime Money Market Fund, Capital Shares (b)	2,247
	Total Investments of Cash Collateral for Securities on Loan (Cost $49,793)	47,811
	Total Investments — 111.9% (Cost $597,694)	446,635
	Liabilities in Excess of Other Assets — (11.9)%	(47,350)
	NET ASSETS — 100.0%	$399,285

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
161	E-mini Russell 2000	03/20/09	$7,949	$479

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   37

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.4%
	Common Stocks — 94.7%
	Aerospace & Defense — 3.7%
3	AAR Corp. (a)	63
2	HEICO Corp.	74
		137
	Automobiles — 1.0%
3	Thor Industries, Inc.	37
	Biotechnology — 0.9%
3	Theravance, Inc. (a)	32
	Building Products — 1.6%
51	PGT, Inc. (a)	58
	Capital Markets — 1.9%
1	Investment Technology Group, Inc. (a)	19
4	PennantPark Investment Corp.	15
6	thinkorswim Group, Inc. (a)	36
		70
	Commercial Banks — 9.7%
8	Bancorp, Inc. (The) (a)	29
5	Boston Private Financial Holdings, Inc.	34
3	East West Bancorp, Inc.	54
2	Glacier Bancorp, Inc.	47
1	IBERIABANK Corp.	51
2	S.Y. Bancorp, Inc.	60
7	Synovus Financial Corp.	58
1	Texas Capital Bancshares, Inc. (a)	17
		350
	Commercial Services & Supplies — 1.7%
14	Cenveo, Inc. (a)	62
	Communications Equipment — 3.7%
3	CommScope, Inc. (a)	49
4	Emulex Corp. (a)	30
4	Tekelec (a)	57
		136
	Consumer Finance — 0.5%
1	First Cash Financial Services, Inc. (a)	18
	Containers & Packaging — 4.9%
2	AptarGroup, Inc.	81
2	Silgan Holdings, Inc.	96
		177
	Diversified Financial Services — 0.3%
4	Marlin Business Services Corp. (a)	10
	Diversified Telecommunication Services — 1.5%
6	Alaska Communications Systems Group, Inc.	54
	Electric Utilities — 1.5%
2	Allete, Inc.	54
	Electrical Equipment — 5.1%
4	EnerSys (a)	48
2	General Cable Corp. (a)	39
1	Powell Industries, Inc. (a)	43
2	Regal-Beloit Corp.	58
		188
	Energy Equipment & Services — 0.4%
1	Exterran Holdings, Inc. (a)	13
	Food & Staples Retailing — 0.8%
1	Ruddick Corp.	31
	Food Products — 1.6%
1	Ralcorp Holdings, Inc. (a)	56
	Gas Utilities — 1.8%
2	Atmos Energy Corp.	50
1	Energen Corp.	18
		68
	Health Care Equipment & Supplies — 1.3%
4	Hologic, Inc. (a)	49
	Health Care Providers & Services — 3.0%
2	Kindred Healthcare, Inc. (a)	28
2	Psychiatric Solutions, Inc. (a)	53
3	Sun Healthcare Group, Inc. (a)	30
		111
	Hotels, Restaurants & Leisure — 0.7%
1	Jack in the Box, Inc. (a)	25
	Household Durables — 3.0%
2	Centex Corp.	19
4	Jarden Corp. (a)	47
2	Tupperware Brands Corp.	44
		110
	Household Products — 0.8%
1	WD-40 Co.	31
	Insurance — 8.1%
2	Ambac Financial Group, Inc.	3
2	Hanover Insurance Group, Inc. (The)	68
18	Meadowbrook Insurance Group, Inc.	116
2	ProAssurance Corp. (a)	110
		297
	Internet Software & Services — 2.0%
1	Digital River, Inc. (a)	36
5	Switch & Data Facilities Co., Inc. (a)	38
		74

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — 1.0%
5	RightNow Technologies, Inc. (a)	35
	Machinery — 0.6%
1	Kaydon Corp.	21
	Media — 2.5%
3	John Wiley & Sons, Inc., Class A	91
	Metals & Mining — 1.2%
4	Commercial Metals Co.	45
	Multiline Retail — 2.1%
7	Fred’s, Inc., Class A	78
	Oil, Gas & Consumable Fuels — 2.8%
1	Comstock Resources, Inc. (a)	67
1	Penn Virginia Corp.	37
		104
	Personal Products — 1.1%
2	Alberto-Culver Co.	40
	Pharmaceuticals — 0.2%
5	Somaxon Pharmaceuticals, Inc. (a)	6
	Professional Services — 1.3%
2	Robert Half International, Inc.	46
	Real Estate Investment Trusts (REITs) — 7.5%
5	Associated Estates Realty Corp.	48
1	Brandywine Realty Trust	9
1	Corporate Office Properties Trust	43
— (h)	Essex Property Trust, Inc.	31
— (h)	Health Care REIT, Inc.	15
9	MFA Financial, Inc.	55
1	Mid-America Apartment Communities, Inc.	49
2	Sun Communities, Inc.	23
		273
	Road & Rail — 1.5%
2	Old Dominion Freight Line, Inc. (a)	54
	Semiconductors & Semiconductor Equipment — 0.7%
2	Tessera Technologies, Inc. (a)	24
	Software — 1.0%
8	Lawson Software, Inc. (a)	38
	Specialty Retail — 3.6%
19	Blockbuster, Inc., Class A (a)	24
4	Collective Brands, Inc. (a)	48
3	Rent-A-Center, Inc. (a)	59
		131
	Thrifts & Mortgage Finance — 5.1%
2	First Niagara Financial Group, Inc.	40
3	Ocwen Financial Corp. (a)	23
2	People’s United Financial, Inc.	44
2	WSFS Financial Corp.	79
		186
	Tobacco — 1.0%
3	Vector Group Ltd.	36
	Total Common Stocks (Cost $3,517)	3,456
	Investment Companies — 6.7%
2	iShares Dow Jones US Regional Banks Index Fund	58
2	SPDR DJ Wilshire REIT ETF	85
4	SPDR KBW Regional Banking ETF	103
	Total Investment Companies (Cost $227)	246
	Total Long-Term Investments (Cost $3,744)	3,702
Short-Term Investment — 9.9%
	Investment Company — 9.9%
360	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $360)	360
	Total Investments — 111.3% (Cost $4,104)	4,062
	Liabilities in Excess of Other Assets — (11.3)%	(413)
	NET ASSETS — 100.0%	$3,649

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.0%
	Common Stocks — 95.4%
	Aerospace & Defense — 1.5%
2	Ceradyne, Inc. (a)	36
22	Orbital Sciences Corp. (a)	432
		468
	Air Freight & Logistics — 0.8%
26	Pacer International, Inc.	268
	Airlines — 1.2%
19	Continental Airlines, Inc., Class B (a)	347
6	Hawaiian Holdings, Inc. (a)	35
1	UAL Corp.	10
		392
	Auto Components — 0.5%
14	ArvinMeritor, Inc.	40
1	ATC Technology Corp. (a)	21
9	Drew Industries, Inc. (a)	103
1	Stoneridge, Inc. (a)	3
		167
	Biotechnology — 3.9%
7	Alexion Pharmaceuticals, Inc. (a)	239
4	Alkermes, Inc. (a)	42
6	Arena Pharmaceuticals, Inc. (a)	26
6	BioMarin Pharmaceutical, Inc. (a)	107
7	Bionovo, Inc. (a)	1
1	Cephalon, Inc. (a)	69
8	Cytokinetics, Inc. (a)	22
14	Halozyme Therapeutics, Inc. (a)	80
1	Martek Biosciences Corp.	21
2	Myriad Genetics, Inc. (a)	159
3	Onyx Pharmaceuticals, Inc. (a)	96
3	Progenics Pharmaceuticals, Inc. (a)	35
28	Protalix BioTherapeutics, Inc., (Israel) (a)	51
3	Rigel Pharmaceuticals, Inc. (a)	27
11	Seattle Genetics, Inc. (a)	98
4	Theravance, Inc. (a)	53
2	United Therapeutics Corp. (a)	106
		1,232
	Building Products — 2.5%
3	Gibraltar Industries, Inc.	36
11	INSTEEL Industries, Inc.	119
12	Lennox International, Inc.	400
9	NCI Building Systems, Inc. (a)	148
8	Quanex Building Products Corp.	78
		781
	Capital Markets — 1.7%
4	Affiliated Managers Group, Inc. (a)	168
13	Federated Investors, Inc., Class B	217
— (h)	Janus Capital Group, Inc.	3
5	LaBranche & Co., Inc. (a)	22
2	Piper Jaffray Cos. (a)	80
10	thinkorswim Group, Inc. (a)	53
		543
	Chemicals — 1.4%
4	Innospec, Inc., (United Kingdom)	25
35	Spartech Corp.	222
11	Terra Industries, Inc.	188
		435
	Commercial Banks — 8.0%
3	1st Source Corp.	78
9	BancFirst Corp.	487
5	Cardinal Financial Corp.	28
6	Central Pacific Financial Corp.	60
8	City Holding Co.	292
3	CoBiz Financial, Inc.	27
3	Commerce Bancshares, Inc.	128
4	First Bancorp	49
2	First Merchants Corp.	49
9	Guaranty Bancorp (a)	18
1	Lakeland Financial Corp.	31
3	Sierra Bancorp	67
14	Simmons First National Corp., Class A (c)	410
6	South Financial Group, Inc. (The)	27
— (h)	StellarOne Corp.	4
12	Suffolk Bancorp	427
27	TCF Financial Corp.	369
		2,551
	Commercial Services & Supplies — 2.1%
10	Deluxe Corp.	151
24	Knoll, Inc.	212
3	Standard Parking Corp. (a)	52
26	Standard Register Co. (The)	230
2	Steelcase, Inc., Class A	11
		656
	Communications Equipment — 3.9%
12	Avocent Corp. (a)	222
10	Black Box Corp.	256
43	Emulex Corp. (a)	299
16	InterDigital, Inc. (a)	440
3	Tellabs, Inc. (a)	14
		1,231

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — 0.8%
15	Imation Corp.	205
2	QLogic Corp. (a) (c)	24
4	Rackable Systems, Inc. (a)	16
		245
	Construction & Engineering — 1.7%
8	Dycom Industries, Inc. (a)	62
20	EMCOR Group, Inc. (a)	446
2	KBR, Inc.	35
		543
	Construction Materials — 0.0% (g)
1	Headwaters, Inc. (a)	7
	Consumer Finance — 1.5%
6	Advance America Cash Advance Centers, Inc.	12
16	AmeriCredit Corp. (a)	124
3	Credit Acceptance Corp. (a)	42
16	Dollar Financial Corp. (a)	166
7	World Acceptance Corp. (a)	140
		484
	Containers & Packaging — 0.8%
5	Myers Industries, Inc.	41
7	Rock-Tenn Co., Class A	225
		266
	Diversified Consumer Services — 0.3%
4	Coinstar, Inc. (a)	86
	Diversified Telecommunication Services — 0.8%
9	Consolidated Communications Holdings, Inc.	111
15	Frontier Communications Corp.	128
		239
	Electric Utilities — 1.2%
8	El Paso Electric Co. (a)	152
6	Portland General Electric Co.	125
3	UniSource Energy Corp.	91
		368
	Electrical Equipment — 0.9%
7	Acuity Brands, Inc.	237
7	LSI Industries, Inc.	49
		286
	Electronic Equipment, Instruments & Components — 2.1%
5	Benchmark Electronics, Inc. (a)	61
14	Coherent, Inc. (a)	302
24	Methode Electronics, Inc.	160
2	Mettler-Toledo International, Inc. (a)	108
35	Sanmina-SCI Corp. (a)	17
1	Tech Data Corp. (a)	12
		660
	Energy Equipment & Services — 0.7%
3	Dresser-Rand Group, Inc. (a)	48
13	Helix Energy Solutions Group, Inc. (a)	91
6	ION Geophysical Corp. (a)	22
2	Patterson-UTI Energy, Inc.	28
2	Precision Drilling Trust, (Canada) (c)	21
		210
	Food & Staples Retailing — 1.3%
9	Nash Finch Co.	422
	Gas Utilities — 1.4%
12	Nicor, Inc. (c)	410
1	ONEOK, Inc.	29
		439
	Health Care Equipment & Supplies — 3.1%
5	Electro-Optical Sciences, Inc. (a)	17
18	Invacare Corp.	282
7	Quidel Corp. (a)	86
7	Teleflex, Inc.	366
7	Thoratec Corp. (a)	234
		985
	Health Care Providers & Services — 4.3%
6	Landauer, Inc.	418
12	Magellan Health Services, Inc. (a)	458
10	Medcath Corp. (a)	104
14	Omnicare, Inc.	380
		1,360
	Health Care Technology — 0.2%
5	MedAssets, Inc. (a)	70
	Hotels, Restaurants & Leisure — 1.4%
25	AFC Enterprises, Inc. (a)	119
80	Denny’s Corp. (a)	160
9	Domino’s Pizza, Inc. (a)	43
10	Monarch Casino & Resort, Inc. (a)	114
9	O’Charley’s, Inc.	17
		453

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 3.5%
27	American Greetings Corp., Class A	207
7	Blyth, Inc.	55
2	CSS Industries, Inc.	42
8	Furniture Brands International, Inc.	18
22	Helen of Troy Ltd., (Bermuda) (a)	377
8	Jarden Corp. (a)	95
18	Leggett & Platt, Inc.	272
5	Standard Pacific Corp. (a)	8
4	Tempur-Pedic International, Inc.	28
		1,102
	Household Products — 0.1%
8	Central Garden & Pet Co., Class A (a)	48
	Industrial Conglomerates — 0.5%
8	Tredegar Corp.	147
	Insurance — 4.7%
6	Ambac Financial Group, Inc.	7
2	Argo Group International Holdings Ltd., (Bermuda) (a) (c)	76
8	Aspen Insurance Holdings Ltd., (Bermuda)	204
2	Axis Capital Holdings Ltd., (Bermuda)	70
13	Conseco, Inc. (a)	66
9	Harleysville Group, Inc.	295
6	Meadowbrook Insurance Group, Inc.	39
4	Navigators Group, Inc. (a)	236
8	Platinum Underwriters Holdings Ltd., (Bermuda)	271
3	ProAssurance Corp. (a)	164
1	RenaissanceRe Holdings Ltd., (Bermuda)	72
		1,500
	Internet & Catalog Retail — 0.1%
2	NutriSystem, Inc.	34
	Internet Software & Services — 0.9%
6	AsiaInfo Holdings, Inc., (China) (a)	66
3	DealerTrack Holdings, Inc. (a)	38
4	S1 Corp. (a)	32
24	ValueClick, Inc. (a)	164
		300
	IT Services — 1.1%
18	Acxiom Corp.	149
1	Alliance Data Systems Corp. (a)	28
6	CSG Systems International, Inc. (a)	98
6	Global Cash Access Holdings, Inc. (a)	13
6	Hackett Group, Inc. (The) (a)	18
1	Hewitt Associates, Inc., Class A (a)	20
39	Unisys Corp. (a)	33
		359
	Leisure Equipment & Products — 1.6%
13	Hasbro, Inc.	373
7	JAKKS Pacific, Inc. (a)	149
		522
	Life Sciences Tools & Services — 1.6%
2	AMAG Pharmaceuticals, Inc. (a)	54
6	Enzo Biochem, Inc. (a)	29
3	Illumina, Inc. (a)	81
8	Medivation, Inc. (a) (c)	115
16	PerkinElmer, Inc.	216
		495
	Machinery — 1.6%
3	AGCO Corp. (a)	75
10	Nordson Corp.	316
9	Trimas Corp. (a)	12
8	Wabash National Corp.	35
2	Wabtec Corp.	80
		518
	Marine — 0.3%
27	Horizon Lines, Inc., Class A	95
	Media — 0.5%
27	Charter Communications, Inc., Class A (a)	2
12	Cumulus Media, Inc., Class A (a)	30
40	Sinclair Broadcast Group, Inc., Class A	125
		157
	Metals & Mining — 0.6%
18	Worthington Industries, Inc.	201
	Multiline Retail — 0.9%
20	Big Lots, Inc. (a)	284
	Multi-Utilities — 1.1%
1	Alliant Energy Corp.	15
13	NorthWestern Corp.	310
2	PNM Resources, Inc.	24
1	TECO Energy, Inc.	17
		366
	Oil, Gas & Consumable Fuels — 3.1%
1	APCO Argentina, Inc.	27
4	Brigham Exploration Co. (a)	12
1	Clayton Williams Energy, Inc. (a)	27

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
29	Endeavour International Corp. (a)	14
30	Energy Partners, Ltd. (a)	41
7	Frontier Oil Corp.	90
3	Frontline Ltd., (Bermuda) (c)	92
6	Mariner Energy, Inc. (a)	63
46	Meridian Resource Corp. (a)	26
1	PrimeEnergy Corp. (a)	26
3	Rosetta Resources, Inc. (a)	23
11	Stone Energy Corp. (a)	119
4	Swift Energy Co. (a)	72
2	Tesoro Corp.	20
3	Toreador Resources Corp. (a)	16
37	VAALCO Energy, Inc. (a)	273
1	W&T Offshore, Inc.	20
2	Westmoreland Coal Co. (a)	22
		983
	Paper & Forest Products — 0.2%
17	Buckeye Technologies, Inc. (a)	60
	Personal Products — 1.1%
7	Herbalife Ltd., (Cayman Islands)	150
4	NBTY, Inc. (a)	59
13	Prestige Brands Holdings, Inc. (a)	132
		341
	Pharmaceuticals — 2.0%
7	Cardiome Pharma Corp., (Canada) (a) (c)	33
5	Cypress Bioscience, Inc. (a)	36
3	Perrigo Co.	107
5	ULURU, Inc. (a)	1
19	ViroPharma, Inc. (a)	242
5	Watson Pharmaceuticals, Inc. (a)	133
3	XenoPort, Inc. (a)	70
		622
	Professional Services — 0.4%
3	Administaff, Inc.	67
4	COMSYS IT Partners, Inc. (a)	9
6	Kforce, Inc. (a)	42
		118
	Real Estate Investment Trusts (REITs) — 5.1%
24	Anthracite Capital, Inc. (c)	52
9	Anworth Mortgage Asset Corp.	57
17	DCT Industrial Trust, Inc.	86
3	Home Properties, Inc.	126
9	Hospitality Properties Trust	128
24	Lexington Realty Trust	118
14	LTC Properties, Inc.	290
37	MFA Financial, Inc.	217
1	Mid-America Apartment Communities, Inc.	34
4	Pennsylvania Real Estate Investment Trust	30
3	PS Business Parks, Inc.	152
18	Ramco-Gershenson Properties Trust	109
10	Strategic Hotels & Resorts, Inc.	18
23	Sunstone Hotel Investors, Inc.	144
2	Taubman Centers, Inc.	61
		1,622
	Road & Rail — 0.3%
3	Con-way, Inc.	83
6	YRC Worldwide, Inc. (a)	16
		99
	Semiconductors & Semiconductor Equipment — 3.1%
6	Amkor Technology, Inc. (a)	13
5	Atmel Corp. (a)	15
4	Brooks Automation, Inc. (a)	24
40	Cirrus Logic, Inc. (a)	108
7	Cymer, Inc. (a)	145
6	Integrated Device Technology, Inc. (a)	32
80	LSI Corp. (a)	264
24	Micrel, Inc.	175
1	Novellus Systems, Inc. (a)	15
4	Semtech Corp. (a)	42
6	Silicon Image, Inc. (a)	26
22	Silicon Storage Technology, Inc. (a)	51
4	Ultratech, Inc. (a)	48
3	Zoran Corp. (a)	22
		980
	Software — 6.5%
44	Aspen Technology, Inc. (a)	315
2	Compuware Corp. (a)	16
22	EPIQ Systems, Inc. (a)	359
1	Fair Isaac Corp.	13
3	JDA Software Group, Inc. (a)	33
2	Magma Design Automation, Inc. (a)	2
4	MicroStrategy, Inc., Class A (a)	149
25	Net 1 UEPS Technologies, Inc., (South Africa) (a)	342
4	Pegasystems, Inc.	44
2	SPSS, Inc. (a)	62
14	Sybase, Inc. (a)	352

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
18	Synopsys, Inc. (a)	332
3	TIBCO Software, Inc. (a)	13
4	Wind River Systems, Inc. (a)	37
		2,069
	Specialty Retail — 2.3%
4	Advance Auto Parts, Inc.	148
2	Barnes & Noble, Inc. (c)	33
13	Build-A-Bear Workshop, Inc. (a)	61
17	Cache, Inc. (a)	33
10	Collective Brands, Inc. (a)	116
31	Finish Line, Inc. (The), Class A	176
16	Midas, Inc. (a)	171
		738
	Textiles, Apparel & Luxury Goods — 0.1%
3	Timberland Co., Class A (a)	32
	Thrifts & Mortgage Finance — 0.1%
3	Ocwen Financial Corp. (a)	31
	Tobacco — 0.5%
57	Alliance One International, Inc. (a)	168
	Trading Companies & Distributors — 0.8%
13	WESCO International, Inc. (a)	244
	Wireless Telecommunication Services — 0.7%
23	Centennial Communications Corp. (a)	188
3	USA Mobility, Inc. (a)	32
		220
	Total Common Stocks (Cost $43,286)	30,302

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.6%
175	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $179)	179
	Total Long-Term Investments (Cost $43,465)	30,481

SHARES
Short-Term Investment — 3.8%
	Investment Company — 3.8%
1,213	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $1,213)	1,213
Investments of Cash Collateral for Securities on Loan — 2.1%
	Investment Company — 2.1%
668	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $668)	668
	Total Investments — 101.9% (Cost $45,346)	32,362
	Liabilities in Excess of Other Assets — (1.9)%	(609)
	NET ASSETS — 100.0%	$31,753

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	E-mini Russell 2000	03/20/09	$1,382	$80

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depositary Receipt

ETF—	Exchange Traded Fund

SPDR—	Standard & Poor’s Depository Receipts

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   45

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$126,277	$377,897		$906,595
Investments in affiliates, at value	23,316	12,373		55,280
Total investment securities, at value	149,593	390,270		961,875
Receivables:
Investment securities sold	222	4,896		—
Fund shares sold	514	880		2,416
Interest and dividends	20	571		628
Variation margin on futures contracts	—	214		—
Total Assets	150,349	396,831		964,919

LIABILITIES:
Payables:
Due to custodian	—	1,306		46
Dividends	—	—	(b)	—
Investment securities purchased	699	228		15,480
Collateral for securities lending program	20,308	38,463		35,631
Fund shares redeemed	374	134		3,165
Accrued liabilities:
Investment advisory fees	8	184		383
Administration fees	7	18		73
Shareholder servicing fees	17	—		146
Distribution fees	42	—		88
Custodian and accounting fees	8	18		3
Trustees’ and Chief Compliance Officer’s fees	7	13		19
Other	239	142		144
Total Liabilities	21,709	40,506		55,178
Net Assets	$128,640	$356,325		$909,741

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$198,754	$529,776	$1,127,092
Accumulated undistributed (distributions in excess of) net investment income	(892)	2,373	328
Accumulated net realized gains (losses)	(24,249)	(61,440)	(28,274)
Net unrealized appreciation (depreciation)	(44,973)	(114,384)	(189,405)
Total Net Assets	$128,640	$356,325	$909,741

Net Assets:
Class A	$50,417	$—	$308,440
Class B	16,260	—	14,242
Class C	38,059	—	29,966
Class R2	—	—	50
Class R5	—	—	76,749
Select Class	23,904	356,325	480,294
Total	$128,640	$356,325	$909,741

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,602	—	14,643
Class B	1,640	—	778
Class C	3,846	—	1,639
Class R2	—	—	2
Class R5	—	—	3,367
Select Class	2,080	15,131	21,064

Net Asset Value:
Class A — Redemption price per share	$10.96	$—	$21.06
Class B — Offering price per share (a)	9.91	—	18.31
Class C — Offering price per share (a)	9.90	—	18.28
Class R2 — Offering and redemption price per share	—	—	20.98
Class R5 — Offering and redemption price per share	—	—	22.79
Select Class — Offering and redemption price per share	11.49	23.55	22.80
Class A maximum sales charge	5.25%	—	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$11.57	$—	$22.23

Cost of investments in non-affiliates	$171,250	$492,860	$1,096,000
Cost of investments in affiliates	23,316	12,373	55,280
Value of securities on loan	20,917	38,316	36,159

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$297,632	$438,172	$3,702		$30,481
Investments in affiliates, at value	10,250	8,463	360		1,881
Total investment securities, at value	307,882	446,635	4,062		32,362
Cash	90	—	—	(b)	3
Receivables:
Investment securities sold	485	1,395	24		13
Fund shares sold	751	1,539	—	(b)	5
Interest and dividends	49	1,428	12		97
Variation margin on futures contracts	—	187	—		28
Due from Advisor	—	—	4		—
Total Assets	309,257	451,184	4,102		32,508

LIABILITIES:
Payables:
Due to custodian	—	9	—		—
Dividends	—	—	—		4
Investment securities purchased	1,463	246	425		6
Collateral for securities lending program	39,922	49,793	—		668
Fund shares redeemed	1,555	1,472	—	(b)	10
Accrued liabilities:
Investment advisory fees	123	182	—		4
Administration fees	6	20	—		3
Shareholder servicing fees	25	45	—	(b)	3
Distribution fees	29	43	—	(b)	—	(b)
Custodian and accounting fees	2	30	6		16
Trustees’ and Chief Compliance Officer’s fees	5	2	—	(b)	2
Other	14	57	22		39
Total Liabilities	43,144	51,899	453		755
Net Assets	$266,113	$399,285	$3,649		$31,753

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$404,498	$583,711	$9,783	$51,262
Accumulated undistributed (distributions in excess of) net investment income	(762)	2,451	(12)	247
Accumulated net realized gains (losses)	(75,047)	(36,297)	(6,080)	(6,852)
Net unrealized appreciation (depreciation)	(62,576)	(150,580)	(42)	(12,904)
Total Net Assets	$266,113	$399,285	$3,649	$31,753

Net Assets:
Class A	$88,914	$115,053	$537	$153
Class B	7,356	12,732	—	—
Class C	12,238	19,264	342	45
Class R2	48	47	—	—
Class R5	—	12,428	52	—
Select Class	86,708	218,248	2,718	20,387
Institutional Class	70,849	—	—	11,168
Ultra	—	21,513	—	—
Total	$266,113	$399,285	$3,649	$31,753

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,775	9,640	62	26
Class B	1,460	1,199	—	—
Class C	2,327	1,827	40	8
Class R2	8	4	—	—
Class R5	—	1,000	6	—
Select Class	13,840	17,561	314	3,468
Institutional Class	11,240	—	—	1,908
Ultra	—	1,731	—	—

Net Asset Value:
Class A — Redemption price per share	$6.02	$11.93	$8.63	$5.84
Class B — Offering price per share (a)	5.04	10.62	—	—
Class C — Offering price per share (a)	5.26	10.55	8.53	5.83
Class R2 — Offering and redemption price per share	6.02	11.93	—	—
Class R5 — Offering and redemption price per share	—	12.42	8.67	—
Select Class — Offering and redemption price per share	6.26	12.43	8.65	5.88
Institutional Class — Offering and redemption price per share	6.30	—	—	5.85
Ultra — Offering and redemption price per share	—	12.43	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$6.35	$12.59	$9.11	$6.16

Cost of investments in non-affiliates	$360,208	$589,231	$3,744	$43,465
Cost of investments in affiliates	10,250	8,463	360	1,881
Value of securities on loan	39,711	49,583	—	663

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   49

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$238	$3,330	$5,240
Dividend income from affiliates (a)	64	192	733
Interest income from non-affiliates	—	17	—
Income from securities lending (net)	184	753	638
Total investment income	486	4,292	6,611

EXPENSES:
Investment advisory fees	531	1,535	3,393
Administration fees	85	247	547
Distribution fees:
Class A	80	—	453
Class B	79	—	66
Class C	177	—	139
Class R2	—	—	— (b)
Shareholder servicing fees:
Class A	80	—	453
Class B	27	—	22
Class C	59	—	46
Class R2	—	—	— (b)
Class R5	—	—	18
Select Class	38	590	695
Custodian and accounting fees	10	28	26
Interest expense to affiliates	—	— (b)	1
Professional fees	25	28	40
Trustees’ and Chief Compliance Officer’s fees	1	3	6
Printing and mailing costs	25	86	82
Registration and filing fees	22	2	39
Transfer agent fees	535	26	581
Other	4	6	12
Total expenses	1,778	2,551	6,619
Less amounts waived	(410)	(662)	(708)
Less earnings credits	—	— (b)	— (b)
Net expenses	1,368	1,889	5,911
Net investment income (loss)	(882)	2,403	700

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(11,552)	(53,484)	17,704
Futures	—	(5,675)	—
Payment by affiliate (See Note 3)	—	75	—
Net realized gain (loss)	(11,552)	(59,084)	17,704
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(56,471)	(90,177)	(284,450)
Futures	—	1,564	—
Change in net unrealized appreciation (depreciation)	(56,471)	(88,613)	(284,450)
Net realized/unrealized gains (losses)	(68,023)	(147,697)	(266,746)
Change in net assets resulting from operations	$(68,905)	$(145,294)	$(266,046)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$442	$6,684	$77	$424
Dividend income from affiliates (a)	119	184	7	14
Interest income from non-affiliates	—	22	—	2
Income from securities lending (net)	666	477	—	23
Total investment income	1,227	7,367	84	463

EXPENSES:
Investment advisory fees	1,168	1,678	52	125
Administration fees	188	270	5	22
Distribution fees:
Class A	132	183	1	— (b)
Class B	38	62	—	—
Class C	58	97	2	— (b)
Class R2	— (b)	— (b)	—	—
Shareholder servicing fees:
Class A	132	183	1	— (b)
Class B	13	21	—	—
Class C	19	32	— (b)	— (b)
Class R2	— (b)	— (b)	—	—
Class R5	—	2	2	—
Select Class	41	366	4	36
Institutional Class	183	—	—	7
Custodian and accounting fees	17	37	15	13
Professional fees	24	21	28	27
Trustees’ and Chief Compliance Officer’s fees	2	3	— (b)	— (b)
Printing and mailing costs	31	38	1	4
Registration and filing fees	27	24	15	21
Transfer agent fees	233	360	7	24
Other	4	5	3	3
Total expenses	2,310	3,382	136	282
Less amounts waived	(333)	(456)	(60)	(83)
Less earnings credits	— (b)	— (b)	— (b)	— (b)
Less expense reimbursements	—	—	(10)	—
Net expenses	1,977	2,926	66	199
Net investment income (loss)	(750)	4,441	18	264

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(68,113)	(30,261)	(4,517)	(5,272)
Futures	—	(5,446)	—	(559)
Payment by affiliate (See Note 3)	3	54	—	—
Net realized gain (loss)	(68,110)	(35,653)	(4,517)	(5,831)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(75,031)	(119,774)	577	(8,445)
Futures	—	1,745	—	189
Change in net unrealized appreciation (depreciation)	(75,031)	(118,029)	577	(8,256)
Net realized/unrealized gains (losses)	(143,141)	(153,682)	(3,940)	(14,087)
Change in net assets resulting from operations	$(143,891)	$(149,241)	$(3,922)	$(13,823)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(882)	$(2,662)	$2,403	$5,810
Net realized gain (loss)	(11,552)	(1,212)	(59,084)	43,178
Change in net unrealized appreciation (depreciation)	(56,471)	(25,656)	(88,613)	(219,055)
Change in net assets resulting from operations	(68,905)	(29,530)	(145,294)	(170,067)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(8,442)	—	—
Class B
From net realized gains	—	(3,288)	—	—
Class C
From net realized gains	—	(6,696)	—	—
Select Class
From net investment income	—	—	(2,094)	(5,185)
From net realized gains	—	(2,665)	(32,291)	(109,821)
Total distributions to shareholders	—	(21,091)	(34,385)	(115,006)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(588)	21,619	(22,125)	(173,624)

NET ASSETS
Change in net assets	(69,493)	(29,002)	(201,804)	(458,697)
Beginning of period	198,133	227,135	558,129	1,016,826
End of period	$128,640	$198,133	$356,325	$558,129
Accumulated undistributed (distributions in excess of) net investment income	$(892)	$(10)	$2,373	$2,064

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$700	$4,265	$(750)	$(2,276)	$4,441	$7,160
Net realized gain (loss)	17,704	(8,108)	(68,110)	29,628	(35,653)	61,302
Change in net unrealized appreciation (depreciation)	(284,450)	(169,677)	(75,031)	(100,881)	(118,029)	(234,726)
Change in net assets resulting from operations	(266,046)	(173,520)	(143,891)	(73,529)	(149,241)	(166,264)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(1,926)	—	—	(279)	(1,473)
From net realized gains	—	(26,288)	—	(16,815)	(9,639)	(20,676)
Class B
From net investment income	—	—	—	—	(4)	(113)
From net realized gains	—	(1,721)	—	(3,122)	(1,143)	(3,242)
Class C
From net investment income	—	(54)	—	—	(8)	(182)
From net realized gains	—	(3,713)	—	(3,453)	(1,750)	(5,311)
Class R2 (a)
From net investment income	— (b)	—	—	—	—	—
From net realized gains	—	—	—	—	(3)	—
Class R5
From net investment income	(291)	(139)	—	—	(23)	(120)
From net realized gains	—	(844)	—	—	(540)	(1,250)
Select Class
From net investment income	(670)	(4,860)	—	—	(645)	(4,219)
From net realized gains	—	(40,222)	—	(44,995)	(17,145)	(54,237)
Institutional Class
From net realized gains	—	—	—	(11,111)	—	—
Ultra
From net investment income	—	—	—	—	(67)	(522)
From net realized gains	—	—	—	—	(1,645)	(5,785)
Total distributions to shareholders	(961)	(79,767)	—	(79,496)	(32,891)	(97,130)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(13,924)	(66,270)	(35,655)	9,687	(13,455)	(100,691)
NET ASSETS
Change in net assets	(280,931)	(319,557)	(179,546)	(143,338)	(195,587)	(364,085)
Beginning of period	1,190,672	1,510,229	445,659	588,997	594,872	958,957
End of period	$909,741	$1,190,672	$266,113	$445,659	$399,285	$594,872
Accumulated undistributed (distributions in excess of) net investment income	$328	$589	$(762)	$(12)	$2,451	$(964)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less then $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18	$36	$264	$469
Net realized gain (loss)	(4,517)	(1,244)	(5,831)	12,126
Change in net unrealized appreciation (depreciation)	577	(1,449)	(8,256)	(30,501)
Change in net assets resulting from operations	(3,922)	(2,657)	(13,823)	(17,906)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	(1)	—	— (c)	— (c)
From net realized gains	(4)	(28)	(1)	— (c)
Class C (a)
From net investment income	—	—	— (c)	(1)
From net realized gains	(3)	(21)	— (c)	— (c)
Class R5 (b)
From net investments income	(48)	—	—	—
From net realized gains	(45)	(117)	—	—
Select Class
From net investment income	(16)	—	(81)	(299)
From net realized gains	(21)	(156)	(192)	(15,163)
Institutional Class
From net investment income	—	—	(76)	(228)
From net realized gains	—	—	(104)	(7,566)
Total distributions to shareholders	(138)	(322)	(454)	(23,257)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,060)	8,616	(3,291)	(31,400)

NET ASSETS
Change in net assets	(8,120)	5,637	(17,568)	(72,563)
Beginning of period	11,769	6,132	49,321	121,884
End of period	$3,649	$11,769	$31,753	$49,321
Accumulated undistributed (distributions in excess of) net investment income	$(12)	$35	$247	$140

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,004	$30,826	$—	$—
Dividends and distributions reinvested	—	7,249	—	—
Cost of shares redeemed	(8,856)	(27,410)	—	—
Change in net assets from Class A capital transactions	$148	$10,665	$—	$—
Class B
Proceeds from shares issued	$4,196	$16,722	$—	$—
Dividends and distributions reinvested	—	934	—	—
Cost of shares redeemed	(6,503)	(17,940)	—	—
Change in net assets from Class B capital transactions	$(2,307)	$(284)	$—	$—
Class C
Proceeds from shares issued	$10,794	$39,166	$—	$—
Dividends and distributions reinvested	—	515	—	—
Cost of shares redeemed	(11,327)	(38,461)	—	—
Change in net assets from Class C capital transactions	$(533)	$1,220	$—	$—
Select Class
Proceeds from shares issued	$9,393	$20,607	$20,021	$32,335
Dividends and distributions reinvested	—	2,618	29,990	73,947
Cost of shares redeemed	(7,289)	(13,207)	(72,136)	(279,906)
Change in net assets from Select Class capital transactions	$2,104	$10,018	$(22,125)	$(173,624)

Total change in net assets from capital transactions	$(588)	$21,619	$(22,125)	$(173,624)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	636	1,539	—	—
Reinvested	—	389	—	—
Redeemed	(681)	(1,495)	—	—
Change in Class A Shares	(45)	433	—	—

Class B
Issued	352	951	—	—
Reinvested	—	55	—	—
Redeemed	(524)	(1,046)	—	—
Change in Class B Shares	(172)	(40)	—	—

Class C
Issued	899	2,261	—	—
Reinvested	—	30	—	—
Redeemed	(917)	(2,249)	—	—
Change in Class C Shares	(18)	42	—	—

Select Class
Issued	625	1,099	714	790
Reinvested	—	134	1,331	1,971
Redeemed	(556)	(690)	(2,518)	(6,963)
Change in Select Class Shares	69	543	(473)	(4,202)

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$65,015	$106,557	$27,183	$74,441	$49,200	$74,109
Dividends and distributions reinvested	—	24,191	—	13,638	8,342	18,748
Cost of shares redeemed	(64,656)	(159,874)	(16,764)	(40,941)	(41,538)	(86,431)
Change in net assets from Class A capital transactions	$359	$(29,126)	$10,419	$47,138	$16,004	$6,426
Class B
Proceeds from shares issued	$125	$612	$430	$2,194	$854	$1,925
Dividends and distributions reinvested	—	1,509	—	2,881	1,074	3,027
Cost of shares redeemed	(2,279)	(6,369)	(2,420)	(6,917)	(2,803)	(9,733)
Change in net assets from Class B capital transactions	$(2,154)	$(4,248)	$(1,990)	$(1,842)	$(875)	$(4,781)
Class C
Proceeds from shares issued	$778	$4,033	$2,612	$7,955	$2,517	$9,874
Dividends and distributions reinvested	—	2,848	—	2,137	1,229	3,279
Cost of shares redeemed	(6,075)	(14,637)	(2,626)	(5,289)	(5,699)	(21,095)
Change in net assets from Class C capital transactions	$(5,297)	$(7,756)	$(14)	$4,803	$(1,953)	$(7,942)
Class R2 (a)
Proceeds from shares issued	$50	$—	$50	$—	$50	$—
Dividends and distributions reinvested	— (b)	—	—	—	3	—
Change in net assets from Class R2 capital transactions	$50	$—	$50	$—	$53	$—
Class R5
Proceeds from shares issued	$26,616	$60,765	$—	$—	$6,188	$1,710
Dividends and distributions reinvested	291	983	—	—	563	1,370
Cost of shares redeemed	(5,624)	(1,347)	—	—	(1,433)	(721)
Change in net assets from Class R5 capital transactions	$21,283	$60,401	$—	$—	$5,318	$2,359
Select Class
Proceeds from shares issued	$176,205	$236,274	$13,561	$69,049	$40,956	$129,805
Dividends and distributions reinvested	422	27,707	—	5,758	9,215	21,766
Cost of shares redeemed	(204,792)	(349,522)	(68,723)	(162,523)	(84,084)	(233,394)
Change in net assets from Select Class capital transactions	$(28,165)	$(85,541)	$(55,162)	$(87,716)	$(33,913)	$(81,823)
Institutional Class
Proceeds from shares issued	$—	$—	$28,235	$65,612	$—	$—
Dividends and distributions reinvested	—	—	—	5,514	—	—
Cost of shares redeemed	—	—	(17,193)	(23,822)	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$11,042	$47,304	$—	$—
Ultra
Proceeds from shares issued	$—	$—	$—	$—	$1,723	$7,617
Dividends and distributions reinvested	—	—	—	—	188	2,889
Cost of shares redeemed	—	—	—	—	— (b)	(25,436)
Change in net assets from Ultra capital transactions	$—	$—	$—	$—	$1,911	$(14,930)

Total change in net assets from capital transactions	$(13,924)	$(66,270)	$(35,655)	$9,687	$(13,455)	$(100,691)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	2,654	3,599	3,618	7,027	3,006	3,687
Reinvested	—	855	—	1,341	728	1,027
Redeemed	(2,793)	(5,427)	(2,341)	(3,883)	(3,021)	(4,288)
Change in Class A Shares	(139)	(973)	1,277	4,485	713	426
Class B
Issued	6	24	69	239	63	104
Reinvested	—	61	—	336	106	184
Redeemed	(116)	(252)	(394)	(781)	(210)	(531)
Change in Class B Shares	(110)	(167)	(325)	(206)	(41)	(243)
Class C
Issued	40	155	390	831	197	551
Reinvested	—	116	—	239	122	200
Redeemed	(303)	(585)	(437)	(578)	(448)	(1,176)
Change in Class C Shares	(263)	(314)	(47)	492	(129)	(425)
Class R2 (a)
Issued	2	—	8	—	4	—
Reinvested	— (b)	—	—	—	— (b)	—
Change in Class R2 Shares	2	—	8	—	4	—
Class R5
Issued	1,109	2,021	—	—	502	77
Reinvested	14	32	—	—	47	72
Redeemed	(236)	(40)	—	—	(106)	(37)
Change in Class R5 Shares	887	2,013	—	—	443	112
Select Class
Issued	6,776	7,428	1,877	6,427	2,952	6,413
Reinvested	20	904	—	545	775	1,150
Redeemed	(7,460)	(11,129)	(9,701)	(15,483)	(5,546)	(11,580)
Change in Select Class Shares	(664)	(2,797)	(7,824)	(8,511)	(1,819)	(4,017)
Institutional Class
Issued	—	—	3,840	6,075	—	—
Reinvested	—	—	—	519	—	—
Redeemed	—	—	(2,373)	(2,205)	—	—
Change in Institutional Class Shares	—	—	1,467	4,389	—	—
Ultra
Issued	—	—	—	—	143	367
Reinvested	—	—	—	—	16	152
Redeemed	—	—	—	—	— (b)	(1,303)
Change in Ultra Shares	—	—	—	—	159	(784)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Strategic Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$145	$266	$114	$156
Dividends and distributions reinvested	5	28	1	— (c)
Cost of shares redeemed	(66)	(54)	(59)	—
Change in net assets from Class A capital transactions	$84	$240	$56	$156
Class C (a)
Proceeds from shares issued	$8	$26	$38	$64
Dividends and distributions reinvested	3	21	— (c)	1
Cost of shares redeemed	— (c)	(8)	(23)	(15)
Change in net assets from Class C capital transactions	$11	$39	$15	$50
Class R5 (b)
Proceeds from shares issued	$851	$8,058	$—	$—
Dividends and distributions reinvested	46	117	—	—
Cost of shares redeemed	(5,275)	(14)	—	—
Change in net assets from Class R5 capital transactions	$(4,378)	$8,161	$—	$—
Select Class
Proceeds from shares issued	$236	$111	$248	$1,557
Dividends and distributions reinvested	37	156	217	13,826
Cost of shares redeemed	(50)	(91)	(4,270)	(35,047)
Change in net assets from Select Class capital transactions	$223	$176	$(3,805)	$(19,664)
Institutional Class
Proceeds from shares issued	$—	$—	$1,295	$2,879
Dividends and distributions reinvested	—	—	72	3,352
Cost of shares redeemed	—	—	(924)	(18,173)
Change in net assets from Institutional Class capital transactions	$—	$—	$443	$(11,942)

Total change in net assets from capital transactions	$(4,060)	$8,616	$(3,291)	$(31,400)

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A (a)
Issued	16	16	15	18
Reinvested	1	2	— (c)	— (c)
Redeemed	(6)	(4)	(7)	—
Change in Class A Shares	11	14	8	18
Class C (a)
Issued	1	2	5	7
Reinvested	— (c)	2	— (c)	— (c)
Redeemed	— (c)	(1)	(2)	(2)
Change in Class C Shares	1	3	3	5
Class R5 (b)
Issued	73	551	—	—
Reinvested	5	8	—	—
Redeemed	(630)	(1)	—	—
Change in Class R5 Shares	(552)	558	—	—
Select Class
Issued	30	7	36	154
Reinvested	4	11	38	1,378
Redeemed	(6)	(6)	(663)	(3,257)
Change in Select Class Shares	28	12	(589)	(1,725)
Institutional Class
Issued	—	—	224	288
Reinvested	—	—	13	335
Redeemed	—	—	(121)	(1,739)
Change in Institutional Class Shares	—	—	116	(1,116)

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Net asset value, end of period
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$16.65	$(0.06	)(f)	$(5.63)	$(5.69)	$—	$10.96
Year Ended June 30, 2008	20.73	(0.19	)(f)	(2.09)	(2.28)	(1.80)	16.65
Year Ended June 30, 2007	19.34	(0.19	)(f)	3.59	3.40	(2.01)	20.73
January 1, 2006 through June 30, 2006 (e)	18.12	(0.09	)(f)	1.31	1.22	—	19.34
Year Ended December 31, 2005	18.46	(0.21	)(f)	1.20	0.99	(1.33)	18.12
Year Ended December 31, 2004	16.81	(0.19	)(f)	1.84	1.65	—	18.46
Year Ended December 31, 2003	12.14	(0.16	)(f)	4.83	4.67	—	16.81

Class B
Six Months Ended December 31, 2008 (Unaudited)	15.12	(0.09	)(f)	(5.12)	(5.21)	—	9.91
Year Ended June 30, 2008	19.09	(0.28	)(f)	(1.89)	(2.17)	(1.80)	15.12
Year Ended June 30, 2007	18.07	(0.29	)(f)	3.32	3.03	(2.01)	19.09
January 1, 2006 through June 30, 2006 (e)	16.97	(0.14	)(f)	1.24	1.10	—	18.07
Year Ended December 31, 2005	17.47	(0.29	)(f)	1.12	0.83	(1.33)	16.97
Year Ended December 31, 2004	16.01	(0.28	)(f)	1.74	1.46	—	17.47
Year Ended December 31, 2003	11.63	(0.24	)(f)	4.62	4.38	—	16.01

Class C
Six Months Ended December 31, 2008 (Unaudited)	15.09	(0.09	)(f)	(5.10)	(5.19)	—	9.90
Year Ended June 30, 2008	19.06	(0.28	)(f)	(1.89)	(2.17)	(1.80)	15.09
Year Ended June 30, 2007	18.04	(0.29	)(f)	3.32	3.03	(2.01)	19.06
January 1, 2006 through June 30, 2006 (e)	16.95	(0.14	)(f)	1.23	1.09	—	18.04
Year Ended December 31, 2005	17.44	(0.30	)(f)	1.14	0.84	(1.33)	16.95
Year Ended December 31, 2004	15.98	(0.28	)(f)	1.74	1.46	—	17.44
Year Ended December 31, 2003	11.61	(0.25	)(f)	4.62	4.37	—	15.98

Select Class
Six Months Ended December 31, 2008 (Unaudited)	17.44	(0.04	)(f)	(5.91)	(5.95)	—	11.49
Year Ended June 30, 2008	21.53	(0.12	)(f)	(2.17)	(2.29)	(1.80)	17.44
Year Ended June 30, 2007	19.95	(0.12	)(f)	3.71	3.59	(2.01)	21.53
January 1, 2006 through June 30, 2006 (e)	18.65	(0.05	)(f)	1.35	1.30	—	19.95
Year Ended December 31, 2005	18.89	(0.14	)(f)	1.23	1.09	(1.33)	18.65
Year Ended December 31, 2004	17.13	(0.13	)(f)	1.89	1.76	—	18.89
Year Ended December 31, 2003	12.32	(0.11	)(f)	4.92	4.81	—	17.13

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(34.17)%	$50,417	1.50%	(0.90)%	2.02%	29%
(11.92)	77,384	1.50	(0.99)	1.95	122
18.59	87,347	1.50	(1.00)	2.04	144
6.73	82,529	1.50	(0.94)	1.82	86
5.29	75,940	1.50	(1.16)	1.67	143
9.82	86,000	1.50	(1.14)	1.73	112
38.47	89,000	1.50	(1.19)	1.86	55

(34.46)	16,260	2.10	(1.50)	2.51	29
(12.38)	27,388	2.10	(1.59)	2.44	122
17.81	35,349	2.10	(1.61)	2.53	144
6.48	40,478	2.10	(1.54)	2.32	86
4.66	41,440	2.06	(1.72)	2.15	143
9.12	62,000	2.12	(1.76)	2.23	112
37.66	63,000	2.12	(1.81)	2.35	55

(34.39)	38,059	2.10	(1.50)	2.51	29
(12.40)	58,290	2.10	(1.59)	2.44	122
17.84	72,836	2.10	(1.60)	2.55	144
6.43	54,608	2.10	(1.54)	2.32	86
4.73	43,211	2.06	(1.72)	2.18	143
9.14	34,000	2.12	(1.76)	2.23	112
37.64	23,000	2.12	(1.82)	2.35	55

(34.12)	23,904	1.10	(0.51)	1.77	29
(11.50)	35,071	1.10	(0.60)	1.70	122
19.00	31,603	1.10	(0.60)	1.80	144
6.97	28,212	1.10	(0.54)	1.57	86
5.70	21,753	1.10	(0.77)	1.43	143
10.27	10,000	1.10	(0.74)	1.32	112
39.04	16,000	1.10	(0.79)	1.28	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2008 (Unaudited)	$35.77	$0.16	(g)	$(9.88	)(i)	$(9.72)	$(0.14)	$(2.36)	$(2.50)
Year Ended June 30, 2008	51.34	0.34		(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25		7.07		7.32	(0.22)	(2.97)	(3.19)
January 1, 2006 through June 30, 2006 (e)	43.99	0.09		3.13		3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18		1.52		1.70	(0.19)	(0.98)	(1.17)
Year Ended December 31, 2004	44.39	0.09		9.51		9.60	(0.07)	(10.46)	(10.53)
Year Ended December 31, 2003	33.35	0.02		11.70		11.72	(0.01)	(0.67)	(0.68)

Small Cap Equity Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	27.42	—	(g) (h)	(6.36)		(6.36)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(g)	(3.91)		(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(g)	6.01		6.14	— (h)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	26.30	(0.01	)(g)	2.01		2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(g)	3.36		3.28	—	(3.42)	(3.42)
Year Ended December 31, 2004	24.11	(0.17	)(g)	6.33		6.16	—	(3.83)	(3.83)
Year Ended December 31, 2003	17.68	(0.15	)(g)	6.58		6.43	—	—	—

Class B
Six Months Ended December 31, 2008 (Unaudited)	23.90	(0.06	)(g)	(5.53)		(5.59)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(g)	(3.43)		(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(g)	5.32		5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.44	(0.07	)(g)	1.79		1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(g)	3.05		2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(g)	5.84		5.50	—	(3.83)	(3.83)
Year Ended December 31, 2003	16.50	(0.27	)(g)	6.11		5.84	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	23.86	(0.06	)(g)	(5.52)		(5.58)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(g)	(3.43)		(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(g)	5.31		5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.43	(0.06	)(g)	1.77		1.71	—	—	—
February 1, 2006 (f) through December 31, 2005	24.08	(0.14	)(g)	2.91		2.77	—	(3.42)	(3.42)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	20.98	0.01	(g)	0.06		0.07	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the total return would have been (26.85)% and the net realized and unrealized gains (losses) on investments per share would have been $(9.89).

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 23.55	(26.82	)%(i)	$356,325	0.80%	1.02%	1.08%	25%
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37
47.21	7.32		1,105,086	0.80	0.37	1.04	24
43.99	3.90		815,905	0.80	0.39	1.06	37
43.46	22.31		904,000	0.64	0.25	1.12	170
44.39	35.20		386,000	0.60	0.04	1.10	48

21.06	(23.19)		308,440	1.30	(0.03)	1.40	26
27.42	(11.80)		405,375	1.25	0.18	1.40	52
33.16	22.23		522,428	1.15	0.41	1.39	26
28.30	7.60		284,104	1.28	(0.05)	1.36	21
26.30	12.39		209,321	1.35	(0.28)	1.41	70
26.44	26.13		129,000	1.38	(0.66)	1.62	44
24.11	36.37		88,000	1.38	(0.75)	1.65	38

18.31	(23.39)		14,242	1.80	(0.54)	1.90	26
23.90	(12.21)		21,212	1.75	(0.32)	1.90	52
29.17	21.60		30,769	1.65	(0.10)	1.89	26
25.16	7.34		22,370	1.78	(0.55)	1.86	21
23.44	11.85		17,106	1.87	(0.83)	1.91	70
24.01	25.22		17,000	2.12	(1.43)	2.12	44
22.34	35.39		22,000	2.12	(1.49)	2.21	38

18.28	(23.39)		29,966	1.80	(0.54)	1.90	26
23.86	(12.21)		45,375	1.75	(0.32)	1.90	52
29.15	21.61		64,603	1.65	(0.07)	1.89	26
25.14	7.30		22,209	1.77	(0.51)	1.86	21
23.43	11.48		10,678	1.85	(0.49)	1.91	70

20.98	0.34		50	1.55	0.07	1.66	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions

Small Cap Equity Fund — continued
Class R5
Six Months Ended December 31, 2008 (Unaudited)	$29.72	$0.06	(g)	$(6.90)	$(6.84)	$(0.09)	$—	$(0.09)
Year Ended June 30, 2008	35.75	0.21	(g)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(g)	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (f) through June 30, 2006 (e)	31.21	0.05	(g)	(0.88)	(0.83)	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	29.68	0.03	(g)	(6.88)	(6.85)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(g)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(g)	6.45	6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 through June 30, 2006 (e)	28.17	0.06	(g)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(g)	3.58	3.63	—	(3.42)	(3.42)
Year Ended December 31, 2004	25.18	(0.05	)(g)	6.66	6.61	—	(3.83)	(3.83)
Year Ended December 31, 2003	18.37	(0.04	)(g)	6.85	6.81	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.79	(23.00)%	$76,749	0.80%	0.49%	0.95%	26%
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26
30.38	(2.66)	4,297	0.65	1.21	0.90	21

22.80	(23.07)	480,294	1.00	0.26	1.15	26
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26
30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70
27.96	26.81	211,000	0.85	(0.17)	1.11	44
25.18	37.07	636,000	0.85	(0.22)	1.12	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gains	Net asset value, end of period
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.94	$(0.02	)(f)	$(2.90	)(g)	$(2.92)	$—	$6.02
Year Ended June 30, 2008	11.98	(0.06	)(f)	(1.28)		(1.34)	(1.70)	8.94
Year Ended June 30, 2007	11.91	(0.07	)(f)	1.93		1.86	(1.79)	11.98
Year Ended June 30, 2006	12.54	(0.08)		2.03		1.95	(2.58)	11.91
Year Ended June 30, 2005	11.73	(0.11)		0.98		0.87	(0.06)	12.54
Year Ended June 30, 2004	8.76	(0.07)		3.04		2.97	—	11.73

Class B
Six Months Ended December 31, 2008 (Unaudited)	7.52	(0.04	)(f)	(2.44	)(g)	(2.48)	—	5.04
Year Ended June 30, 2008	10.41	(0.11	)(f)	(1.08)		(1.19)	(1.70)	7.52
Year Ended June 30, 2007	10.62	(0.13	)(f)	1.71		1.58	(1.79)	10.41
Year Ended June 30, 2006	11.50	(0.23)		1.93		1.70	(2.58)	10.62
Year Ended June 30, 2005	10.84	(0.23)		0.95		0.72	(0.06)	11.50
Year Ended June 30, 2004	8.15	(0.15)		2.84		2.69	—	10.84

Class C
Six Months Ended December 31, 2008 (Unaudited)	7.84	(0.04	)(f)	(2.54	)(g)	(2.58)	—	5.26
Year Ended June 30, 2008	10.78	(0.11	)(f)	(1.13)		(1.24)	(1.70)	7.84
Year Ended June 30, 2007	10.94	(0.13	)(f)	1.76		1.63	(1.79)	10.78
Year Ended June 30, 2006	11.77	(0.09)		1.84		1.75	(2.58)	10.94
Year Ended June 30, 2005	11.09	(0.15)		0.89		0.74	(0.06)	11.77
Year Ended June 30, 2004	8.34	(0.14)		2.89		2.75	—	11.09

Class R2
November 3, 2008 (e) through December 31, 2008 (Unaudited)	6.28	(0.01	)(f)	(0.25)		(0.26)	—	6.02

Select Class
Six Months Ended December 31, 2008 (Unaudited)	9.30	(0.01	)(f)	(3.03	)(g)	(3.04)	—	6.26
Year Ended June 30, 2008	12.37	(0.04	)(f)	(1.33)		(1.37)	(1.70)	9.30
Year Ended June 30, 2007	12.21	(0.05	)(f)	2.00		1.95	(1.79)	12.37
Year Ended June 30, 2006	12.77	(0.07)		2.09		2.02	(2.58)	12.21
Year Ended June 30, 2005	11.91	(0.06)		0.98		0.92	(0.06)	12.77
Year Ended June 30, 2004	8.87	(0.05)		3.09		3.04	—	11.91

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	9.36	(0.01	)(f)	(3.05	)(g)	(3.06)	—	6.30
Year Ended June 30, 2008	12.41	(0.02	)(f)	(1.33)		(1.35)	(1.70)	9.36
Year Ended June 30, 2007	12.23	(0.03	)(f)	2.00		1.97	(1.79)	12.41
Year Ended June 30, 2006	12.77	(0.03)		2.07		2.04	(2.58)	12.23
February 19, 2005 (e) through June 30, 2005	12.57	(0.01)		0.21		0.20	—	12.77

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(32.66	)%(g)	$88,914	1.25%	(0.56)%	1.44%	41%
(12.93	)(h)	120,723	1.25	(0.56)	1.39	71
16.90		108,013	1.25	(0.65)	1.36	86
16.96		90,963	1.25	(0.82)	1.39	97
7.40		82,281	1.24	(0.78)	1.36	129
33.90		81,501	1.24	(0.72)	1.34	62

(32.98	)(g)	7,356	1.85	(1.16)	1.94	41
(13.48	)(h)	13,420	1.85	(1.18)	1.89	71
16.26		20,719	1.84	(1.25)	1.86	86
16.25		24,434	1.85	(1.43)	1.89	97
6.62		28,918	1.94	(1.48)	1.96	129
33.01		30,280	1.99	(1.47)	1.99	62

(32.91	)(g)	12,238	1.85	(1.16)	1.94	41
(13.49	)(h)	18,615	1.85	(1.17)	1.89	71
16.25		20,280	1.84	(1.24)	1.86	86
16.31		16,589	1.85	(1.42)	1.89	97
6.65		12,794	1.93	(1.47)	1.95	129
32.97		11,362	1.99	(1.47)	1.99	62

(4.14	)(g)	48	1.50	(0.50)	1.73	41

(32.69	)(g)	86,708	1.00	(0.32)	1.19	41
(12.74	)(h)	201,462	1.00	(0.34)	1.13	71
17.25		373,174	1.00	(0.40)	1.11	86
17.25		382,257	1.00	(0.58)	1.14	97
7.62		460,265	0.99	(0.53)	1.04	129
34.27		643,958	0.99	(0.47)	0.99	62

(32.69	)(g)	70,849	0.85	(0.16)	1.04	41
(12.53	)(h)	91,439	0.85	(0.15)	0.99	71
17.39		66,811	0.85	(0.25)	0.96	86
17.42		62,362	0.85	(0.42)	0.99	97
1.59		56,395	0.85	(0.37)	1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$17.45	$0.13	(f)	$(4.59	)(h)	$(4.46)	$(0.03)	$(1.03)	$(1.06)
Year Ended June 30, 2008	24.56	0.17	(f)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(f)	3.70		3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(f)	3.11		3.22	(0.13)	(4.20)	(4.33)
Year Ended June 30, 2005	24.38	0.13		2.78		2.91	(0.11)	(2.18)	(2.29)
Year Ended June 30, 2004	18.05	0.02		6.33		6.35	(0.02)	—	(0.02)

Class B
Six Months Ended December 31, 2008 (Unaudited)	15.72	0.07	(f)	(4.14	)(h)	(4.07)	— (j)	(1.03)	(1.03)
Year Ended June 30, 2008	22.47	0.03	(f)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(f)	3.40		3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(f)	2.90		2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68		2.59	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.22	(0.13)		6.02		5.89	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	15.61	0.07	(f)	(4.10	)(i)	(4.03)	— (j)	(1.03)	(1.03)
Year Ended June 30, 2008	22.34	0.03	(f)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(f)	3.39		3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(f)	2.89		2.85	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.02	(0.08)		2.66		2.58	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.15	(0.13)		6.00		5.87	—	—	—

Class R2
November 3, 2008 (e) through December 31, 2008 (Unaudited)	13.84	0.05	(f)	(0.93)		(0.88)	—	(1.03)	(1.03)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	18.08	0.17	(f)	(4.76	)(h)	(4.59)	(0.04)	(1.03)	(1.07)
Year Ended June 30, 2008	25.32	0.24	(f)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(f)	3.80		4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 (e) through June 30, 2006	24.98	0.08	(f)	(0.46)		(0.38)	(0.06)	—	(0.06)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	18.09	0.15	(f)	(4.74	)(h)	(4.59)	(0.04)	(1.03)	(1.07)
Year Ended June 30, 2008	25.33	0.22	(f)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(f)	3.79		3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(f)	3.20		3.37	(0.19)	(4.20)	(4.39)
Year Ended June 30, 2005	24.87	0.21		2.83		3.04	(0.16)	(2.18)	(2.34)
Year Ended June 30, 2004	18.40	0.08		6.45		6.53	(0.06)	—	(0.06)

Ultra
Six Months Ended December 31, 2008 (Unaudited)	18.09	0.16	(f)	(4.75	)(h)	(4.59)	(0.04)	(1.03)	(1.07)
Year Ended June 30, 2008	25.34	0.25	(f)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(f)	3.81		4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(f)	3.19		3.40	(0.22)	(4.20)	(4.42)
February 22, 2005 (e) through June 30, 2005	24.63	0.12		0.92		1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(i)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the total return would have been (25.49)% and the net realized and unrealized gains (losses) on investments per share would have been $(4.11).

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 11.93	(25.28	)%(h)	$115,053	1.25%	1.63%	1.44%	17%
17.45	(18.44	)(g)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45
25.00	12.20		149,283	1.25	0.53	1.37	57
24.38	35.21		152,126	1.23	0.10	1.35	41

10.62	(25.51	)(h)	12,732	1.86	0.98	1.94	17
15.72	(18.93	)(g)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45
23.49	11.42		34,648	1.94	(0.17)	1.96	57
23.11	34.20		40,608	1.98	(0.65)	2.00	41

10.55	(25.42	)(i)	19,264	1.86	0.97	1.94	17
15.61	(18.95	)(g)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45
23.39	11.42		44,749	1.92	(0.17)	1.95	57
23.02	34.23		52,934	1.98	(0.65)	2.00	41

11.93	(5.94	)(h)	47	1.50	2.83	1.72	17

12.42	(25.12	)(h)	12,428	0.91	2.08	0.99	17
18.08	(18.17	)(g)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

12.43	(25.12	)(h)	218,248	1.00	1.83	1.19	17
18.09	(18.24	)(g)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38
24.55	14.37		587,203	1.00	0.68	1.11	45
25.57	12.50		611,925	0.98	0.75	1.02	57
24.87	35.55		819,264	0.98	0.36	1.00	41

12.43	(25.10	)(h)	21,513	0.86	2.02	0.94	17
18.09	(18.16	)(g)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38
24.55	14.52		58,933	0.85	0.83	0.85	45
25.57	4.21		33,520	0.82	1.30	0.86	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Strategic Small Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$12.53	$0.01	(g)	$(3.82)	$(3.81)	$(0.02)	$(0.07)	$(0.09)
Year Ended June 30, 2008	17.63	0.02	(g)	(4.56)	(4.54)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.09	(0.02)		2.74	2.72	(0.03)	(0.15)	(0.18)
February 28, 2006 (e) through June 30, 2006	15.00	(0.01	)(g)	0.10	0.09	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	12.38	(0.02	)(g)	(3.76)	(3.78)	—	(0.07)	(0.07)
Year Ended June 30, 2008	17.54	(0.05	)(g)	(4.55)	(4.60)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.06	(0.09)		2.72	2.63	—	(0.15)	(0.15)
February 28, 2006 (e) through June 30, 2006	15.00	(0.03	)(g)	0.09	0.06	—	—	—

Class R5
Six Months Ended December 31, 2008 (Unaudited)	12.63	0.02	(g)	(3.83)	(3.81)	(0.08)	(0.07)	(0.15)
July 31, 2007 (f) through June 30, 2008	16.49	0.07	(g)	(3.37)	(3.30)	—	(0.56)	(0.56)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	12.59	0.02	(g)	(3.84)	(3.82)	(0.05)	(0.07)	(0.12)
Year Ended June 30, 2008	17.65	0.05	(g)	(4.55)	(4.50)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.10	0.01		2.75	2.76	(0.06)	(0.15)	(0.21)
February 28, 2006 (e) through June 30, 2006	15.00	0.01	(g)	0.09	0.10	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 8.63	(30.34)%	$537	1.60%	0.12%	2.96%	96%
12.53	(26.13)	642	1.60	0.12	3.81	109
17.63	18.12	654	1.60	(0.15)	4.88	103
15.09	0.60	503	1.60	(0.15)	6.50	28

8.53	(30.49)	342	2.10	(0.37)	3.47	96
12.38	(26.61)	479	2.10	(0.37)	4.33	109
17.54	17.57	633	2.10	(0.65)	5.38	103
15.06	0.40	502	2.10	(0.65)	7.00	28

8.67	(30.12)	52	1.15	0.42	2.50	96
12.63	(20.41)	7,048	1.15	0.57	2.91	109

8.65	(30.25)	2,718	1.35	0.38	2.72	96
12.59	(25.87)	3,600	1.35	0.35	3.59	109
17.65	18.43	4,845	1.35	0.09	4.63	103
15.10	0.67	4,026	1.35	0.10	6.25	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.37	$0.04	(g)	$(2.49)	$(2.45)	$(0.02)	$(0.06)	$(0.08)
November 2, 2007 (e) through June 30, 2008	9.73	0.03	(g)	(1.14)	(1.11)	(0.08)	(0.17)	(0.25)

Class C
Six Months Ended December 31, 2008 (Unaudited)	8.34	0.02	(g)	(2.47)	(2.45)	— (h)	(0.06)	(0.06)
November 2, 2007 (e) through June 30, 2008	9.73	—	(g)(h)	(1.14)	(1.14)	(0.08)	(0.17)	(0.25)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	8.40	0.04	(g)	(2.48)	(2.44)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(g)	(2.33)	(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(g)	2.02	2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 through June 30, 2006 (f)	12.94	0.01		0.94	0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02	(g)	0.57	0.59	(0.01)	(1.42)	(1.43)
Year Ended December 31, 2004	13.90	(0.03	)(g)	1.91	1.88	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.97	0.02	(g)	3.94	3.96	(0.03)	—	(0.03)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	8.39	0.05	(g)	(2.49)	(2.44)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(g)	(2.32)	(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(g)	2.01	2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (f)	12.93	0.01		0.96	0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(g)	0.56	0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(g)(h)	1.89	1.89	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.95	0.04	(g)	3.94	3.98	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 5.84	(29.30)%	$153	1.26%		1.07%	1.65%	22%
8.37	(11.51)	149	1.26		0.56	1.62	130

5.83	(29.38)	45	1.76		0.55	2.15	22
8.34	(11.82)	45	1.75		0.03	2.18	130

5.88	(29.02)	20,387	1.01		1.20	1.40	22
8.40	(19.62)	34,092	1.02	(i)	0.59	1.33	130
14.03	15.87	81,115	1.01		0.31	1.14	46
13.89	7.34	95,318	1.01		0.18	1.17	22
12.94	4.18	102,003	1.01		0.18	1.14	32
13.78	13.73	119,000	1.01		(0.18)	1.15	129
13.90	39.72	156,000	1.01		0.15	1.11	78

5.85	(29.08)	11,168	0.83		1.42	1.25	22
8.39	(19.41)	15,035	0.84	(i)	0.78	1.18	130
14.02	16.06	40,769	0.83		0.49	0.99	46
13.90	7.50	54,551	0.83		0.37	1.02	22
12.93	4.34	46,690	0.83		0.39	0.98	32
13.77	13.82	92,000	0.83		—	0.97	129
13.88	40.03	183,000	0.83		0.33	0.95	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Small Cap Core Fund	Select Class	JPM I
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Select Class and Institutional Class	JPM II
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	JPM II
Strategic Small Cap Value Fund	Class A, Class C, Class R5 and Select Class	JPM I
U.S. Small Company Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class R2 Shares commenced operations on November 3, 2008, for the Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund.

Class R5 Shares commenced operations on July 31, 2007, for the Strategic Small Cap Value Fund.

Class A and Class C commenced operations on November 1, 2007, for the U.S. Small Company Fund.

All share classes of the Small Cap Equity Fund (except Class R2 Shares) are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios

76   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Dynamic Small Cap Growth Fund
Level 1 — Quoted prices	$149,593	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$149,593	$—	$—
Small Cap Core Fund
Level 1 — Quoted prices	$353,771	$579	$—
Level 2 — Other significant observable inputs	36,499	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$390,270	$579	$—
Small Cap Equity Fund
Level 1 — Quoted prices	$936,962	$—	$—
Level 2 — Other significant observable inputs	24,913	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$961,875	$—	$—
Small Cap Growth Fund
Level 1 — Quoted prices	$273,669	$—	$—
Level 2 — Other significant observable inputs	34,213	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$307,882	$—	$—
Small Cap Value Fund
Level 1 — Quoted prices	$399,246	$479	$—
Level 2 — Other significant observable inputs	47,389	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$446,635	$479	$—
Strategic Small Cap Value Fund
Level 1 — Quoted prices	$4,062	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$4,062	$—	$—

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
U.S. Small Company Fund
Level 1 — Quoted prices	$32,183	$80	$—
Level 2 — Other significant observable inputs	179	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$32,362	$80	$—

* Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the values and percentages of net assets of illiquid securities as of December 31, 2008 (amounts in thousands):

	Value	Percentage
Small Cap Core Fund	$11,930	3.3%
Small Cap Equity Fund	6,959	0.8
Small Cap Growth Fund	6,959	2.6
Small Cap Value Fund	3,977	1.0

C.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D.  Securities Lending — To generate additional income, each Fund (except the Strategic Small Cap Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Dynamic Small Cap Growth Fund and U.S. Small Company Fund pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for the Dynamic Small Cap Growth Fund and U.S. Small Company Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”). JPMCB serves as lending agent to the Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund pursuant to the JPMCB Securities Lending Agreement.

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Dynamic Small Cap Growth Fund and U.S. Small Company Fund, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Dynamic Small Cap Growth Fund and U.S. Small Company Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Dynamic Small Cap Growth Fund and U.S. Small Company Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Dynamic Small Cap Growth Fund and U.S. Small Company Fund and not by the borrower.

78   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund received payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund retain the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net).

During the period the following Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of each Fund waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ respective investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Dynamic Small Cap Growth Fund	$3
Small Cap Core Fund	2
Small Cap Equity Fund	6
Small Cap Growth Fund	2
Small Cap Value Fund	2
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the GS Bank Securities Lending Agreement, GS Bank compensates JPMCB for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMCB.

Effective September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month, and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Fund. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Funds had unrealized losses on cash collateral investments as disclosed in their Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

As of December 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months ended, paid the following amounts (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB		Lending Agent Fees Paid to GS Bank
Dynamic Small Cap Growth Fund	$20,917	$20,308	$2		$9
Small Cap Core Fund	38,316	38,377	10		—
Small Cap Equity Fund	36,159	35,549	15		—
Small Cap Growth Fund	39,711	38,641	9		—
Small Cap Value Fund	49,583	47,811	10		—
U.S. Small Company Fund	663	668	—	(a)	1

(a)  Amount rounds to less than $1,000.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Small Cap Growth Fund and Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

80   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	1.00
U.S. Small Company Fund	0.60

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$5
Small Cap Core Fund	13
Small Cap Equity Fund	53
Small Cap Growth Fund	8
Small Cap Value Fund	12
Strategic Small Cap Value Fund	—(a)
U.S. Small Company Fund	1

(a)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

	Class A	Class B	Class C	Class R2
Small Cap Value Fund	0.25	0.75	0.75	0.50
Strategic Small Cap Value Fund	0.25	n/a	0.75	n/a
U.S. Small Company Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$1		$2
Small Cap Equity Fund	2		19
Small Cap Growth Fund	5		13
Small Cap Value Fund	21		32
Strategic Small Cap Value Fund	—	(a)	—
U.S. Small Company Fund	—	(a)	—	(a)

(a)  Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	0.25	n/a
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.25	0.10%
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	0.25	n/a
Strategic Small Cap Value Fund	0.25	n/a	0.25	n/a	0.05	0.25	n/a
U.S. Small Company Fund	0.25	n/a	0.25	n/a	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class	Ultra
Dynamic Small Cap Growth Fund	1.50%	2.12%	2.12%	n/a	n/a	1.10%	n/a	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Small Cap Equity Fund	1.38	2.12	2.12	1.63%	0.80%	1.00	n/a	n/a
Small Cap Growth Fund	1.25	1.87	1.87	1.50	n/a	1.00	0.85%	n/a
Small Cap Value Fund	1.25	2.00	2.00	1.50	0.91	1.00	n/a	0.86%
Strategic Small Cap Value Fund	1.60	n/a	2.10	n/a	1.15	1.35	n/a	n/a
U.S. Small Company Fund	1.26	n/a	1.76	n/a	n/a	1.01	0.83	n/a

82   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The expense limitation percentages in the table above are in place until at least October 31, 2009.

Effective November 1, 2007, the contractual expense limitations for the Small Cap Equity Fund were changed from 0.65% to 0.80% and 0.85% to 1.00% for Class R5 and Select Class Shares, respectively.

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$299	$34	$70	$403	$—
Small Cap Core Fund	—	1	189	190	—
Small Cap Equity Fund	357	20	157	534	—
Small Cap Growth Fund	35	130	166	331	—
Small Cap Value Fund	78	126	241	445	—
Strategic Small Cap Value Fund	52	5	3	60	10
U.S. Small Company Fund	59	7	17	83	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—	$7	$—	$7
Small Cap Core Fund	—	71	401	472
Small Cap Equity Fund	161	13	—	174
Small Cap Growth Fund	—	2	—	2
Small Cap Value Fund	5	6	—	11

An affiliate of JPMCB made a payment to the Small Cap Core Fund, Small Cap Growth Fund and Small Cap Value Fund of approximately $75,000, $3,000 and $54,000, respectively, relating to an operational error.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Purchases of U.S. Government	Sales (excluding U.S. Government)	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$47,551	$—	$46,362	$—
Small Cap Core Fund	135,285	1,540	121,119	—
Small Cap Equity Fund	299,225	—	264,815	—
Small Cap Growth Fund	161,256	—	152,604	—
Small Cap Value Fund	110,249	282	87,404	645
Strategic Small Cap Value Fund	9,184	—	13,168	—
U.S. Small Company Fund	8,799	15	10,925	120

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$194,566	$2,848	$47,821	$(44,973)
Small Cap Core Fund	505,233	34,461	149,424	(114,963)
Small Cap Equity Fund	1,151,280	96,529	285,934	(189,405)
Small Cap Growth Fund	370,458	20,584	83,160	(62,576)
Small Cap Value Fund	597,694	38,924	189,983	(151,059)
Strategic Small Cap Value Fund	4,104	270	312	(42)
U.S. Small Company Fund	45,346	2,039	15,023	(12,984)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For the Small Cap Growth Fund and U.S. Small Company Fund, one or more affiliate of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

84   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Bank One Investment Advisory Corporation (“BOIA”), (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   85

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$658.30	$6.27	1.50%
Hypothetical*	1,000.00	1017.64	7.63	1.50
Class B
Actual*	1,000.00	655.40	8.76	2.10
Hypothetical*	1,000.00	1,014.62	10.66	2.10
Class C
Actual*	1,000.00	656.10	8.77	2.10
Hypothetical*	1,000.00	1,014.62	10.66	2.10
Select Class
Actual*	1,000.00	658.80	4.60	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10

Small Cap Core Fund
Select Class
Actual*	1,000.00	731.80	3.49	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80

86   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Small Cap Equity Fund
Class A
Actual*	$1,000.00	$768.10	$5.79	1.30%
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class B
Actual*	1,000.00	766.10	8.01	1.80
Hypothetical*	1,000.00	1,016.13	9.15	1.80
Class C
Actual*	1,000.00	766.10	8.01	1.80
Hypothetical*	1,000.00	1,016.13	9.15	1.80
Class R2
Actual**	1,000.00	1,054.10	2.53	1.55
Hypothetical *	1,000.00	1,017.39	7.88	1.55
Class R5
Actual*	1,000.00	770.00	3.57	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	769.30	4.46	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Small Cap Growth Fund
Class A
Actual*	1,000.00	673.40	5.27	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class B
Actual*	1,000.00	670.20	7.79	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class C
Actual*	1,000.00	670.90	7.79	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class R2
Actual**	1,000.00	958.60	2.33	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Select Class
Actual*	1,000.00	673.10	4.22	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual*	1,000.00	673.10	3.58	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85

Small Cap Value Fund
Class A
Actual*	1,000.00	747.20	5.50	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class B
Actual*	1,000.00	744.90	8.18	1.86
Hypothetical*	1,000.00	1,015.83	9.45	1.86

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Small Cap Value Fund — continued
Class C
Actual*	$1,000.00	$745.80	$8.18	1.86%
Hypothetical*	1,000.00	1,015.83	9.45	1.86
Class R2
Actual**	1,000.00	940.60	2.31	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	748.80	4.01	0.91
Hypothetical*	1,000.00	1,020.62	4.63	0.91
Select Class
Actual*	1,000.00	748.80	4.41	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Ultra Class
Actual*	1,000.00	749.00	3.79	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86

Strategic Small Cap Value Fund
Class A
Actual*	1,000.00	696.60	6.84	1.60
Hypothetical*	1,000.00	1,017.14	8.13	1.60
Class C
Actual*	1,000.00	695.10	8.97	2.10
Hypothetical*	1,000.00	1,014.62	10.66	2.10
Class R5
Actual*	1,000.00	698.80	4.92	1.15
Hypothetical*	1,000.00	1019.41	5.85	1.15
Select Class
Actual*	1,000.00	697.50	5.78	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35

U.S. Small Company Fund
Class A
Actual*	1,000.00	707.00	5.42	1.26
Hypothetical*	1,000.00	1,018.85	6.41	1.26
Class C
Actual*	1,000.00	706.20	7.57	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76
Select Class
Actual*	1,000.00	709.80	4.35	1.01
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Institutional Class
Actual*	1,000.00	709.20	3.58	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the actual period. The Class commenced operations on November 3, 2008.

88   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b—1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to

90   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Dynamic Small Cap Growth Fund’s performance was in the second, second and third quintiles for Class A shares and in the second, first and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Small Cap Core Fund’s performance was in the fourth quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the Small Cap Equity Fund’s performance was in the second, first and first quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Small Cap Growth Fund’s performance was in the second, first and second quintiles for Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Small Cap Value Fund’s performance was in the fourth, third and third quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Strategic Small Cap Value Fund’s performance was in the fourth quintile for the Class A shares and for the Select Class share for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the U.S. Small Company Fund’s performance was in the fourth, fifth and fifth quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for the Class A shares and for the Select

DECEMBER 31, 2008        J.P. MORGAN SMALL CAP FUNDS   91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Strategic Small Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares was in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

92   J.P. MORGAN SMALL CAP FUNDS        DECEMBER 31, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-SC-1208

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	17
Schedules of Portfolio Investments	19
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	90
Schedule of Shareholder Expenses	100
Board Approval of Investment Advisory Agreements	103

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$574,554
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term,* returned –39.14%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –40.26% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary sector and overweights in the healthcare and financial service sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Philadelphia Consolidated Holding Corp., which designs, markets and underwrites specialty and personal property insurance, aided returns. The company’s shares rose after it was acquired at a premium. ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, also contributed to performance. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Landstar System Inc., a trucking and logistics company, helped results. The company’s shares rose on mounting expectations that it would benefit from additional customers and market share gains, as competitors filed for bankruptcy amid slumping demand. In addition, the company’s variable cost model enabled it to perform strongly in volatile market conditions.

On the negative side, stock selection in the producer durable, material/processing and technology sectors hurt returns. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. CommScope Inc. also hindered performance. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Helmerich & Payne Inc., a drilling contractor, hindered results. The company’s shares declined after it announced potential business softness if clients reduced drilling in the wake of falling natural gas prices.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Waste Connections, Inc.	2.7%
2.	ITT Educational Services, Inc.	2.6
3.	Humana, Inc.	2.4
4.	DaVita, Inc.	2.4
5.	Corrections Corp. of America	2.2
6.	Southwestern Energy Co.	2.2
7.	Amdocs Ltd. (United Kingdom)	2.1
8.	Ecolab, Inc.	2.1
9.	Harris Corp.	1.9
10.	Stericycle, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.5%
Industrials	19.1
Health Care	15.9
Consumer Discretionary	15.3
Financials	14.3
Energy	7.7
Materials	4.7
Telecommunication Services	1.8
Short-Term Investment	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(39.14)%	(43.70)%	(1.29)%	1.21%
With Sales Charge*		(42.34)	(46.65)	(2.35)	0.67
CLASS B SHARES	11/4/93
Without CDSC		(39.31)	(44.00)	(1.79)	0.81
With CDSC**		(44.31)	(49.00)	(2.23)	0.81
CLASS C SHARES	1/2/98
Without CDSC		(39.29)	(43.98)	(1.78)	0.70
With CDSC***		(40.29)	(44.98)	(1.78)	0.70
CLASS R2 SHARES	11/3/08	(39.16)	(43.72)	(1.30)	1.21
SELECT CLASS SHARES	1/25/96	(39.07)	(43.56)	(1.00)	1.61

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, the Russell Midcap Growth Index, and the Lipper Mid-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$513,795
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and secondarily, current income by investing in equity securities,* returned –39.23%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –40.26% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary sector as well as overweights in the healthcare and financial service sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Philadelphia Consolidated Holding Corp., which designs, markets and underwrites specialty and personal property insurance, aided returns. The company’s shares rose after it was acquired at a premium. ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, also contributed to performance. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Landstar System Inc., a trucking and logistics company, helped results. The company’s shares rose on mounting expectations that it would benefit from additional customers and market share gains, as competitors filed for bankruptcy amid slumping demand. In addition, the company’s variable cost model enabled it to perform strongly in volatile market conditions.

On the negative side, stock selection in the producer durable, material/processing and technology sectors hurt returns. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. CommScope Inc. also hindered performance. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Helmerich & Payne Inc., a drilling contractor, hindered results. The company’s shares declined after it announced potential business softness if clients reduced drilling in the wake of falling natural gas prices.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Waste Connections, Inc.	2.7%
2.	ITT Educational Services, Inc.	2.6
3.	Humana, Inc.	2.4
4.	DaVita, Inc.	2.4
5.	Corrections Corp. of America	2.2
6.	Southwestern Energy Co.	2.2
7.	Amdocs Ltd. (United Kingdom)	2.1
8.	Ecolab, Inc.	2.1
9.	Harris Corp.	1.9
10.	Stericycle, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.8%
Industrials	19.3
Health Care	16.1
Consumer Discretionary	15.5
Financials	14.5
Energy	7.8
Materials	4.8
Telecommunication Services	1.8
Short-Term Investment	0.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(39.34)%	(43.95)%	(1.96)%	1.00%
With Sales Charge*		(42.52)	(46.90)	(3.02)	0.45
CLASS B SHARES	1/14/94
Without CDSC		(39.55)	(44.29)	(2.61)	0.42
With CDSC**		(44.55)	(49.29)	(3.05)	0.42
CLASS C SHARES	11/4/97
Without CDSC		(39.52)	(44.29)	(2.60)	0.31
With CDSC***		(40.52)	(45.29)	(2.60)	0.31
SELECT CLASS SHARES	3/2/89	(39.23)	(43.77)	(1.70)	1.26
ULTRA SHARES	2/22/05	(39.22)	(43.71)	(1.61)	1.31

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Ultra Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$178,651
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned –28.84%** (Select Class Shares) for the six months ended December 31, 2008 compared to the –32.67% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium, despite the slowdown in the U.S. economy. Dow believed Rohm & Haas was an attractive acquisition as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. The Sherwin-Williams Co., a manufacturer, distributor and retailer of paint, coatings and related products, also helped results. The company reported earnings above analysts’ expectations due to higher-than-expected revenues. In addition, the company was able to navigate the difficult environment better than other consumer companies by implementing price increases and cost initiatives to help maintain profitability.

On the downside, stock selection in the utility sector and an underweight to the consumer staples sector detracted from performance. At the individual stock level, Williams Cos. Inc., an integrated natural gas company, hindered results. The company reported lower-than-expected earnings results due to lower realized gas prices in its exploration and production segment. Helix Energy Solutions Group Inc., a provider of sub-sea construction, maintenance and salvage services for the offshore oil and natural gas industry, also hurt returns. A combination of lower energy prices and project delays pushed some revenues into the next year.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find quality companies that generally had a sustainable competitive position, high returns on invested capital and management committed to enhancing shareholder value. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Safeway, Inc.	2.3%
2.	American Electric Power Co., Inc.	2.2
3.	Old Republic International Corp.	1.8
4.	Alliant Techsystems, Inc.	1.7
5.	Becton, Dickinson & Co.	1.6
6.	Marriott International, Inc., Class A	1.6
7.	Loews Corp.	1.6
8.	Assurant, Inc.	1.5
9.	Devon Energy Corp.	1.5
10.	PG&E Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.8%
Consumer Discretionary	19.7
Utilities	14.7
Consumer Staples	7.1
Industrials	6.8
Energy	6.3
Information Technology	5.9
Materials	5.5
Health Care	4.2
Telecommunication Services	2.4
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

6   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(28.91)%	(35.93)%	(0.98)%	3.91%
With Sales Charge*		(32.65)	(39.26)	(2.04)	3.35
CLASS B SHARES	1/14/94
Without CDSC		(29.33)	(36.42)	(1.64)	3.31
With CDSC**		(34.33)	(41.42)	(2.07)	3.31
CLASS C SHARES	3/22/99
Without CDSC		(29.22)	(36.41)	(1.62)	3.20
With CDSC***		(30.22)	(37.41)	(1.62)	3.20
SELECT CLASS SHARES	3/2/89	(28.84)	(35.81)	(0.74)	4.16
ULTRA SHARES	2/22/05	(28.77)	(35.70)	(0.62)	4.22

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$326,752
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned –35.26%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –32.32% return for the Russell 3000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the technology and producer durables sectors as well as an underweight in the consumer staple sector. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, CommScope Inc. detracted from performance. The communications cable manufacturer was hindered by concerns about weakening demand in 2009. Och-Ziff Capital Management Group LLC, a global alternative asset management firm, also hurt returns. Investor concerns about negative developments in the capital markets and a sharp decline in assets under management drove shares lower. Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, hindered results. The company was negatively impacted by weakness in oil and gas prices.

On the positive side, stock selection in the consumer discretionary and energy sectors as well as an overweight in the healthcare sector helped returns. At the individual stock level, Southwestern Energy Co. contributed to performance. The natural gas producer advanced after it reported higher third-quarter profit and revenue that more than doubled on increased production. ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, also helped returns. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Gentiva Health Services Inc., a home healthcare company, benefited results. The company raised its 2008 fiscal-year forecast due to gains in its home healthcare business.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager utilized a bottom up approach to construct the Fund’s portfolio, basing stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process was designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Abbott Laboratories	2.9%
2.	Wal-Mart Stores, Inc.	2.5
3.	ITT Educational Services, Inc.	2.2
4.	Gilead Sciences, Inc.	2.1
5.	Waste Connections, Inc.	2.1
6.	Microsoft Corp.	2.1
7.	Landstar System, Inc.	1.9
8.	Southwestern Energy Co.	1.9
9.	Amdocs Ltd., (United Kingdom)	1.9
10.	Teva Pharmaceutical Industries Ltd., (Israel), ADR	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	24.2%
Information Technology	22.5
Industrials	14.0
Consumer Discretionary	11.5
Financials	11.1
Energy	7.0
Materials	4.3
Consumer Staples	3.7
Telecommunication Services	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

8   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		(35.26)%	(41.96)%	1.43%	(6.52)%
With Sales Charge*		(38.65)	(44.99)	0.35	(7.06)
CLASS B SHARES	10/29/99
Without CDSC		(35.33)	(42.19)	0.78	(7.08)
With CDSC**		(40.33)	(47.19)	0.39	(7.08)
CLASS C SHARES	5/1/06
Without CDSC		(35.42)	(42.26)	0.78	(7.14)
With CDSC***		(36.42)	(43.26)	0.78	(7.14)
SELECT CLASS SHARES	5/1/06	(35.09)	(41.78)	1.58	(6.44)

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 29, 1999.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from October 29, 1999 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the since inception total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$142,835
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth,* returned –33.01%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –36.67% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Philadelphia Consolidated Holding Corp., which designs, markets and underwrites specialty and personal property insurance, aided returns. The company’s shares rose after it was acquired at a premium. Property and casualty insurer W.R. Berkley Corp. also helped results. The stock rallied on management optimism that the company was well positioned to take advantage of an improving property and casualty insurance market. The company also benefited from announcing two new business lines, property insurance for offshore energy exploration and professional liability insurance.

On the negative side, stock selection in the information technology and an underweight in consumer staples sectors detracted from performance. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. Century Aluminum Co., an aluminum producer, also hurt returns. The company’s shares declined after it agreed to increase the number of shares outstanding. In addition, the company was negatively impacted by weakness in commodities.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	1.4%
2.	Amphenol Corp.	1.3
3.	Waste Connections, Inc.	1.3
4.	ITT Educational Services, Inc.	1.3
5.	American Electric Power Co., Inc.	1.3
6.	Humana, Inc.	1.2
7.	DaVita, Inc.	1.2
8.	Safeway, Inc.	1.2
9.	VCA Antech, Inc.	1.2
10.	T. Rowe Price Group, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.3%
Consumer Discretionary	16.6
Industrials	13.2
Information Technology	12.8
Health Care	10.2
Utilities	7.4
Energy	6.6
Materials	5.6
Consumer Staples	2.8
Telecommunication Services	2.3
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

10   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(33.01)%	(38.51)%	0.18%	4.77%

TEN YEAR FUND PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$3,859,672
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned –26.22%** (Institutional Class Shares) for the six months ended December 31, 2008, compared to the –32.67% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, property and casualty insurer W.R. Berkley Corp. contributed to performance. The stock rallied on management optimism that the company was well positioned to take advantage of an improving property and casualty insurance market. The company also benefited from announcing two new business lines, property insurance for offshore energy exploration and professional liability insurance. People’s United Financial Inc., a provider of financial services to individual, corporate, and municipal customers, also helped returns. The company’s shares rose due to its strong capital position, transparent balance sheet and opportunity for growth through potential acquisitions to improve franchise value. In addition, excess capital gave the stock a premium valuation, which positioned the company to expand its franchise as weaker competitors scaled back.

On the downside, stock selection in the utility and healthcare sectors detracted from performance. At the individual stock level, Williams Cos. Inc., an integrated natural gas company, hindered results. The company reported lower-than-expected earnings results due to lower realized gas prices in its exploration and production segment. Helix Energy Solutions Group Inc., a provider of sub-sea construction, maintenance and salvage services for the offshore oil and natural gas industry, also hurt returns. A combination of lower energy prices and project delays pushed some revenues into next year.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment process seeks to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. While significant headwinds remained, we were consistent in the application of our investment process. As value investors, we used opportunities of strength to trim holdings where we felt prudent to preserve gains and redeployed proceeds into areas that we deemed out of favor.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	2.8%
2.	American Electric Power Co., Inc.	2.6
3.	Safeway, Inc.	2.3
4.	Cincinnati Financial Corp.	2.1
5.	Assurant, Inc.	2.1
6.	Genuine Parts Co.	1.9
7.	Ball Corp.	1.9
8.	Fortune Brands, Inc.	1.9
9.	Republic Services, Inc.	1.9
10.	PG&E Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.5%
Consumer Discretionary	18.1
Utilities	14.9
Industrials	7.2
Materials	6.5
Information Technology	6.1
Consumer Staples	5.7
Energy	5.6
Health Care	4.5
Telecommunication Services	2.8
Short-Term Investment	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

12   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(26.38)%	(33.24)%	0.88%	8.94%
With Sales Charge*		(30.23)	(36.75)	(0.20)	8.35
CLASS B SHARES	4/30/01
Without CDSC		(26.59)	(33.57)	0.35	8.44
With CDSC**		(31.59)	(38.57)	(0.04)	8.44
CLASS C SHARES	4/30/01
Without CDSC		(26.57)	(33.57)	0.35	8.46
With CDSC***		(27.57)	(34.57)	0.35	8.46
CLASS R2 SHARES	11/3/08	(26.42)	(33.27)	0.87	8.93
SELECT CLASS SHARES	10/31/01	(26.29)	(33.06)	1.15	9.17
INSTITUTIONAL CLASS SHARES	11/13/97	(26.22)	(32.90)	1.39	9.36

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, and the Lipper Mid-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$774,583
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance,* returned –1.56%** (Select Class Shares) for the six months ended December 31, 2008, compared to the 0.85% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The two main drivers of its stock selection process are valuation and fundamentals. The fundamentals and valuation components were effective in the Fund’s short portfolios but not in the long portfolios.

The Fund categorizes its stock selection universe into five super-sectors and twenty sectors within the super-sectors. Individual stocks are then selected for the long and short portfolios based upon a quantitative approach that looks at equally-weighted valuation and fundamentals factors. We look at a broad universe of 1100 to 1300 large cap, mid-cap and small cap domestic stocks. The valuation and fundamentals factors are combined together to generate a score for each stock in the universe. The highest rated stocks within each sector are used in the long portfolio. The bottom-rated in each sector are the shorted stocks in the portfolio. On a long-term basis, this quantitative approach of using valuation and fundamentals in creating long and short portfolios is designed to generate a positive spread return between the long and short portfolios across all the sectors. The Fund’s best performing super-sector was financials where the spread was positive between the long and short portfolios. Industrials was the worst performing super-sector for the six months since it generated a negative spread between the long and short portfolios. The Fund’s short positions aided performance when looking at the fund performance, but the positions on the long side of the portfolio did not do as well as expected on an aggregate basis. In terms of the quantitative factors, the fundamentals generated a negative spread return while the valuation factors contributed to a positive spread return for the six months.

The overall stock-selection process, combined with portfolio implementation, generated underperformance relative to the benchmark returns. Our multi-dimensional, disciplined investment process applies approximately equal emphasis on valuation and fundamentals in determining the attractiveness of a stock.

We assign each of the Fund’s stocks to one of five super-sectors: consumer, financial, industrial, technology and healthcare. During the period, the stock selection process generated positive returns in three super-sectors. The process worked the best in the financial sector but worked least well in the industrial sector.

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 350 positions each on both the long and short sides of the Fund during the period. The Fund was extremely well-diversified and sector-neutral. No individual stock had a material impact on the Fund. In essence, we went long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	King Pharmaceuticals, Inc.	0.5%
2.	Platinum Underwriters Holdings Ltd. (Bermuda)	0.5
3.	Omnicare, Inc.	0.5
4.	Netflix, Inc.	0.4
5.	Endo Pharmaceuticals Holdings, Inc.	0.4
6.	TransDigm Group, Inc.	0.4
7.	Accenture Ltd. (Bermuda), Class A	0.4
8.	American Financial Group, Inc.	0.4
9.	Sherwin-Williams Co. (The)	0.4
10.	Tellabs, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	Old Republic International Corp.	0.7%
2.	Chico’s FAS, Inc.	0.6
3.	UnitedHealth Group, Inc.	0.6
4.	Molson Coors Brewing Co., Class B	0.5
5.	Fidelity National Financial, Inc., Class A	0.5
6.	Cerner Corp.	0.5
7.	Covanta Holding Corp.	0.5
8.	Auxilium Pharmaceuticals, Inc.	0.5
9.	Bed Bath & Beyond, Inc.	0.5
10.	Iron Mountain, Inc.	0.5

14   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***

Information Technology	14.0%
Industrials	13.2
Consumer Discretionary	12.9
Health Care	11.0
Financials	10.5
Energy	8.1
Utilities	5.2
Materials	4.7
Consumer Staples	4.5
Other (less than 1.0%)	0.8
Short-Term Investment	15.1

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****

Industrials	15.7%
Information Technology	15.3
Consumer Discretionary	14.3
Financials	13.6
Health Care	12.6
Utilities	7.9
Energy	6.8
Consumer Staples	5.9
Materials	5.8
Telecommunication Services	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2008. The Fund’s composition is subject to change.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.56)%	(0.33)%	2.39%	2.67%
With Sales Charge*		(6.76)	(5.53)	1.29	1.70
CLASS B SHARES	5/23/03
Without CDSC		(1.98)	(1.12)	1.60	1.90
With CDSC**		(6.98)	(6.12)	1.23	1.74
CLASS C SHARES	5/23/03
Without CDSC		(1.98)	(1.13)	1.62	1.92
With CDSC***		(2.98)	(2.13)	1.62	1.92
SELECT CLASS SHARES	5/23/03	(1.56)	(0.18)	2.62	2.92

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market Neutral Funds Average from May 23, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. The Lipper Equity Market Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$286,843
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned –28.33%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –26.49% for the Russell 3000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the energy and consumer discretionary sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Williams Cos. Inc., an integrated natural gas company, detracted from performance. The company reported lower-than-expected earnings results due to lower realized gas prices in its exploration and production segment. Devon Energy Corp., one of the world’s leading independent oil and gas exploration and production companies, also hurt returns. The company’s shares declined in sympathy with the energy sector as a whole due to the sharp drop in energy prices.

On the positive side, stock selection in the financial and material sectors contributed to performance. At the individual stock level, United Community Bank Inc., a bank holding company, helped returns. The company benefited from aggressively removing problem loans in its residential construction portfolio. In addition, the company replaced its cash dividend with a stock dividend and secured additional capital through the U. S. Treasury’s Troubled Asset Relief Program, significantly adding to its capital cushion. ProAssurance Corp., a specialty insurer providing medical liability coverage, also aided results. The company was isolated from many of the factors impacting the financial sector, such as sub-prime mortgage exposure. In addition, the company’s conservative underwriting added to its earnings.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	W.P. Carey & Co. LLC	3.4%
2.	Devon Energy Corp.	3.2
3.	National Healthcare Corp.	3.1
4.	Telephone & Data Systems, Inc.	2.9
5.	Agree Realty Corp.	2.8
6.	National Health Investors, Inc.	2.8
7.	Teekay Corp. (Bahamas)	2.7
8.	Old Republic International Corp.	2.7
9.	Assurant, Inc.	2.3
10.	Fortune Brands, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Financials	38.5%
Energy	17.9
Consumer Discretionary	14.0
Telecommunication Services	5.2
Health Care	4.7
Industrials	4.2
Utilities	3.2
Consumer Staples	3.1
Materials	2.9
Information Technology	2.7
Short-Term Investment	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(28.33)%	(35.78)%	(3.67)%
With Sales Charge*		(32.10)	(39.14)	(5.01)
CLASS C SHARES	2/28/05
Without CDSC		(28.44)	(36.04)	(4.12)
With CDSC**		(29.44)	(37.04)	(4.12)
SELECT CLASS SHARES	2/28/05	(28.18)	(35.55)	(3.40)
INSTITUTIONAL CLASS SHARES	2/28/05	(28.13)	(35.41)	(3.31)

*	Sales Charge For Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2008. The Fund has changed the class used in the graph from Class C to Class A because Class A is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 1.3%
122	Precision Castparts Corp.	7,273
	Auto Components — 0.6%
378	Gentex Corp. (c)	3,335
	Biotechnology — 2.4%
193	Celgene Corp. (a)	10,676
45	Myriad Genetics, Inc. (a)	2,969
		13,645
	Capital Markets — 7.0%
62	Affiliated Managers Group, Inc. (a)	2,619
299	Investment Technology Group, Inc. (a) (c)	6,803
183	Lazard Ltd., (Bermuda), Class A	5,454
156	Northern Trust Corp.	8,108
485	Och-Ziff Capital Management Group LLC, Class A	2,500
222	T. Rowe Price Group, Inc.	7,876
465	TD AMERITRADE Holding Corp. (a)	6,623
		39,983
	Chemicals — 4.1%
337	Ecolab, Inc.	11,861
134	Praxair, Inc.	7,954
324	Rockwood Holdings, Inc. (a)	3,496
		23,311
	Commercial Services & Supplies — 6.8%
776	Corrections Corp. of America (a)	12,694
212	Stericycle, Inc. (a)	11,024
483	Waste Connections, Inc. (a)	15,245
		38,963
	Communications Equipment — 4.6%
339	CommScope, Inc. (a)	5,263
241	F5 Networks, Inc. (a) (c)	5,518
290	Harris Corp.	11,044
250	Juniper Networks, Inc. (a)	4,385
		26,210
	Computers & Peripherals — 0.9%
370	NetApp, Inc. (a)	5,167
	Construction & Engineering — 0.9%
261	Shaw Group, Inc. (The) (a)	5,348
	Containers & Packaging — 0.6%
111	Greif, Inc., Class A	3,707

	Diversified Consumer Services — 3.2%
158	ITT Educational Services, Inc. (a) (c)	15,007
15	Strayer Education, Inc.	3,195
		18,202
	Diversified Financial Services — 2.6%
403	Interactive Brokers Group, Inc., Class A (a)	7,214
97	IntercontinentalExchange, Inc. (a)	7,972
		15,186
	Diversified Telecommunication Services — 1.4%
932	tw telecom, inc. (a) (c)	7,891
	Electrical Equipment — 1.8%
29	First Solar, Inc. (a)	3,988
317	GT Solar International, Inc. (a)	916
124	Roper Industries, Inc.	5,395
		10,299
	Electronic Equipment, Instruments & Components — 3.3%
402	Amphenol Corp., Class A	9,630
150	Dolby Laboratories, Inc., Class A (a) (c)	4,911
151	Flir Systems, Inc. (a) (c)	4,638
		19,179
	Energy Equipment & Services — 2.1%
234	Cameron International Corp. (a)	4,807
107	Helmerich & Payne, Inc.	2,435
174	Oceaneering International, Inc. (a)	5,063
		12,305
	Health Care Equipment & Supplies — 2.9%
239	Dentsply International, Inc. (c)	6,750
447	Hologic, Inc. (a)	5,848
100	Zimmer Holdings, Inc. (a)	4,030
		16,628
	Health Care Providers & Services — 7.1%
273	DaVita, Inc. (a)	13,529
84	Express Scripts, Inc. (a)	4,624
370	Humana, Inc. (a)	13,795
439	VCA Antech, Inc. (a) (c)	8,723
		40,671
	Health Care Technology — 1.5%
226	Cerner Corp. (a) (c)	8,686
	Hotels, Restaurants & Leisure — 2.9%
156	Darden Restaurants, Inc.	4,399
82	Panera Bread Co., Class A (a) (c)	4,284

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
371	Penn National Gaming, Inc. (a)	7,934
		16,617
	Industrial Conglomerates — 0.4%
216	McDermott International, Inc. (a)	2,137
	Insurance — 4.7%
177	ACE Ltd., (Switzerland)	9,388
156	AON Corp.	7,113
401	HCC Insurance Holdings, Inc. (c)	10,713
		27,214
	Internet & Catalog Retail — 0.7%
74	Amazon.com, Inc. (a)	3,795
	Internet Software & Services — 1.8%
420	Akamai Technologies, Inc. (a) (c)	6,335
73	Equinix, Inc. (a)	3,899
		10,234
	IT Services — 2.1%
41	MasterCard, Inc., Class A	5,810
322	SAIC, Inc. (a)	6,267
		12,077
	Leisure Equipment & Products — 1.3%
482	Mattel, Inc.	7,712
	Life Sciences Tools & Services — 2.0%
132	Covance, Inc. (a)	6,055
219	Illumina, Inc. (a)	5,708
		11,763
	Machinery — 4.0%
129	AGCO Corp. (a)	3,038
110	Bucyrus International, Inc. (c)	2,041
146	Cummins, Inc.	3,904
261	Pall Corp.	7,428
168	Wabtec Corp. (c)	6,666
		23,077
	Media — 2.7%
187	Discovery Communications, Inc., Class A (a)	2,652
257	John Wiley & Sons, Inc., Class A	9,156
101	Morningstar, Inc. (a) (c)	3,585
		15,393
	Multiline Retail — 2.3%
241	J.C. Penney Co., Inc.	4,742
226	Kohl’s Corp. (a)	8,181
		12,923
	Oil, Gas & Consumable Fuels — 5.5%
270	Cabot Oil & Gas Corp.	7,020
503	Forest Oil Corp. (a)	8,297
168	Peabody Energy Corp.	3,825
436	Southwestern Energy Co. (a)	12,626
		31,768
	Professional Services — 1.3%
173	FTI Consulting, Inc. (a)	7,707
	Road & Rail — 2.5%
135	J.B. Hunt Transport Services, Inc. (c)	3,559
287	Landstar System, Inc.	11,014
		14,573
	Semiconductors & Semiconductor Equipment — 2.2%
472	Broadcom Corp., Class A (a)	8,016
201	KLA-Tencor Corp.	4,379
		12,395
	Software — 4.7%
543	Activision Blizzard, Inc. (a)	4,692
665	Amdocs Ltd., (United Kingdom) (a)	12,166
98	ANSYS, Inc. (a) (c)	2,731
229	Electronic Arts, Inc. (a)	3,677
334	Nuance Communications, Inc. (a)	3,458
		26,724
	Specialty Retail — 1.0%
97	Sherwin-Williams Co. (The)	5,814
	Textiles, Apparel & Luxury Goods — 0.7%
192	Coach, Inc. (a)	3,979
	Wireless Telecommunication Services — 0.4%
95	Leap Wireless International, Inc. (a)	2,544
	Total Long-Term Investments (Cost $708,508)	564,435
Short-Term Investment — 1.7%
	Investment Company — 1.7%
9,626	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $9,626)	9,626

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.5%
	Corporate Note — 1.2%
7,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	6,959

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 5.3%
30,603	JPMorgan Prime Money Market Fund, Capital Shares (b)	30,603
	Total Investments of Cash Collateral for Securities on Loan (Cost $37,598)	37,562
	Total Investments — 106.5% (Cost $755,732)	611,623
	Liabilities in Excess of Other Assets — (6.5)%	(37,069)
	NET ASSETS — 100.0%	$574,554

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.0%
	Common Stocks — 101.0%
	Aerospace & Defense — 1.3%
112	Precision Castparts Corp.	6,690
	Auto Components — 0.6%
347	Gentex Corp.	3,066
	Biotechnology — 2.4%
178	Celgene Corp. (a)	9,815
41	Myriad Genetics, Inc. (a)	2,730
		12,545
	Capital Markets — 7.1%
57	Affiliated Managers Group, Inc. (a)	2,405
275	Investment Technology Group, Inc. (a)	6,256
169	Lazard Ltd., (Bermuda), Class A	5,014
143	Northern Trust Corp.	7,456
446	Och-Ziff Capital Management Group LLC, Class A	2,298
204	T. Rowe Price Group, Inc.	7,241
427	TD AMERITRADE Holding Corp. (a)	6,090
		36,760
	Chemicals — 4.2%
310	Ecolab, Inc.	10,905
123	Praxair, Inc.	7,313
298	Rockwood Holdings, Inc. (a)	3,214
		21,432
	Commercial Services & Supplies — 7.0%
713	Corrections Corp. of America (a)	11,671
195	Stericycle, Inc. (a)	10,135
444	Waste Connections, Inc. (a)	14,019
		35,825
	Communications Equipment — 4.7%
311	CommScope, Inc. (a)	4,839
222	F5 Networks, Inc. (a)	5,075
267	Harris Corp.	10,154
230	Juniper Networks, Inc. (a)	4,031
		24,099
	Computers & Peripherals — 0.9%
340	NetApp, Inc. (a)	4,751
	Construction & Engineering — 1.0%
240	Shaw Group, Inc. (The) (a)	4,918
	Containers & Packaging — 0.7%
102	Greif, Inc., Class A	3,410
	Diversified Consumer Services — 3.3%
145	ITT Educational Services, Inc. (a) (c)	13,801
14	Strayer Education, Inc.	2,937
		16,738
	Diversified Financial Services — 2.7%
371	Interactive Brokers Group, Inc., Class A (a)	6,634
89	IntercontinentalExchange, Inc. (a)	7,329
		13,963
	Diversified Telecommunication Services — 1.4%
857	tw telecom, inc. (a) (c)	7,256
	Electrical Equipment — 1.8%
27	First Solar, Inc. (a)	3,660
291	GT Solar International, Inc. (a)	841
114	Roper Industries, Inc.	4,961
		9,462
	Electronic Equipment, Instruments & Components — 3.4%
369	Amphenol Corp., Class A	8,855
138	Dolby Laboratories, Inc., Class A (a)	4,514
139	Flir Systems, Inc. (a)	4,263
		17,632
	Energy Equipment & Services — 2.2%
216	Cameron International Corp. (a)	4,419
98	Helmerich & Payne, Inc.	2,239
160	Oceaneering International, Inc. (a)	4,655
		11,313
	Health Care Equipment & Supplies — 3.0%
220	Dentsply International, Inc.	6,205
411	Hologic, Inc. (a)	5,377
92	Zimmer Holdings, Inc. (a)	3,707
		15,289
	Health Care Providers & Services — 7.3%
251	DaVita, Inc. (a)	12,440
77	Express Scripts, Inc. (a)	4,250
340	Humana, Inc. (a)	12,685
403	VCA Antech, Inc. (a) (c)	8,021
		37,396
	Health Care Technology — 1.5%
208	Cerner Corp. (a) (c)	7,989

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 3.0%
146	Darden Restaurants, Inc.	4,100
75	Panera Bread Co., Class A (a) (c)	3,939
341	Penn National Gaming, Inc. (a)	7,295
		15,334
	Industrial Conglomerates — 0.4%
199	McDermott International, Inc. (a)	1,965
	Insurance — 4.9%
163	ACE Ltd., (Switzerland)	8,631
143	AON Corp.	6,542
368	HCC Insurance Holdings, Inc.	9,852
		25,025
	Internet & Catalog Retail — 0.7%
68	Amazon.com, Inc. (a)	3,487
	Internet Software & Services — 1.8%
386	Akamai Technologies, Inc. (a) (c)	5,825
67	Equinix, Inc. (a)	3,585
		9,410
	IT Services — 2.2%
37	MasterCard, Inc., Class A	5,336
296	SAIC, Inc. (a)	5,762
		11,098
	Leisure Equipment & Products — 1.4%
443	Mattel, Inc.	7,091
	Life Sciences Tools & Services — 2.1%
121	Covance, Inc. (a)	5,566
201	Illumina, Inc. (a)	5,248
		10,814
	Machinery — 4.1%
118	AGCO Corp. (a)	2,793
101	Bucyrus International, Inc.	1,876
134	Cummins, Inc.	3,590
240	Pall Corp.	6,830
154	Wabtec Corp.	6,138
		21,227
	Media — 2.7%
172	Discovery Communications, Inc., Class A (a)	2,438
237	John Wiley & Sons, Inc., Class A	8,417
93	Morningstar, Inc. (a) (c)	3,295
		14,150
	Multiline Retail — 2.3%
221	J.C. Penney Co., Inc.	4,360
208	Kohl’s Corp. (a)	7,522
		11,882
	Oil, Gas & Consumable Fuels — 5.7%
248	Cabot Oil & Gas Corp.	6,455
463	Forest Oil Corp. (a)	7,630
155	Peabody Energy Corp.	3,516
401	Southwestern Energy Co. (a)	11,609
		29,210
	Professional Services — 1.4%
159	FTI Consulting, Inc. (a)	7,086
	Road & Rail — 2.6%
125	J.B. Hunt Transport Services, Inc.	3,273
264	Landstar System, Inc.	10,126
		13,399
	Semiconductors & Semiconductor Equipment — 2.2%
434	Broadcom Corp., Class A (a)	7,371
185	KLA-Tencor Corp.	4,027
		11,398
	Software — 4.8%
499	Activision Blizzard, Inc. (a)	4,315
612	Amdocs Ltd., (United Kingdom) (a)	11,187
91	ANSYS, Inc. (a)	2,524
211	Electronic Arts, Inc. (a)	3,380
307	Nuance Communications, Inc. (a)	3,179
		24,585
	Specialty Retail — 1.0%
90	Sherwin-Williams Co. (The)	5,348
	Textiles, Apparel & Luxury Goods — 0.7%
176	Coach, Inc. (a)	3,660
	Wireless Telecommunication Services — 0.5%
87	Leap Wireless International, Inc. (a)	2,339
	Total Long-Term Investments (Cost $653,236)	519,042
Short-Term Investment — 0.4%
	Investment Company — 0.4%
2,110	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $2,110)	2,110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.9%
	Certificate of Deposit — 0.8%
4,500	Calyon, New York, VAR, 0.397%, 03/15/10	4,349
	Corporate Notes — 3.9%
5,000	BBVA U.S. Senior S.A.U., (Spain), VAR, 2.149%, 03/12/10 (e)	4,892
6,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	5,727
1,000	Monumental Global Funding II, VAR, 0.395%, 03/26/10 (e)	904
7,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	6,498
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,853
		19,874

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 1.2%
6,055	JPMorgan Prime Money Market Fund, Capital Shares (b)	6,055
	Total Investments of Cash Collateral for Securities on Loan (Cost $31,553)	30,278
	Total Investments — 107.3% (Cost $686,899)	551,430
	Liabilities in Excess of Other Assets — (7.3)%	(37,635)
	NET ASSETS — 100.0%	$513,795

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 2.8%
35	Alliant Techsystems, Inc. (a) (c)	3,007
28	Precision Castparts Corp.	1,646
43	Spirit Aerosystems Holdings, Inc., Class A (a)	438
		5,091
	Auto Components — 0.3%
36	WABCO Holdings, Inc.	565
	Beverages — 0.9%
14	Brown-Forman Corp., Class B	736
30	Fomento Economico Mexicano S.A.B. de C.V., (Mexico), ADR	892
		1,628
	Building Products — 0.5%
51	Owens Corning, Inc. (a) (c)	884
	Capital Markets — 2.4%
11	Affiliated Managers Group, Inc. (a)	461
70	Charles Schwab Corp. (The)	1,124
70	Cohen & Steers, Inc. (c)	766
10	Northern Trust Corp.	500
39	T. Rowe Price Group, Inc.	1,385
		4,236
	Chemicals — 3.8%
14	Air Products & Chemicals, Inc.	699
94	Albemarle Corp.	2,089
14	Intrepid Potash, Inc. (a)	280
28	Lubrizol Corp.	1,023
34	PPG Industries, Inc.	1,451
28	Sigma-Aldrich Corp.	1,166
		6,708
	Commercial Banks — 5.9%
32	City National Corp. (c)	1,563
52	Cullen/Frost Bankers, Inc.	2,646
36	M&T Bank Corp. (c)	2,083
189	Synovus Financial Corp. (c)	1,568
49	United Community Banks, Inc. (c)	665
72	Wilmington Trust Corp.	1,597
17	Zions Bancorp	426
		10,548
	Commercial Services & Supplies — 1.0%
74	Republic Services, Inc.	1,844
	Computers & Peripherals — 0.5%
62	NCR Corp. (a)	877
	Construction Materials — 0.3%
7	Vulcan Materials Co. (c)	480
	Containers & Packaging — 1.3%
48	Ball Corp.	1,988
69	Temple-Inland, Inc. (c)	332
		2,320
	Distributors — 1.1%
54	Genuine Parts Co.	2,037
	Diversified Consumer Services — 0.4%
29	H&R Block, Inc.	648
	Diversified Telecommunication Services — 0.9%
38	CenturyTel, Inc.	1,039
53	Windstream Corp.	491
		1,530
	Electric Utilities — 5.3%
117	American Electric Power Co., Inc.	3,899
53	Edison International	1,707
33	FirstEnergy Corp.	1,584
111	Westar Energy, Inc.	2,268
		9,458
	Electronic Equipment, Instruments & Components — 2.6%
63	Amphenol Corp., Class A	1,506
91	Arrow Electronics, Inc. (a)	1,718
92	Tyco Electronics Ltd., (Bermuda)	1,491
		4,715
	Energy Equipment & Services — 0.6%
59	Helix Energy Solutions Group, Inc. (a) (c)	425
24	Unit Corp. (a)	644
		1,069
	Food & Staples Retailing — 3.1%
11	Costco Wholesale Corp.	556
84	Great Atlantic & Pacific Tea Co. (a) (c)	524
173	Safeway, Inc. (c)	4,103
19	SUPERVALU, Inc.	273
		5,456
	Food Products — 1.9%
38	Archer-Daniels-Midland Co.	1,098
39	JM Smucker Co. (The)	1,669
40	Smithfield Foods, Inc. (a) (c)	559
		3,326

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 3.4%
74	Energen Corp.	2,168
56	Equitable Resources, Inc.	1,879
48	ONEOK, Inc.	1,386
20	Questar Corp.	637
		6,070
	Health Care Equipment & Supplies — 1.6%
43	Becton, Dickinson & Co.	2,927
	Health Care Providers & Services — 2.6%
47	Community Health Systems, Inc. (a)	688
56	Coventry Health Care, Inc. (a)	837
51	Lincare Holdings, Inc. (a) (c)	1,379
84	VCA Antech, Inc. (a)	1,670
		4,574
	Hotels, Restaurants & Leisure — 3.2%
50	Burger King Holdings, Inc.	1,187
16	Darden Restaurants, Inc.	445
36	International Game Technology	431
150	Marriott International, Inc., Class A	2,921
27	Vail Resorts, Inc. (a) (c)	713
		5,697
	Household Durables — 3.0%
64	Fortune Brands, Inc.	2,642
60	Jarden Corp. (a) (c)	691
34	MDC Holdings, Inc.	1,015
24	Mohawk Industries, Inc. (a)	1,044
		5,392
	Household Products — 0.4%
13	Clorox Co.	742
	Industrial Conglomerates — 0.7%
57	Carlisle Cos., Inc.	1,178
	Insurance — 11.0%
91	Assurant, Inc.	2,738
55	Cincinnati Financial Corp.	1,587
31	Everest Re Group Ltd., (Bermuda)	2,395
99	Loews Corp.	2,794
277	Old Republic International Corp. (c)	3,308
156	OneBeacon Insurance Group Ltd. (c)	1,624
46	Principal Financial Group, Inc.	1,036
49	ProAssurance Corp. (a)	2,607
31	Protective Life Corp.	443
36	W.R. Berkley Corp.	1,119
		19,651
	Internet & Catalog Retail — 1.2%
29	Amazon.com, Inc. (a)	1,467
93	Expedia, Inc. (a)	767
		2,234
	IT Services — 1.9%
59	Fidelity National Information Services, Inc.	957
29	Lender Processing Services, Inc.	867
97	Total System Services, Inc.	1,357
21	Western Union Co. (The)	306
		3,487
	Machinery — 1.8%
34	Dover Corp.	1,117
27	Harsco Corp.	742
52	Kennametal, Inc.	1,147
20	Oshkosh Corp.	179
		3,185
	Media — 2.6%
81	AH Belo Corp., Class A	176
62	Cablevision Systems Corp., Class A	1,046
114	Clear Channel Outdoor Holdings, Inc., Class A (a)	704
31	Lamar Advertising Co., Class A (a) (c)	387
13	Omnicom Group, Inc.	339
25	Scripps Networks Interactive, Inc., Class A	550
4	Washington Post Co. (The), Class B	1,393
		4,595
	Metals & Mining — 0.3%
45	Century Aluminum Co. (a)	452
	Multiline Retail — 0.2%
26	Nordstrom, Inc.	343
	Multi-Utilities — 5.5%
242	CMS Energy Corp. (c)	2,444
62	MDU Resources Group, Inc.	1,340
52	NSTAR	1,912
69	PG&E Corp. (c)	2,686
81	Xcel Energy, Inc.	1,503
		9,885
	Oil, Gas & Consumable Fuels — 5.7%
93	CVR Energy, Inc. (a)	370
41	Devon Energy Corp.	2,690
51	Kinder Morgan Management LLC (a)	2,044
20	Murphy Oil Corp.	891
27	Newfield Exploration Co. (a)	541

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 5.7%
8	Penn Virginia Corp.	203
107	Teekay Corp., (Bahamas) (c)	2,099
98	Williams Cos., Inc.	1,413
		10,251
	Real Estate Investment Trusts (REITs) — 4.6%
69	Cousins Properties, Inc. (c)	961
103	Kimco Realty Corp. (c)	1,888
22	PS Business Parks, Inc.	978
5	Public Storage	421
8	Rayonier, Inc.	266
38	Regency Centers Corp.	1,770
20	Ventas, Inc.	661
22	Vornado Realty Trust	1,350
		8,295
	Real Estate Management & Development — 1.3%
65	Brookfield Asset Management, Inc., (Canada), Class A (c)	997
89	Brookfield Properties Corp., (Canada)	688
24	Jones Lang LaSalle, Inc.	656
		2,341
	Software — 0.8%
77	Jack Henry & Associates, Inc.	1,493
	Specialty Retail — 5.7%
36	Abercrombie & Fitch Co., Class A	819
103	AutoNation, Inc. (a) (c)	1,014
12	AutoZone, Inc. (a)	1,735
17	Bed Bath & Beyond, Inc. (a)	437
38	Sherwin-Williams Co. (The)	2,252
67	Staples, Inc.	1,206
87	Tiffany & Co. (c)	2,059
30	TJX Cos., Inc.	609
		10,131
	Textiles, Apparel & Luxury Goods — 2.0%
51	Coach, Inc. (a)	1,051
17	Columbia Sportswear Co. (c)	609
33	Phillips-Van Heusen Corp.	668
24	V.F. Corp.	1,328
		3,656
	Thrifts & Mortgage Finance — 1.7%
53	Hudson City Bancorp, Inc.	851
125	People’s United Financial, Inc. (c)	2,223
		3,074
	Tobacco — 0.9%
28	Lorillard, Inc.	1,583
	Water Utilities — 0.6%
48	American Water Works Co., Inc. (c)	994
	Wireless Telecommunication Services — 1.5%
39	Telephone & Data Systems, Inc.	1,102
38	U.S. Cellular Corp. (a)	1,656
		2,758
	Total Long-Term Investments (Cost $226,559)	178,408
Short-Term Investment — 0.6%
	Investment Company — 0.6%
1,070	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $1,070)	1,070

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 17.3%
	Certificate of Deposit — 1.3%
2,500	Calyon, New York, VAR, 0.397%, 03/15/10	2,417
	Corporate Notes — 7.5%
4,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	3,913
4,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	3,818
3,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	2,785
3,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	2,779
		13,295

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 8.5%
15,146	JPMorgan Prime Money Market Fund, Capital Shares (b)	15,146
	Total Investments of Cash Collateral for Securities on Loan (Cost $31,645)	30,858
	Total Investments — 117.7% (Cost $259,274)	210,336
	Liabilities in Excess of Other Assets — (17.7)%	(31,685)
	NET ASSETS — 100.0%	$178,651

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Common Stocks — 98.7%
	Aerospace & Defense — 1.9%
38	Precision Castparts Corp.	2,281
76	United Technologies Corp.	4,047
		6,328
	Biotechnology — 6.0%
98	Celgene Corp. (a)	5,434
45	Genentech, Inc. (a)	3,706
135	Gilead Sciences, Inc. (a) (c)	6,914
56	Myriad Genetics, Inc. (a) (c)	3,691
		19,745
	Capital Markets — 4.1%
142	Investment Technology Group, Inc. (a)	3,222
98	Lazard Ltd., (Bermuda), Class A	2,915
36	Northern Trust Corp.	1,851
71	T. Rowe Price Group, Inc. (c)	2,523
203	TD AMERITRADE Holding Corp. (a)	2,894
		13,405
	Chemicals — 3.7%
123	Ecolab, Inc.	4,327
45	Monsanto Co.	3,152
79	Praxair, Inc.	4,671
		12,150
	Commercial Services & Supplies — 5.6%
352	Corrections Corp. of America (a)	5,762
110	Stericycle, Inc. (a)	5,734
211	Waste Connections, Inc. (a)	6,669
		18,165
	Communications Equipment — 4.4%
191	Cisco Systems, Inc. (a)	3,115
157	CommScope, Inc. (a)	2,442
100	F5 Networks, Inc. (a)	2,275
141	QUALCOMM, Inc.	5,066
35	Research In Motion Ltd., (Canada) (a)	1,416
		14,314
	Computers & Peripherals — 4.7%
37	Apple, Inc. (a)	3,145
146	Hewlett-Packard Co.	5,309
56	International Business Machines Corp.	4,680
157	NetApp, Inc. (a)	2,196
		15,330
	Construction & Engineering — 0.6%
104	Shaw Group, Inc. (The) (a)	2,123
	Containers & Packaging — 0.5%
51	Greif, Inc., Class A	1,718
	Diversified Consumer Services — 2.2%
75	ITT Educational Services, Inc. (a) (c)	7,161
	Diversified Financial Services — 2.8%
174	Interactive Brokers Group, Inc., Class A (a)	3,114
40	IntercontinentalExchange, Inc. (a)	3,273
154	MSCI, Inc., Class A (a)	2,728
		9,115
	Diversified Telecommunication Services — 1.3%
485	tw telecom, inc. (a)	4,110
	Electrical Equipment — 1.5%
15	First Solar, Inc. (a)	2,111
67	Roper Industries, Inc.	2,913
		5,024
	Electronic Equipment, Instruments & Components — 2.8%
188	Amphenol Corp., Class A	4,499
73	Dolby Laboratories, Inc., Class A (a)	2,404
71	Flir Systems, Inc. (a) (c)	2,175
		9,078
	Energy Equipment & Services — 2.2%
125	Cameron International Corp. (a)	2,568
85	Oceaneering International, Inc. (a)	2,465
134	ShawCor Ltd., (Canada), Class A	2,003
		7,036
	Food & Staples Retailing — 2.5%
145	Wal-Mart Stores, Inc.	8,140
	Food Products — 1.1%
61	General Mills, Inc.	3,706
	Health Care Equipment & Supplies — 3.5%
108	Dentsply International, Inc.	3,058
230	Hologic, Inc. (a)	3,003
103	Meridian Bioscience, Inc.	2,623
85	Thoratec Corp. (a)	2,762
		11,446
	Health Care Providers & Services — 5.8%
107	DaVita, Inc. (a)	5,314
45	Express Scripts, Inc. (a)	2,480
125	Gentiva Health Services, Inc. (a)	3,657
107	Humana, Inc. (a)	3,978
183	VCA Antech, Inc. (a)	3,644
		19,073

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 2.6%
105	Cerner Corp. (a) (c)	4,053
135	MedAssets, Inc. (a)	1,965
191	Omnicell, Inc. (a)	2,337
		8,355
	Hotels, Restaurants & Leisure — 1.6%
42	Panera Bread Co., Class A (a) (c)	2,199
134	Penn National Gaming, Inc. (a)	2,872
		5,071
	Insurance — 4.1%
104	ACE Ltd., (Switzerland)	5,498
72	AON Corp.	3,298
170	HCC Insurance Holdings, Inc.	4,540
		13,336
	Internet & Catalog Retail — 1.2%
78	Amazon.com, Inc. (a)	4,005
	Internet Software & Services — 2.8%
173	Akamai Technologies, Inc. (a)	2,617
31	Equinix, Inc. (a)	1,654
16	Google, Inc., Class A (a)	5,015
		9,286
	IT Services — 1.0%
23	MasterCard, Inc., Class A	3,273
	Leisure Equipment & Products — 1.2%
253	Mattel, Inc.	4,051
	Life Sciences Tools & Services — 1.3%
108	Icon plc, (Ireland), ADR (a)	2,123
83	Illumina, Inc. (a) (c)	2,162
		4,285
	Machinery — 1.2%
97	Wabtec Corp.	3,836
	Media — 2.8%
113	Discovery Communications, Inc., Class A (a)	1,593
106	John Wiley & Sons, Inc., Class A	3,761
171	Walt Disney Co. (The)	3,875
		9,229
	Multiline Retail — 1.1%
96	Kohl’s Corp. (a)	3,457
	Oil, Gas & Consumable Fuels — 4.8%
36	Apache Corp.	2,676
151	Concho Resources, Inc. (a)	3,434
201	Forest Oil Corp. (a)	3,318
214	Southwestern Energy Co. (a)	6,202
		15,630
	Pharmaceuticals — 4.7%
178	Abbott Laboratories	9,500
135	Teva Pharmaceutical Industries Ltd., (Israel), ADR (c)	5,764
		15,264
	Professional Services — 1.0%
76	FTI Consulting, Inc. (a)	3,382
	Road & Rail — 1.9%
163	Landstar System, Inc.	6,245
	Semiconductors & Semiconductor Equipment — 0.5%
123	Microsemi Corp. (a)	1,555
	Software — 6.0%
223	Activision Blizzard, Inc. (a)	1,924
335	Amdocs Ltd., (United Kingdom) (a)	6,131
342	Microsoft Corp.	6,654
174	Nuance Communications, Inc. (a)	1,804
180	Oracle Corp. (a)	3,186
		19,699
	Specialty Retail — 0.7%
40	Sherwin-Williams Co. (The)	2,396
	Textiles, Apparel & Luxury Goods — 0.5%
65	Under Armour, Inc., Class A (a) (c)	1,559
	Wireless Telecommunication Services — 0.5%
56	Leap Wireless International, Inc. (a)	1,506
	Total Long-Term Investments (Cost $402,430)	322,587
Investments of Cash Collateral for Securities on Loan — 10.8%
	Investment Company — 10.8%
35,274	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $35,274)	35,274
	Total Investment — 109.5% (Cost $437,704)	357,861
	Liabilities in Excess of Other Assets — (9.5)%	(31,109)
	NET ASSETS — 100.0%	$326,752

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.5%
	Common Stocks — 95.5%
	Aerospace & Defense — 1.9%
14	Alliant Techsystems, Inc. (a)	1,183
25	Precision Castparts Corp.	1,501
		2,684
	Auto Components — 0.6%
46	Gentex Corp.	407
24	WABCO Holdings, Inc.	385
		792
	Beverages — 0.2%
7	Brown-Forman Corp., Class B	349
	Biotechnology — 1.2%
24	Celgene Corp. (a)	1,300
6	Myriad Genetics, Inc. (a)	364
		1,664
	Building Products — 0.3%
26	Owens Corning, Inc. (a)	441
	Capital Markets — 4.0%
12	Affiliated Managers Group, Inc. (a)	506
32	Investment Technology Group, Inc. (a)	736
22	Lazard Ltd., (Bermuda), Class A	663
23	Northern Trust Corp.	1,217
59	Och-Ziff Capital Management Group LLC, Class A	305
44	T. Rowe Price Group, Inc. (c)	1,547
57	TD AMERITRADE Holding Corp. (a)	806
		5,780
	Chemicals — 3.9%
6	Air Products & Chemicals, Inc.	301
49	Albemarle Corp.	1,091
41	Ecolab, Inc.	1,443
18	PPG Industries, Inc.	781
16	Praxair, Inc.	967
39	Rockwood Holdings, Inc. (a)	426
14	Sigma-Aldrich Corp.	579
		5,588
	Commercial Banks — 2.3%
20	Cullen/Frost Bankers, Inc.	994
20	M&T Bank Corp.	1,131
72	Synovus Financial Corp.	600
25	Wilmington Trust Corp.	558
		3,283
	Commercial Services & Supplies — 4.2%
94	Corrections Corp. of America (a)	1,545
52	Republic Services, Inc.	1,282
26	Stericycle, Inc. (a)	1,341
59	Waste Connections, Inc. (a)	1,855
		6,023
	Communications Equipment — 2.2%
41	CommScope, Inc. (a)	641
29	F5 Networks, Inc. (a)	672
35	Harris Corp.	1,343
31	Juniper Networks, Inc. (a)	534
		3,190
	Computers & Peripherals — 0.7%
24	NCR Corp. (a)	336
45	NetApp, Inc. (a)	629
		965
	Construction & Engineering — 0.5%
32	Shaw Group, Inc. (The) (a)	651
	Construction Materials — 0.2%
4	Vulcan Materials Co.	271
	Containers & Packaging — 1.2%
31	Ball Corp.	1,302
14	Greif, Inc., Class A	451
		1,753
	Distributors — 0.9%
34	Genuine Parts Co.	1,302
	Diversified Consumer Services — 1.7%
11	H&R Block, Inc.	257
19	ITT Educational Services, Inc. (a)	1,823
2	Strayer Education, Inc.	386
		2,466
	Diversified Financial Services — 1.3%
49	Interactive Brokers Group, Inc., Class A (a)	877
12	IntercontinentalExchange, Inc. (a)	970
		1,847
	Diversified Telecommunication Services — 1.2%
18	CenturyTel, Inc.	478
113	tw telecom, inc. (a)	960
32	Windstream Corp.	293
		1,731

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 2.4%
53	American Electric Power Co., Inc.	1,774
13	FirstEnergy Corp.	617
49	Westar Energy, Inc.	1,007
		3,398
	Electrical Equipment — 0.9%
4	First Solar, Inc. (a)	488
39	GT Solar International, Inc. (a)	112
15	Roper Industries, Inc.	657
		1,257
	Electronic Equipment, Instruments & Components — 3.3%
79	Amphenol Corp., Class A	1,883
48	Arrow Electronics, Inc. (a)	904
18	Dolby Laboratories, Inc., Class A (a)	599
18	Flir Systems, Inc. (a) (c)	566
46	Tyco Electronics Ltd., (Bermuda)	751
		4,703
	Energy Equipment & Services — 1.2%
29	Cameron International Corp. (a)	585
34	Helix Energy Solutions Group, Inc. (a)	245
13	Helmerich & Payne, Inc.	298
21	Oceaneering International, Inc. (a)	615
		1,743
	Food & Staples Retailing — 1.3%
68	Safeway, Inc.	1,616
12	SUPERVALU, Inc.	174
		1,790
	Food Products — 0.5%
15	JM Smucker Co. (The)	650
	Gas Utilities — 2.2%
44	Energen Corp.	1,276
23	Equitable Resources, Inc.	758
17	ONEOK, Inc.	492
17	Questar Corp.	546
		3,072
	Health Care Equipment & Supplies — 2.0%
13	Becton, Dickinson & Co.	862
29	Dentsply International, Inc.	822
54	Hologic, Inc. (a)	712
12	Zimmer Holdings, Inc. (a)	489
		2,885
	Health Care Providers & Services — 5.0%
17	Community Health Systems, Inc. (a)	254
36	Coventry Health Care, Inc. (a)	530
33	DaVita, Inc. (a)	1,646
10	Express Scripts, Inc. (a)	561
45	Humana, Inc. (a)	1,680
32	Lincare Holdings, Inc. (a)	870
81	VCA Antech, Inc. (a)	1,606
		7,147
	Health Care Technology — 0.7%
28	Cerner Corp. (a) (c)	1,058
	Hotels, Restaurants & Leisure — 2.6%
32	Burger King Holdings, Inc.	757
19	Darden Restaurants, Inc.	536
49	Marriott International, Inc., Class A	945
10	Panera Bread Co., Class A (a) (c)	521
45	Penn National Gaming, Inc. (a)	966
		3,725
	Household Durables — 1.0%
31	Fortune Brands, Inc.	1,296
17	Jarden Corp. (a)	191
		1,487
	Household Products — 0.5%
12	Clorox Co.	639
	Industrial Conglomerates — 0.7%
37	Carlisle Cos., Inc.	768
26	McDermott International, Inc. (a)	261
		1,029
	Insurance — 8.3%
22	ACE Ltd., (Switzerland)	1,143
19	AON Corp.	868
48	Assurant, Inc.	1,434
52	Cincinnati Financial Corp.	1,446
14	Everest Re Group Ltd., (Bermuda)	1,074
49	HCC Insurance Holdings, Inc.	1,303
161	Old Republic International Corp.	1,915
67	OneBeacon Insurance Group Ltd.	694
39	Principal Financial Group, Inc.	887
35	W.R. Berkley Corp.	1,094
		11,858
	Internet & Catalog Retail — 0.3%
9	Amazon.com, Inc. (a)	462

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 0.9%
51	Akamai Technologies, Inc. (a)	772
9	Equinix, Inc. (a)	473
		1,245
	IT Services — 1.5%
5	MasterCard, Inc., Class A	707
39	SAIC, Inc. (a)	764
26	Total System Services, Inc.	345
24	Western Union Co. (The)	340
		2,156
	Leisure Equipment & Products — 0.7%
59	Mattel, Inc.	938
	Life Sciences Tools & Services — 1.0%
16	Covance, Inc. (a)	736
27	Illumina, Inc. (a) (c)	695
		1,431
	Machinery — 2.5%
16	AGCO Corp. (a)	371
13	Bucyrus International, Inc.	249
18	Cummins, Inc.	476
22	Dover Corp.	718
7	Oshkosh Corp.	64
32	Pall Corp.	905
21	Wabtec Corp. (c)	818
		3,601
	Media — 3.0%
36	Cablevision Systems Corp., Class A	603
59	Clear Channel Outdoor Holdings, Inc., Class A (a)	363
23	Discovery Communications, Inc., Class A (a)	323
31	John Wiley & Sons, Inc., Class A	1,114
7	Lamar Advertising Co., Class A (a)	83
12	Morningstar, Inc. (a) (c)	436
13	Omnicom Group, Inc.	353
9	Scripps Networks Interactive, Inc., Class A	220
2	Washington Post Co. (The), Class B	814
		4,309
	Metals & Mining — 0.1%
14	Century Aluminum Co. (a)	140
	Multiline Retail — 1.1%
29	J.C. Penney Co., Inc.	577
28	Kohl’s Corp. (a)	996
		1,573
	Multi-Utilities — 2.5%
107	CMS Energy Corp.	1,085
33	PG&E Corp.	1,275
63	Xcel Energy, Inc.	1,172
		3,532
	Oil, Gas & Consumable Fuels — 5.2%
33	Cabot Oil & Gas Corp.	854
52	CVR Energy, Inc. (a)	209
14	Devon Energy Corp.	887
61	Forest Oil Corp. (a)	1,010
20	Kinder Morgan Management LLC (a)	783
20	Peabody Energy Corp.	466
53	Southwestern Energy Co. (a)	1,535
40	Teekay Corp., (Bahamas)	782
67	Williams Cos., Inc.	967
		7,493
	Pharmaceuticals — 0.1%
6	Warner Chilcott Ltd., (Bermuda), Class A (a)	90
	Professional Services — 0.7%
21	FTI Consulting, Inc. (a)	940
	Real Estate Investment Trusts (REITs) — 2.8%
48	Kimco Realty Corp.	874
6	Plum Creek Timber Co., Inc.	212
7	Public Storage	580
7	Rayonier, Inc.	211
18	Regency Centers Corp.	859
10	Ventas, Inc.	319
17	Vornado Realty Trust	1,008
		4,063
	Real Estate Management & Development — 0.4%
76	Brookfield Properties Corp., (Canada)	586
	Road & Rail — 1.2%
17	J.B. Hunt Transport Services, Inc.	435
35	Landstar System, Inc.	1,341
		1,776
	Semiconductors & Semiconductor Equipment — 1.1%
58	Broadcom Corp., Class A (a)	976
25	KLA-Tencor Corp.	534
		1,510
	Software — 2.9%
66	Activision Blizzard, Inc. (a)	571
81	Amdocs Ltd., (United Kingdom) (a)	1,481
12	ANSYS, Inc. (a)	334

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
28	Electronic Arts, Inc. (a)	447
45	Jack Henry & Associates, Inc.	864
41	Nuance Communications, Inc. (a)	422
		4,119
	Specialty Retail — 3.0%
48	AutoNation, Inc. (a)	470
6	AutoZone, Inc. (a)	795
7	Bed Bath & Beyond, Inc. (a)	178
23	Sherwin-Williams Co. (The)	1,398
33	Staples, Inc.	584
27	Tiffany & Co.	626
14	TJX Cos., Inc.	296
		4,347
	Textiles, Apparel & Luxury Goods — 1.2%
23	Coach, Inc. (a)	484
8	Columbia Sportswear Co.	291
17	V.F. Corp.	926
		1,701
	Thrifts & Mortgage Finance — 0.6%
47	People’s United Financial, Inc.	831
	Tobacco — 0.4%
9	Lorillard, Inc.	530
	Water Utilities — 0.2%
16	American Water Works Co., Inc.	336
	Wireless Telecommunication Services — 1.0%
12	Leap Wireless International, Inc. (a)	309
41	Telephone & Data Systems, Inc.	1,161
		1,470
	Total Long-Term Investments (Cost $158,036)	136,400
Short-Term Investment — 2.1%
	Investment Company — 2.1%
3,076	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $3,076)	3,076
Investments of Cash Collateral for Securities on Loan — 3.2%
	Investment Company — 3.2%
4,525	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $4,525)	4,525
	Total Investments — 100.8% (Cost $165,637)	144,001
	Liabilities in Excess of Other Assets — (0.8)%	(1,166)
	NET ASSETS — 100.0%	$142,835

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 2.6%
771	Alliant Techsystems, Inc. (a) (c)	66,137
569	Precision Castparts Corp.	33,851
		99,988
	Auto Components — 0.5%
1,338	WABCO Holdings, Inc.	21,119
	Beverages — 0.5%
368	Brown-Forman Corp., Class B	18,954
	Building Products — 0.6%
1,394	Owens Corning, Inc. (a) (c)	24,115
	Capital Markets — 1.5%
237	Affiliated Managers Group, Inc. (a) (c)	9,950
290	Northern Trust Corp.	15,100
913	T. Rowe Price Group, Inc. (c)	32,342
		57,392
	Chemicals — 4.0%
325	Air Products & Chemicals, Inc.	16,322
2,731	Albemarle Corp.	60,912
1,020	PPG Industries, Inc.	43,257
758	Sigma-Aldrich Corp. (c)	32,014
		152,505
	Commercial Banks — 4.8%
1,082	Cullen/Frost Bankers, Inc.	54,821
1,071	M&T Bank Corp. (c)	61,469
3,985	Synovus Financial Corp. (c)	33,075
1,549	Wilmington Trust Corp. (c)	34,447
		183,812
	Commercial Services & Supplies — 1.8%
2,871	Republic Services, Inc.	71,178
	Computers & Peripherals — 0.5%
1,301	NCR Corp. (a)	18,400
	Construction Materials — 0.4%
219	Vulcan Materials Co. (c)	15,266
	Containers & Packaging — 1.9%
1,739	Ball Corp.	72,340
	Distributors — 1.9%
1,950	Genuine Parts Co.	73,831
	Diversified Consumer Services — 0.4%
616	H&R Block, Inc.	14,000
	Diversified Telecommunication Services — 1.1%
962	CenturyTel, Inc.	26,281
1,733	Windstream Corp.	15,947
		42,228
	Electric Utilities — 4.9%
2,961	American Electric Power Co., Inc.	98,533
704	FirstEnergy Corp.	34,200
2,717	Westar Energy, Inc.	55,722
		188,455
	Electronic Equipment, Instruments & Components — 3.4%
1,639	Amphenol Corp., Class A	39,296
2,724	Arrow Electronics, Inc. (a)	51,311
2,557	Tyco Electronics Ltd., (Bermuda) (c)	41,452
		132,059
	Energy Equipment & Services — 0.4%
2,066	Helix Energy Solutions Group, Inc. (a) (c)	14,959
	Food & Staples Retailing — 2.6%
3,771	Safeway, Inc.	89,636
673	SUPERVALU, Inc.	9,826
		99,462
	Food Products — 0.9%
831	JM Smucker Co. (The)	36,011
	Gas Utilities — 4.4%
2,367	Energen Corp.	69,436
1,246	Equitable Resources, Inc.	41,813
931	ONEOK, Inc.	27,107
990	Questar Corp.	32,350
		170,706
	Health Care Equipment & Supplies — 1.2%
701	Becton, Dickinson & Co.	47,914
	Health Care Providers & Services — 3.1%
817	Community Health Systems, Inc. (a)	11,907
1,965	Coventry Health Care, Inc. (a)	29,240
1,789	Lincare Holdings, Inc. (a)	48,180
1,505	VCA Antech, Inc. (a)	29,917
		119,244
	Hotels, Restaurants & Leisure — 2.4%
1,754	Burger King Holdings, Inc.	41,883
2,689	Marriott International, Inc., Class A	52,309
		94,192

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 2.1%
1,743	Fortune Brands, Inc.	71,959
886	Jarden Corp. (a) (c)	10,189
		82,148
	Household Products — 0.9%
638	Clorox Co.	35,442
	Industrial Conglomerates — 1.1%
2,051	Carlisle Cos., Inc.	42,450
	Insurance — 12.3%
2,650	Assurant, Inc.	79,511
2,779	Cincinnati Financial Corp.	80,782
776	Everest Re Group Ltd., (Bermuda)	59,100
8,921	Old Republic International Corp.	106,339
3,672	OneBeacon Insurance Group Ltd.	38,333
2,173	Principal Financial Group, Inc.	49,040
1,951	W.R. Berkley Corp.	60,493
		473,598
	IT Services — 1.0%
1,342	Total System Services, Inc.	18,781
1,298	Western Union Co. (The)	18,611
		37,392
	Machinery — 1.0%
1,203	Dover Corp.	39,599
	Media — 3.5%
1,971	Cablevision Systems Corp., Class A (c)	33,198
3,219	Clear Channel Outdoor Holdings, Inc., Class A (a)	19,797
438	Lamar Advertising Co., Class A (a) (c)	5,505
715	Omnicom Group, Inc.	19,259
506	Scripps Networks Interactive, Inc., Class A (m)	11,882
115	Washington Post Co. (The), Class B	44,746
		134,387
	Metals & Mining — 0.2%
779	Century Aluminum Co. (a) (c)	7,789
	Multi-Utilities — 5.0%
5,663	CMS Energy Corp.	57,256
1,830	PG&E Corp.	70,823
3,506	Xcel Energy, Inc.	65,031
		193,110
	Oil, Gas & Consumable Fuels — 5.2%
2,902	CVR Energy, Inc. (a)	11,610
733	Devon Energy Corp.	48,139
1,085	Kinder Morgan Management LLC (a)	43,361
2,214	Teekay Corp., (Bahamas) (c)	43,514
3,837	Williams Cos., Inc.	55,557
		202,181
	Pharmaceuticals — 0.2%
458	Warner Chilcott Ltd., (Bermuda), Class A (a)	6,647
	Real Estate Investment Trusts (REITs) — 5.8%
2,645	Kimco Realty Corp.	48,343
330	Plum Creek Timber Co., Inc.	11,464
399	Public Storage	31,693
367	Rayonier, Inc.	11,499
1,017	Regency Centers Corp. (c)	47,499
519	Ventas, Inc. (c)	17,406
927	Vornado Realty Trust	55,939
		223,843
	Real Estate Management & Development — 0.8%
4,176	Brookfield Properties Corp., (Canada)	32,279
	Software — 1.2%
2,459	Jack Henry & Associates, Inc.	47,723
	Specialty Retail — 5.3%
2,607	AutoNation, Inc. (a) (c)	25,755
318	AutoZone, Inc. (a)	44,371
376	Bed Bath & Beyond, Inc. (a)	9,553
678	Sherwin-Williams Co. (The)	40,504
1,921	Staples, Inc.	34,422
1,463	Tiffany & Co. (c)	34,566
784	TJX Cos., Inc.	16,127
		205,298
	Textiles, Apparel & Luxury Goods — 1.8%
444	Columbia Sportswear Co. (c)	15,690
968	V.F. Corp.	53,028
		68,718
	Thrifts & Mortgage Finance — 1.2%
2,578	People’s United Financial, Inc.	45,962
	Tobacco — 0.8%
516	Lorillard, Inc.	29,082
	Water Utilities — 0.5%
883	American Water Works Co., Inc. (c)	18,445
	Wireless Telecommunication Services — 1.7%
2,290	Telephone & Data Systems, Inc.	64,361
	Total Long-Term Investments (Cost $4,774,203)	3,758,584

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
80,754	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $80,754)	80,754

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.7%
	Corporate Notes — 1.3%
15,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.429%, 04/09/09 (e)	15,018
2,500	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	2,485
5,000	Metropolitan Life Global Funding I, VAR, 4.570%, 02/09/09 (e)	4,965
15,000	National Australia Bank Ltd., (Australia), VAR, 2.423%, 04/06/09	15,018
15,000	Svenska Handelsbanken AB, (Sweden), VAR, 4.418%, 02/06/09 (e)	15,010
		52,496

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 3.4%
130,641	JPMorgan Prime Money Market Fund, Capital Shares (b)	130,641
	Total Investments of Cash Collateral for Securities on Loan (Cost $183,139)	183,137
	Total Investments — 104.2% (Cost $5,038,096)	4,022,475
	Liabilities in Excess of Other Assets — (4.2)%	(162,803)
	NET ASSETS — 100.0%	$3,859,672

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.6% (j)
Long-Term Investments — 85.4%
	Common Stocks — 85.4%
	Aerospace & Defense — 2.0%
43	General Dynamics Corp.	2,449
71	Goodrich Corp.	2,645
36	L-3 Communications Holdings, Inc.	2,651
42	Northrop Grumman Corp.	1,891
20	Orbital Sciences Corp. (a)	387
49	Raytheon Co.	2,484
100	TransDigm Group, Inc. (a)	3,361
		15,868
	Airlines — 0.5%
16	Alaska Air Group, Inc. (a)	454
76	SkyWest, Inc.	1,409
252	Southwest Airlines Co.	2,174
		4,037
	Auto Components — 0.5%
90	Autoliv, Inc., (Sweden)	1,925
63	Goodyear Tire & Rubber Co. (The) (a)	378
91	WABCO Holdings, Inc.	1,435
		3,738
	Beverages — 1.1%
192	Coca-Cola Enterprises, Inc.	2,310
169	Constellation Brands, Inc., Class A (a)	2,669
124	Pepsi Bottling Group, Inc.	2,798
30	PepsiAmericas, Inc.	617
		8,394
	Biotechnology — 1.2%
119	Alkermes, Inc. (a)	1,264
39	Amgen, Inc. (a)	2,245
113	Amylin Pharmaceuticals, Inc.(a)	1,225
13	Biogen Idec, Inc. (a)	608
67	BioMarin Pharmaceutical, Inc. (a)	1,201
49	Martek Biosciences Corp. (a)	1,497
174	Medarex, Inc. (a)	969
		9,009
	Building Products — 0.5%
62	Lennox International, Inc.	1,990
160	Masco Corp.	1,777
26	Owens Corning, Inc. (a)	445
		4,212
	Capital Markets — 1.7%
260	Allied Capital Corp.	699
171	American Capital Ltd.	553
97	Ameriprise Financial, Inc.	2,274
164	Apollo Investment Corp.	1,523
40	Bank of New York Mellon Corp. (The)	1,125
74	Charles Schwab Corp. (The)	1,192
123	Knight Capital Group, Inc., Class A (a)	1,979
37	Morgan Stanley	600
30	Northern Trust Corp.	1,558
35	State Street Corp.	1,394
		12,897
	Chemicals — 2.1%
16	Air Products & Chemicals, Inc.	814
39	Airgas, Inc.	1,534
166	Celanese Corp., Class A	2,063
41	FMC Corp.	1,847
47	Minerals Technologies, Inc.	1,906
17	Mosaic Co. (The)	593
163	Olin Corp.	2,941
38	OM Group, Inc. (a)	793
3	Praxair, Inc.	207
132	Rockwood Holdings, Inc. (a)	1,429
124	Terra Industries, Inc.	2,069
		16,196
	Commercial Banks — 2.3%
58	Bank of Hawaii Corp.	2,637
4	BB&T Corp.	102
17	BOK Financial Corp.	689
26	Commerce Bancshares, Inc.	1,151
116	CVB Financial Corp.	1,383
98	First Bancorp	1,096
91	First Midwest Bancorp, Inc.	1,818
78	FirstMerit Corp.	1,608
319	Huntington Bancshares, Inc.	2,444
53	Regions Financial Corp.	426
50	SVB Financial Group (a)	1,315
47	Trustmark Corp.	1,021
24	Umpqua Holdings Corp.	346
13	United Bankshares, Inc.	418
34	Wells Fargo & Co.	1,013
		17,467

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Services & Supplies — 1.0%
28	Brink’s Co. (The)	760
33	Copart, Inc. (a)	885
146	Herman Miller, Inc.	1,898
128	R.R. Donnelley & Sons Co.	1,733
82	United Stationers, Inc. (a)	2,745
		8,021
	Communications Equipment — 2.5%
564	3Com Corp. (a)	1,286
191	ADC Telecommunications, Inc. (a)	1,047
254	Arris Group, Inc. (a)	2,019
116	Avocent Corp. (a)	2,070
119	Brocade Communications Systems, Inc. (a)	334
68	Ciena Corp. (a)	458
125	CommScope, Inc. (a)	1,939
34	F5 Networks, Inc. (a)	788
50	InterDigital, Inc. (a)	1,363
106	Juniper Networks, Inc. (a)	1,850
1,116	Nortel Networks Corp., (Canada) (a)	290
77	Plantronics, Inc.	1,015
35	Polycom, Inc. (a)	469
84	Riverbed Technology, Inc. (a)	956
779	Tellabs, Inc. (a)	3,209
		19,093
	Computers & Peripherals — 1.6%
70	Diebold, Inc.	1,978
96	Lexmark International, Inc., Class A (a)	2,573
163	NCR Corp. (a)	2,311
130	QLogic Corp. (a)	1,750
355	Seagate Technology, (Cayman Islands)	1,574
188	Western Digital Corp. (a)	2,148
		12,334
	Construction & Engineering — 1.3%
136	EMCOR Group, Inc. (a)	3,048
53	Fluor Corp.	2,374
83	Foster Wheeler Ltd. (a)	1,944
146	Shaw Group, Inc. (The) (a)	2,992
		10,358
	Consumer Finance — 0.3%
49	Capital One Financial Corp.	1,557
30	Cash America International, Inc.	829
		2,386
	Containers & Packaging — 1.0%
17	Bemis Co., Inc.	393
97	Owens-Illinois, Inc. (a)	2,653
64	Rock-Tenn Co., Class A	2,182
32	Sealed Air Corp.	479
27	Silgan Holdings, Inc.	1,301
40	Sonoco Products Co.	926
		7,934
	Diversified Consumer Services — 0.3%
86	Weight Watchers International, Inc.	2,516
	Diversified Financial Services — 0.3%
101	Interactive Brokers Group, Inc., Class A (a)	1,808
20	MSCI, Inc., Class A (a)	347
		2,155
	Diversified Telecommunication Services — 0.1%
37	CenturyTel, Inc.	1,022
	Electric Utilities — 1.3%
8	American Electric Power Co., Inc.	264
52	Edison International	1,685
40	El Paso Electric Co. (a)	731
19	Hawaiian Electric Industries, Inc.	430
44	ITC Holdings Corp.	1,906
140	Pepco Holdings, Inc.	2,495
131	Portland General Electric Co.	2,542
		10,053
	Electrical Equipment — 1.5%
75	Acuity Brands, Inc.	2,608
74	Energy Conversion Devices, Inc. (a)	1,878
119	EnerSys (a)	1,305
54	Hubbell, Inc., Class B	1,775
40	Regal-Beloit Corp.	1,529
105	Thomas & Betts Corp. (a)	2,533
		11,628
	Electronic Equipment, Instruments & Components — 1.4%
155	Avnet, Inc. (a)	2,814
60	Benchmark Electronics, Inc. (a)	762
407	Celestica, Inc., (Canada) (a)	1,875
637	Flextronics International Ltd., (Singapore) (a)	1,631
141	Ingram Micro, Inc., Class A (a)	1,885
62	Tyco Electronics Ltd., (Bermuda)	1,006
280	Vishay Intertechnology, Inc. (a)	958
		10,931

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Energy Equipment & Services — 2.7%
85	Cameron International Corp. (a)	1,735
221	Complete Production Services, Inc. (a)	1,801
29	Dresser-Rand Group, Inc. (a)	492
65	ENSCO International, Inc.	1,859
62	FMC Technologies, Inc. (a)	1,488
10	Gulfmark Offshore, Inc. (a)	247
26	Helmerich & Payne, Inc.	586
60	Noble Corp.	1,331
113	Oil States International, Inc. (a)	2,112
185	Patterson-UTI Energy, Inc.	2,132
74	Pride International, Inc. (a)	1,186
26	SEACOR Holdings, Inc. (a)	1,710
125	Superior Energy Services, Inc. (a)	1,988
79	Unit Corp. (a)	2,098
		20,765
	Food & Staples Retailing — 0.3%
8	BJ’s Wholesale Club, Inc. (a)	282
6	Casey’s General Stores, Inc.	146
128	SUPERVALU, Inc.	1,865
		2,293
	Food Products — 1.9%
88	Archer-Daniels-Midland Co.	2,538
21	Bunge Ltd.	1,067
268	Darling International, Inc. (a)	1,470
105	Dean Foods Co. (a)	1,886
379	Del Monte Foods Co.	2,709
14	General Mills, Inc.	844
43	H.J. Heinz Co.	1,625
28	JM Smucker Co. (The)	1,209
58	TreeHouse Foods, Inc. (a)	1,567
		14,915
	Gas Utilities — 0.8%
49	Atmos Energy Corp.	1,153
33	ONEOK, Inc.	971
68	Questar Corp.	2,239
69	UGI Corp.	1,689
		6,052
	Health Care Equipment & Supplies — 2.0%
138	American Medical Systems Holdings, Inc. (a)	1,243
9	Baxter International, Inc.	463
121	Boston Scientific Corp. (a)	934
63	Covidien Ltd.	2,297
37	Gen-Probe, Inc. (a)	1,592
113	Hill-Rom Holdings, Inc.	1,852
39	St. Jude Medical, Inc. (a)	1,274
110	STERIS Corp.	2,636
38	Teleflex, Inc.	1,918
39	Thoratec Corp. (a)	1,263
		15,472
	Health Care Providers & Services — 4.1%
40	Aetna, Inc.	1,133
38	Amedisys, Inc. (a)	1,560
83	AMERIGROUP Corp. (a)	2,449
49	AmerisourceBergen Corp.	1,756
105	Centene Corp. (a)	2,075
52	Cigna Corp.	876
160	Community Health Systems, Inc. (a)	2,326
19	Express Scripts, Inc. (a)	1,022
149	Healthsouth Corp. (a)	1,636
78	Healthspring, Inc. (a)	1,559
31	Humana, Inc. (a)	1,157
80	LifePoint Hospitals, Inc. (a)	1,816
112	Lincare Holdings, Inc. (a)	3,026
27	Magellan Health Services, Inc. (a)	1,059
126	Omnicare, Inc.	3,508
10	Owens & Minor, Inc.	389
126	WellCare Health Plans, Inc. (a)	1,623
59	WellPoint, Inc. (a)	2,470
		31,440
	Health Care Technology — 0.1%
25	IMS Health, Inc.	385
	Hotels, Restaurants & Leisure — 1.9%
104	Bally Technologies, Inc. (a)	2,487
37	Brinker International, Inc.	387
64	Carnival Corp.	1,550
94	Choice Hotels International, Inc.	2,836
11	International Speedway Corp., Class A	307
19	McDonald’s Corp.	1,152
40	Panera Bread Co., Class A (a)	2,108
45	Royal Caribbean Cruises Ltd.	614
89	Vail Resorts, Inc. (a)	2,357
92	Wyndham Worldwide Corp.	602
		14,400
	Household Durables — 2.1%
49	Black & Decker Corp.	2,045
57	Centex Corp.	609

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Household Durables — Continued
111	Harman International Industries, Inc.	1,859
217	Jarden Corp. (a)	2,499
163	Leggett & Platt, Inc.	2,471
6	NVR, Inc. (a)	2,962
43	Snap-On, Inc.	1,703
44	Whirlpool Corp.	1,803
		15,951
	Household Products — 0.1%
6	Procter & Gamble Co.	396
	Independent Power Producers & Energy Traders — 0.6%
222	AES Corp. (The) (a)	1,827
82	Calpine Corp. (a)	598
136	Mirant Corp. (a)	2,567
		4,992
	Industrial Conglomerates — 0.1%
48	Textron, Inc.	661
	Insurance — 5.2%
61	ACE Ltd., (Switzerland)	3,203
18	Aflac, Inc.	817
44	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,799
144	American Financial Group, Inc.	3,285
33	Arch Capital Group Ltd., (Bermuda) (a)	2,280
60	Assurant, Inc.	1,797
8	Chubb Corp.	400
94	CNA Financial Corp.	1,545
246	Genworth Financial, Inc., Class A	695
18	Hanover Insurance Group, Inc. (The)	766
31	Hartford Financial Services Group, Inc.	513
95	IPC Holdings Ltd., (Bermuda)	2,826
54	Lincoln National Corp.	1,008
59	Montpelier Re Holdings Ltd., (Bermuda)	998
40	PartnerRe Ltd., (Bermuda)	2,826
98	Platinum Underwriters Holdings Ltd., (Bermuda)	3,539
42	Principal Financial Group, Inc.	955
45	ProAssurance Corp. (a)	2,359
14	Prudential Financial, Inc.	415
20	Reinsurance Group of America, Inc.	845
54	StanCorp Financial Group, Inc.	2,254
5	Torchmark Corp.	244
16	Travelers Cos., Inc. (The)	728
104	Unum Group	1,928
29	W.R. Berkley Corp.	897
328	XL Capital Ltd., (Bermuda), Class A	1,214
		40,136
	Internet & Catalog Retail — 0.5%
11	Expedia, Inc. (a)	95
116	Netflix, Inc. (a)	3,472
		3,567
	Internet Software & Services — 1.5%
125	EarthLink, Inc. (a)	843
161	IAC/InterActiveCorp (a)	2,525
54	Sohu.com, Inc., (China) (a)	2,563
86	VeriSign, Inc. (a)	1,646
141	VistaPrint Ltd., (Bermuda) (a)	2,630
119	Websense, Inc. (a)	1,782
		11,989
	IT Services — 2.1%
102	Accenture Ltd., (Bermuda), Class A	3,331
43	Alliance Data Systems Corp. (a)	1,978
45	Automatic Data Processing, Inc.	1,783
84	Computer Sciences Corp. (a)	2,952
68	Convergys Corp. (a)	436
61	Fidelity National Information Services, Inc.	989
80	Fiserv, Inc. (a)	2,913
10	Global Payments, Inc.	322
20	Hewitt Associates, Inc., Class A (a)	564
3	Mantech International Corp., Class A (a)	184
3	MasterCard, Inc., Class A	477
		15,929
	Leisure Equipment & Products — 0.6%
85	Eastman Kodak Co.	562
49	Hasbro, Inc.	1,438
101	Polaris Industries, Inc.	2,888
		4,888
	Life Sciences Tools & Services — 0.5%
11	Charles River Laboratories International, Inc. (a)	291
85	Life Technologies Corp. (a)	1,981
58	Pharmaceutical Product Development, Inc.	1,686
6	Thermo Fisher Scientific, Inc. (a)	194
		4,152
	Machinery — 3.0%
98	AGCO Corp. (a)	2,302
111	Bucyrus International, Inc.	2,056

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — Continued
55	Cummins, Inc.	1,461
53	Dover Corp.	1,758
42	Flowserve Corp.	2,139
88	Gardner Denver, Inc. (a)	2,062
27	ITT Corp.	1,223
91	Joy Global, Inc.	2,087
89	Manitowoc Co., Inc. (The)	769
11	Parker Hannifin Corp.	462
83	Robbins & Myers, Inc.	1,350
50	SPX Corp.	2,048
48	Terex Corp. (a)	839
93	Timken Co.	1,832
58	Trinity Industries, Inc.	910
		23,298
	Marine — 0.2%
120	Genco Shipping & Trading Ltd.	1,783
	Media — 1.5%
257	CBS Corp., Class B	2,104
24	Comcast Corp., Class A	408
109	DISH Network Corp., Class A (a)	1,205
434	Interpublic Group of Cos., Inc. (The) (a)	1,719
144	Liberty Global, Inc., Class A (a)	2,287
79	McGraw-Hill Cos., Inc. (The)	1,829
269	News Corp., Class A	2,447
		11,999
	Metals & Mining — 1.5%
197	AK Steel Holding Corp.	1,839
6	Carpenter Technology Corp.	122
59	Cliffs Natural Resources, Inc.	1,501
37	Freeport-McMoRan Copper & Gold, Inc.	916
33	Nucor Corp.	1,545
84	Reliance Steel & Aluminum Co.	1,677
4	Schnitzer Steel Industries, Inc., Class A	146
44	Steel Dynamics, Inc.	487
57	United States Steel Corp.	2,139
141	Worthington Industries, Inc.	1,556
		11,928
	Multiline Retail — 0.4%
112	Big Lots, Inc. (a)	1,623
11	Dollar Tree, Inc. (a)	463
17	Family Dollar Stores, Inc.	434
91	Macy’s, Inc.	946
		3,466
	Multi-Utilities — 2.3%
42	Avista Corp.	805
33	Black Hills Corp.	881
226	CenterPoint Energy, Inc.	2,847
201	CMS Energy Corp.	2,033
74	DTE Energy Co.	2,631
45	Integrys Energy Group, Inc.	1,937
86	OGE Energy Corp.	2,213
71	Public Service Enterprise Group, Inc.	2,079
76	SCANA Corp.	2,705
		18,131
	Office Electronics — 0.1%
90	Xerox Corp.	715
	Oil, Gas & Consumable Fuels — 5.4%
33	Anadarko Petroleum Corp.	1,291
88	Arena Resources, Inc. (a)	2,477
59	Cimarex Energy Co.	1,568
51	Comstock Resources, Inc. (a)	2,428
82	Concho Resources, Inc. (a)	1,871
42	ConocoPhillips	2,152
214	El Paso Corp.	1,675
69	Encore Acquisition Co. (a)	1,753
73	Frontline Ltd., (Bermuda)	2,167
187	Mariner Energy, Inc. (a)	1,912
121	Massey Energy Co.	1,670
218	McMoRan Exploration Co. (a)	2,137
15	Murphy Oil Corp.	678
67	Overseas Shipholding Group, Inc.	2,832
28	Peabody Energy Corp.	646
111	Plains Exploration & Production Co. (a)	2,575
99	Southwestern Energy Co. (a)	2,856
4	St. Mary Land & Exploration Co.	85
4	Swift Energy Co. (a)	64
66	Tesoro Corp.	865
100	Valero Energy Corp.	2,172
157	W&T Offshore, Inc.	2,245
98	Walter Industries, Inc.	1,722
48	Whiting Petroleum Corp. (a)	1,612
50	Williams Cos., Inc.	727
		42,180
	Paper & Forest Products — 0.0% (g)
147	Domtar Corp., (Canada) (a)	245

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Personal Products — 0.7%
29	Alberto-Culver Co.	704
60	Avon Products, Inc.	1,452
113	Herbalife Ltd., (Cayman Islands)	2,457
41	NBTY, Inc. (a)	638
		5,251
	Pharmaceuticals — 3.3%
236	Biovail Corp., (Canada)	2,232
113	Bristol-Myers Squibb Co.	2,624
36	Eli Lilly & Co.	1,432
130	Endo Pharmaceuticals Holdings, Inc. (a)	3,375
94	Forest Laboratories, Inc. (a)	2,398
338	King Pharmaceuticals, Inc. (a)	3,593
108	Mylan, Inc. (a)	1,070
172	Pfizer, Inc.	3,055
72	Schering-Plough Corp.	1,218
27	Valeant Pharmaceuticals International (a)	628
154	ViroPharma, Inc. (a)	2,006
41	Watson Pharmaceuticals, Inc. (a)	1,092
17	Wyeth	622
		25,345
	Professional Services — 1.1%
18	Corporate Executive Board Co. (The)	395
12	Dun & Bradstreet Corp.	930
78	Manpower, Inc.	2,666
149	MPS Group, Inc. (a)	1,119
5	Robert Half International, Inc.	99
64	Watson Wyatt Worldwide, Inc., Class A	3,049
		8,258
	Real Estate Investment Trusts (REITs) — 0.6%
11	AvalonBay Communities, Inc.	681
92	Brandywine Realty Trust	707
51	CapitalSource, Inc.	237
36	Liberty Property Trust	814
50	Macerich Co. (The)	902
35	Mack-Cali Realty Corp.	852
12	Simon Property Group, Inc.	655
		4,848
	Road & Rail — 1.1%
21	Burlington Northern Santa Fe Corp.	1,563
44	CSX Corp.	1,437
14	J.B. Hunt Transport Services, Inc.	379
35	Norfolk Southern Corp.	1,666
8	Old Dominion Freight Line, Inc. (a)	231
40	Ryder System, Inc.	1,552
80	Werner Enterprises, Inc.	1,382
		8,210
	Semiconductors & Semiconductor Equipment — 2.3%
1,098	Advanced Micro Devices, Inc. (a)	2,372
495	Amkor Technology, Inc. (a)	1,078
68	Broadcom Corp., Class A (a)	1,152
79	Integrated Device Technology, Inc. (a)	445
761	LSI Corp. (a)	2,504
363	Marvell Technology Group Ltd., (Bermuda) (a)	2,419
449	ON Semiconductor Corp. (a)	1,526
50	Silicon Laboratories, Inc. (a)	1,248
504	Skyworks Solutions, Inc. (a)	2,790
255	STMicroelectronics N.V., (Switzerland)	1,696
23	Xilinx, Inc.	418
		17,648
	Software — 2.6%
46	CA, Inc.	846
157	Cadence Design Systems, Inc. (a)	575
125	Mentor Graphics Corp. (a)	648
129	Nuance Communications, Inc. (a)	1,339
225	Parametric Technology Corp. (a)	2,845
177	Quest Software, Inc. (a)	2,233
119	Sybase, Inc. (a)	2,958
215	Symantec Corp. (a)	2,906
163	Synopsys, Inc. (a)	3,019
126	Take-Two Interactive Software, Inc. (a)	953
377	TIBCO Software, Inc. (a)	1,956
		20,278
	Specialty Retail — 3.8%
16	Advance Auto Parts, Inc.	542
143	Aeropostale, Inc. (a)	2,302
180	AnnTaylor Stores Corp. (a)	1,040
86	AutoNation, Inc. (a)	852
110	Buckle, Inc. (The)	2,405
85	Children’s Place Retail Stores, Inc. (The) (a)	1,848
268	Foot Locker, Inc.	1,965
184	Gap, Inc. (The)	2,459
172	Guess?, Inc.	2,646
39	Gymboree Corp. (a)	1,022
168	Limited Brands, Inc.	1,683

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Specialty Retail — Continued
34	Penske Auto Group, Inc.	258
240	RadioShack Corp.	2,869
63	Ross Stores, Inc.	1,888
54	Sherwin-Williams Co. (The)	3,249
10	TJX Cos., Inc.	204
61	Tractor Supply Co. (a)	2,210
20	Urban Outfitters, Inc. (a)	296
		29,738
	Textiles, Apparel & Luxury Goods — 1.4%
26	Carter’s, Inc. (a)	495
29	Coach, Inc. (a)	601
24	Columbia Sportswear Co.	852
300	Jones Apparel Group, Inc.	1,761
498	Liz Claiborne, Inc.	1,295
75	Phillips-Van Heusen Corp.	1,503
42	Polo Ralph Lauren Corp.	1,908
102	Warnaco Group, Inc. (The) (a)	2,007
12	Wolverine World Wide, Inc.	258
		10,680
	Thrifts & Mortgage Finance — 0.3%
99	Astoria Financial Corp.	1,625
34	Provident Financial Services, Inc.	526
		2,151
	Tobacco — 0.5%
161	Altria Group, Inc.	2,419
35	Reynolds American, Inc.	1,414
		3,833
	Trading Companies & Distributors — 0.9%
77	GATX Corp.	2,386
193	United Rentals, Inc. (a)	1,762
132	WESCO International, Inc. (a)	2,530
		6,678
	Water Utilities — 0.1%
47	American Water Works Co., Inc.	971
	Wireless Telecommunication Services — 0.7%
183	MetroPCS Communications, Inc. (a)	2,724
11	NII Holdings, Inc. (a)	197
161	Sprint Nextel Corp. (a)	294
165	Syniverse Holdings, Inc. (a)	1,972
		5,187
	Total Long-Term Investments (Cost $822,695)	661,453
Short-Term Investment — 15.2%
	Investment Company — 15.2%
117,976	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $117,976)	117,976
	Total Investments — 100.6% (Cost $940,671)	779,429
	Liabilities in Excess of Other Assets — (0.6)%	(4,846)
	NET ASSETS — 100.0%	$774,583
Short Positions — 84.3%
	Common Stocks — 84.3%
	Aerospace & Defense — 1.8%
231	BE Aerospace, Inc. (a)	1,773
56	Boeing Co.	2,401
63	Curtiss-Wright Corp.	2,103
209	Hexcel Corp. (a)	1,545
49	Moog, Inc., Class A (a)	1,795
31	Precision Castparts Corp.	1,865
24	Rockwell Collins, Inc.	954
156	Spirit Aerosystems Holdings, Inc., Class A (a)	1,587
		14,023
	Air Freight & Logistics — 1.2%
34	C.H. Robinson Worldwide, Inc.	1,880
85	Expeditors International of Washington, Inc.	2,829
26	FedEx Corp.	1,685
46	United Parcel Service, Inc., Class B	2,534
		8,928
	Airlines — 0.6%
129	Continental Airlines, Inc., Class B (a)	2,321
51	Delta Air Lines, Inc. (a)	589
285	JetBlue Airways Corp. (a)	2,025
		4,935
	Automobiles — 0.4%
118	Harley-Davidson, Inc.	2,003
77	Thor Industries, Inc.	1,017
		3,020
	Beverages — 1.4%
62	Central European Distribution Corp. (a)	1,230
31	Coca-Cola Co. (The)	1,385
94	Dr Pepper Snapple Group, Inc. (a)	1,533
42	Hansen Natural Corp. (a)	1,423
72	Molson Coors Brewing Co., Class B	3,530
32	PepsiCo, Inc.	1,741
		10,842

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Biotechnology — 1.4%
8	Celgene Corp. (a)	453
100	Cepheid, Inc. (a)	1,034
85	Cubist Pharmaceuticals, Inc. (a)	2,049
30	Genzyme Corp. (a)	2,010
21	Myriad Genetics, Inc. (a)	1,386
23	Onyx Pharmaceuticals, Inc. (a)	781
24	OSI Pharmaceuticals, Inc. (a)	920
35	United Therapeutics Corp. (a)	2,217
		10,850
	Building Products — 0.3%
56	Simpson Manufacturing Co., Inc.	1,566
93	USG Corp. (a)	751
		2,317
	Capital Markets — 2.8%
45	Affiliated Managers Group, Inc. (a)	1,888
814	E*Trade Financial Corp. (a)	937
68	Eaton Vance Corp.	1,437
33	Federated Investors, Inc., Class B	554
29	Franklin Resources, Inc.	1,836
344	Janus Capital Group, Inc.	2,763
212	Jefferies Group, Inc.	2,985
61	KBW, Inc. (a)	1,411
136	Legg Mason, Inc.	2,971
28	Raymond James Financial, Inc.	484
170	SEI Investments Co.	2,675
135	Waddell & Reed Financial, Inc., Class A	2,094
		22,035
	Chemicals — 1.6%
89	Albemarle Corp.	1,990
117	Cabot Corp.	1,791
13	CF Industries Holdings, Inc.	630
72	E.l. du Pont de Nemours & Co.	1,825
75	Ecolab, Inc.	2,622
21	H.B. Fuller Co.	339
3	Monsanto Co.	204
84	Sensient Technologies Corp.	2,002
41	Westlake Chemical Corp.	667
		12,070
	Commercial Banks — 2.7%
15	City National Corp.	714
253	Fifth Third Bancorp	2,088
289	First Horizon National Corp.	3,050
33	Hancock Holding Co.	1,517
316	KeyCorp	2,692
182	Marshall & Ilsley Corp.	2,480
406	Popular, Inc.	2,097
4	Prosperity Bancshares, Inc.	107
53	Signature Bank (a)	1,511
206	Synovus Financial Corp.	1,713
70	Valley National Bancorp	1,409
22	Wilmington Trust Corp.	488
56	Zions Bancorp	1,363
		21,229
	Commercial Services & Supplies — 3.2%
39	Avery Dennison Corp.	1,262
6	Cintas Corp.	143
44	Clean Harbors, Inc. (a)	2,773
149	Corrections Corp. of America (a)	2,433
154	Covanta Holding Corp. (a)	3,388
154	GEO Group, Inc. (The) (a)	2,779
128	Iron Mountain, Inc. (a)	3,160
74	Mine Safety Appliances Co.	1,770
36	Republic Services, Inc.	896
52	Stericycle, Inc. (a)	2,724
59	Tetra Tech, Inc. (a)	1,434
72	Waste Connections, Inc. (a)	2,263
		25,025
	Communications Equipment — 1.1%
265	Corning, Inc.	2,525
95	Infinera Corp. (a)	855
54	QUALCOMM, Inc.	1,930
45	Research In Motion Ltd., (Canada) (a)	1,814
998	Sonus Networks, Inc. (a)	1,576
		8,700
	Computers & Peripherals — 1.0%
2	Apple, Inc. (a)	195
153	Dell, Inc. (a)	1,564
261	EMC Corp. (a)	2,728
328	SanDisk Corp. (a)	3,150
		7,637
	Construction Materials — 1.0%
121	Eagle Materials, Inc.	2,226
30	Martin Marietta Materials, Inc.	2,955
75	Texas Industries, Inc.	2,594
		7,775

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Consumer Finance — 0.2%
208	SLM Corp. (a)	1,855
	Containers & Packaging — 1.0%
13	AptarGroup, Inc.	467
41	Ball Corp.	1,697
31	Crown Holdings, Inc. (a)	590
29	Greif, Inc., Class A	982
52	Packaging Corp. of America	703
93	Pactiv Corp. (a)	2,316
235	Temple-Inland, Inc.	1,128
		7,883
	Distributors — 0.5%
34	Genuine Parts Co.	1,284
230	LKQ Corp. (a)	2,685
		3,969
	Diversified Consumer Services — 1.3%
81	Career Education Corp. (a)	1,458
64	Corinthian Colleges, Inc. (a)	1,050
44	DeVry, Inc.	2,511
20	Matthews International Corp., Class A	739
299	Service Corp. International	1,486
295	Sotheby’s	2,620
		9,864
	Diversified Financial Services — 1.4%
264	CIT Group, Inc.	1,197
6	CME Group, Inc.	1,245
31	IntercontinentalExchange, Inc. (a)	2,594
103	Moody’s Corp.	2,076
80	NASDAQ OMX Group, Inc. (The) (a)	1,989
73	NYSE Euronext	2,007
		11,108
	Diversified Telecommunication Services — 0.9%
99	AT&T, Inc.	2,823
229	tw telecom, inc. (a)	1,937
256	Windstream Corp.	2,357
		7,117
	Electric Utilities — 3.1%
69	Allegheny Energy, Inc.	2,343
124	Cleco Corp.	2,826
31	DPL, Inc.	705
12	Duke Energy Corp.	184
52	Exelon Corp.	2,904
35	FPL Group, Inc.	1,739
121	Great Plains Energy, Inc.	2,330
13	Idacorp, Inc.	373
116	Northeast Utilities	2,794
30	PPL Corp.	923
83	Southern Co.	3,072
58	UniSource Energy Corp.	1,712
111	Westar Energy, Inc.	2,277
		24,182
	Electrical Equipment — 1.1%
99	Baldor Electric Co.	1,767
78	Belden, Inc.	1,632
16	Rockwell Automation, Inc.	504
65	Roper Industries, Inc.	2,826
80	Woodward Governor Co.	1,839
		8,568
	Electronic Equipment, Instruments & Components — 1.5%
15	Anixter International, Inc. (a)	452
74	Dolby Laboratories, Inc., Class A (a)	2,420
100	Flir Systems, Inc. (a)	3,071
7	Mettler-Toledo International, Inc. (a)	497
148	Molex, Inc.	2,141
59	National Instruments Corp.	1,443
27	Rofin-Sinar Technologies, Inc. (a)	560
46	Tech Data Corp. (a)	814
		11,398
	Energy Equipment & Services — 2.3%
41	Bristow Group, Inc. (a)	1,110
242	Cal Dive International, Inc. (a)	1,574
51	CARBO Ceramics, Inc.	1,814
6	Diamond Offshore Drilling, Inc.	347
102	Dril-Quip, Inc. (a)	2,085
104	Exterran Holdings, Inc. (a)	2,215
319	Hercules Offshore, Inc. (a)	1,514
84	Hornbeck Offshore Services, Inc. (a)	1,366
142	ION Geophysical Corp. (a)	488
19	Oceaneering International, Inc. (a)	555
42	Schlumberger Ltd.	1,795
28	Transocean Ltd. (a)	1,335
118	Weatherford International Ltd. (a)	1,279
		17,477

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food & Staples Retailing — 0.9%
6	Costco Wholesale Corp.	329
29	CVS/Caremark Corp.	834
91	Ruddick Corp.	2,504
74	United Natural Foods, Inc. (a)	1,326
94	Walgreen Co.	2,313
		7,306
	Food Products — 2.2%
57	Campbell Soup Co.	1,709
159	ConAgra Foods, Inc.	2,622
83	Flowers Foods, Inc.	2,031
66	Hormel Foods Corp.	2,038
48	Kraft Foods, Inc., Class A	1,289
73	McCormick & Co., Inc. (Non-Voting)	2,336
2	Ralcorp Holdings, Inc. (a)	113
199	Smithfield Foods, Inc. (a)	2,794
224	Tyson Foods, Inc., Class A	1,962
		16,894
	Gas Utilities — 1.9%
19	AGL Resources, Inc.	608
86	Equitable Resources, Inc.	2,893
65	Nicor, Inc.	2,246
65	Northwest Natural Gas Co.	2,867
58	South Jersey Industries, Inc.	2,318
46	Southwest Gas Corp.	1,164
77	WGL Holdings, Inc.	2,503
		14,599
	Health Care Equipment & Supplies — 3.3%
26	Alcon, Inc., (Switzerland)	2,285
27	Cooper Cos., Inc. (The)	437
50	Haemonetics Corp. (a)	2,829
121	Hologic, Inc. (a)	1,585
23	Hospira, Inc. (a)	622
44	IDEXX Laboratories, Inc. (a)	1,571
106	Immucor, Inc. (a)	2,825
51	Inverness Medical Innovations, Inc. (a)	973
23	Kinetic Concepts, Inc. (a)	433
86	Meridian Bioscience, Inc.	2,181
65	NuVasive, Inc. (a)	2,255
54	Stryker Corp.	2,160
54	West Pharmaceutical Services, Inc.	2,054
79	Wright Medical Group, Inc. (a)	1,610
36	Zimmer Holdings, Inc. (a)	1,466
		25,286
	Health Care Providers & Services — 2.9%
13	athenahealth, Inc. (a)	506
128	Brookdale Senior Living, Inc.	713
47	Cardinal Health, Inc.	1,635
116	Coventry Health Care, Inc. (a)	1,724
51	DaVita, Inc. (a)	2,540
193	Health Net, Inc. (a)	2,102
31	Medco Health Solutions, Inc. (a)	1,298
41	Mednax, Inc. (a)	1,293
61	Patterson Cos., Inc. (a)	1,147
126	PSS World Medical, Inc. (a)	2,371
48	Psychiatric Solutions, Inc. (a)	1,334
181	Tenet Healthcare Corp. (a)	208
136	UnitedHealth Group, Inc.	3,614
87	VCA Antech, Inc. (a)	1,722
		22,207
	Health Care Technology — 0.7%
89	Cerner Corp. (a)	3,422
139	Eclipsys Corp. (a)	1,971
		5,393
	Hotels, Restaurants & Leisure — 2.2%
89	Burger King Holdings, Inc.	2,133
127	Gaylord Entertainment Co. (a)	1,381
30	Life Time Fitness, Inc. (a)	393
142	MGM Mirage (a)	1,953
108	Penn National Gaming, Inc. (a)	2,311
134	Scientific Games Corp., Class A (a)	2,350
216	Sonic Corp. (a)	2,633
276	Starbucks Corp. (a)	2,610
47	Tim Hortons, Inc., (Canada)	1,349
		17,113
	Household Durables — 0.7%
127	D.R. Horton, Inc.	895
187	KB Home	2,551
57	MDC Holdings, Inc.	1,716
		5,162
	Household Products — 0.1%
10	Clorox Co.	580
	Independent Power Producers & Energy Traders — 0.6%
654	Dynegy, Inc., Class A (a)	1,309
69	Ormat Technologies, Inc.	2,214
214	Reliant Energy, Inc. (a)	1,234
		4,757

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrial Conglomerates — 0.6%
29	3M Co.	1,690
94	General Electric Co.	1,524
51	Tyco International Ltd., (Bermuda)	1,100
		4,314
	Insurance — 2.7%
138	Assured Guaranty Ltd., (Bermuda)	1,575
20	Cincinnati Financial Corp.	585
73	Delphi Financial Group, Inc., Class A	1,355
196	Fidelity National Financial, Inc., Class A	3,472
26	First American Corp.	764
109	Loews Corp.	3,072
8	Markel Corp. (a)	2,469
9	MetLife, Inc.	323
360	Old Republic International Corp.	4,288
297	Phoenix Cos., Inc. (The)	971
60	Zenith National Insurance Corp.	1,903
		20,777
	Internet & Catalog Retail — 0.2%
509	Liberty Media Corp. - Interactive, Class A (a)	1,589
	Internet Software & Services — 1.4%
149	Akamai Technologies, Inc. (a)	2,255
243	Ariba, Inc. (a)	1,755
115	eBay, Inc. (a)	1,608
8	Google, Inc., Class A (a)	2,450
234	Omniture, Inc. (a)	2,491
52	Yahoo!, Inc. (a)	637
		11,196
	IT Services — 1.6%
35	Broadridge Financial Solutions, Inc.	436
145	Cognizant Technology Solutions Corp., Class A (a)	2,618
145	Cybersource Corp. (a)	1,743
32	DST Systems, Inc. (a)	1,230
128	SAIC, Inc. (a)	2,488
101	SRA International, Inc., Class A (a)	1,737
72	Total System Services, Inc.	1,012
269	VeriFone Holdings, Inc. (a)	1,316
		12,580
	Leisure Equipment & Products — 0.3%
88	Mattel, Inc.	1,408
66	Pool Corp.	1,187
		2,595
	Life Sciences Tools & Services — 1.1%
35	Covance, Inc. (a)	1,626
39	Dionex Corp. (a)	1,741
82	Illumina, Inc. (a)	2,141
132	Parexel International Corp. (a)	1,283
12	PerkinElmer, Inc.	166
52	Sequenom, Inc. (a)	1,041
10	Waters Corp. (a)	354
		8,352
	Machinery — 3.1%
21	Actuant Corp., Class A	392
10	Caterpillar, Inc.	462
76	Clarcor, Inc.	2,512
34	Danaher Corp.	1,917
35	Deere & Co.	1,333
76	Donaldson Co., Inc.	2,555
13	Eaton Corp.	664
17	ESCO Technologies, Inc. (a)	690
107	Graco, Inc.	2,536
18	IDEX Corp.	444
19	Illinois Tool Works, Inc.	672
153	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	2,650
80	Kaydon Corp.	2,757
42	Nordson Corp.	1,359
75	PACCAR, Inc.	2,142
34	Pall Corp.	958
		24,043
	Media — 1.3%
30	Cablevision Systems Corp., Class A	512
26	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	568
78	DreamWorks Animation SKG, Inc., Class A (a)	1,975
79	Lamar Advertising Co., Class A (a)	991
239	Live Nation, Inc. (a)	1,374
43	Morningstar, Inc. (a)	1,543
62	Time Warner, Inc.	624
89	Viacom, Inc., Class B (a)	1,701
22	Walt Disney Co. (The)	498
		9,786
	Metals & Mining — 1.1%
182	Alcoa, Inc.	2,054
1,419	Coeur d’Alene Mines Corp. (a)	1,249
176	Commercial Metals Co.	2,086
28	Kaiser Aluminum Corp.	639

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Metals & Mining — Continued
321	Titanium Metals Corp.	2,827
		8,855
	Multiline Retail — 1.0%
76	Kohl’s Corp. (a)	2,764
98	Nordstrom, Inc.	1,310
349	Saks, Inc. (a)	1,529
56	Target Corp.	1,938
		7,541
	Multi-Utilities — 0.7%
25	NSTAR	917
26	TECO Energy, Inc.	317
80	Vectren Corp.	2,013
43	Wisconsin Energy Corp.	1,818
		5,065
	Office Electronics — 0.3%
109	Zebra Technologies Corp., Class A (a)	2,217
	Oil, Gas & Consumable Fuels — 3.5%
167	BPZ Resources, Inc. (a)	1,072
71	Cabot Oil & Gas Corp.	1,857
96	CNX Gas Corp. (a)	2,633
69	Continental Resources, Inc. (a)	1,423
166	Delta Petroleum Corp. (a)	790
59	EXCO Resources, Inc. (a)	535
26	Foundation Coal Holdings, Inc.	361
172	Frontier Oil Corp.	2,176
49	GMX Resources, Inc. (a)	1,245
42	Hess Corp.	2,240
46	Holly Corp.	844
10	Newfield Exploration Co. (a)	202
41	Nordic American Tanker Shipping, (Bermuda)	1,379
119	Patriot Coal Corp. (a)	743
154	PetroHawk Energy Corp. (a)	2,413
21	Pioneer Natural Resources Co.	343
207	Quicksilver Resources, Inc. (a)	1,151
43	Range Resources Corp.	1,474
114	SandRidge Energy, Inc. (a)	702
76	Stone Energy Corp. (a)	835
73	XTO Energy, Inc.	2,577
		26,995
	Paper & Forest Products — 0.2%
13	Clearwater Paper Corp. (a)	111
46	Weyerhaeuser Co.	1,405
		1,516
	Pharmaceuticals — 1.3%
71	Allergan, Inc.	2,854
118	Auxilium Pharmaceuticals, Inc. (a)	3,365
45	Medicines Co. (The) (a)	659
37	Medicis Pharmaceutical Corp., Class A	517
103	Sepracor, Inc. (a)	1,136
63	XenoPort, Inc. (a)	1,581
		10,112
	Professional Services — 0.2%
30	Huron Consulting Group, Inc. (a)	1,728
	Real Estate Investment Trusts (REITs) — 0.9%
40	AMB Property Corp.	942
22	Apartment Investment & Management Co., Class A	251
4	Boston Properties, Inc.	218
52	Duke Realty Corp.	566
56	Equity One, Inc.	991
26	Home Properties, Inc.	1,073
39	Kimco Realty Corp.	718
47	Potlatch Corp.	1,210
44	UDR, Inc.	607
4	Vornado Realty Trust	212
		6,788
	Road & Rail — 0.7%
172	Heartland Express, Inc.	2,717
19	Kansas City Southern (a)	371
71	Knight Transportation, Inc.	1,140
28	Landstar System, Inc.	1,066
		5,294
	Semiconductors & Semiconductor Equipment — 3.0%
217	Applied Materials, Inc.	2,200
132	Atheros Communications, Inc. (a)	1,894
75	Cymer, Inc. (a)	1,641
85	FormFactor, Inc. (a)	1,234
61	Hittite Microwave Corp. (a)	1,791
96	International Rectifier Corp. (a)	1,296
89	KLA-Tencor Corp.	1,931
68	Lam Research Corp. (a)	1,445
23	MEMC Electronic Materials, Inc. (a)	325
785	Micron Technology, Inc. (a)	2,073
102	Microsemi Corp. (a)	1,290
260	NVIDIA Corp. (a)	2,095
41	Tessera Technologies, Inc. (a)	482
73	Texas Instruments, Inc.	1,140

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
141	Varian Semiconductor Equipment Associates, Inc. (a)	2,551
		23,388
	Software — 2.9%
144	Activision Blizzard, Inc. (a)	1,242
126	Amdocs Ltd., (United Kingdom) (a)	2,298
61	ANSYS, Inc. (a)	1,703
80	Blackboard, Inc. (a)	2,100
122	Citrix Systems, Inc. (a)	2,884
60	Concur Technologies, Inc. (a)	1,981
109	Electronic Arts, Inc. (a)	1,752
127	Fair Isaac Corp.	2,136
147	Jack Henry & Associates, Inc.	2,851
394	Lawson Software, Inc. (a)	1,869
82	Macrovision Solutions Corp. (a)	1,041
71	Red Hat, Inc. (a)	935
		22,792
	Specialty Retail — 4.1%
20	Aaron Rents, Inc.	538
44	Abercrombie & Fitch Co., Class A	1,014
126	Bed Bath & Beyond, Inc. (a)	3,201
93	Best Buy Co., Inc.	2,606
228	CarMax, Inc. (a)	1,794
954	Chico’s FAS, Inc. (a)	3,986
167	Dick’s Sporting Goods, Inc. (a)	2,352
133	J Crew Group, Inc. (a)	1,626
179	Men’s Wearhouse, Inc. (The)	2,428
758	Office Depot, Inc. (a)	2,258
85	O’Reilly Automotive, Inc. (a)	2,626
91	Sally Beauty Holdings, Inc. (a)	520
158	Staples, Inc.	2,827
72	Tiffany & Co.	1,707
260	Williams-Sonoma, Inc.	2,040
		31,523
	Textiles, Apparel & Luxury Goods — 0.1%
3	Deckers Outdoor Corp. (a)	220
40	Under Armour, Inc., Class A (a)	955
		1,175
	Thrifts & Mortgage Finance — 0.6%
82	NewAlliance Bancshares, Inc.	1,075
129	People’s United Financial, Inc.	2,296
99	Washington Federal, Inc.	1,477
		4,848
	Tobacco — 0.4%
47	Lorillard, Inc.	2,639
7	Universal Corp.	201
		2,840
	Trading Companies & Distributors — 0.5%
82	Applied Industrial Technologies, Inc.	1,549
65	Fastenal Co.	2,258
		3,807
	Water Utilities — 0.4%
146	Aqua America, Inc.	3,005
	Wireless Telecommunication Services — 0.8%
100	American Tower Corp., Class A (a)	2,930
79	Crown Castle International Corp. (a)	1,396
23	Leap Wireless International, Inc. (a)	619
50	Telephone & Data Systems, Inc.	1,596
		6,541
	Total Common Stocks (Proceeds $957,766)	653,366
	Rights — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a) (Proceeds $—)	—	(h)
	Total Short Positions (Proceeds $957,766)	$653,366

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 94.7%
	Beverages — 1.5%
75	Diageo plc, (United Kingdom), ADR	4,256
	Capital Markets — 4.1%
140	Charles Schwab Corp. (The)	2,264
410	W.P. Carey & Co. LLC	9,606
		11,870
	Chemicals — 2.5%
226	Albemarle Corp.	5,033
57	NewMarket Corp.	1,990
		7,023
	Commercial Banks — 5.5%
50	M&T Bank Corp.	2,870
274	Synovus Financial Corp.	2,272
143	United Community Banks, Inc.	1,939
250	Wachovia Corp.	1,385
180	Wells Fargo & Co.	5,306
95	Wilmington Trust Corp.	2,113
		15,885
	Communications Equipment — 0.6%
46	QUALCOMM, Inc.	1,659
	Construction Materials — 0.5%
147	Cemex S.A.B. de C.V., (Mexico), ADR (a)	1,346
	Consumer Finance — 0.3%
50	American Express Co.	928
	Distributors — 1.4%
102	Genuine Parts Co.	3,873
	Diversified Financial Services — 0.3%
50	Onex Corp., (Canada)	737
	Diversified Telecommunication Services — 1.0%
235	Alaska Communications Systems Group, Inc.	2,204
87	Windstream Corp.	800
		3,004
	Electric Utilities — 0.5%
121	Brookfield Infrastructure Partners LP	1,353
	Electrical Equipment — 0.6%
100	Baldor Electric Co.	1,785
	Energy Equipment & Services — 3.8%
135	Exterran Holdings, Inc. (a)	2,876
240	RPC, Inc.	2,342
85	SEACOR Holdings, Inc. (a)	5,665
		10,883
	Food & Staples Retailing — 0.7%
130	Great Atlantic & Pacific Tea Co. (a)	815
85	SUPERVALU, Inc.	1,241
		2,056
	Food Products — 0.4%
85	B&G Foods, Inc., Class A	459
50	Smithfield Foods, Inc. (a)	703
		1,162
	Gas Utilities — 1.9%
59	Energen Corp.	1,719
130	ONEOK, Inc.	3,785
		5,504
	Health Care Providers & Services — 3.8%
140	Coventry Health Care, Inc. (a)	2,083
175	National Healthcare Corp.	8,881
		10,964
	Hotels, Restaurants & Leisure — 0.9%
215	Monarch Casino & Resort, Inc. (a)	2,505
	Household Durables — 2.2%
150	Fortune Brands, Inc.	6,204
	Independent Power Producers & Energy Traders — 0.8%
110	TransAlta Corp., (Canada)	2,203
	Industrial Conglomerates — 1.7%
241	Carlisle Cos., Inc.	4,982
	Insurance — 16.5%
217	Assurant, Inc.	6,501
— (h)	Berkshire Hathaway, Inc., Class A (a)	4,830
104	Cincinnati Financial Corp.	3,015
62	Everest Re Group Ltd., (Bermuda)	4,713
161	Loews Corp.	4,559
641	Old Republic International Corp.	7,642
290	OneBeacon Insurance Group Ltd.	3,028
11	PartnerRe Ltd., (Bermuda)	812
87	ProAssurance Corp. (a)	4,608
128	Unitrin, Inc.	2,040
180	W.R. Berkley Corp.	5,568
		47,316
	Internet & Catalog Retail — 1.8%
59	Amazon.com, Inc. (a)	3,043
254	Expedia, Inc. (a)	2,089
		5,132
	IT Services — 1.0%
206	Total System Services, Inc.	2,884

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 1.0%
82	Kennametal, Inc.	1,813
126	Oshkosh Corp.	1,116
		2,929
	Media — 4.3%
892	AH Belo Corp., Class A	1,944
802	Belo Corp., Class A	1,250
63	Cablevision Systems Corp., Class A	1,064
377	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,316
566	E.W. Scripps Co., Class A	1,250
326	Entercom Communications Corp., Class A	401
300	LIN TV Corp., Class A (a)	327
10	Washington Post Co. (The), Class B	3,903
		12,455
	Multiline Retail — 0.6%
41	Sears Holdings Corp. (a)	1,586
	Oil, Gas & Consumable Fuels — 14.1%
340	CVR Energy, Inc. (a)	1,360
140	Devon Energy Corp.	9,203
235	El Paso Corp.	1,841
190	Energy Transfer Equity LP	3,080
276	Enterprise GP Holdings LP	4,811
59	Kinder Morgan Management LLC (a)	2,378
280	NuStar GP Holdings LLC	4,950
400	Teekay Corp., (Bahamas)	7,860
344	Williams Cos., Inc.	4,978
		40,461
	Pharmaceuticals — 0.8%
80	Merck & Co., Inc.	2,432
	Real Estate Investment Trusts (REITs) — 8.3%
445	Agree Realty Corp.	8,070
134	Cousins Properties, Inc.	1,859
196	Getty Realty Corp.	4,136
292	National Health Investors, Inc.	8,021
35	Regency Centers Corp.	1,634
		23,720
	Real Estate Management & Development — 1.9%
160	Brookfield Asset Management, Inc., (Canada), Class A	2,443
250	Brookfield Properties Corp., (Canada)	1,933
115	Forestar Group, Inc. (a)	1,095
		5,471
	Software — 1.2%
170	Microsoft Corp.	3,311
	Specialty Retail — 2.9%
306	AutoNation, Inc. (a)	3,027
65	Bed Bath & Beyond, Inc. (a)	1,652
127	Home Depot, Inc.	2,928
40	TJX Cos., Inc.	823
		8,430
	Tobacco — 0.4%
85	Altria Group, Inc.	1,280
	Trading Companies & Distributors — 0.8%
72	GATX Corp.	2,217
	Wireless Telecommunication Services — 4.1%
300	Telephone & Data Systems, Inc.	8,430
76	U.S. Cellular Corp. (a)	3,282
		11,712
	Total Common Stocks (Cost $385,808)	271,518
	Investment Company — 1.5%
423	Cohen & Steers Select Utility Fund, Inc. (Cost $8,112)	4,354
	Total Long-Term Investments (Cost $393,920)	275,872
Short-Term Investment — 3.6%
	Investment Company — 3.6%
10,394	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $10,394)	10,394
	Total Investments — 99.8% (Cost $404,314)	286,266
	Other Assets in Excess of Liabilities — 0.2%	577
	NET ASSETS — 100.0%	$286,843

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depository Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.01%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)—	All or a portion of these securities are segregated for short sales

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Capital Growth Fund		Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund		Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$571,394		$543,265	$194,120		$322,587
Investments in affiliates, at value	40,229		8,165	16,216		35,274
Total investment securities, at value	611,623		551,430	210,336		357,861
Cash	—	(b)	1	24		—
Receivables:
Investment securities sold	152		140	899		7,336
Fund shares sold	2,625		700	361		1,907
Interest and dividends	269		240	347		231
Prepaid expenses and other assets	—		—	—		69
Total Assets	614,669		552,511	211,967		367,404

LIABILITIES:
Payables:
Due to custodian	—		—	—		396
Investment securities purchased	1,109		1,021	92		—
Collateral for securities lending program	37,598		31,553	31,645		35,274
Fund shares redeemed	758		5,616	1,350		4,616
Accrued liabilities:
Investment advisory fees	183		243	67		178
Administration fees	62		9	4		30
Shareholder servicing fees	103		47	24		56
Distribution fees	67		71	33		17
Custodian and accounting fees	7		15	12		17
Trustees’ and Chief Compliance Officer’s fees	28		2	—	(b)	4
Other	200		139	89		64
Total Liabilities	40,115		38,716	33,316		40,652
Net Assets	$574,554		$513,795	$178,651		$326,752

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$825,967	$749,151	$242,380	$767,968
Accumulated undistributed (distributions in excess of) net investment income	(1,284)	(1,716)	850	(718)
Accumulated net realized gains (losses)	(106,020)	(98,171)	(15,641)	(360,655)
Net unrealized appreciation (depreciation)	(144,109)	(135,469)	(48,938)	(79,843)
Total Net Assets	$574,554	$513,795	$178,651	$326,752

Net Assets:
Class A	$268,191	$223,543	$82,919	$53,698
Class B	7,870	27,927	17,902	2,817
Class C	12,376	12,794	8,208	8,149
Class R2	47	—	—	—
Select Class	286,070	247,132	66,973	262,088
Ultra	—	2,399	2,649	—
Total	$574,554	$513,795	$178,651	$326,752

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,368	18,592	14,457	10,184
Class B	377	2,921	3,446	569
Class C	605	1,171	1,581	1,643
Class R2	2	—	—	—
Select Class	11,252	19,329	11,754	49,372
Ultra	—	186	464	—

Net Asset Value:
Class A — Redemption price per share	$23.59	$12.02	$5.74	$5.27
Class B — Offering price per share (a)	20.87	9.56	5.20	4.96
Class C — Offering price per share (a)	20.46	10.92	5.19	4.96
Class R2 — Offering and redemption price per share	23.58	—	—	—
Select Class — Offering and redemption price per share	25.42	12.79	5.70	5.31
Ultra — Offering and redemption price per share	—	12.86	5.71	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$24.90	$12.69	$6.06	$5.56

Cost of investments in non-affiliates	$715,503	$678,734	$243,058	$402,430
Cost of investments in affiliates	40,229	8,165	16,216	35,274
Value of securities on loan	37,438	31,596	31,803	35,020

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund		Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$136,400		$3,811,080	$661,453	$275,872
Investments in affiliates, at value	7,601		211,395	117,976	10,394
Total investment securities, at value	144,001		4,022,475	779,429	286,266
Cash	9		522	71	56
Deposits with broker for securities sold short	—		—	650,859	—
Receivables:
Investment securities sold	638		40,261	—	212
Fund shares sold	3,246		9,804	447	1,973
Interest and dividends	203		9,136	1,029	1,250
Total Assets	148,097		4,082,198	1,431,835	289,757

LIABILITIES:
Payables:
Dividends for securities sold short	—		—	776	—
Investment securities purchased	171		2,015	—	—
Securities sold short, at value	—		—	653,366	—
Collateral for securities lending program	4,525		183,139	—	—
Fund shares redeemed	448		32,022	1,943	2,536
Accrued Liabilities:
Investment advisory fees	76		1,618	731	117
Administration fees	11		194	38	7
Shareholder servicing fees	—		552	18	55
Distribution fees	—		602	67	91
Custodian and accounting fees	—	(b)	76	28	9
Trustees’ and Chief Compliance Officer’s fees	5		2	6	—	(b)
Other	26		2,306	279	99
Total Liabilities	5,262		222,526	657,252	2,914
Net Assets	$142,835		$3,859,672	$774,583	$286,843

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$208,945	$5,118,669	$823,760	$438,387
Accumulated undistributed (distributions in excess of) net investment income	486	37,760	(2,096)	1,744
Accumulated net realized gains (losses)	(44,960)	(281,136)	(190,239)	(35,240)
Net unrealized appreciation (depreciation)	(21,636)	(1,015,621)	143,158	(118,048)
Total Net Assets	$142,835	$3,859,672	$774,583	$286,843

Net Assets:
Class A	$—	$1,689,117	$62,686	$115,526
Class B	—	103,606	14,055	—
Class C	—	322,124	70,103	112,718
Class R2	—	49	—	—
Select Class	142,835	583,247	627,739	45,375
Institutional Class	—	1,161,529	—	13,224
Total	$142,835	$3,859,672	$774,583	$286,843

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	110,098	6,227	10,086
Class B	—	6,914	1,419	—
Class C	—	21,440	7,070	9,847
Class R2	—	3	—	—
Select Class	8,020	37,728	62,083	3,957
Institutional Class	—	74,672	—	1,158

Net Asset Value:
Class A — Redemption price per share	$—	$15.34	$10.07	$11.45
Class B — Offering price per share (a)	—	14.99	9.90	—
Class C — Offering price per share (a)	—	15.02	9.92	11.45
Class R2 — Offering and redemption price per share	—	15.23	—	—
Select Class — Offering and redemption price per share	17.81	15.46	10.11	11.47
Institutional Class — Offering and redemption price per share	—	15.56	—	11.42
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$16.19	$10.63	$12.08

Cost of investments in non-affiliates	$158,036	$4,826,701	$822,695	$393,920
Cost of investments in affiliates	7,601	211,395	117,976	10,394
Value of securities on loan	4,845	183,444	—	—
Proceeds from securities sold short	—	—	957,766	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,238	$2,228	$2,685	$1,503
Dividend income from affiliates (a)	280	217	32	160
Income from securities lending (net)	179	227	222	106
Total investment income	2,697	2,672	2,939	1,769

EXPENSES:
Investment advisory fees	1,490	2,423	773	1,395
Administration fees	389	389	124	225
Distribution fees:
Class A	450	372	132	75
Class B	43	171	90	13
Class C	69	74	42	41
Class R2	— (b)	—	—	—
Shareholder servicing fees:
Class A	450	372	132	75
Class B	14	57	30	4
Class C	23	25	14	14
Select Class	444	475	118	444
Class R2	— (b)	—	—	—
Custodian and accounting fees	28	26	20	26
Interest expense to affiliates	—	— (b)	— (b)	1
Professional fees	32	21	22	26
Trustees’ and Chief Compliance Officer’s fees	4	4	1	3
Printing and mailing costs	114	66	21	24
Registration and filing fees	21	33	22	24
Transfer agent fees	364	574	217	98
Other	12	11	5	8
Total expenses	3,947	5,093	1,763	2,496
Less amounts waived	(12)	(737)	(306)	(14)
Less earnings credits	— (b)	— (b)	— (b)	— (b)
Net expenses	3,935	4,356	1,457	2,482
Net investment income (loss)	(1,238)	(1,684)	1,482	(713)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from: Investments in non-affiliates	(93,362)	(88,438)	(11,127)	(96,381)
Payment by affiliate (See Note 3)	—	24	9	—
Net realized gain (loss)	(93,362)	(88,414)	(11,118)	(96,381)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(278,117)	(282,021)	(72,716)	(100,331)
Net realized/unrealized gains (losses)	(371,479)	(370,435)	(83,834)	(196,712)
Change in net assets resulting from operations	$(372,717)	$(372,119)	$(82,352)	$(197,425)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,496	$61,384	$7,399	$5,573
Dividend income from affiliates (a)	102	1,535	1,278	179
Interest income from non-affiliates	—	—	3,602	—
Income from securities lending (net)	16	2,120	—	—
Total investment income	1,614	65,039	12,279	5,752
EXPENSES:
Investment advisory fees	620	15,748	5,944	1,088
Administration fees	100	2,536	499	175
Distribution fees:
Class A	—	2,689	87	162
Class B	—	494	57	—
Class C	—	1,564	299	542
Class R2	—	— (b)	—	—
Shareholder servicing fees:
Class A	—	2,689	87	162
Class B	—	165	19	—
Class C	—	521	100	181
Select Class	239	836	983	57
Institutional	—	738	—	7
Class R2	—	— (b)	—	—
Custodian and accounting fees	17	133	28	17
Interest expense to affiliates	1	— (b)	4	—
Professional fees	24	85	38	21
Trustees’ and Chief Compliance Officer’s fees	1	28	5	2
Printing and mailing costs	7	422	24	36
Registration and filing fees	11	97	26	30
Transfer agent fees	49	2,930	290	211
Dividend expense on securities sold short	—	—	6,395	—
Other	2	84	3	4
Total expenses	1,071	31,759	14,888	2,695
Less amounts waived	(211)	(4,629)	(1,983)	(335)
Less earnings credits	(1)	— (b)	(1)	— (b)
Net expenses	859	27,130	12,904	2,360
Net investment income (loss)	755	37,909	(625)	3,392
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(42,641)	(274,949)	(196,724)	(31,876)
Securities sold short	—	—	187,524	—
Net realized gain (loss)	(42,641)	(274,949)	(9,200)	(31,876)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(45,221)	(1,284,600)	(163,528)	(81,769)
Securities sold short	—	—	156,065	—
Change in net unrealized appreciation (depreciation)	(45,221)	(1,284,600)	(7,463)	(81,769)
Net realized/unrealized gains (losses)	(87,862)	(1,559,549)	(16,663)	(113,645)
Change in net assets resulting from operations	$(87,107)	$(1,521,640)	$(17,288)	$(110,253)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,238)	$(5,467)	$(1,684)	$(8,337)
Net realized gain (loss)	(93,362)	24,058	(88,414)	67,723
Change in net unrealized appreciation (depreciation)	(278,117)	(50,298)	(282,021)	(97,988)
Change in net assets resulting from operations	(372,717)	(31,707)	(372,119)	(38,602)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(55,966)	(6,876)	(73,492)
Class B
From net realized gains	—	(2,169)	(1,071)	(19,720)
Class C
From net realized gains	—	(3,222)	(441)	(5,686)
Select Class
From net realized gains	—	(43,643)	(7,330)	(97,118)
Ultra
From net realized gains	—	—	(68)	(400)
Total distributions to shareholders	—	(105,000)	(15,786)	(196,416)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(13,603)	128,989	(122,735)	(126,172)

NET ASSETS
Change in net assets	(386,320)	(7,718)	(510,640)	(361,190)
Beginning of period	960,874	968,592	1,024,435	1,385,625
End of period	$574,554	$960,874	$513,795	$1,024,435
Accumulated undistributed (distributions in excess of) net investment income	$(1,284)	$(46)	$(1,716)	$(32)

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,482	$3,620	$(713)	$(1,287)
Net realized gain (loss)	(11,118)	59,101	(96,381)	(31,747)
Change in net unrealized appreciation (depreciation)	(72,716)	(147,138)	(100,331)	7,184
Change in net assets resulting from operations	(82,352)	(84,417)	(197,425)	(25,850)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(263)	(613)	—	—
From net realized gains	(7,999)	(55,891)	—	—
Class B
From net investment income	(26)	(76)	—	—
From net realized gains	(1,881)	(14,795)	—	—
Class C
From net investment income	(13)	(35)	—	—
From net realized gains	(868)	(7,793)	—	—
Select Class
From net investment income	(296)	(1,077)	—	—
From net realized gains	(6,665)	(80,906)	—	—
Ultra
From net investment income	(11)	(10)	—	—
From net realized gains	(254)	(800)	—	—
Total distributions to shareholders	(18,276)	(161,996)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(24,089)	(189,599)	35,015	452,493

NET ASSETS
Change in net assets	(124,717)	(436,012)	(162,410)	426,643
Beginning of period	303,368	739,380	489,162	62,519
End of period	$178,651	$303,368	$326,752	$489,162
Accumulated undistributed (distributions in excess of) net investment income	$850	$(23)	$(718)	$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$755	$711	$37,909	$55,689
Net realized gain (loss)	(42,641)	20,557	(274,949)	345,370
Change in net unrealized appreciation (depreciation)	(45,221)	(41,362)	(1,284,600)	(1,449,429)
Change in net assets resulting from operations	(87,107)	(20,094)	(1,521,640)	(1,048,370)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(6,939)	(17,155)
From net realized gains	—	—	(73,550)	(263,331)
Class B
From net realized gains	—	—	(4,622)	(16,458)
Class C
From net realized gains	—	—	(14,373)	(55,482)
Class R2 (a)
From net investment income	—	—	(1)	—
From net realized gains	—	—	(2)	—
Select Class
From net investment income	(219)	(695)	(4,897)	(6,750)
From net realized gains	(10,014)	(41,318)	(25,899)	(74,470)
Institutional Class
From net investment income	—	—	(13,187)	(22,463)
From net realized gains	—	—	(49,874)	(169,310)
Total distributions to shareholders	(10,233)	(42,013)	(193,344)	(625,419)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	50,586	(32,850)	(272,368)	(1,107,894)

NET ASSETS
Change in net assets	(46,754)	(94,957)	(1,987,352)	(2,781,683)
Beginning of period	189,589	284,546	5,847,024	8,628,707
End of period	$142,835	$189,589	$3,859,672	$5,847,024
Accumulated undistributed (distributions in excess of) net investment income	$486	$(50)	$37,760	$24,875

(a) Commencement of offering of class of shares effective November 3, 2008 for the Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(625)	$41,559	$3,392	$7,817
Net realized gain (loss)	(9,200)	(95,100)	(31,876)	(3,534)
Change in net unrealized appreciation (depreciation)	(7,463)	(41,667)	(81,769)	(75,698)
Change in net assets resulting from operations	(17,288)	(95,208)	(110,253)	(71,415)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(6,015)	(2,024)	(2,316)
Return of capital	—	(139)	—	—
From net realized gains	—	—	(716)	(9,329)
Class B
From net investment income	—	(810)	—	—
Return of capital	—	(19)	—	—
Class C
From net investment income	—	(5,194)	(943)	(1,899)
Return of capital	—	(120)	—	—
From net realized gains	—	—	(700)	(11,897)
Select Class
From net investment income	—	(63,749)	(967)	(558)
Return of capital	—	(1,474)	—	—
From net realized gains	—	—	(282)	(1,869)
Institutional Class
From net investment income	—	—	(319)	(363)
From net realized gains	—	—	(84)	(1,031)
Total distributions to shareholders	—	(77,520)	(6,035)	(29,262)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(326,603)	(977,522)	(792)	(5,939)

NET ASSETS
Change in net assets	(343,891)	(1,150,250)	(117,080)	(106,616)
Beginning of period	1,118,474	2,268,724	403,923	510,539
End of period	$774,583	$1,118,474	$286,843	$403,923
Accumulated undistributed (distributions in excess of) net investment income	$(2,096)	$(1,471)	$1,744	$2,605

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,248	$92,344	$32,791	$113,532
Dividends and distributions reinvested	—	52,254	6,078	66,742
Cost of shares redeemed	(42,030)	(125,559)	(42,499)	(191,365)
Change in net assets from Class A capital transactions	$(24,782)	$19,039	$(3,630)	$(11,091)

Class B
Proceeds from shares issued	$375	$2,599	$799	$4,166
Dividends and distributions reinvested	—	1,820	1,015	18,946
Cost of shares redeemed	(2,441)	(6,115)	(18,857)	(54,179)
Change in net assets from Class B capital transactions	$(2,066)	$(1,696)	$(17,043)	$(31,067)

Class C
Proceeds from shares issued	$837	$5,192	$495	$2,954
Dividends and distributions reinvested	—	2,096	347	4,516
Cost of shares redeemed	(3,676)	(4,077)	(5,105)	(11,477)
Change in net assets from Class C capital transactions	$(2,839)	$3,211	$(4,263)	$(4,007)

Class R2 (a)
Proceeds from shares issued	$50	$—	$—	$—
Change in net assets from Class R2 capital transactions	$50	$—	$—	$—

Select Class
Proceeds from shares issued	$57,406	$140,784	$58,703	$167,436
Dividends and distributions reinvested	—	42,403	1,880	20,424
Cost of shares redeemed	(41,372)	(74,752)	(158,451)	(269,667)
Change in net assets from Select Class capital transactions	$16,034	$108,435	$(97,868)	$(81,807)

Ultra
Proceeds from shares issued	$—	$—	$69	$2,300
Dividends and distributions reinvested	—	—	—	— (b)
Cost of shares redeemed	—	—	— (b)	(500)
Change in net assets from Ultra capital transactions	$—	$—	$69	$1,800

Total change in net assets from capital transactions	$(13,603)	$128,989	$(122,735)	$(126,172)

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	599	2,184	2,098	5,002
Reinvested	—	1,284	522	3,104
Redeemed	(1,430)	(3,037)	(2,809)	(8,609)
Change in Class A Shares	(831)	431	(189)	(503)

Class B
Issued	13	71	66	224
Reinvested	—	50	110	1,092
Redeemed	(94)	(163)	(1,460)	(3,040)
Change in Class B Shares	(81)	(42)	(1,284)	(1,724)

Class C
Issued	32	139	36	139
Reinvested	—	59	33	229
Redeemed	(158)	(114)	(384)	(554)
Change in Class C Shares	(126)	84	(315)	(186)

Class R2 (a)
Issued	2	—	—	—
Change in Class R2 Shares	2	—	—	—

Select Class
Issued	1,887	3,164	4,004	7,213
Reinvested	—	970	152	897
Redeemed	(1,367)	(1,726)	(9,699)	(11,596)
Change in Select Class Shares	520	2,408	(5,543)	(3,486)

Ultra
Issued	—	—	5	101
Reinvested	—	—	—	— (b)
Redeemed	—	—	— (b)	(25)
Change in Ultra Shares	—	—	5	76

(a)	Commencement of offering of class of shares effective November 3, 2008 for the Capital Growth Fund.

(b)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,709	$16,199	$18,325	$43,459
Dividends and distributions reinvested	7,638	53,000	—	—
Cost of shares redeemed	(16,792)	(66,174)	(9,199)	(20,283)
Change in net assets from Class A capital transactions	$(2,445)	$3,025	$9,126	$23,176

Class B
Proceeds from shares issued	$404	$873	$657	$3,770
Dividends and distributions reinvested	1,855	14,264	—	—
Cost of shares redeemed	(5,199)	(15,457)	(598)	(709)
Change in net assets from Class B capital transactions	$(2,940)	$(320)	$59	$3,061

Class C
Proceeds from shares issued	$537	$1,620	$1,589	$18,074
Dividends and distributions reinvested	687	5,942	—	—
Cost of shares redeemed	(2,771)	(10,670)	(3,044)	(2,523)
Change in net assets from Class C capital transactions	$(1,547)	$(3,108)	$(1,455)	$15,551

Select Class
Proceeds from shares issued	$10,430	$59,150	$158,163	$445,526
Dividends and distributions reinvested	1,493	10,017	—	—
Cost of shares redeemed	(29,336)	(260,862)	(130,878)	(34,821)
Change in net assets from Select Class capital transactions	$(17,413)	$(191,695)	$27,285	$410,705

Ultra
Proceeds from shares issued	$256	$3,600	$—	$—
Dividends and distributions reinvested	—	— (a)	—	—
Cost of shares redeemed	— (a)	(1,101)	—	—
Change in net assets from Ultra capital transactions	$256	$2,499	$—	$—

Total change in net assets from capital transactions	$(24,089)	$(189,599)	$35,015	$452,493

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	928	1,430	3,089	4,990
Reinvested	1,378	5,370	—	—
Redeemed	(2,321)	(5,742)	(1,574)	(2,408)
Change in Class A Shares	(15)	1,058	1,515	2,582

Class B
Issued	65	89	106	460
Reinvested	372	1,573	—	—
Redeemed	(774)	(1,466)	(103)	(88)
Change in Class B Shares	(337)	196	3	372

Class C
Issued	95	175	273	2,179
Reinvested	138	656	—	—
Redeemed	(436)	(1,018)	(519)	(322)
Change in Class C Shares	(203)	(187)	(246)	1,857

Select Class
Issued	1,702	5,862	25,009	51,638
Reinvested	271	1,022	—	—
Redeemed	(4,062)	(20,992)	(24,499)	(4,115)
Change in Select Class Shares	(2,089)	(14,108)	510	47,523

Ultra
Issued	47	370	—	—
Reinvested	—	— (a)	—	—
Redeemed	— (a)	(122)	—	—
Change in Ultra Shares	47	248	—	—

(a) Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$183,018	$562,042
Dividends and distributions reinvested	—	—	73,491	255,309
Cost of shares redeemed	—	—	(475,112)	(1,220,196)
Change in net assets from Class A capital transactions	$—	$—	$(218,603)	$(402,845)

Class B
Proceeds from shares issued	$—	$—	$2,208	$5,312
Dividends and distributions reinvested	—	—	3,951	13,830
Cost of shares redeemed	—	—	(19,308)	(47,140)
Change in net assets from Class B capital transactions	$—	$—	$(13,149)	$(27,998)

Class C
Proceeds from shares issued	$—	$—	$16,255	$32,862
Dividends and distributions reinvested	—	—	10,573	38,842
Cost of shares redeemed	—	—	(82,107)	(209,276)
Change in net assets from Class C capital transactions	$—	$—	$(55,279)	$(137,572)

Class R2 (a)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	3	—
Change in net assets from Class R2 capital transactions	$—	$—	$53	$—

Select Class
Proceeds from shares issued	$123,117	$52,668	$271,663	$85,545
Dividends and distributions reinvested	2,748	13,816	13,683	36,585
Cost of shares redeemed	(75,279)	(99,334)	(182,114)	(367,286)
Change in net assets from Select Class capital transactions	$50,586	$(32,850)	$103,232	$(245,156)

Institutional Class
Proceeds from shares issued	$—	$—	$167,575	$320,236
Dividends and distributions reinvested	—	—	52,063	157,226
Cost of shares redeemed	—	—	(308,260)	(771,785)
Change in net assets from Institutional Class capital transactions	$—	$—	$(88,622)	$(294,323)

Total change in net assets from capital transactions	$50,586	$(32,850)	$(272,368)	$(1,107,894)

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	—	—	10,166	22,589
Reinvested	—	—	4,995	10,634
Redeemed	—	—	(26,512)	(49,723)
Change in Class A Shares	—	—	(11,351)	(16,500)

Class B
Issued	—	—	129	224
Reinvested	—	—	276	592
Redeemed	—	—	(1,115)	(1,963)
Change in Class B Shares	—	—	(710)	(1,147)

Class C
Issued	—	—	996	1,398
Reinvested	—	—	736	1,658
Redeemed	—	—	(4,713)	(8,754)
Change in Class C Shares	—	—	(2,981)	(5,698)

Class R2 (a)
Issued	—	—	3	—
Reinvested	—	—	— (b)	—
Change in Class R2 Shares	—	—	3	—

Select Class
Issued	5,121	1,698	15,378	3,444
Reinvested	159	451	921	1,507
Redeemed	(3,882)	(3,029)	(11,172)	(14,684)
Change in Select Class Shares	1,398	(880)	5,127	(9,733)

Institutional Class
Issued	—	—	9,060	12,933
Reinvested	—	—	3,476	6,416
Redeemed	—	—	(17,519)	(30,783)
Change in Institutional Class Shares	—	—	(4,983)	(11,434)

(a) Commencement of offering of class of shares effective November 3, 2008 for the Mid Cap Value Fund.

(b) Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,359	$29,825	$38,581	$62,486
Dividends and distributions reinvested	—	3,854	2,351	9,217
Cost of shares redeemed	(24,251)	(145,421)	(33,414)	(80,773)
Change in net assets from Class A capital transactions	$(13,892)	$(111,742)	$7,518	$(9,070)

Class B
Proceeds from shares issued	$511	$1,080	$—	$—
Dividends and distributions reinvested	—	408	—	—
Cost of shares redeemed	(2,537)	(8,089)	—	—
Change in net assets from Class B capital transactions	$(2,026)	$(6,601)	$—	$—

Class C
Proceeds from shares issued	$2,112	$10,774	$11,325	$47,072
Dividends and distributions reinvested	—	2,563	1,307	10,498
Cost of shares redeemed	(20,965)	(96,336)	(31,418)	(74,918)
Change in net assets from Class C capital transactions	$(18,853)	$(82,999)	$(18,786)	$(17,348)

Select Class
Proceeds from shares issued	$18,929	$211,302	$19,275	$35,339
Dividends and distributions reinvested	—	7,496	533	1,132
Cost of shares redeemed	(310,761)	(994,978)	(7,620)	(15,947)
Change in net assets from Select Class capital transactions	$(291,832)	$(776,180)	$12,188	$20,524

Institutional Class
Proceeds from shares issued	$—	$—	$6,937	$9,506
Dividends and distributions reinvested	—	—	280	1,353
Cost of shares redeemed	—	—	(8,929)	(10,904)
Change in net assets from Institutional Class capital transactions	$—	$—	$(1,712)	$(45)

Total change in net assets from capital transactions	$(326,603)	$(977,522)	$(792)	$(5,939)

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	1,024	2,798	3,093	3,346
Reinvested	—	378	216	509
Redeemed	(2,402)	(13,723)	(2,544)	(4,368)
Change in Class A Shares	(1,378)	(10,547)	765	(513)

Class B
Issued	51	103	—	—
Reinvested	—	40	—	—
Redeemed	(255)	(777)	—	—
Change in Class B Shares	(204)	(634)	—	—

Class C
Issued	213	1,025	901	2,512
Reinvested	—	254	120	585
Redeemed	(2,097)	(9,272)	(2,376)	(4,094)
Change in Class C Shares	(1,884)	(7,993)	(1,355)	(997)

Select Class
Issued	1,869	19,665	1,454	1,982
Reinvested	—	734	49	62
Redeemed	(30,730)	(93,277)	(542)	(845)
Change in Select Class Shares	(28,861)	(72,878)	961	1,199

Institutional Class
Issued	—	—	565	519
Reinvested	—	—	26	75
Redeemed	—	—	(645)	(589)
Change in Institutional Class Shares	—	—	(54)	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$38.76	$(0.07	)(g)	$(15.10)	$(15.17)	$—	$—	$—
Year Ended June 30, 2008	44.71	(0.27	)(g)	(0.85)	(1.12)	—	(4.83)	(4.83)
Year Ended June 30, 2007	40.68	(0.24	)(g)	7.57	7.33	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	39.13	(0.01	)(g)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(g)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(g)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(g)	10.61	10.27	—	(1.40)	(1.40)

Class B
Six Months Ended December 31, 2008 (Unaudited)	34.37	(0.13	)(g)	(13.37)	(13.50)	—	—	—
Year Ended June 30, 2008	40.38	(0.43	)(g)	(0.75)	(1.18)	—	(4.83)	(4.83)
Year Ended June 30, 2007	37.22	(0.41	)(g)	6.87	6.46	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.89	(0.09	)(g)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(g)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(g)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(g)	10.02	9.54	—	(1.40)	(1.40)

Class C
Six Months Ended December 31, 2008 (Unaudited)	33.70	(0.13	)(g)	(13.11)	(13.24)	—	—	—
Year Ended June 30, 2008	39.68	(0.42	)(g)	(0.73)	(1.15)	—	(4.83)	(4.83)
Year Ended June 30, 2007	36.63	(0.40	)(g)	6.75	6.35	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.32	(0.10	)(g)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(g)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(g)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(g)	9.85	9.38	—	(1.40)	(1.40)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	25.29	(0.01	)(g)	(1.70)	(1.71)	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	41.71	(0.03	)(g)	(16.26)	(16.29)	—	—	—
Year Ended June 30, 2008	47.64	(0.18	)(g)	(0.92)	(1.10)	—	(4.83)	(4.83)
Year Ended June 30, 2007	43.05	(0.15	)(g)	8.05	7.90	(0.01)	(3.30)	(3.31)
January 1, 2006 through June 30, 2006 (e)	41.36	0.04	(g)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(g)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(g)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(g)	10.99	10.78	—	(1.40)	(1.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 23.59	(39.14)%	$268,191	1.16%	(0.44)%	1.16%	57%
38.76	(3.02)	472,848	1.14	(0.64)	1.14	107
44.71	19.01	526,157	1.14	(0.59)	1.14	121
40.68	3.96	470,613	1.14	(0.03)	1.17	63
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68

20.87	(39.28)	7,870	1.66	(0.94)	1.66	57
34.37	(3.53)	15,736	1.64	(1.14)	1.64	107
40.38	18.41	20,189	1.64	(1.09)	1.64	121
37.22	3.71	28,031	1.64	(0.50)	1.66	63
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68

20.46	(39.29)	12,376	1.66	(0.94)	1.66	57
33.70	(3.51)	24,643	1.64	(1.14)	1.64	107
39.68	18.41	25,672	1.64	(1.09)	1.64	121
36.63	3.71	20,817	1.64	(0.56)	1.67	63
35.32	9.26	17,120	1.65	(1.07)	1.66	119
35.20	16.32	7,000	1.85	(1.09)	1.87	122
34.81	35.17	4,000	1.85	(1.55)	1.96	68

23.58	(6.76)	47	1.40	(0.22)	1.45	57

25.42	(39.06)	286,070	0.90	(0.18)	0.91	57
41.71	(2.78)	447,647	0.89	(0.39)	0.89	107
47.64	19.30	396,574	0.89	(0.34)	0.89	121
43.05	4.09	321,568	0.89	0.19	0.92	63
41.36	10.10	275,518	0.90	(0.33)	0.90	119
40.42	17.37	43,000	0.93	(0.21)	1.30	122
38.95	36.64	4,000	0.93	(0.63)	1.54	68

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gains
Diversified Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$20.46	$(0.04	)(f)	$(8.02	)(g)	$(8.06)	$(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35		2.15	—
Year Ended June 30, 2004	18.15	(0.14)		3.83		3.69	—

Class B
Six Months Ended December 31, 2008 (Unaudited)	16.45	(0.08	)(f)	(6.43	)(g)	(6.51)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44		1.77	—
Year Ended June 30, 2004	16.29	(0.28)		3.43		3.15	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	18.70	(0.09	)(f)	(7.31	)(g)	(7.40)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68		1.91	—
Year Ended June 30, 2004	17.65	(0.31)		3.73		3.42	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	21.68	(0.02	)(f)	(8.49	)(g)	(8.51)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29		2.28	—
Year Ended June 30, 2004	18.66	(0.10)		3.94		3.84	—

Ultra
Six Months Ended December 31, 2008 (Unaudited)	21.79	(0.01	)(f)	(8.54	)(g)	(8.55)	(0.38)
Year Ended June 30, 2008	26.19	(0.09	)(f)	(0.50)		(0.59)	(3.81)
Year Ended June 30, 2007	25.85	(0.09	)(f)	4.62		4.53	(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14		3.07	(2.01)
February 22, 2005 (e) through June 30, 2005	23.72	(0.04)		1.11		1.07	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 12.02	(39.34	)%(g)	$223,543	1.24%	(0.51)%	1.45%	55%
20.46	(3.22	)(h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119
21.84	20.33		544,217	1.24	(0.69)	1.33	48

9.56	(39.51	)(g)	27,927	1.89	(1.19)	1.95	55
16.45	(3.90	)(h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119
19.44	19.34		238,738	1.97	(1.44)	1.98	48

10.92	(39.52	)(g)	12,794	1.89	(1.18)	1.95	55
18.70	(3.85	)(h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119
21.07	19.38		67,274	1.97	(1.44)	1.98	48

12.79	(39.20	)(g)	247,132	0.99	(0.28)	1.20	55
21.68	(3.02	)(h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119
22.50	20.58		1,764,404	0.97	(0.44)	0.98	48

12.86	(39.19	)(g)	2,399	0.89	(0.16)	0.95	55
21.79	(2.92	)(h)	3,947	0.88	(0.39)	0.89	95
26.19	19.13		2,749	0.86	(0.34)	0.86	119
25.85	12.63		15,333	0.88	(0.06)	0.91	112
24.79	4.51		11,641	0.88	(0.44)	0.90	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.99	$0.05	(f)	$(2.67	)(g)	$(2.62)	$(0.02)	$(0.61)	$(0.63)
Year Ended June 30, 2008	15.85	0.09	(f)	(2.19)		(2.10)	(0.04)	(4.72)	(4.76)
Year Ended June 30, 2007	15.92	0.12	(f)	2.80		2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49		1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29		2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87		3.93	(0.06)	—	(0.06)

Class B
Six Months Ended December 31, 2008 (Unaudited)	8.24	0.02	(f)	(2.44	)(g)	(2.42)	(0.01)	(0.61)	(0.62)
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)		(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66		2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43		1.46	(0.05)	4.71	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24		2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77		3.71	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	8.24	0.02	(f)	(2.45	)(g)	(2.43)	(0.01)	(0.61)	(0.62)
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)		(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66		2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40		1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20		2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77		3.71	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	8.93	0.06	(f)	(2.66	)(g)	(2.60)	(0.02)	(0.61)	(0.63)
Year Ended June 30, 2008	15.77	0.11	(f)	(2.17)		(2.06)	(0.06)	(4.72)	(4.78)
Year Ended June 30, 2007	15.85	0.16	(f)	2.78		2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49		1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25		2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86		3.96	(0.10)	—	(0.10)

Ultra
Six Months Ended December 31, 2008 (Unaudited)	8.94	0.06	(f)	(2.65	)(g)	(2.59)	(0.03)	(0.61)	(0.64)
Year Ended June 30, 2008	15.77	0.14	(f)	(2.18)		(2.04)	(0.07)	(4.72)	(4.79)
Year Ended June 30, 2007	15.85	0.17	(f)	2.80		2.97	(0.20)	(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49		1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (e) through June 30, 2005	18.06	0.11		1.02		1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 5.74	(28.91	)%(g)	$82,919	1.24%		1.25%	1.51%	29%
8.99	(15.81	)(h)	130,114	1.25	(i)	0.72	1.40	58
15.85	19.66		212,613	1.22		0.73	1.33	47
15.92	9.45		225,776	1.24		0.70	1.36	52
19.15	14.17		238,939	1.22		0.78	1.33	67
17.41	29.06		231,511	1.19		0.40	1.31	24

5.20	(29.10	)(g)	17,902	1.84		0.62	2.01	29
8.24	(16.35	)(h)	31,181	1.85		0.11	1.91	58
15.01	18.89		53,843	1.83		0.13	1.83	47
15.24	8.89		59,652	1.84		0.09	1.86	52
18.54	13.40		68,550	1.90		(0.03)	1.93	67
16.92	28.08		69,874	1.94		(0.35)	1.96	24

5.19	(29.22	)(g)	8,208	1.84		0.61	2.01	29
8.24	(16.32	)(h)	14,704	1.85		0.09	1.90	58
15.01	18.89		29,590	1.83		0.13	1.83	47
15.24	8.89		32,775	1.84		0.11	1.86	52
18.54	13.43		29,777	1.90		0.11	1.93	67
16.92	28.08		23,155	1.94		(0.35)	1.96	24

5.70	(28.84	)(g)	66,973	0.99		1.47	1.26	29
8.93	(15.64	)(h)	123,635	1.00	(i)	0.89	1.15	58
15.77	19.97		440,662	0.97		0.98	1.08	47
15.85	9.79		602,775	0.99		0.92	1.11	52
19.07	14.46		959,801	0.96		0.87	1.01	67
17.34	29.43		1,541,179	0.94		0.65	0.96	24

5.71	(28.77	)(g)	2,649	0.84		1.67	1.02	29
8.94	(15.50	)(h)	3,734	0.85	(i)	1.21	0.91	58
15.77	20.13		2,672	0.83		1.05	0.83	47
15.85	9.89		7,787	0.84		1.09	0.86	52
19.08	6.25		12,499	0.81		1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund (e)
Class A
Six Months Ended December 31, 2008 (Unaudited)	$8.14	$(0.02	)(h)	$(2.85)	$(2.87)
Year Ended June 30, 2008	8.18	(0.05	)(h)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(h)	1.60	1.55
January 1, 2006 through June 30, 2006 (f)	6.35	(0.01	)(h)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(h)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	)(h)	0.86	0.83
Year Ended December 31, 2003	3.57	(0.04	)(h)	1.38	1.34

Class B
Six Months Ended December 31, 2008 (Unaudited)	7.67	(0.03	)(h)	(2.68)	(2.71)
Year Ended June 30, 2008	7.76	(0.09	)(h)	— (j)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(h)	1.53	1.43
January 1, 2006 through June 30, 2006 (f)	6.08	(0.03	)(h)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	)(h)	0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	)(h)	0.84	0.77
Year Ended December 31, 2003	3.49	(0.07	)(h)	1.35	1.28

Class C
Six Months Ended December 31, 2008 (Unaudited)	7.68	(0.03	)(h)	(2.69)	(2.72)
Year Ended June 30, 2008	7.76	(0.09	)(h)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(h)	1.53	1.42
May 1, 2006 (g) through June 30, 2006 (f)	6.80	(0.04	)(h)	(0.42)	(0.46)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	8.18	(0.01	)(h)	(2.86)	(2.87)
Year Ended June 30, 2008	8.20	(0.03	)(h)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(h)	1.60	1.56
May 1, 2006 (g) through June 30, 2006 (f)	7.11	(0.01	)(h)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Includes interest expense of 0.01%.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 5.27	(35.26)%	$53,698	1.35%		(0.51)%	1.35%	64%
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(i)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118
4.91	37.53	58,000	1.35		(1.05)	1.77	69

4.96	(35.33)	2,817	1.85		(1.03)	1.85	64
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(i)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118
4.77	36.68	3,000	2.05		(1.75)	2.33	69

4.96	(35.42)	8,149	1.85		(1.04)	1.85	64
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(i)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

5.31	(35.09)	262,088	1.10		(0.27)	1.10	64
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(i)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Equity Fund
Select Class
Six Months Ended December 31, 2008 (Unaudited)	$28.63	$0.09		$(9.59)	$(9.50)	$(0.02)	$(1.30)	$(1.32)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (e)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 17.81	(33.01)%	$142,835	0.90%	0.79%	1.12%	69%
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102
31.18	32.29	194,000	0.90	0.48	1.14	62

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$21.91	$0.13	(g)	$(5.95)	$(5.82)	$(0.06)	$(0.69)	$(0.75)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (e)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(g)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(g)	3.71	3.78	(0.04)	(0.31)	(0.35)
Year Ended December 31, 2003	14.44	0.09	(g)	4.25	4.34	(0.05)	(0.11)	(0.16)

Class B
Six Months Ended December 31, 2008 (Unaudited)	21.39	0.08	(g)	(5.79)	(5.71)	—	(0.69)	(0.69)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(g) (h)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.32	(0.03)		4.19	4.16	—	(0.11)	(0.11)

Class C
Six Months Ended December 31, 2008 (Unaudited)	21.45	0.08	(g)	(5.82)	(5.74)	—	(0.69)	(0.69)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(g) (h)	1.81	1.81	— (h)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.35	(0.03)		4.20	4.17	— (h)	(0.11)	(0.11)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	16.34	0.07	(g)	(0.33)	(0.26)	(0.16)	(0.69)	(0.85)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	22.14	0.16	(g)	(6.02)	(5.86)	(0.13)	(0.69)	(0.82)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (e)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(g)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(g)	3.74	3.86	(0.07)	(0.31)	(0.38)
Year Ended December 31, 2003	14.48	0.12	(g)	4.27	4.39	(0.06)	(0.11)	(0.17)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 15.34	(26.38)%	$1,689,117	1.25%	1.42%	1.41%	24%
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41
18.62	30.07	275,000	1.25	0.51	1.65	32

14.99	(26.54)	103,606	1.75	0.91	1.91	24
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41
18.37	29.06	68,000	1.95	(0.21)	2.19	32

15.02	(26.60)	322,124	1.75	0.91	1.91	24
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41
18.41	29.09	103,000	1.95	(0.19)	2.19	32

15.23	(1.34)	49	1.50	2.96	1.68	24

15.46	(26.29)	583,247	1.00	1.77	1.16	24
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41
18.70	30.34	76,000	1.00	0.74	1.24	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund (continued)
Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	$22.31	$0.18	(f)	$(6.06)	$(5.88)	$(0.18)	$(0.69)	$(0.87)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (e)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.56	(26.17)%	$1,161,529	0.75%	1.93%	1.01%	24%
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$10.23	$(0.01	)(e)	$(0.15)	$(0.16)	$—	$—	$—	$—	$—
Year Ended June 30, 2008	11.24	0.28	(e)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(f)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	—	(0.03)	—

Class B
Six Months Ended December 31, 2008 (Unaudited)	10.10	(0.05	)(e)	(0.15)	(0.20)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(e)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(f)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	—	(0.03)	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	10.12	(0.05	)(e)	(0.15)	(0.20)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(e)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(f)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	—	(0.03)	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	10.27	—	(e) (f)	(0.16)	(0.16)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(e)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(f)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	—	(0.03)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)

$ 10.07	(1.56)%	$62,686	2.84%	1.50%	(0.26)%	3.28%	1.94%	92%
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257

9.90	(1.98)	14,055	3.59	2.24	(1.00)	3.78	2.44	92
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43	2.55	257

9.92	(1.98)	70,103	3.59	2.24	(1.00)	3.78	2.44	92
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257

10.11	(1.56)	627,739	2.59	1.25	(0.01)	3.03	1.69	92
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42	1.54	257

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$16.38	$0.15	(g)	$(4.81)	$(4.66)	$(0.20)	$(0.07)	$(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(g)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (e)	15.88	0.10	(g)	1.19	1.29	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.13	(g)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Six Months Ended December 31, 2008 (Unaudited)	16.25	0.11	(g)	(4.74)	(4.63)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(g)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (e)	15.85	0.05	(g)	1.20	1.25	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.06	(g)	1.00	1.06	(0.03)	(0.18)	(0.21)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	16.44	0.17	(g)	(4.82)	(4.65)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(g)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (e)	15.91	0.12	(g)	1.19	1.31	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.15	(g)	1.01	1.16	(0.07)	(0.18)	(0.25)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	16.40	0.19	(g)	(4.83)	(4.64)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(g)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (e)	15.83	0.25	(g)	1.08	1.33	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.11	(g)	0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 11.45	(28.33)%	$115,526	1.25%	2.21%	1.44%	41%
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

11.45	(28.44)	112,718	1.75	1.62	1.94	41
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

11.47	(28.18)	45,375	1.00	2.55	1.20	41
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

11.42	(28.13)	13,224	0.75	2.70	1.05	41
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM I
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Select Class and Institutional Class	JPMFMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class R2 Shares commenced operations on November 3, 2008 for the Capital Growth Fund and Mid Cap Value Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity

90   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Capital Growth Fund
Level 1 — Quoted prices	$604,664	$—
Level 2 — Other significant observable inputs	6,959	—
Level 3 — Significant unobservable inputs	—	—
Total	$611,623	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Diversified Mid Cap Growth Fund
Level 1 — Quoted prices	$527,207	$—
Level 2 — Other significant observable inputs	24,223	—
Level 3 — Significant unobservable inputs	—	—
Total	$551,430	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Diversified Mid Cap Value Fund
Level 1 — Quoted prices	$193,732	$—
Level 2 — Other significant observable inputs	16,604	—
Level 3 — Significant unobservable inputs	—	—
Total	$210,336	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Growth Advantage Fund
Level 1 — Quoted prices	$352,097	$—
Level 2 — Other significant observable inputs	5,764	—
Level 3 — Significant unobservable inputs	—	—
Total	$357,861	$—

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Mid Cap Equity Fund
Level 1 — Quoted prices	$144,001	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$144,001	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Mid Cap Value Fund
Level 1 — Quoted prices	$3,969,979	$—
Level 2 — Other significant observable inputs	52,496	—
Level 3 — Significant unobservable inputs	—	—
Total	$4,022,475	$—

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Multi-Cap Market Neutral Fund
Level 1 — Quoted prices	$777,733	$(653,366)	$—
Level 2 — Other significant observable inputs	1,696	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$779,429	$(653,366)	$—

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Value Advantage Fund
Level 1 — Quoted prices	$280,664	$—
Level 2 — Other significant observable inputs	5,602	—
Level 3 — Significant unobservable inputs	—	—
Total	$286,266	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the values and percentages of net assets of illiquid securities as of December 31, 2008 (amounts in thousands):

	Value	Percentage
Capital Growth Fund	$6,959	1.2%
Mid Cap Value Fund	2,485	0.1

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Short Sales — The Funds (except Diversified Mid Cap Growth Fund and Diversified Mid Cap Value Fund) may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Funds are subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the

92   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates.

As of December 31, 2008, the Multi-Cap Market Neutral Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

E.  Securities Lending — To generate additional income, each Fund (except the Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Growth Advantage Fund and Mid Cap Equity Fund pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for the Growth Advantage Fund and the Mid Cap Equity Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”). JPMCB serves as lending agent to the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund pursuant to the JPMCB Securities Lending Agreement.

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Growth Advantage Fund and Mid Cap Equity Fund, loans securities to approved borrowers in exchange for collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, Growth Advantage Fund and Mid Cap Equity Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which Growth Advantage Fund and Mid Cap Equity Fund retain the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Growth Advantage Fund and Mid Cap Equity Fund and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net).

The following Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of the Funds waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ respective investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Capital Growth Fund	$6
Diversified Mid Cap Growth Fund	2
Diversified Mid Cap Value Fund	1
Growth Advantage Fund	6
Mid Cap Equity Fund	1
Mid Cap Value Fund	30

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Under the GS Bank Securities Lending Agreement, GS Bank compensates JPMCB for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMCB.

Effective September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month, and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involve counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Funds. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Capital Growth Fund, Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Value Fund had unrealized losses on cash collateral investments as disclosed in their Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
Capital Growth Fund	$37,438	$37,562	$7	$—
Diversified Mid Cap Growth Fund	31,596	30,278	6	—
Diversified Mid Cap Value Fund	31,803	30,858	6	—
Growth Advantage Fund	35,020	35,274	2	9
Mid Cap Equity Fund	4,845	4,525	1	1
Mid Cap Value Fund	183,444	183,137	35	—

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

94   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations, and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by their Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Capital Growth Fund	$19
Diversified Mid Cap Growth Fund	14
Diversified Mid Cap Value Fund	2
Growth Advantage Fund	11
Mid Cap Equity Fund	7
Mid Cap Value Fund	110
Multi-Cap Market Neutral Fund	77
Value Advantage Fund	12

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Capital Growth Fund	0.25%	0.75%	0.75%	0.50%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75	n/a
Diversified Mid Cap Value Fund	0.25	0.75	0.75	n/a
Growth Advantage Fund	0.25	0.75	0.75	n/a
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Capital Growth Fund	$6	$6
Diversified Mid Cap Growth Fund	4	26
Diversified Mid Cap Value Fund	1	17
Growth Advantage Fund	8	8
Mid Cap Value Fund	18	135
Multi-Cap Market Neutral Fund	3	18
Value Advantage Fund	10	4

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class	Institutional Class
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	n/a	0.25	n/a
Growth Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.25	0.10%
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	0.25	n/a
Value Advantage Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

96   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	1.40%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	n/a	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	n/a	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	n/a	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.50	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	n/a	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Capital Growth Fund	$—	$—	$12	$12
Diversified Mid Cap Growth Fund	33	185	508	726
Diversified Mid Cap Value Fund	90	101	100	291
Growth Advantage Fund	—	—	14	14
Mid Cap Equity Fund	—	—	116	116
Mid Cap Value Fund	2,313	1,138	738	4,189
Multi-Cap Market Neutral Fund	232	68	900	1,200
Value Advantage Fund	214	114	7	335

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$11	$—	$11
Diversified Mid Cap Value Fund	5	10	—	15
Mid Cap Equity Fund	—	9	86	95
Mid Cap Value Fund	295	145	—	440
Multi-Cap Market Neutral Fund	481	131	171	783

An affiliate of JPMCB made a payment to the Diversified Mid Cap Growth Fund and the Diversified Mid Cap Value Fund of approximately $24,000 and $9,000, respectively, relating to an operational error.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$426,731	$436,951	$—	$—
Diversified Mid Cap Growth Fund	415,754	520,678	—	—
Diversified Mid Cap Value Fund	71,993	92,373	—	—
Growth Advantage Fund	315,694	271,348	—	—
Mid Cap Equity Fund	170,211	129,300	—	—
Mid Cap Value Fund	1,186,009	1,550,466	—	—
Multi-Cap Market Neutral Fund	791,237	783,372	684,184	687,578
Value Advantage Fund	135,921	135,476	—	—

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$755,732	$34,858	$178,967	$(144,109)
Diversified Mid Cap Growth Fund	686,899	31,364	166,833	(135,469)
Diversified Mid Cap Value Fund	259,274	11,993	60,931	(48,938)
Growth Advantage Fund	437,704	8,725	88,568	(79,843)
Mid Cap Equity Fund	165,637	8,699	30,335	(21,636)
Mid Cap Value Fund	5,038,096	177,927	1,193,548	(1,015,621)
Multi-Cap Market Neutral Fund	940,671	29,061	190,303	(161,242)
Value Advantage Fund	404,314	5,044	123,092	(118,048)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

98   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008. The average borrowings from the Facility for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Mid Cap Equity Fund	$12,123	5	$1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Growth Advantage Fund and Mid Cap Equity Fund, one or more affiliates of the Funds’ investment adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

9. Reorganization

On February 18, 2009, the Board of Trustees of JPM I and JPM II approved the merger of the JPMorgan Capital Growth Fund into the JPMorgan Diversified Mid Cap Growth Fund and the merger of the JPMorgan Diversified Mid Cap Value Fund into the JPMorgan Mid Cap Value Fund. Completion of each individual merger is subject to a number of conditions, including approval by the shareholders of the JPMorgan Capital Growth Fund and the JPMorgan Diversified Mid Cap Value Fund. These approvals will be sought at a shareholder meeting to be held on or about June 15, 2009. If approved by shareholders, the mergers are expected to occur on or about June 26, 2009.

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   99

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual*	$1,000.00	$608.60	$4.70	1.16%
Hypothetical*	1,000.00	1,019.36	5.90	1.16
Class B
Actual*	1,000.00	607.20	6.72	1.66
Hypothetical*	1,000.00	1,016.84	8.44	1.66
Class C
Actual*	1,000.00	607.10	6.72	1.66
Hypothetical*	1,000.00	1,016.84	8.44	1.66
Class R2
Actual**	1,000.00	932.40	2.15	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Select Class
Actual*	1,000.00	609.40	3.65	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Diversified Mid Cap Growth Fund
Class A
Actual*	1,000.00	606.60	5.02	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	604.90	7.64	1.89
Hypothetical*	1,000.00	1,015.68	9.60	1.89

100   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Diversified Mid Cap Growth Fund — continued
Class C
Actual*	$1,000.00	$604.80	$7.65	1.89%
Hypothetical*	1,000.00	1,015.68	9.60	1.89
Select Class
Actual*	1,000.00	608.00	4.01	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Ultra
Actual*	1,000.00	608.10	3.61	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Diversified Mid Cap Value Fund
Class A
Actual*	1,000.00	710.90	5.35	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	709.00	7.93	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84
Class C
Actual*	1,000.00	707.80	7.92	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84
Select Class
Actual*	1,000.00	711.60	4.27	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Ultra
Actual*	1,000.00	712.30	3.63	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Growth Advantage Fund
Class A
Actual*	1,000.00	647.40	5.61	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class B
Actual*	1,000.00	646.70	7.68	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class C
Actual*	1,000.00	645.80	7.67	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Select Class
Actual*	1,000.00	649.10	4.57	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10

Mid Cap Equity Fund
Select Class
Actual*	1,000.00	669.90	3.79	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Mid Cap Value Fund
Class A
Actual*	1,000.00	736.20	5.47	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   101

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Mid Cap Value Fund — continued
Class B
Actual*	$1,000.00	$734.60	$7.65	1.75%
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class C
Actual*	1,000.00	734.00	7.65	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual**	1,000.00	986.60	2.37	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Select Class
Actual*	1,000.00	737.10	4.38	1.00
Hypothetical*	1,000.00	1,021.16	5.09	1.00
Institutional Class
Actual*	1,000.00	738.30	3.29	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	984.40	14.21	2.84
Hypothetical*	1,000.00	1,010.89	14.39	2.84
Class B
Actual*	1,000.00	980.20	17.92	3.59
Hypothetical*	1,000.00	1,007.11	18.16	3.59
Class C
Actual*	1,000.00	980.20	17.92	3.59
Hypothetical*	1,000.00	1,007.11	18.16	3.59
Select Class
Actual*	1,000.00	984.40	12.95	2.59
Hypothetical*	1,000.00	1,012.15	13.14	2.59
Value Advantage Fund
Class A
Actual*	1,000.00	716.70	5.41	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	715.60	7.57	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Select Class
Actual*	1,000.00	718.20	4.33	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual*	1,000.00	718.70	3.25	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 to reflect the actual period). The Class commenced operations on November 3, 2008.

102   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   103

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its

104   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Capital Growth Fund’s performance was in the third, third and second quintiles for Class A shares and in the third, second and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Growth Fund’s performance was in the third, second and fourth quintiles for Class A shares and in the third, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Value Fund’s performance was in the third, third and fourth quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Growth Advantage Fund’s performance was in the first quintile for Class A shares for the one, three and five year periods, respectively, and in the first quintile for the Select Class shares for the one year period and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Equity Fund’s performance was in the second quintile for Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Value Fund’s performance was in the third quintile for the Class A shares and in the second, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Multi-Cap Market Neutral Fund’s performance was in the fifth and fourth quintiles for the Class A shares and for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Money Market and Alternative Products Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the Value Advantage Fund’s performance was in fourth quintile for the Class A shares and for the Select Class shares for the one year period, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the

DECEMBER 31, 2008        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   105

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Capital Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Growth Advantage Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for the Class A shares was in the fifth quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

106   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-MC-1208

Semi-Annual Report

J.P. Morgan Large Cap Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Disciplined Equity Fund
JPMorgan Equity Income Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Disciplined Equity Fund	2
JPMorgan Equity Income Fund	4
JPMorgan Growth and Income Fund	6
JPMorgan Large Cap Growth Fund	8
JPMorgan Large Cap Value Fund	10
JPMorgan U.S. Equity Fund	12
JPMorgan U.S. Large Cap Core Plus Fund	14
JPMorgan U.S. Large Cap Value Plus Fund	17
Schedules of Portfolio Investments	20
Financial Statements	50
Financial Highlights	68
Notes to Financial Statements	86
Schedule of Shareholder Expenses	97
Board Approval of Investment Advisory Agreement	101

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   1

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 3, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$137,875
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index,* returned –27.54%** (Institutional Class Shares) for the six months ended December 31, 2008, compared to the –28.48% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the energy, basic material and insurance sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. An underweight in American International Group Inc. also helped returns. The company’s shares plummeted after the U.S. government’s rescue of the insurance giant rattled investors. The company had struggled for some time even before the bailout from credit-related write-downs, management shakeups and credit downgrades. An underweight in the copper miner Freeport-McMoRan Copper & Gold Inc. aided performance as copper prices fell significantly during the period.

On the negative side, stock selection in the capital market, utility, and health service/system sectors hurt returns. At the individual stock level, power and gas wholesaler Constellation Energy Group Inc. detracted from performance. The company’s shares dropped sharply late in the third quarter. Liquidity issues, concerns about the lack of counterparties for its trading business due to the current financial crisis, and the potential for a ratings downgrade weighed heavily on the stock. ProLogis, the world’s largest owner and developer of warehouse and distribution centers, also hindered results. The company’s shares fell on multiple downward revisions of its 2008 earnings guidance due to the potential impact of a global slowdown on its overseas operations and sluggishness in U.S. industrial sector. Morgan Stanley, a global financial services firm, hurt performance. The company’s shares sharply sold off, as the crisis of confidence unfolded and investors questioned the future of the investment bank business model.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund to its objective. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. During the period, the Fund had a higher growth rate than the index and a lower six-month forward price/earnings ratio. We continued to seek investment opportunities in companies that were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.7%
2.	Procter & Gamble Co.	2.7
3.	Microsoft Corp.	2.5
4.	Verizon Communications, Inc.	2.1
5.	AT&T, Inc.	2.1
6.	Abbott Laboratories	2.0
7.	Coca-Cola Co. (The)	1.9
8.	Merck & Co., Inc.	1.8
9.	General Electric Co.	1.7
10.	Hewlett-Packard Co.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	15.0%
Health Care	14.7
Energy	13.2
Financials	12.9
Consumer Staples	12.9
Industrials	10.3
Consumer Discretionary	8.2
Telecommunication Services	4.6
Utilities	4.2
Materials	3.1
U.S. Treasury Obligation	0.2
Short-Term Investment	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(27.70)%	(36.98)%	(2.76)%	(2.53)%
With Sales Charge*		(31.52)	(40.29)	(3.81)	(3.06)
SELECT CLASS SHARES	9/10/01	(27.61)	(36.80)	(2.49)	(2.34)
INSTITUTIONAL CLASS SHARES	1/3/97	(27.54)	(36.70)	(2.34)	(2.12)
ULTRA SHARES	3/24/03	(27.50)	(36.62)	(2.25)	(2.07)

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01, operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares from 12/31/97 to 9/7/01 reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Ultra Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   3

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$141,216
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income Fund, which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities,* returned –19.98%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –26.93% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although, the Fund outperformed its benchmark for the period due primarily to stock selection in the energy and materials sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. People’s United Financial Inc., a provider of financial services to individual, corporate, and municipal customers, also helped returns. The company’s shares rose due to its strong capital position, transparent balance sheet and opportunity for growth through potential acquisitions to improve franchise value. In addition, excess capital gave the stock a premium valuation, which positioned the company to expand its franchise as weaker competitors scaled back.

On the downside, stock selection in industrial sector and an overweight in the healthcare sector detracted from performance. At the individual stock level, an overweight in Bank of America Corp. hurt returns. The company was not immune to the perils of the fourth quarter’s credit crisis. The stock plummeted when the company announced that it was cutting its dividend and raising common equity at a discounted price. Additionally, the third-quarter earnings report was below expectations due to credit losses in its massive consumer loan portfolio. An overweight in ConocoPhillips also hindered performance. The company reported disappointing capital expenditure estimates for 2009. Furthermore, the company was negatively impacted by the significant decline in crude oil prices in the second half of 2008.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remained on stock selection, believing that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above-average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.9%
2.	Chevron Corp.	2.9
3.	AT&T, Inc.	2.9
4.	Johnson & Johnson	2.8
5.	Verizon Communications, Inc.	2.5
6.	Chubb Corp. (The)	2.4
7.	United Technologies Corp.	2.3
8.	Procter & Gamble Co.	2.1
9.	PG&E Corp.	2.0
10.	ConocoPhillips	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.5%
Energy	14.7
Consumer Staples	14.2
Health Care	10.7
Utilities	10.5
Consumer Discretionary	8.1
Industrials	6.8
Telecommunication Services	6.8
Materials	2.8
Information Technology	1.9
Short-Term Investment	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(20.20)%	(29.91)%	0.16%	0.01%
With Sales Charge*		(24.35)	(33.58)	(0.92)	(0.52)
CLASS B SHARES	1/14/94
Without CDSC		(20.43)	(30.27)	(0.41)	(0.53)
With CDSC**		(25.43)	(35.27)	(0.82)	(0.53)
CLASS C SHARES	11/4/97
Without CDSC		(20.44)	(30.36)	(0.41)	(0.63)
With CDSC***		(21.44)	(31.36)	(0.41)	(0.63)
SELECT CLASS SHARES	7/2/87	(19.98)	(29.67)	0.47	0.30

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index, the S&P 500 Index and the Lipper Equity Income Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The benchmark index for the Fund has changed from the S&P 500 Index to the Russell 1000 Value Index because the advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   5

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$283,161
Primary Benchmark	S&P 500/Citigroup Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends,* returned –28.38%** (Class A Shares, no sales charge) for the six months ended December 31, 2008, compared to the –27.61% return for the S&P 500/Citigroup Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial and energy sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Teekay Corp., a provider of international crude oil and petroleum product transportation services, detracted from performance. The company’s shares fell on disappointing second-quarter earnings and its announcement that previous financial statements would be revised due to accounting methods for its various hedging strategies. Additionally, investors were concerned that a global economic slowdown would decrease the demand for fuels. An overweight in Bank of America Corp. also hurt returns. The company was not immune to the perils of the fourth quarter’s credit crisis. The stock plummeted when the company announced that it was cutting its dividend and raising common equity at a discounted price. Additionally, the third-quarter earnings report was below expectations due to credit losses in its massive consumer loan portfolio.

On the positive side, stock selection in the material sector and an underweight in the industrial sector contributed to performance. At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. Kimco Realty Corp., an owner of strip malls anchored chiefly by grocery stores, helped returns. The company reported a rise in third-quarter funds from operations, despite cutting its full-year guidance due to tight credit markets and turmoil in the equity markets.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments included companies that the portfolio manager believed to possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.4%
2.	Verizon Communications, Inc.	2.9
3.	Chubb Corp. (The)	2.6
4.	Chevron Corp.	2.4
5.	AT&T, Inc.	2.2
6.	United Technologies Corp.	2.2
7.	Johnson & Johnson	2.1
8.	Wal-Mart Stores, Inc.	2.0
9.	Merck & Co., Inc.	1.8
10.	Edison International	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.4%
Health Care	13.1
Energy	12.7
Consumer Discretionary	11.9
Consumer Staples	9.2
Utilities	7.7
Information Technology	7.1
Industrials	6.5
Telecommunication Services	5.1
Materials	1.9
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

6   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(28.38)%	(37.03)%	(2.46)%	(1.48)%
With Sales Charge*		(32.14)	(40.34)	(3.51)	(2.01)
CLASS B SHARES	11/4/93
Without CDSC		(28.58)	(37.37)	(2.95)	(1.88)
With CDSC**		(33.58)	(42.37)	(3.41)	(1.88)
CLASS C SHARES	1/2/98
Without CDSC		(28.56)	(37.35)	(2.95)	(1.98)
With CDSC***		(29.56)	(38.35)	(2.95)	(1.98)
SELECT CLASS SHARES	1/25/96	(28.26)	(36.88)	(2.14)	(0.98)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and Lipper Large-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   7

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 1992
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$522,879
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation by investing primarily in equity securities,* returned –34.56%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –32.31% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial service and material/processing sectors as well as an underweight in the consumer staple sector. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Potash Corp. of Saskatchewan, a fertilizer company, detracted from performance. The company’s shares declined after it cut its outlook for full-year earnings due to the weak global economy and poor fourth-quarter sales. Mastercard Inc., a multinational electronic payment provider, also hurt returns. The company was hurt by the settlement of antitrust litigation with American Express. National Oilwell Varco Inc., an oil rig builder, hindered results. The company’s shares declined as orders were cancelled amid the credit crunch. In addition, lower oil prices cut into operator cash flows and put deepwater exploration activity at risk.

On the positive side, stock selection in the consumer discretionary and producer durable sectors as well as an underweight in the energy sector contributed to returns. At the individual stock level, McDonald’s Corp. aided performance. The company advanced on strong sales, as the chain’s value options enabled it to hold up better than many other large companies amid the economic downturn. AutoZone Inc., an auto parts retailer, also helped results. The company increased first-quarter sales and topped expectations. Lazard Ltd., an asset manager and financial advisory firm, contributed to performance. The company reported increased second-quarter net profit on strong results in its financial advisory, merger-and-acquisition and asset management businesses.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Potential investments were subjected to rigorous financial analysis and a disciplined approach, which attempted to identify companies with positive price momentum and attractive fundamental dynamics.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Wal-Mart Stores, Inc	5.3%
2.	McDonald’s Corp	5.2
3.	Baxter International, Inc	3.6
4.	Lockheed Martin Corp	3.6
5.	Abbott Laboratories	3.6
6.	Gilead Sciences, Inc	3.4
7.	QUALCOMM, Inc	3.4
8.	Burlington Northern Santa Fe Corp	3.1
9.	Express Scripts, Inc	3.0
10.	International Business Machines Corp	2.8

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	22.3%
Information Technology	19.5
Consumer Staples	14.8
Consumer Discretionary	12.8
Industrials	10.4
Energy	7.0
Financials	5.6
Materials	2.4
Short-Term Investment	5.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

8   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		(34.65)%	(39.72)%	(2.52)%	(4.77)%
With Sales Charge*		(38.08)	(42.88)	(3.56)	(5.28)
CLASS B SHARES	1/14/94
Without CDSC		(34.84)	(40.04)	(3.09)	(5.29)
With CDSC**		(39.84)	(45.04)	(3.55)	(5.29)
CLASS C SHARES	11/4/97
Without CDSC		(34.80)	(40.01)	(3.08)	(5.38)
With CDSC***		(35.80)	(41.01)	(3.08)	(5.38)
CLASS R2 SHARES	11/3/08	(34.74)	(39.88)	(2.77)	(5.06)
SELECT CLASS SHARES	2/28/92	(34.56)	(39.56)	(2.27)	(4.53)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   9

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$388,638
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities,* returned –27.02%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –26.93% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial and insurance sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Genworth Financial Inc., a life and mortgage insurer, detracted from performance. The company’s shares declined significantly after reporting a net loss for the third quarter, driven primarily by large investment losses. Given the unprecedented environment, the company suspended its share buyback plan and borrowed from two revolving credit facilities in an effort to maintain appropriate liquidity and strengthen its capital levels. Freddie Mac, a government-sponsored enterprise providing support to the U.S. residential mortgage market, also hurt returns. The company’s shares declined due to concerns that the severity of the credit crunch and declining housing market would require it to raise additional capital. Eventually these fears led the U.S. Treasury to place the company into a conservatorship, effectively wiping out value for shareholders.

On the positive side, stock selection in the basic material and healthcare sectors contributed to performance. At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. Verizon Communications Inc., a broadband and telecommunication company, also helped returns. Investors flocked to perceived safe havens within the telecommunication sector where valuations remained compelling and dividends appeared intact. Investors also cheered the company’s acquisition of Alltel, which provided synergies within its wireless business and boosted long-term earnings growth.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team focused on stock selection as its primary driver of excess returns. Sector bets were relatively constrained; however, within broad sectors, we established positions in companies that reflected broader themes. One of the larger sector overweights was in autos and transportation, where we maintained a constructive view on railroads. Railroad companies benefited from domestic and global expansion and the resulting flow of goods. We believed the sector was experiencing a secular rebirth after decades of under-investment and low returns on capital. Alternatively, one of our larger sector underweights continued to be in real estate investment trusts, based on unattractive valuations combined with increasing long-term rates. Additionally, we were underweight in energy on valuation, as many companies’ shares greatly appreciated in an environment of record-high oil prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	8.3%
2.	Verizon Communications, Inc.	5.9
3.	Procter & Gamble Co.	2.9
4.	Merck & Co., Inc.	2.8
5.	Safeway, Inc.	2.7
6.	Morgan Stanley	2.7
7.	Goldman Sachs Group, Inc. (The)	2.5
8.	Chevron Corp.	2.1
9.	Wells Fargo & Co.	2.1
10.	Bank of America Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.7%
Energy	15.7
Health Care	14.1
Consumer Staples	9.5
Industrials	7.7
Consumer Discretionary	7.4
Information Technology	5.9
Telecommunication Services	5.9
Utilities	5.3
Materials	2.8
Short-Term Investment	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

10   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(27.17)%	(39.20)%	(3.01)%	(1.32)%
With Sales Charge*		(30.99)	(42.38)	(4.05)	(1.85)
CLASS B SHARES	1/14/94
Without CDSC		(27.34)	(39.61)	(3.57)	(1.83)
With CDSC**		(32.34)	(44.61)	(4.04)	(1.83)
CLASS C SHARES	3/22/99
Without CDSC		(27.38)	(39.68)	(3.59)	(1.96)
With CDSC***		(28.38)	(40.68)	(3.59)	(1.96)
CLASS R2 SHARES	11/3/08	(27.25)	(39.42)	(3.30)	(1.56)
CLASS R5 SHARES	5/15/06	(26.97)	(38.97)	(2.67)	(1.01)
SELECT CLASS SHARES	3/1/91	(27.02)	(39.06)	(2.77)	(1.06)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares, Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to the Class C Shares, prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   11

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 17, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$1,322,781
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities,* returned –26.67%** (Institutional Class Shares) for the six months ended December 31, 2008, compared to the –28.48% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the energy, financial and systems hardware sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Exxon Mobil Corp. contributed to performance. The company reported large increases in quarterly revenue and net income versus year-ago levels. While oil prices plummeted during the fourth quarter, the company’s shares successfully avoided a similar fate. Risk-averse investors sought refuge in this stock because of its consistently solid returns, low debt level, and the safety its massive size provided. An overweight in Wells Fargo & Co., a diversified financial services company, also helped returns. The company’s shares were relatively strong in 2008, as the company weathered the financial crisis better than most of its peers by staying well-capitalized and avoiding too much exposure to sub-prime mortgages. An overweight in Hewlett-Packard Co., a technology company, aided results. The company reported better-than-expected earnings and increased its fiscal year 2009 guidance. Investors also rewarded the company for its strong free cash flow and healthy balance sheet.

On the negative side, stock selection in the capital market, utility and consumer cyclical sectors hurt returns. At the individual stock level, an underweight in Southern Co., a public utility holding company, detracted from performance. The stock held up well through the economic downturn, as earnings consistently met street estimates due to higher revenues in its regulated power business. However, we did not own enough of the stock for it to benefit our results. International Game Technology, a casino gaming company, also hindered results. Litigation troubles over an alleged patent violation weighed on the stock. In addition, a significant loss of market share led to increased uncertainty, as management undertook a massive reorganization designed to reduce costs. An overweight in Schlumberger Ltd., a global oilfield company, hurt returns. The company’s shares fell after management announced that 2008 results would come in below consensus estimates due to the economic slowdown. Additionally, the tighter credit markets impaired the company’s ability to borrow funds for exploration and production.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was positioned on the basis that three economic scenarios could occur — the first being a recession triggered by the fallout in the housing and financial sectors; the second scenario was that of an inflationary environment; and finally a soft landing scenario, where markets were able to navigate around either the recessionary or inflationary possibilities. Today, we know that the first of those scenarios did occur. As a result, higher-quality, less distressed companies fared better and their equity valuations became more attractive.

The Fund utilized active stock selection with a systematic valuation process, investing in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. We also limited the Fund’s cash position in order to remain as fully invested as possible.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.3%
2.	Cisco Systems, Inc.	3.1
3.	Merck & Co., Inc.	2.8
4.	Microsoft Corp.	2.7
5.	Procter & Gamble Co.	2.7
6.	Hewlett-Packard Co.	2.4
7.	Abbott Laboratories	2.2
8.	Norfolk Southern Corp.	2.2
9.	Wells Fargo & Co.	2.1
10.	Verizon Communications, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.8%
Health Care	14.8
Consumer Staples	13.2
Financials	12.6
Energy	11.5
Consumer Discretionary	9.3
Industrials	8.4
Telecommunication Services	3.5
Utilities	3.3
Materials	3.0
Others (each less than 1%)	0.3
Short-Term Investment	3.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

12   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(26.82)%	(34.90)%	(1.13)%	(1.24)%
With Sales Charge*		(30.67)	(38.33)	(2.18)	(1.77)
CLASS B SHARES	9/10/01
Without CDSC		(27.00)	(35.15)	(1.66)	(1.67)
With CDSC**		(32.00)	(40.15)	(2.09)	(1.67)
CLASS C SHARES	9/10/01
Without CDSC		(26.94)	(35.15)	(1.66)	(1.67)
With CDSC***		(27.94)	(36.15)	(1.66)	(1.67)
CLASS R2 SHARES	11/3/08	(26.82)	(34.90)	(1.13)	(1.24)
CLASS R5 SHARES	5/15/06	(26.56)	(34.51)	(0.65)	(0.83)
SELECT CLASS SHARES	9/10/01	(26.62)	(34.64)	(0.84)	(1.01)
INSTITUTIONAL CLASS SHARES	9/17/93	(26.67)	(34.63)	(0.70)	(0.85)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 12/31/97 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   13

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$2,885,660
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide a high total return from a portfolio of selected equity securities,* returned –27.00%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –28.48% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the industrial cyclical, systems hardware and pharmaceutical/medical technology sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, an overweight in United Technologies Corp., which provides technology products and support services to the building systems, automotive and aerospace industries, contributed to performance. The company’s shares rose after management reaffirmed full-year guidance for 2008. An overweight in Hewlett-Packard Co., a technology company, also helped returns. The company reported better-than-expected earnings and increased its fiscal year 2009 guidance. Investors also rewarded the company for its strong free cash flow and healthy balance sheet. An overweight in pharmaceutical firm Bristol-Myers Squibb Co. aided results. The company reported better-than-expected earnings for the third quarter. Higher sales were driven primarily by a strong quarter for the drug Plavix and profit margins also improved due to management’s aggressive cost-cutting effort.

On the negative side, stock selection in the capital markets, real estate investment trust and utilities sectors hurt returns. At the individual stock level, Morgan Stanley, a global financial services firm, detracted from performance. The company’s shares sharply sold off, as the crisis of confidence unfolded and investors questioned the future of the investment bank business model. The firm suffered throughout the year from large losses and write-downs on mortgage assets, forcing it to raise additional capital and dilute existing shareholder value. An underweight in Southern Co., a public utility holding company, also hindered results. The stock held up well through the economic downturn, as earnings consistently met street estimates due to higher revenues in its regulated power business. However, we did not own enough of the stock for it to benefit results. An overweight in Schlumberger Ltd., a global oilfield company, hurt returns. The company’s shares fell after management announced that 2008 results would come in below consensus estimates due to the economic slowdown. Additionally, the tighter credit markets impaired the company’s ability to borrow funds for exploration and production.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was positioned on the basis that three economic scenarios could occur — the first being a recession triggered by the fallout in the housing and financial sectors; the second scenario was that of an inflationary environment; and finally a soft landing scenario, where markets were able to navigate around either the recessionary or inflationary possibilities. Today, we know that the first of those scenarios did occur. As a result, higher-quality, less distressed companies fared better and their equity valuations became more attractive.

The Fund aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, offset by short positions on stocks that were overvalued on their own or relative to similar stocks in the same sector. The Fund was managed to nearly 100% invested in the stock market at all times. The average long-to-short exposure over the period was 116% to 16%.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.8%
2.	Cisco Systems, Inc.	2.8
3.	Merck & Co., Inc.	2.7
4.	Microsoft Corp.	2.7
5.	Procter & Gamble Co.	2.4
6.	Abbott Laboratories	2.4
7.	Hewlett-Packard Co.	2.3
8.	Norfolk Southern Corp.	2.2
9.	Wells Fargo & Co.	2.2
10.	Praxair, Inc.	1.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.4%
Health Care	15.1
Financials	12.8
Consumer Staples	12.7
Energy	10.9
Consumer Discretionary	9.6
Industrials	9.6
Utilities	3.7
Materials	3.4
Telecommunication Services	3.1
Others (each less than 1.0%)	0.3
Short-Term Investment	2.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Johnson & Johnson	5.0%
2.	Southern Co.	4.5
3.	ITT Corp.	3.9
4.	Dover Corp.	3.0
5.	EOG Resources, Inc.	2.9
6.	3M Co.	2.9
7.	Intel Corp.	2.9
8.	General Dynamics Corp.	2.8
9.	Hudson City Bancorp, Inc.	2.8
10.	United Parcel Service, Inc., Class B	2.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Industrials	27.4%
Health Care	14.5
Financials	12.7
Consumer Discretionary	10.9
Consumer Staples	8.3
Utilities	7.7
Information Technology	7.7
Energy	7.1
Materials	3.7

***	Percentages indicated are based upon total long investments as of December 31, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2008. The Fund’s composition is subject to change.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   15

JPMorgan U.S. Large Cap Core Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		(27.11)%	(34.77)%	(3.48)%	(1.80)%
With Sales Charge*		(30.94)	(38.20)	(5.19)	(3.46)
CLASS C SHARES	11/1/05
Without CDSC		(27.27)	(35.08)	(3.91)	(2.27)
With CDSC**		(28.27)	(36.08)	(3.91)	(2.27)
CLASS R2 SHARES	11/3/08	(27.12)	(34.78)	(3.48)	(1.80)
CLASS R5 SHARES	5/15/06	(26.91)	(34.46)	(3.04)	(1.37)
SELECT CLASS SHARES	11/1/05	(27.00)	(34.58)	(3.22)	(1.54)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index, the Lipper Extended U.S. Large Cap Core Funds Average and the Lipper Long/Short Equity Funds Average from November 1, 2005 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large Cap Core Funds Average and the Lipper Long/Short Equity Funds Average include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Lipper Long/Short Equity Funds Average, the Fund’s former secondary index, represents the total returns of similarly managed mutual funds. The Fund has changed its secondary index to the Lipper Extended U.S. Large Cap Core Funds Average because Lipper independently redesignated the Fund’s peer group as “Extended U.S. Large Cap Core Funds.” Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$4,808
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Value Plus Fund, which seeks long-term capital appreciation,* returned –26.03%** (Select Class Shares) for six months ended December 31, 2008, compared to the –26.93% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due primarily to stock selection in the financial and insurance sectors, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium, despite the slowdown in the U.S. economy. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm significantly broadened Dow’s range of product offerings that fed into a wide range of end markets. In addition, there were significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. Verizon Communications Inc., a broadband and telecommunications company, also helped returns. Investors flocked to perceived safe havens within the telecommunication sector where valuations remained compelling and dividends appeared intact. Investors also cheered the company’s acquisition of Alltel, which provided synergies within its wireless business and boosted long-term earnings growth.

On the negative side, stock selection in the basic materials and technology sectors hurt returns. At the individual stock level, Genworth Financial Inc., a life and mortgage insurer, detracted from performance. The company’s shares declined significantly after reporting a net loss for the third quarter, driven primarily by large investment losses. Given the unprecedented environment, the company suspended its share buyback plan and borrowed from two revolving credit facilities in an effort to maintain appropriate liquidity and strengthen its capital levels. Freddie Mac, a government-sponsored enterprise providing support to the U.S. residential mortgage market, also hurt returns. The company’s shares declined due to concerns that the severity of the credit crunch and declining housing market would require it to raise additional capital. Eventually these fears led the U.S. Treasury to place the company into a conservatorship, effectively wiping out value for shareholders.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio team utilized active stock selection, with a systematic valuation process. The Fund invested in a diversified portfolio of approximately 120–180 long and 50–100 short U.S. large-cap equity positions. The Fund attempted to earn an annualized excess return above the Russell 1000 Value Index over a full market cycle (i.e. three to five years) before fees.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   17

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	6.9%
2.	Verizon Communications, Inc.	4.9
3.	Safeway, Inc.	2.8
4.	Procter & Gamble Co.	2.5
5.	Morgan Stanley	2.4
6.	Merck & Co., Inc.	2.3
7.	Goldman Sachs Group, Inc. (The)	2.1
8.	Chevron Corp.	1.8
9.	Bank of America Corp.	1.7
10.	Wells Fargo & Co.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Financials	23.7%
Energy	13.5
Health Care	12.9
Consumer Staples	9.2
Consumer Discretionary	8.1
Industrials	7.5
Information Technology	6.6
Materials	5.4
Utilities	5.2
Telecommunication Services	5.2
Short-Term Investment	2.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	ITT Corp.	5.7%
2.	Southern Co.	5.3
3.	St. Jude Medical, Inc.	4.8
4.	NASDAQ OMX Group, Inc. (The)	3.5
5.	HCP, Inc.	3.4
6.	OM Group, Inc.	3.3
7.	Nalco Holding Co.	3.2
8.	H.B. Fuller Co.	3.0
9.	Nucor Corp.	3.0
10.	EMC Corp.	2.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Materials	22.0%
Financials	20.7
Industrials	14.7
Consumer Discretionary	11.5
Information Technology	9.5
Health Care	8.8
Utilities	7.0
Consumer Staples	3.9
Energy	1.9

***	Percentages indicated are based upon total long investments as of December 31, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2008. The Fund’s composition is subject to change.

18   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan U.S. Large Cap Value Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		(26.06)%	(38.55)%	(37.26)%
With Sales Charge*		(29.97)	(41.77)	(40.30)
CLASS C SHARES	11/30/07
Without CDSC		(26.32)	(38.91)	(37.62)
With CDSC**		(27.32)	(39.91)	(37.62)
CLASS R5 SHARES	11/30/07	(25.90)	(38.31)	(36.97)
SELECT CLASS SHARES	11/30/07	(26.03)	(38.43)	(37.13)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Selected Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Average from November 30, 2007 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index in an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 98.9%
	Aerospace & Defense — 3.7%
22	Boeing Co.	922
17	Goodrich Corp.	618
24	Honeywell International, Inc.	775
1	L-3 Communications Holdings, Inc.	74
22	Northrop Grumman Corp.	995
33	United Technologies Corp.	1,769
		5,153
	Air Freight & Logistics — 0.2%
2	C.H. Robinson Worldwide, Inc.	110
1	FedEx Corp.	39
3	United Parcel Service, Inc., Class B	143
		292
	Auto Components — 0.5%
40	Johnson Controls, Inc.	734
	Beverages — 3.5%
57	Coca-Cola Co. (The)	2,594
31	Coca-Cola Enterprises, Inc.	368
9	Pepsi Bottling Group, Inc.	209
30	PepsiCo, Inc.	1,638
		4,809
	Biotechnology — 2.8%
5	Alexion Pharmaceuticals, Inc. (a)	192
10	Amgen, Inc. (a)	589
23	Celgene Corp. (a)	1,277
35	Gilead Sciences, Inc. (a)	1,764
		3,822
	Capital Markets — 3.2%
31	Bank of New York Mellon Corp. (The)	887
15	Goldman Sachs Group, Inc. (The)	1,266
25	Merrill Lynch & Co., Inc.	290
55	Morgan Stanley	879
20	State Street Corp.	798
21	TD AMERITRADE Holding Corp. (a)	296
		4,416
	Chemicals — 2.7%
8	Air Products & Chemicals, Inc.	387
51	Dow Chemical Co. (The)	768
33	E.l. du Pont de Nemours & Co.	843
8	Monsanto Co.	556
16	PPG Industries, Inc.	666
6	Praxair, Inc.	326
2	Rohm & Haas Co.	130
		3,676
	Commercial Banks — 3.1%
5	BB&T Corp.	140
13	Comerica, Inc.	262
10	Fifth Third Bancorp	82
27	KeyCorp	229
1	M&T Bank Corp.	46
— (h)	Marshall & Ilsley Corp.	1
17	National City Corp.	30
— (h)	Popular, Inc.	2
1	TCF Financial Corp.	7
47	U.S. Bancorp	1,180
70	Wells Fargo & Co.	2,058
9	Zions Bancorp	226
		4,263
	Commercial Services & Supplies — 0.0% (g)
2	Waste Management, Inc.	60
	Communications Equipment — 3.4%
122	Cisco Systems, Inc. (a)	1,985
51	Corning, Inc.	481
19	Juniper Networks, Inc. (a)	331
53	QUALCOMM, Inc.	1,910
		4,707
	Computers & Peripherals — 4.3%
14	Apple, Inc. (a)	1,169
1	EMC Corp. (a)	11
63	Hewlett-Packard Co.	2,268
24	International Business Machines Corp.	2,045
20	NetApp, Inc. (a)	277
14	SanDisk Corp. (a)	134
		5,904
	Construction & Engineering — 0.1%
2	Fluor Corp.	72
1	Jacobs Engineering Group, Inc. (a)	33
		105
	Consumer Finance — 0.5%
12	American Express Co.	219
16	Capital One Financial Corp.	510
		729

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Consumer Services — 0.3%
1	Apollo Group, Inc., Class A (a)	46
4	ITT Educational Services, Inc. (a)	361
		407
	Diversified Financial Services — 2.4%
100	Bank of America Corp.	1,408
33	CIT Group, Inc.	148
179	Citigroup, Inc.	1,199
— (h)	IntercontinentalExchange, Inc. (a)	33
17	NYSE Euronext	457
		3,245
	Diversified Telecommunication Services — 4.2%
100	AT&T, Inc.	2,844
2	CenturyTel, Inc. (c)	63
1	Embarq Corp.	18
86	Verizon Communications, Inc.	2,922
		5,847
	Electric Utilities — 3.6%
1	Allegheny Energy, Inc.	47
32	American Electric Power Co., Inc.	1,078
10	Edison International	325
24	Exelon Corp.	1,357
15	FirstEnergy Corp.	724
7	FPL Group, Inc.	373
33	NV Energy, Inc.	330
4	Pinnacle West Capital Corp.	125
18	PPL Corp.	549
		4,908
	Electrical Equipment — 0.3%
3	Cooper Industries Ltd., Class A	79
— (h)	First Solar, Inc. (a)	55
8	Rockwell Automation, Inc.	258
		392
	Electronic Equipment, Instruments & Components — 0.3%
29	Tyco Electronics Ltd., (Bermuda)	464
	Energy Equipment & Services — 2.2%
14	Baker Hughes, Inc.	455
51	Halliburton Co.	920
26	Schlumberger Ltd.	1,088
27	Smith International, Inc.	609
		3,072
	Food & Staples Retailing — 3.7%
47	CVS/Caremark Corp.	1,336
44	Safeway, Inc.	1,039
5	SUPERVALU, Inc.	66
22	SYSCO Corp.	500
39	Wal-Mart Stores, Inc.	2,158
		5,099
	Food Products — 0.9%
6	General Mills, Inc.	370
34	Kraft Foods, Inc., Class A (c)	924
		1,294
	Health Care Equipment & Supplies — 1.9%
6	Baxter International, Inc.	327
28	Boston Scientific Corp. (a)	219
5	C.R. Bard, Inc.	438
20	Covidien Ltd.	732
14	Medtronic, Inc.	424
— (h)	Stryker Corp.	4
10	Zimmer Holdings, Inc. (a)	404
		2,548
	Health Care Providers & Services — 2.1%
25	Aetna, Inc.	721
— (h)	AmerisourceBergen Corp.	7
13	Cardinal Health, Inc.	462
15	Cigna Corp.	248
— (h)	Express Scripts, Inc. (a)	17
1	Humana, Inc. (a)	48
14	McKesson Corp.	538
1	UnitedHealth Group, Inc.	24
18	WellPoint, Inc. (a)	767
		2,832
	Hotels, Restaurants & Leisure — 1.9%
15	Carnival Corp.	367
16	Darden Restaurants, Inc.	448
30	International Game Technology	356
17	McDonald’s Corp.	1,045
18	Royal Caribbean Cruises Ltd. (c)	250
4	Starwood Hotels & Resorts Worldwide, Inc.	68
3	Wyndham Worldwide Corp.	18
		2,552

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 0.2%
26	D.R. Horton, Inc.	181
7	KB Home	97
— (h)	Mohawk Industries, Inc. (a)	4
1	Toll Brothers, Inc. (a)	22
— (h)	Whirlpool Corp.	4
		308
	Household Products — 3.3%
7	Colgate-Palmolive Co.	452
9	Kimberly-Clark Corp.	464
59	Procter & Gamble Co.	3,666
		4,582
	Industrial Conglomerates — 2.1%
6	3M Co.	368
147	General Electric Co.	2,380
12	Textron, Inc.	166
		2,914
	Insurance — 2.6%
8	Aflac, Inc.	380
9	Allstate Corp. (The)	292
7	AON Corp.	315
1	Arch Capital Group Ltd., (Bermuda) (a)	49
27	Axis Capital Holdings Ltd., (Bermuda)	772
15	MetLife, Inc.	537
5	Prudential Financial, Inc.	157
14	RenaissanceRe Holdings Ltd., (Bermuda)	706
7	Travelers Cos., Inc. (The)	312
		3,520
	Internet & Catalog Retail — 0.4%
8	Amazon.com, Inc. (a)	390
14	Expedia, Inc. (a)	118
		508
	Internet Software & Services — 1.1%
5	Google, Inc., Class A (a)	1,415
12	Yahoo!, Inc. (a)	142
		1,557
	IT Services — 1.0%
2	Affiliated Computer Services, Inc., Class A (a)	92
2	Computer Sciences Corp. (a)	53
— (h)	Fiserv, Inc. (a)	11
26	Genpact Ltd., (Bermuda) (a)	216
2	MasterCard, Inc., Class A	271
25	Paychex, Inc.	667
2	Western Union Co. (The)	29
		1,339
	Life Sciences Tools & Services — 0.1%
5	Thermo Fisher Scientific, Inc. (a)	174
	Machinery — 1.8%
14	Caterpillar, Inc.	607
— (h)	Cummins, Inc.	11
8	Danaher Corp.	464
3	Deere & Co.	111
4	Eaton Corp.	189
2	Illinois Tool Works, Inc.	56
15	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	258
27	PACCAR, Inc. (c)	784
1	Parker Hannifin Corp.	60
		2,540
	Media — 2.1%
47	News Corp., Class A	425
118	Time Warner, Inc.	1,182
59	Walt Disney Co. (The)	1,334
		2,941
	Metals & Mining — 0.4%
— (h)	Alcoa, Inc.	5
12	Freeport-McMoRan Copper & Gold, Inc.	288
6	United States Steel Corp.	227
		520
	Multiline Retail — 0.4%
13	Family Dollar Stores, Inc.	336
4	Kohl’s Corp. (a)	127
3	Target Corp.	100
		563
	Multi-Utilities — 0.6%
61	CMS Energy Corp.	613
10	Public Service Enterprise Group, Inc.	277
		890
	Oil, Gas & Consumable Fuels — 11.0%
4	Apache Corp.	298
30	Chevron Corp.	2,212
25	ConocoPhillips	1,305
3	Denbury Resources, Inc. (a)	29
13	Devon Energy Corp.	874

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
99	Exxon Mobil Corp.	7,895
10	Hess Corp.	510
23	Marathon Oil Corp.	629
21	Occidental Petroleum Corp.	1,230
— (h)	Range Resources Corp.	14
6	Valero Energy Corp.	128
		15,124
	Personal Products — 0.4%
9	Avon Products, Inc.	204
12	Estee Lauder Cos., Inc. (The), Class A	362
		566
	Pharmaceuticals — 7.9%
53	Abbott Laboratories	2,802
48	Bristol-Myers Squibb Co.	1,114
7	Eli Lilly & Co.	294
26	Johnson & Johnson	1,532
80	Merck & Co., Inc.	2,441
73	Pfizer, Inc.	1,287
53	Schering-Plough Corp.	903
14	Wyeth	506
		10,879
	Real Estate Investment Trusts (REITs) — 1.0%
4	Camden Property Trust	138
5	Digital Realty Trust, Inc.	171
2	Kimco Realty Corp.	38
— (h)	Liberty Property Trust	9
12	ProLogis	160
7	Senior Housing Properties Trust	118
2	Simon Property Group, Inc.	106
13	Ventas, Inc.	420
3	Vornado Realty Trust	163
		1,323
	Road & Rail — 1.9%
— (h)	Burlington Northern Santa Fe Corp.	8
32	CSX Corp.	1,029
28	Norfolk Southern Corp.	1,336
5	Union Pacific Corp.	239
		2,612
	Semiconductors & Semiconductor Equipment — 1.4%
5	Applied Materials, Inc.	48
14	Broadcom Corp., Class A (a)	243
1	Intel Corp.	19
16	KLA-Tencor Corp.	349
16	Lam Research Corp. (a)	338
27	Marvell Technology Group Ltd., (Bermuda) (a)	182
2	Micron Technology, Inc. (a)	5
45	Xilinx, Inc.	797
		1,981
	Software — 3.4%
16	Adobe Systems, Inc. (a)	332
176	Microsoft Corp.	3,414
49	Oracle Corp. (a)	867
— (h)	Symantec Corp. (a)	5
		4,618
	Specialty Retail — 1.3%
1	Abercrombie & Fitch Co., Class A	19
14	Advance Auto Parts, Inc.	458
— (h)	AutoZone, Inc. (a)	14
17	Home Depot, Inc.	389
— (h)	Limited Brands, Inc.	4
16	Lowe’s Cos., Inc.	338
27	Staples, Inc.	487
10	Urban Outfitters, Inc. (a)	148
		1,857
	Textiles, Apparel & Luxury Goods — 1.0%
6	Coach, Inc. (a)	123
8	Nike, Inc., Class B	428
4	Polo Ralph Lauren Corp.	168
13	V.F. Corp.	712
		1,431
	Thrifts & Mortgage Finance — 0.2%
23	New York Community Bancorp, Inc.	275
	Tobacco — 1.0%
77	Altria Group, Inc.	1,161
4	Philip Morris International, Inc.	179
		1,340
	Trading Companies & Distributors — 0.1%
1	Fastenal Co.	28
3	GATX Corp.	77
		105

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.4%
17	Crown Castle International Corp. (a)	304
4	SBA Communications Corp., Class A (a)	69
84	Sprint Nextel Corp. (a)	153
		526
	Total Common Stocks (Cost $137,977)	136,323

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
260	U.S. Treasury Note, 4.875%, 06/30/09 (k) (Cost $263)	266
	Total Long-Term Investments (Cost $138,240)	136,589

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.7%
	Investment Company — 0.7%
915	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $915)	915
Investments of Cash Collateral for Securities on Loan — 1.1%
	Investment Company — 1.1%
1,579	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $1,579)	1,579
	Total Investments — 100.9% (Cost $140,734)	139,083
	Liabilities in Excess of Other Assets — (0.9)%	(1,208)
	NET ASSETS — 100.0%	$137,875

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	S&P 500 Index	03/19/09	$1,125	$39

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.8%
	Common Stocks — 94.8%
	Aerospace & Defense — 2.8%
25	Honeywell International, Inc.	811
59	United Technologies Corp.	3,184
		3,995
	Beverages — 2.7%
50	Coca-Cola Co. (The)	2,282
28	PepsiCo, Inc.	1,550
		3,832
	Capital Markets — 2.6%
70	Bank of New York Mellon Corp. (The)	1,977
7	State Street Corp.	256
11	T. Rowe Price Group, Inc. (c)	383
46	W.P. Carey & Co. LLC	1,068
		3,684
	Chemicals — 1.5%
16	Air Products & Chemicals, Inc.	815
24	PPG Industries, Inc.	997
4	Rohm & Haas Co.	247
		2,059
	Commercial Banks — 3.1%
38	Fifth Third Bancorp	313
17	M&T Bank Corp. (c)	993
24	SunTrust Banks, Inc.	721
84	TCF Financial Corp. (c)	1,150
42	Wells Fargo & Co.	1,247
		4,424
	Computers & Peripherals — 0.5%
8	International Business Machines Corp.	690
	Construction Materials — 1.3%
72	Cemex S.A.B. de C.V., ADR, (Mexico) (a) (c)	654
17	Vulcan Materials Co. (c)	1,211
		1,865
	Distributors — 1.4%
54	Genuine Parts Co.	2,025
	Diversified Financial Services — 2.4%
167	Bank of America Corp.	2,350
157	Citigroup, Inc.	1,051
		3,401
	Diversified Telecommunication Services — 6.4%
140	AT&T, Inc.	3,986
86	Consolidated Communications Holdings, Inc.	1,017
102	Verizon Communications, Inc.	3,471
55	Windstream Corp.	508
		8,982
	Electric Utilities — 4.5%
69	American Electric Power Co., Inc.	2,300
31	FirstEnergy Corp.	1,521
104	Northeast Utilities	2,509
		6,330
	Electrical Equipment — 1.9%
74	Emerson Electric Co.	2,702
	Food & Staples Retailing — 0.4%
35	SUPERVALU, Inc.	505
	Food Products — 4.3%
28	General Mills, Inc.	1,683
22	JM Smucker Co. (The)	970
36	Kellogg Co.	1,592
67	Kraft Foods, Inc., Class A	1,792
		6,037
	Gas Utilities — 0.9%
37	Equitable Resources, Inc.	1,251
	Health Care Equipment & Supplies — 0.9%
18	Becton, Dickinson & Co.	1,238
	Hotels, Restaurants & Leisure — 1.0%
23	McDonald’s Corp.	1,412
	Household Durables — 1.2%
9	Black & Decker Corp.	385
33	Fortune Brands, Inc.	1,370
		1,755
	Household Products — 2.9%
23	Kimberly-Clark Corp.	1,197
47	Procter & Gamble Co.	2,914
		4,111
	Industrial Conglomerates — 1.1%
98	General Electric Co.	1,594
	Insurance — 7.2%
42	Allstate Corp. (The)	1,389
66	Chubb Corp. (The)	3,351
22	Hartford Financial Services Group, Inc.	358
49	IPC Holdings Ltd., (Bermuda)	1,474
13	Marsh & McLennan Cos., Inc.	303
23	Old Republic International Corp.	272
64	OneBeacon Insurance Group Ltd.	671
9	Prudential Financial, Inc.	278

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
42	Travelers Cos., Inc. (The)	1,876
56	XL Capital Ltd., (Bermuda), Class A	207
		10,179
	Marine — 0.8%
130	Seaspan Corp., (Hong Kong)	1,152
	Media — 0.9%
44	McGraw-Hill Cos., Inc. (The)	1,023
25	Regal Entertainment Group, Class A	255
		1,278
	Multi-Utilities — 4.4%
99	CMS Energy Corp.	1,004
72	PG&E Corp.	2,779
132	Xcel Energy, Inc.	2,441
		6,224
	Oil, Gas & Consumable Fuels — 14.4%
55	Chevron Corp.	4,035
53	ConocoPhillips	2,745
71	Energy Transfer Equity LP	1,154
102	Exxon Mobil Corp.	8,127
17	Marathon Oil Corp.	460
61	NuStar GP Holdings LLC	1,084
26	Royal Dutch Shell plc, ADR, (Netherlands), Class A	1,392
34	Teekay Corp., (Bahamas)	660
43	Williams Cos., Inc.	629
		20,286
	Pharmaceuticals — 9.6%
21	Abbott Laboratories	1,142
64	Johnson & Johnson	3,799
71	Merck & Co., Inc.	2,164
47	Novartis AG, (Switzerland), ADR	2,349
136	Pfizer, Inc.	2,416
43	Wyeth	1,624
		13,494
	Real Estate Investment Trusts (REITs) — 3.3%
19	Agree Realty Corp.	346
18	Kimco Realty Corp.	329
14	Plum Creek Timber Co., Inc.	469
7	Public Storage	580
32	Rayonier, Inc.	1,007
41	Regency Centers Corp.	1,906
		4,637
	Real Estate Management & Development — 0.1%
21	Forestar Group, Inc. (a)	203
	Semiconductors & Semiconductor Equipment — 0.9%
91	Intel Corp.	1,333
	Software — 0.5%
35	Microsoft Corp.	671
	Specialty Retail — 1.6%
16	Limited Brands, Inc.	162
20	Sherwin-Williams Co. (The) (c)	1,171
42	Tiffany & Co.	983
		2,316
	Textiles, Apparel & Luxury Goods — 1.7%
43	V.F. Corp.	2,350
	Thrifts & Mortgage Finance — 1.2%
99	People’s United Financial, Inc.	1,756
	Tobacco — 3.6%
47	Lorillard, Inc.	2,626
58	Philip Morris International, Inc.	2,528
		5,154
	Water Utilities — 0.5%
31	American Water Works Co., Inc.	637
	Wireless Telecommunication Services — 0.3%
20	Crown Castle International Corp. (a)	353
	Total Long-Term Investments (Cost $121,251)	133,915
Short-Term Investment — 2.9%
	Investment Company — 2.9%
4,087	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $4,087)	4,087
Investments of Cash Collateral for Securities on Loan — 3.0%
	Investment Company — 3.0%
4,175	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $4,175)	4,175
	Total Investments — 100.7% (Cost $129,513)	142,177
	Liabilities in Excess of Other Assets — (0.7)%	(961)
	NET ASSETS — 100.0%	$141,216

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 3.0%
26	Honeywell International, Inc.	860
25	Precision Castparts Corp.	1,469
114	United Technologies Corp.	6,121
		8,450
	Beverages — 0.5%
44	Fomento Economico Mexicano S.A.B. de C.V., (Mexico), ADR	1,326
	Capital Markets — 3.0%
29	Bank of New York Mellon Corp. (The)	811
143	Morgan Stanley	2,292
54	Northern Trust Corp.	2,831
15	State Street Corp.	578
55	T. Rowe Price Group, Inc. (c)	1,960
		8,472
	Chemicals — 0.2%
41	Dow Chemical Co. (The)	623
	Commercial Banks — 2.8%
87	Fifth Third Bancorp	715
39	M&T Bank Corp. (c)	2,239
174	TCF Financial Corp. (c)	2,377
89	Wells Fargo & Co.	2,615
		7,946
	Communications Equipment — 1.0%
92	Cisco Systems, Inc. (a)	1,500
131	Corning, Inc.	1,246
		2,746
	Computers & Peripherals — 2.2%
21	Apple, Inc. (a)	1,776
63	Hewlett-Packard Co.	2,297
27	International Business Machines Corp.	2,247
		6,320
	Construction Materials — 0.9%
132	Cemex S.A.B. de C.V., (Mexico), ADR (a)	1,203
20	Vulcan Materials Co. (c)	1,412
		2,615
	Consumer Finance — 0.7%
113	American Express Co.	2,094
	Containers & Packaging — 0.6%
65	Pactiv Corp. (a)	1,610
	Diversified Financial Services — 2.5%
353	Bank of America Corp.	4,969
316	Citigroup, Inc.	2,121
		7,090
	Diversified Telecommunication Services — 5.2%
222	AT&T, Inc.	6,321
244	Verizon Communications, Inc.	8,262
		14,583
	Electric Utilities — 3.7%
89	American Electric Power Co., Inc.	2,969
162	Edison International	5,204
44	FPL Group, Inc.	2,199
		10,372
	Electrical Equipment — 1.2%
94	Emerson Electric Co.	3,427
	Electronic Equipment, Instruments & Components — 0.6%
111	Tyco Electronics Ltd., (Bermuda)	1,803
	Energy Equipment & Services — 0.4%
51	Helmerich & Payne, Inc.	1,156
	Food & Staples Retailing — 3.3%
154	Safeway, Inc.	3,661
100	Wal-Mart Stores, Inc.	5,578
		9,239
	Food Products — 1.8%
52	General Mills, Inc.	3,147
45	JM Smucker Co. (The)	1,942
		5,089
	Gas Utilities — 1.4%
29	Energen Corp.	836
91	Equitable Resources, Inc.	3,056
		3,892
	Health Care Equipment & Supplies — 2.1%
52	Baxter International, Inc.	2,797
19	Becton, Dickinson & Co.	1,306
53	Covidien Ltd.	1,922
		6,025
	Health Care Providers & Services — 2.6%
74	Cardinal Health, Inc.	2,565
68	Lincare Holdings, Inc. (a)	1,820
110	UnitedHealth Group, Inc.	2,926
		7,311

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   27

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 1.8%
83	Marriott International, Inc., Class A	1,605
54	McDonald’s Corp.	3,364
		4,969
	Household Durables — 0.9%
62	Fortune Brands, Inc.	2,543
	Household Products — 1.5%
45	Kimberly-Clark Corp.	2,379
32	Procter & Gamble Co.	1,956
		4,335
	Industrial Conglomerates — 0.8%
146	General Electric Co.	2,357
	Insurance — 10.2%
54	Aflac, Inc.	2,475
36	AON Corp.	1,622
146	Chubb Corp. (The)	7,431
79	Hartford Financial Services Group, Inc.	1,302
116	IPC Holdings Ltd., (Bermuda)	3,480
80	Loews Corp.	2,252
93	MetLife, Inc. (c)	3,253
31	Prudential Financial, Inc.	941
74	Travelers Cos., Inc. (The)	3,358
75	W.R. Berkley Corp.	2,337
132	XL Capital Ltd., (Bermuda), Class A	487
		28,938
	Internet & Catalog Retail — 0.3%
116	Expedia, Inc. (a)	958
	IT Services — 0.4%
79	Western Union Co. (The)	1,137
	Marine — 0.6%
187	Seaspan Corp., (Hong Kong)	1,659
	Media — 3.9%
73	AH Belo Corp., Class A	159
134	Comcast Corp., Class A	2,260
74	McGraw-Hill Cos., Inc. (The)	1,709
52	Omnicom Group, Inc.	1,387
32	Scripps Networks Interactive, Inc., Class A	700
239	Time Warner, Inc.	2,408
108	Walt Disney Co. (The)	2,448
		11,071
	Metals & Mining — 0.2%
56	Century Aluminum Co. (a)	564
	Multi-Utilities — 2.1%
333	CMS Energy Corp.	3,362
68	PG&E Corp.	2,628
		5,990
	Oil, Gas & Consumable Fuels — 12.3%
92	Chevron Corp.	6,817
73	ConocoPhillips	3,770
42	Devon Energy Corp.	2,780
157	Exxon Mobil Corp.	12,556
103	Marathon Oil Corp.	2,826
205	Teekay Corp., (Bahamas) (c)	4,028
133	Williams Cos., Inc.	1,921
		34,698
	Pharmaceuticals — 8.4%
48	Abbott Laboratories	2,551
99	Johnson & Johnson	5,923
172	Merck & Co., Inc.	5,226
86	Novartis AG, (Switzerland), ADR	4,279
123	Schering-Plough Corp.	2,097
97	Wyeth	3,635
		23,711
	Real Estate Investment Trusts (REITs) — 1.2%
106	Kimco Realty Corp.	1,941
32	Regency Centers Corp.	1,490
		3,431
	Real Estate Management & Development — 1.9%
180	Brookfield Asset Management, Inc., (Canada), Class A	2,741
313	Brookfield Properties Corp., (Canada)	2,416
32	Forestar Group, Inc. (a)	308
		5,465
	Road & Rail — 0.9%
54	Norfolk Southern Corp.	2,522
	Semiconductors & Semiconductor Equipment — 1.0%
199	Intel Corp.	2,919
	Software — 1.8%
264	Microsoft Corp.	5,136
	Specialty Retail — 3.2%
13	AutoZone, Inc. (a)	1,743
99	Home Depot, Inc.	2,270
36	Lowe’s Cos., Inc.	779
46	Sherwin-Williams Co. (The) (c)	2,719
69	Tiffany & Co.	1,640
		9,151

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 1.8%
91	V.F. Corp.	4,973
	Tobacco — 2.2%
34	Lorillard, Inc.	1,921
96	Philip Morris International, Inc.	4,160
		6,081
	Water Utilities — 0.6%
81	American Water Works Co., Inc.	1,687

	Total Long-Term Investments (Cost $339,084)	276,484
Short-Term Investment — 2.4%
	Investment Company — 2.4%
6,858	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $6,858)	6,858
Investments of Cash Collateral for Securities on Loan — 3.7%
	Investment Company — 3.7%
10,551	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $10,551)	10,551
	Total Investments — 103.8% (Cost $356,493)	293,893
	Liabilities in Excess of Other Assets — (3.8)%	(10,732)
	NET ASSETS — 100.0%	$283,161

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   29

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6%
	Common Stocks — 96.6%
	Aerospace & Defense — 5.8%
190	General Dynamics Corp.	10,970
227	Lockheed Martin Corp.	19,123
		30,093
	Airlines — 0.2%
111	Delta Air Lines, Inc. (a)	1,269
	Biotechnology — 7.6%
63	Amgen, Inc. (a)	3,650
192	Celgene Corp. (a)	10,636
85	Genentech, Inc. (a)	7,055
358	Gilead Sciences, Inc. (a)	18,307
		39,648
	Capital Markets — 3.5%
28	BlackRock, Inc. (c)	3,811
504	Charles Schwab Corp. (The)	8,142
60	Northern Trust Corp.	3,134
92	T. Rowe Price Group, Inc. (c)	3,246
		18,333
	Chemicals — 2.3%
40	Monsanto Co.	2,819
11	Potash Corp. of Saskatchewan, Inc., (Canada)	770
139	Praxair, Inc.	8,257
		11,846
	Commercial Banks — 1.3%
107	U.S. Bancorp	2,673
146	Wells Fargo & Co.	4,316
		6,989
	Communications Equipment — 4.5%
239	Cisco Systems, Inc. (a)	3,889
509	QUALCOMM, Inc.	18,241
36	Research In Motion Ltd., (Canada) (a)	1,470
		23,600
	Computers & Peripherals — 7.0%
101	Apple, Inc. (a) (c)	8,601
355	Hewlett-Packard Co.	12,890
178	International Business Machines Corp.	15,021
		36,512
	Construction & Engineering — 0.2%
27	Jacobs Engineering Group, Inc. (a)	1,285
	Diversified Consumer Services — 1.7%
42	Apollo Group, Inc., Class A (a)	3,211
39	DeVry, Inc.	2,233
15	Strayer Education, Inc.	3,216
		8,660
	Electrical Equipment — 0.2%
7	First Solar, Inc. (a)	998
	Electronic Equipment, Instruments & Components — 0.9%
204	Amphenol Corp., Class A	4,897
	Energy Equipment & Services — 2.4%
147	National Oilwell Varco, Inc. (a)	3,583
121	Schlumberger Ltd.	5,142
63	Transocean Ltd. (a)	2,971
103	Weatherford International Ltd. (a)	1,110
		12,806
	Food & Staples Retailing — 6.1%
126	Kroger Co. (The)	3,317
506	Wal-Mart Stores, Inc.	28,378
		31,695
	Food Products — 5.1%
68	Campbell Soup Co.	2,035
172	General Mills, Inc.	10,437
185	Kellogg Co.	8,099
192	McCormick & Co., Inc. (Non-Voting)	6,107
		26,678
	Health Care Equipment & Supplies — 4.8%
361	Baxter International, Inc.	19,362
166	Covidien Ltd.	6,005
		25,367
	Health Care Providers & Services — 3.0%
288	Express Scripts, Inc. (a)	15,822
	Hotels, Restaurants & Leisure — 5.3%
448	McDonald’s Corp.	27,870
	Household Products — 1.7%
143	Procter & Gamble Co.	8,840
	Internet & Catalog Retail — 0.8%
79	Amazon.com, Inc. (a)	4,043
	Internet Software & Services — 1.6%
28	Google, Inc., Class A (a)	8,483
	IT Services — 2.9%
31	MasterCard, Inc., Class A (c)	4,493
103	Visa, Inc., Class A	5,418

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
368	Western Union Co. (The)	5,274
		15,185
	Life Sciences Tools & Services — 0.8%
39	Covance, Inc. (a) (c)	1,813
63	Thermo Fisher Scientific, Inc. (a)	2,151
		3,964
	Media — 1.9%
435	DIRECTV Group, Inc. (The) (a)	9,969
	Metals & Mining — 0.2%
31	United States Steel Corp.	1,164
	Oil, Gas & Consumable Fuels — 4.7%
150	Exxon Mobil Corp.	11,982
66	Hess Corp.	3,545
130	Occidental Petroleum Corp.	7,805
44	Petroleo Brasileiro S.A., (Brazil), ADR	1,073
		24,405
	Pharmaceuticals — 6.5%
356	Abbott Laboratories	18,973
288	Bristol-Myers Squibb Co.	6,696
191	Teva Pharmaceutical Industries Ltd., (Israel), ADR (c)	8,110
		33,779
	Real Estate Investment Trusts (REITs) — 0.9%
140	Digital Realty Trust, Inc. (c)	4,582
	Road & Rail — 4.2%
221	Burlington Northern Santa Fe Corp.	16,760
111	Norfolk Southern Corp.	5,204
		21,964
	Software — 2.9%
452	Activision Blizzard, Inc. (a)	3,905
202	Microsoft Corp.	3,925
404	Oracle Corp. (a)	7,164
		14,994
	Specialty Retail — 2.4%
25	AutoZone, Inc. (a)	3,487
82	Lowe’s Cos., Inc.	1,769
355	TJX Cos., Inc.	7,292
		12,548
	Textiles, Apparel & Luxury Goods — 1.0%
100	Nike, Inc., Class B	5,080
	Tobacco — 2.2%
295	Altria Group, Inc.	4,446
162	Philip Morris International, Inc.	7,027
		11,473
	Total Long-Term Investments (Cost $549,473)	504,841
Short-Term Investment — 5.3%
	Investment Company — 5.3%
27,564	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $27,564)	27,564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 3.2%
	Certificate of Deposit — 0.3%
2,000	Calyon, New York, VAR, 0.397%, 03/15/10	1,933
	Corporate Notes — 1.6%
2,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	1,957
3,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	2,983
3,500	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	3,249
		8,189

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 1.3%
6,789	JPMorgan Prime Money Market Fund, Capital Shares (b)	6,789
	Total Investments of Cash Collateral for Securities on Loan (Cost $17,287)	16,911
	Total Investments — 105.1% (Cost $594,324)	549,316
	Liabilities in Excess of Other Assets — (5.1)%	(26,437)
	NET ASSETS — 100.0%	$522,879

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   31

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 2.6%
23	Boeing Co.	1,002
136	Honeywell International, Inc.	4,468
17	Precision Castparts Corp.	999
175	Spirit Aerosystems Holdings, Inc., Class A (a)	1,778
34	United Technologies Corp.	1,840
		10,087
	Auto Components — 0.7%
147	Johnson Controls, Inc.	2,662
	Beverages — 0.7%
57	Coca-Cola Co. (The)	2,562
	Biotechnology — 1.3%
37	Celgene Corp. (a)	2,033
62	Gilead Sciences, Inc. (a)	3,164
		5,197
	Capital Markets — 7.5%
115	Goldman Sachs Group, Inc. (The) (c)	9,739
114	Merrill Lynch & Co., Inc.	1,328
661	Morgan Stanley	10,606
75	State Street Corp.	2,949
321	TD AMERITRADE Holding Corp. (a)	4,575
		29,197
	Chemicals — 1.8%
48	Air Products & Chemicals, Inc.	2,420
150	Dow Chemical Co. (The)	2,259
38	Rohm & Haas Co.	2,345
		7,024
	Commercial Banks — 3.2%
354	KeyCorp	3,020
240	Wachovia Corp.	1,327
271	Wells Fargo & Co.	7,981
		12,328
	Commercial Services & Supplies — 0.4%
59	Republic Services, Inc.	1,470
	Communications Equipment — 2.7%
417	Cisco Systems, Inc. (a)	6,796
396	Corning, Inc.	3,774
		10,570
	Computers & Peripherals — 0.4%
106	NetApp, Inc. (a)	1,476
	Consumer Finance — 2.9%
105	Capital One Financial Corp.	3,352
880	SLM Corp. (a)	7,834
		11,186
	Containers & Packaging — 0.7%
68	Ball Corp.	2,819
	Diversified Consumer Services — 0.6%
27	ITT Educational Services, Inc. (a)	2,523
	Diversified Financial Services — 3.1%
561	Bank of America Corp.	7,902
231	CIT Group, Inc. (c)	1,048
443	Citigroup, Inc.	2,972
		11,922
	Diversified Telecommunication Services — 5.9%
673	Verizon Communications, Inc.	22,803
	Electric Utilities — 4.5%
149	American Electric Power Co., Inc.	4,961
116	Edison International	3,741
63	Exelon Corp.	3,512
47	FirstEnergy Corp.	2,282
301	NV Energy, Inc.	2,981
		17,477
	Electronic Equipment, Instruments & Components — 0.5%
57	Avnet, Inc. (a)	1,042
67	Tyco Electronics Ltd., (Bermuda)	1,091
		2,133
	Energy Equipment & Services — 0.4%
22	Baker Hughes, Inc.	693
59	Halliburton Co.	1,069
		1,762
	Food & Staples Retailing — 4.6%
208	CVS/Caremark Corp.	5,985
447	Safeway, Inc. (c)	10,620
57	SYSCO Corp.	1,314
		17,919
	Food Products — 0.7%
45	General Mills, Inc.	2,711

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 3.3%
109	Aetna, Inc.	3,105
54	Cardinal Health, Inc.	1,873
32	McKesson Corp.	1,224
161	WellPoint, Inc. (a)	6,783
		12,985
	Hotels, Restaurants & Leisure — 0.7%
68	International Game Technology	805
152	Royal Caribbean Cruises Ltd. (c)	2,096
		2,901
	Household Products — 2.9%
185	Procter & Gamble Co.	11,458
	Industrial Conglomerates — 1.9%
447	General Electric Co.	7,237
	Insurance — 5.3%
105	ACE Ltd., (Switzerland)	5,566
164	Assurant, Inc.	4,933
525	Genworth Financial, Inc., Class A	1,485
35	MetLife, Inc.	1,220
45	RenaissanceRe Holdings Ltd., (Bermuda)	2,323
111	Travelers Cos., Inc. (The)	5,018
		20,545
	Internet Software & Services — 0.3%
4	Google, Inc., Class A (a)	1,138
	Machinery — 1.3%
132	Joy Global, Inc.	3,014
94	Kennametal, Inc.	2,083
		5,097
	Media — 5.1%
427	News Corp., Class A	3,881
227	Time Warner Cable, Inc., Class A (a)	4,864
465	Time Warner, Inc.	4,676
127	Virgin Media, Inc. (c)	633
249	Walt Disney Co. (The) (c)	5,640
		19,694
	Multi-Utilities — 0.8%
295	CMS Energy Corp.	2,978
	Oil, Gas & Consumable Fuels — 15.3%
24	Anadarko Petroleum Corp.	919
39	Apache Corp.	2,881
112	Chevron Corp.	8,282
17	ConocoPhillips	903
36	Consol Energy, Inc.	1,038
404	Exxon Mobil Corp.	32,258
34	Hess Corp.	1,803
165	Marathon Oil Corp.	4,513
65	Occidental Petroleum Corp.	3,908
36	Peabody Energy Corp.	826
135	Williams Cos., Inc.	1,955
		59,286
	Paper & Forest Products — 0.2%
567	Domtar Corp., (Canada) (a)	947
	Personal Products — 0.2%
26	Estee Lauder Cos., Inc. (The), Class A	812
	Pharmaceuticals — 9.5%
114	Abbott Laboratories	6,063
114	Bristol-Myers Squibb Co.	2,642
358	Merck & Co., Inc.	10,894
351	Pfizer, Inc.	6,211
376	Schering-Plough Corp.	6,405
122	Wyeth	4,580
		36,795
	Real Estate Investment Trusts (REITs) — 1.9%
27	Alexandria Real Estate Equities, Inc. (c)	1,653
129	Annaly Capital Management, Inc.	2,044
151	Kimco Realty Corp.	2,762
13	Vornado Realty Trust	772
		7,231
	Road & Rail — 1.5%
247	Hertz Global Holdings, Inc. (a) (c)	1,255
97	Norfolk Southern Corp.	4,586
		5,841
	Semiconductors & Semiconductor Equipment — 0.4%
33	Lam Research Corp. (a)	693
43	Xilinx, Inc.	766
		1,459
	Software — 1.6%
109	CA, Inc.	2,018
76	Microsoft Corp.	1,469
206	Symantec Corp. (a)	2,780
		6,267
	Specialty Retail — 0.2%
29	Advance Auto Parts, Inc.	971
	Thrifts & Mortgage Finance — 0.9%
999	MGIC Investment Corp.	3,476

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tobacco — 0.4%
102	Altria Group, Inc.	1,542
	Total Long-Term Investments (Cost $466,278)	384,488
Short-Term Investment — 1.1%
	Investment Company — 1.1%
4,056	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $4,056)	4,056

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 3.5%
	Certificate of Deposit — 0.3%
1,250	Calyon, New York, VAR, 0.397%, 03/15/10	1,208
	Corporate Notes — 0.8%
2,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	1,957
1,500	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	1,393
		3,350

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 2.4%
9,187	JPMorgan Prime Money Market Fund, Capital Shares (b)	9,187
	Total Investments of Cash Collateral for Securities on Loan (Cost $13,937)	13,745
	Total Investments — 103.5% (Cost $484,271)	402,289
	Liabilities in Excess of Other Assets — (3.5)%	(13,651)
	NET ASSETS — 100.0%	$388,638

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.6%
	Common Stocks — 95.3%
	Aerospace & Defense — 2.8%
115	Boeing Co.	4,923
203	Honeywell International, Inc.	6,678
65	Northrop Grumman Corp.	2,942
429	United Technologies Corp.	23,005
		37,548
	Air Freight & Logistics — 0.0% (g)
1	FedEx Corp.	36
	Auto Components — 1.0%
705	Johnson Controls, Inc.	12,795
	Beverages — 2.9%
484	Coca-Cola Co. (The)	21,932
52	Coca-Cola Enterprises, Inc.	631
282	PepsiCo, Inc.	15,451
		38,014
	Biotechnology — 2.9%
17	Alexion Pharmaceuticals, Inc. (a)	616
143	Amgen, Inc. (a)	8,246
221	Celgene Corp. (a) (c)	12,203
343	Gilead Sciences, Inc. (a) (c)	17,560
		38,625
	Capital Markets — 3.9%
64	Ameriprise Financial, Inc.	1,503
189	Bank of New York Mellon Corp. (The)	5,341
220	Goldman Sachs Group, Inc. (The)	18,560
115	Merrill Lynch & Co., Inc.	1,344
785	Morgan Stanley	12,588
202	State Street Corp.	7,939
259	TD AMERITRADE Holding Corp. (a)	3,690
		50,965
	Chemicals — 2.7%
16	Air Products & Chemicals, Inc.	810
71	Dow Chemical Co. (The)	1,074
144	E.l. du Pont de Nemours & Co.	3,634
127	Ecolab, Inc.	4,478
54	Monsanto Co.	3,804
— (h)	PPG Industries, Inc.	9
364	Praxair, Inc.	21,593
7	Rohm & Haas Co.	451
		35,853
	Commercial Banks — 3.0%
67	Comerica, Inc.	1,332
269	KeyCorp	2,288
31	SunTrust Banks, Inc.	930
— (h)	SVB Financial Group (a)	10
305	U.S. Bancorp	7,638
4	Wachovia Corp.	22
937	Wells Fargo & Co.	27,612
— (h)	Zions Bancorp	11
		39,843
	Communications Equipment — 5.5%
2,452	Cisco Systems, Inc. (a)	39,975
1,431	Corning, Inc.	13,635
120	Juniper Networks, Inc. (a)	2,104
1	Nokia OYJ, (Finland), ADR	8
460	QUALCOMM, Inc.	16,495
		72,217
	Computers & Peripherals — 4.8%
130	Apple, Inc. (a)	11,054
867	Hewlett-Packard Co.	31,457
191	International Business Machines Corp.	16,060
236	NetApp, Inc. (a)	3,295
101	SanDisk Corp. (a)	974
		62,840
	Construction & Engineering — 0.1%
25	Fluor Corp.	1,125
	Consumer Finance — 0.5%
92	American Express Co.	1,709
148	Capital One Financial Corp.	4,723
		6,432
	Diversified Consumer Services — 0.3%
44	ITT Educational Services, Inc. (a) (c)	4,161
	Diversified Financial Services — 2.1%
1,224	Bank of America Corp.	17,227
941	Citigroup, Inc.	6,316
7	CME Group, Inc.	1,456
89	NYSE Euronext	2,446
		27,445
	Diversified Telecommunication Services — 3.4%
745	AT&T, Inc.	21,221
697	Verizon Communications, Inc.	23,637
		44,858

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 2.9%
267	American Electric Power Co., Inc.	8,870
147	Edison International	4,712
257	Exelon Corp.	14,277
111	FirstEnergy Corp.	5,371
52	FPL Group, Inc.	2,641
1	Northeast Utilities	18
273	NV Energy, Inc.	2,699
		38,588
	Electrical Equipment — 0.0% (g)
3	Rockwell Automation, Inc.	88
	Electronic Equipment, Instruments & Components — 0.0% (g)
1	Tyco Electronics Ltd., (Bermuda)	19
	Energy Equipment & Services — 2.0%
58	Baker Hughes, Inc.	1,872
284	Halliburton Co.	5,158
98	Nabors Industries Ltd., (Bermuda) (a)	1,173
348	Schlumberger Ltd.	14,734
83	Smith International, Inc.	1,895
19	Transocean Ltd. (a)	920
101	Weatherford International Ltd. (a)	1,088
		26,840
	Food & Staples Retailing — 4.9%
419	CVS/Caremark Corp.	12,055
746	Safeway, Inc.	17,734
7	SUPERVALU, Inc.	107
758	SYSCO Corp. (c)	17,382
312	Wal-Mart Stores, Inc.	17,498
		64,776
	Food Products — 0.9%
40	General Mills, Inc.	2,412
13	JM Smucker Co. (The)	569
352	Kraft Foods, Inc., Class A	9,445
		12,426
	Health Care Equipment & Supplies — 1.2%
10	Baxter International, Inc.	561
26	C.R. Bard, Inc.	2,220
189	Covidien Ltd.	6,843
134	Medtronic, Inc.	4,214
60	Zimmer Holdings, Inc. (a)	2,422
		16,260
	Health Care Providers & Services — 2.2%
172	Aetna, Inc.	4,905
248	Cardinal Health, Inc.	8,563
— (h)	Cigna Corp.	6
136	McKesson Corp.	5,259
58	Medco Health Solutions, Inc. (a)	2,444
69	UnitedHealth Group, Inc.	1,830
153	WellPoint, Inc. (a)	6,437
		29,444
	Hotels, Restaurants & Leisure — 1.2%
— (h)	Burger King Holdings, Inc.	11
134	Carnival Corp.	3,265
626	International Game Technology	7,448
— (h)	McDonald’s Corp.	20
139	Royal Caribbean Cruises Ltd. (c)	1,910
81	Yum! Brands, Inc.	2,543
		15,197
	Household Durables — 0.2%
165	D.R. Horton, Inc.	1,166
127	KB Home (c)	1,734
1	Toll Brothers, Inc. (a)	14
		2,914
	Household Products — 2.9%
6	Colgate-Palmolive Co.	425
43	Kimberly-Clark Corp.	2,264
572	Procter & Gamble Co.	35,361
		38,050
	Industrial Conglomerates — 1.1%
844	General Electric Co.	13,667
40	Textron, Inc. (c)	554
		14,221
	Insurance — 3.0%
155	ACE Ltd., (Switzerland)	8,188
55	Aflac, Inc.	2,521
32	AON Corp.	1,446
1	Assurant, Inc.	15
30	Axis Capital Holdings Ltd., (Bermuda)	876
1	Berkshire Hathaway, Inc., Class B (a)	2,999
15	Everest Re Group Ltd., (Bermuda)	1,154
45	Hartford Financial Services Group, Inc.	740
209	MetLife, Inc. (c)	7,271
64	Prudential Financial, Inc.	1,930
203	RenaissanceRe Holdings Ltd., (Bermuda)	10,470
46	Travelers Cos., Inc. (The)	2,082

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
— (h)	XL Capital Ltd., (Bermuda), Class A	—	(h)
		39,692
	Internet & Catalog Retail — 0.2%
57	Amazon.com, Inc. (a)	2,930
	Internet Software & Services — 1.6%
61	Google, Inc., Class A (a)	18,880
205	Yahoo!, Inc. (a)	2,495
		21,375
	IT Services — 0.1%
1	Genpact Ltd., (Bermuda) (a)	9
14	Infosys Technologies Ltd., ADR, (India)	349
— (h)	MasterCard, Inc., Class A	17
20	Paychex, Inc.	522
		897
	Machinery — 1.7%
170	Caterpillar, Inc.	7,606
125	Danaher Corp.	7,094
264	PACCAR, Inc. (c)	7,560
		22,260
	Media — 3.5%
1,277	News Corp., Class A	11,604
2,142	Time Warner, Inc.	21,544
571	Walt Disney Co. (The)	12,956
		46,104
	Metals & Mining — 0.2%
60	Freeport-McMoRan Copper & Gold, Inc.	1,465
41	United States Steel Corp.	1,513
		2,978
	Multiline Retail — 0.4%
136	Kohl’s Corp. (a)	4,908
	Multi-Utilities — 0.3%
443	CMS Energy Corp.	4,481
	Oil, Gas & Consumable Fuels — 9.4%
65	Anadarko Petroleum Corp.	2,518
94	Apache Corp.	6,992
99	Chevron Corp.	7,303
7	ConocoPhillips	366
78	Devon Energy Corp.	5,141
869	Exxon Mobil Corp.	69,393
69	Hess Corp.	3,686
146	Marathon Oil Corp.	3,989
343	Occidental Petroleum Corp.	20,569
107	XTO Energy, Inc.	3,759
		123,716
	Personal Products — 0.1%
50	Estee Lauder Cos., Inc. (The), Class A	1,553
	Pharmaceuticals — 8.3%
540	Abbott Laboratories	28,824
523	Bristol-Myers Squibb Co.	12,162
119	Eli Lilly & Co.	4,791
1,219	Merck & Co., Inc.	37,069
1,151	Schering-Plough Corp.	19,596
183	Wyeth	6,868
		109,310
	Real Estate Investment Trusts (REITs) — 0.0% (g)
9	Alexandria Real Estate Equities, Inc.	561
— (h)	Apartment Investment & Management Co., Class A	—	(h)
3	MFA Financial, Inc.	20
		581
	Road & Rail — 2.6%
196	CSX Corp.	6,349
608	Norfolk Southern Corp.	28,598
		34,947
	Semiconductors & Semiconductor Equipment — 1.5%
334	Applied Materials, Inc.	3,387
2	Intel Corp.	29
161	KLA-Tencor Corp.	3,512
228	Lam Research Corp. (a)	4,845
103	Marvell Technology Group Ltd., (Bermuda) (a)	687
70	Novellus Systems, Inc. (a)	863
1	Tessera Technologies, Inc. (a)	10
388	Xilinx, Inc.	6,916
		20,249
	Software — 3.1%
1,840	Microsoft Corp.	35,775
295	Oracle Corp. (a)	5,232
10	SAP AG, (Germany), ADR (c)	366
		41,373
	Specialty Retail — 1.7%
148	Advance Auto Parts, Inc.	4,975
1	Ross Stores, Inc.	18
970	Staples, Inc.	17,379
		22,372

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 0.8%
107	Nike, Inc., Class B	5,482
17	Polo Ralph Lauren Corp.	792
68	V.F. Corp.	3,723
		9,997
	Tobacco — 1.3%
444	Altria Group, Inc.	6,685
248	Philip Morris International, Inc.	10,812
		17,497
	Trading Companies & Distributors — 0.0% (g)
6	GATX Corp.	192
	Wireless Telecommunication Services — 0.1%
513	Sprint Nextel Corp. (a)	938
	Total Common Stocks (Cost $1,367,389)	1,259,930
	Investment Company — 0.3%
106	iShares Dow Jones US Real Estate Index Fund (Cost $3,474)	3,947

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.0% (g)
110	U.S. Treasury Note, 4.875%, 06/30/09 (k) (Cost $112)	113
	Total Long-Term Investments (Cost $1,370,975)	1,263,990

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
42,691	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $42,691)	42,691
Investments of Cash Collateral for Securities on Loan — 2.1%
	Investment Company — 2.1%
28,038	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $28,038)	28,038
	Total Investments — 100.9% (Cost $1,441,704)	1,334,719
	Liabilities in Excess of Other Assets — (0.9)%	(11,938)
	NET ASSETS — 100.0%	$1,322,781

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
170	S&P 500 Index	03/19/09	$38,254	$977

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 114.5% (j)
Long-Term Investments — 111.7%
	Common Stocks — 111.4%
	Aerospace & Defense — 3.7%
262	Boeing Co.	11,196
481	Honeywell International, Inc.	15,801
480	Northrop Grumman Corp.	21,601
1,092	United Technologies Corp.	58,521
		107,119
	Auto Components — 1.0%
1,546	Johnson Controls, Inc.	28,070
	Beverages — 3.1%
1,140	Coca-Cola Co. (The)	51,594
473	Coca-Cola Enterprises, Inc.	5,687
607	PepsiCo, Inc.	33,251
		90,532
	Biotechnology — 3.2%
42	Alexion Pharmaceuticals, Inc. (a)	1,507
355	Amgen, Inc. (a)	20,530
491	Celgene Corp. (a)	27,148
829	Gilead Sciences, Inc. (a)	42,373
		91,558
	Capital Markets — 4.4%
135	Ameriprise Financial, Inc.	3,153
403	Bank of New York Mellon Corp. (The)	11,416
592	Goldman Sachs Group, Inc. (The)	49,975
291	Merrill Lynch & Co., Inc.	3,383
1,813	Morgan Stanley	29,075
438	State Street Corp.	17,215
1,001	TD AMERITRADE Holding Corp. (a)	14,259
		128,476
	Chemicals — 3.4%
144	Dow Chemical Co. (The)	2,171
423	E.l. du Pont de Nemours & Co.	10,707
301	Ecolab, Inc.	10,591
125	Monsanto Co.	8,803
1,085	Praxair, Inc.	64,402
14	Rohm & Haas Co.	834
		97,508
	Commercial Banks — 3.5%
167	Comerica, Inc.	3,319
992	KeyCorp	8,454
31	SunTrust Banks, Inc.	908
673	U.S. Bancorp	16,837
2,446	Wells Fargo & Co.	72,112
		101,630
	Communications Equipment — 5.8%
5,734	Cisco Systems, Inc. (a)	93,462
3,308	Corning, Inc.	31,522
253	Juniper Networks, Inc. (a)	4,423
1,025	QUALCOMM, Inc.	36,723
		166,130
	Computers & Peripherals — 5.3%
304	Apple, Inc. (a)	25,988
2,073	Hewlett-Packard Co.	75,244
449	International Business Machines Corp.	37,808
825	NetApp, Inc. (a)	11,521
253	SanDisk Corp. (a)	2,426
		152,987
	Construction & Engineering — 0.1%
63	Fluor Corp.	2,810
	Consumer Finance — 0.6%
230	American Express Co.	4,268
456	Capital One Financial Corp.	14,527
		18,795
	Diversified Consumer Services — 0.3%
105	ITT Educational Services, Inc. (a)	9,982
	Diversified Financial Services — 2.3%
2,859	Bank of America Corp.	40,260
2,172	Citigroup, Inc.	14,575
18	CME Group, Inc.	3,652
325	NYSE Euronext	8,887
		67,374
	Diversified Telecommunication Services — 3.5%
1,769	AT&T, Inc.	50,413
— (h)	Fairpoint Communications, Inc.	—	(h)
1,489	Verizon Communications, Inc.	50,477
		100,890
	Electric Utilities — 3.8%
818	American Electric Power Co., Inc.	27,236
296	Edison International	9,516
662	Exelon Corp.	36,803
402	FirstEnergy Corp.	19,541
210	FPL Group, Inc.	10,561
684	NV Energy, Inc.	6,765
		110,422

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   39

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 0.3%
241	Rockwell Automation, Inc.	7,780
	Energy Equipment & Services — 2.2%
78	Baker Hughes, Inc.	2,489
682	Halliburton Co.	12,394
244	Nabors Industries Ltd., (Bermuda) (a)	2,918
874	Schlumberger Ltd.	36,984
193	Smith International, Inc.	4,419
48	Transocean Ltd. (a)	2,280
248	Weatherford International Ltd. (a)	2,687
		64,171
	Food & Staples Retailing — 5.7%
1,128	CVS/Caremark Corp.	32,411
1,719	Safeway, Inc.	40,861
2,108	SYSCO Corp.	48,347
745	Wal-Mart Stores, Inc.	41,744
		163,363
	Food Products — 1.1%
69	General Mills, Inc.	4,167
33	JM Smucker Co. (The)	1,415
983	Kraft Foods, Inc., Class A	26,398
		31,980
	Health Care Equipment & Supplies — 1.7%
35	C.R. Bard, Inc.	2,958
567	Covidien Ltd.	20,566
554	Medtronic, Inc.	17,407
198	Zimmer Holdings, Inc. (a)	8,014
		48,945
	Health Care Providers & Services — 2.9%
332	Aetna, Inc.	9,451
724	Cardinal Health, Inc.	24,945
28	Laboratory Corp. of America Holdings (a)	1,788
425	McKesson Corp.	16,478
241	Medco Health Solutions, Inc. (a)	10,110
171	UnitedHealth Group, Inc.	4,539
382	WellPoint, Inc. (a)	16,090
		83,401
	Hotels, Restaurants & Leisure — 1.3%
218	Carnival Corp.	5,299
1,563	International Game Technology	18,578
545	Royal Caribbean Cruises Ltd.	7,489
167	Yum! Brands, Inc.	5,246
		36,612
	Household Durables — 0.5%
743	D.R. Horton, Inc.	5,253
700	KB Home	9,537
		14,790
	Household Products — 3.0%
107	Kimberly-Clark Corp.	5,628
1,295	Procter & Gamble Co.	80,035
		85,663
	Industrial Conglomerates — 1.1%
1,946	General Electric Co.	31,523
89	Textron, Inc.	1,233
		32,756
	Insurance — 3.7%
404	ACE Ltd., (Switzerland)	21,365
126	Aflac, Inc.	5,764
79	AON Corp.	3,605
49	Axis Capital Holdings Ltd., (Bermuda)	1,429
2	Berkshire Hathaway, Inc., Class B (a)	7,521
38	Everest Re Group Ltd., (Bermuda)	2,868
113	Hartford Financial Services Group, Inc.	1,855
507	MetLife, Inc.	17,658
158	Prudential Financial, Inc.	4,785
542	RenaissanceRe Holdings Ltd., (Bermuda)	27,971
262	Travelers Cos., Inc. (The)	11,848
		106,669
	Internet & Catalog Retail — 0.3%
143	Amazon.com, Inc. (a)	7,337
	Internet Software & Services — 1.9%
155	Google, Inc., Class A (a)	47,702
473	Yahoo!, Inc. (a)	5,776
		53,478
	IT Services — 0.3%
80	Infosys Technologies Ltd., (India), ADR	1,970
47	MasterCard, Inc., Class A	6,698
		8,668
	Machinery — 2.3%
553	Caterpillar, Inc.	24,703
251	Danaher Corp.	14,220
122	Deere & Co.	4,687
172	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	2,979
737	PACCAR, Inc.	21,069
		67,658

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 4.0%
3,009	News Corp., Class A	27,349
5,970	Time Warner, Inc.	60,054
1,274	Walt Disney Co. (The)	28,903
		116,306
	Metals & Mining — 0.5%
432	Freeport-McMoRan Copper & Gold, Inc.	10,560
99	United States Steel Corp.	3,699
		14,259
	Multiline Retail — 0.4%
329	Kohl’s Corp. (a)	11,915
	Multi-Utilities — 0.4%
1,110	CMS Energy Corp.	11,222
	Oil, Gas & Consumable Fuels — 10.3%
164	Anadarko Petroleum Corp.	6,308
216	Apache Corp.	16,103
245	Chevron Corp.	18,100
142	Devon Energy Corp.	9,323
1,990	Exxon Mobil Corp.	158,854
164	Hess Corp.	8,778
339	Marathon Oil Corp.	9,276
769	Occidental Petroleum Corp.	46,149
252	Valero Energy Corp.	5,445
513	XTO Energy, Inc.	18,086
		296,422
	Personal Products — 0.3%
148	Avon Products, Inc.	3,555
126	Estee Lauder Cos., Inc. (The), Class A	3,887
		7,442
	Pharmaceuticals — 9.6%
1,485	Abbott Laboratories	79,241
1,359	Bristol-Myers Squibb Co.	31,596
296	Eli Lilly & Co.	11,907
2,910	Merck & Co., Inc.	88,469
2,799	Schering-Plough Corp.	47,673
456	Wyeth	17,094
		275,980
	Road & Rail — 3.4%
596	CSX Corp.	19,346
1,544	Norfolk Southern Corp.	72,663
119	Union Pacific Corp.	5,707
		97,716
	Semiconductors & Semiconductor Equipment — 2.0%
830	Applied Materials, Inc.	8,404
643	Atmel Corp. (a)	2,011
399	KLA-Tencor Corp.	8,704
670	Lam Research Corp. (a)	14,255
252	Marvell Technology Group Ltd., (Bermuda) (a)	1,682
175	Novellus Systems, Inc. (a)	2,155
1,147	Xilinx, Inc.	20,446
		57,657
	Software — 3.5%
4,548	Microsoft Corp.	88,404
732	Oracle Corp. (a)	12,982
18	VMware, Inc., Class A (a)	422
		101,808
	Specialty Retail — 2.3%
632	Advance Auto Parts, Inc.	21,255
2,573	Staples, Inc.	46,108
		67,363
	Textiles, Apparel & Luxury Goods — 0.9%
205	Nike, Inc., Class B	10,434
97	Phillips-Van Heusen Corp.	1,954
30	Polo Ralph Lauren Corp.	1,350
215	V.F. Corp.	11,762
		25,500
	Thrifts & Mortgage Finance — 0.0% (g)
116	New York Community Bancorp, Inc.	1,392
	Tobacco — 1.4%
1,018	Altria Group, Inc.	15,329
583	Philip Morris International, Inc.	25,365
		40,694
	Wireless Telecommunication Services — 0.1%
1,010	Sprint Nextel Corp. (a)	1,847
	Total Common Stocks (Cost $3,895,201)	3,215,077
	Investment Companies — 0.3%
227	Financial Select Sector SPDR Fund	2,870
167	iShares Dow Jones US Real Estate Index Fund	6,213
	Total Investment Companies (Cost $8,155)	9,083
	Total Long-Term Investments (Cost $3,903,356)	3,224,160

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   41

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.8%
	Investment Company — 2.8%
81,149	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $81,149)	81,149
	Total Investments — 114.5% (Cost $3,984,505)	3,305,309
	Liabilities in Excess of Other Assets — (14.5)%	(419,649)
	NET ASSETS — 100.0%	$2,885,660
Short Positions — 15.0%
	Common Stocks — 15.0%
	Aerospace & Defense — 0.7%
214	General Dynamics Corp.	12,296
167	Raytheon Co.	8,498
		20,794
	Air Freight & Logistics — 0.6%
100	FedEx Corp.	6,393
177	United Parcel Service, Inc., Class B	9,789
		16,182
	Biotechnology — 0.3%
82	Genzyme Corp. (a)	5,420
65	United Therapeutics Corp. (a)	4,076
		9,496
	Capital Markets — 0.4%
385	Charles Schwab Corp. (The)	6,221
177	T. Rowe Price Group, Inc.	6,264
		12,485
	Chemicals — 0.2%
109	Eastman Chemical Co.	3,465
202	H.B. Fuller Co.	3,258
		6,723
	Commercial Banks — 0.2%
62	BancorpSouth, Inc.	1,457
180	Fulton Financial Corp.	1,730
51	Marshall & Ilsley Corp.	696
77	Regions Financial Corp.	610
44	UMB Financial Corp.	2,153
		6,646
	Computers & Peripherals — 0.1%
280	EMC Corp. (a)	2,933
	Diversified Financial Services — 0.1%
137	NASDAQ OMX Group, Inc. (The) (a)	3,380
	Electric Utilities — 0.9%
370	Duke Energy Corp.	5,548
528	Southern Co.	19,534
		25,082
	Electrical Equipment — 0.3%
254	Emerson Electric Co.	9,312
	Electronic Equipment, Instruments & Components — 0.2%
270	Agilent Technologies, Inc. (a)	4,223
	Energy Equipment & Services — 0.3%
327	ENSCO International, Inc.	9,297
	Food & Staples Retailing — 0.3%
79	Costco Wholesale Corp.	4,135
201	Walgreen Co.	4,956
		9,091
	Food Products — 0.3%
259	H.J. Heinz Co.	9,735
	Health Care Equipment & Supplies — 0.6%
273	St. Jude Medical, Inc. (a)	8,989
105	Stryker Corp.	4,206
114	Varian Medical Systems, Inc. (a)	3,978
		17,173
	Health Care Providers & Services — 0.5%
273	AmerisourceBergen Corp.	9,738
42	Express Scripts, Inc. (a)	2,293
41	Quest Diagnostics, Inc.	2,134
		14,165
	Household Durables — 0.2%
469	Pulte Homes, Inc.	5,131
	Household Products — 0.6%
155	Church & Dwight Co., Inc.	8,721
151	Clorox Co.	8,379
		17,100
	Industrial Conglomerates — 0.4%
216	3M Co.	12,402
	Insurance — 0.3%
140	Chubb Corp. (The)	7,118
190	Progressive Corp. (The)	2,819
		9,937
	IT Services — 0.3%
116	SAIC, Inc. (a)	2,256
144	Visa, Inc., Class A	7,532
		9,788

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — 1.6%
159	AGCO Corp. (a)	3,746
389	Dover Corp.	12,799
63	Eaton Corp.	3,137
247	Illinois Tool Works, Inc.	8,665
369	ITT Corp.	16,957
		45,304
	Media — 0.6%
1,055	CBS Corp., Class B	8,642
168	Comcast Corp., Class A	2,829
199	New York Times Co. (The), Class A	1,457
130	Scripps Networks Interactive, Inc., Class A	2,859
		15,787
	Metals & Mining — 0.3%
819	Alcoa, Inc.	9,223
	Multiline Retail — 0.1%
69	Target Corp.	2,386
	Multi-Utilities — 0.3%
215	Dominion Resources, Inc.	7,717
13	Wisconsin Energy Corp.	558
		8,275
	Oil, Gas & Consumable Fuels — 0.8%
187	EOG Resources, Inc.	12,420
215	Sunoco, Inc.	9,360
		21,780
	Pharmaceuticals — 0.8%
366	Johnson & Johnson	21,884
	Real Estate Investment Trusts (REITs) — 0.4%
97	Boston Properties, Inc.	5,350
126	Home Properties, Inc.	5,113
		10,463
	Road & Rail — 0.5%
481	Heartland Express, Inc.	7,576
246	Knight Transportation, Inc.	3,962
179	Werner Enterprises, Inc.	3,107
		14,645
	Semiconductors & Semiconductor Equipment — 0.6%
844	Intel Corp.	12,369
259	Texas Instruments, Inc.	4,026
		16,395
	Specialty Retail — 0.8%
36	AutoZone, Inc. (a)	4,961
116	Bed Bath & Beyond, Inc. (a)	2,954
55	Best Buy Co., Inc.	1,547
136	Home Depot, Inc.	3,122
126	Lowe’s Cos., Inc.	2,714
173	O’Reilly Automotive, Inc. (a)	5,327
163	TJX Cos., Inc.	3,346
		23,971
	Thrifts & Mortgage Finance — 0.4%
769	Hudson City Bancorp, Inc.	12,281
	Total Short Positions (Proceeds $499,541)	$433,469

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
300	S&P 500 Index	03/19/09	$67,508	$1,136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   43

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 114.8% (j)
Long-Term Investments — 111.7%
	Common Stocks — 111.7%
	Aerospace & Defense — 3.2%
— (h)	Boeing Co.	12
2	Honeywell International, Inc.	63
— (h)	Precision Castparts Corp.	11
2	Spirit Aerosystems Holdings, Inc., Class A (a)	21
1	United Technologies Corp.	49
		156
	Auto Components — 1.1%
3	Johnson Controls, Inc.	52
	Beverages — 0.6%
1	Coca-Cola Co. (The)	31
	Biotechnology — 2.0%
1	BioMarin Pharmaceutical, Inc. (a)	16
1	Celgene Corp. (a)	35
1	Gilead Sciences, Inc. (a)	47
		98
	Capital Markets — 7.7%
1	Bank of New York Mellon Corp. (The)	17
1	Goldman Sachs Group, Inc. (The)	117
1	Merrill Lynch & Co., Inc.	17
8	Morgan Stanley	131
1	State Street Corp.	35
4	TD AMERITRADE Holding Corp. (a)	54
		371
	Chemicals — 4.7%
1	Air Products & Chemicals, Inc.	51
2	Dow Chemical Co. (The)	33
1	E.l. du Pont de Nemours & Co.	23
— (h)	PPG Industries, Inc.	8
— (h)	Praxair, Inc.	28
1	Rohm & Haas Co.	82
		225
	Commercial Banks — 3.7%
4	KeyCorp	36
1	U.S. Bancorp	32
3	Wachovia Corp.	16
3	Wells Fargo & Co.	95
		179
	Commercial Services & Supplies — 0.4%
1	Republic Services, Inc.	17
	Communications Equipment — 2.8%
5	Cisco Systems, Inc. (a)	88
5	Corning, Inc.	45
		133
	Computers & Peripherals — 0.6%
2	NetApp, Inc. (a)	30
	Construction Materials — 0.1%
— (h)	Vulcan Materials Co.	6
	Consumer Finance — 2.8%
1	Capital One Financial Corp.	40
10	SLM Corp. (a)	93
		133
	Containers & Packaging — 0.7%
1	Ball Corp.	33
	Diversified Consumer Services — 0.7%
— (h)	ITT Educational Services, Inc. (a)	32
	Diversified Financial Services — 3.4%
7	Bank of America Corp.	97
3	CIT Group, Inc.	15
5	Citigroup, Inc.	35
1	NYSE Euronext	16
		163
	Diversified Telecommunication Services — 5.6%
8	Verizon Communications, Inc.	271
	Electric Utilities — 4.8%
2	American Electric Power Co., Inc.	80
1	Edison International	45
1	Exelon Corp.	41
1	FirstEnergy Corp.	27
4	NV Energy, Inc.	36
		229
	Electronic Equipment, Instruments & Components — 0.5%
1	Avnet, Inc. (a)	13
1	Tyco Electronics Ltd., (Bermuda)	13
		26
	Energy Equipment & Services — 0.6%
— (h)	Baker Hughes, Inc.	12
— (h)	Diamond Offshore Drilling, Inc.	3
1	Halliburton Co.	13
		28

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 5.8%
2	CVS/Caremark Corp.	72
7	Safeway, Inc.	157
2	SYSCO Corp.	37
— (h)	Wal-Mart Stores, Inc.	13
		279
	Food Products — 0.7%
1	General Mills, Inc.	32
	Health Care Equipment & Supplies — 0.6%
1	Medtronic, Inc.	28
	Health Care Providers & Services — 3.2%
1	Aetna, Inc.	36
1	Cardinal Health, Inc.	22
— (h)	McKesson Corp.	15
2	WellPoint, Inc. (a)	81
		154
	Hotels, Restaurants & Leisure — 1.2%
1	International Game Technology	16
— (h)	MGM Mirage (a)	4
3	Royal Caribbean Cruises Ltd.	36
		56
	Household Products — 2.8%
2	Procter & Gamble Co.	135
	Industrial Conglomerates — 1.8%
5	General Electric Co.	85
	Insurance — 6.2%
2	ACE Ltd., (Switzerland)	85
— (h)	AON Corp.	9
2	Assurant, Inc.	59
— (h)	Axis Capital Holdings Ltd., (Bermuda)	12
7	Genworth Financial, Inc., Class A	19
— (h)	MetLife, Inc.	15
1	RenaissanceRe Holdings Ltd., (Bermuda)	39
1	Travelers Cos., Inc. (The)	58
		296
	Internet & Catalog Retail — 0.2%
— (h)	Amazon.com, Inc. (a)	8
	Internet Software & Services — 0.3%
— (h)	Google, Inc., Class A (a)	12
	IT Services — 0.5%
— (h)	Affiliated Computer Services, Inc., Class A (a)	5
1	Genpact Ltd., (Bermuda) (a)	7
— (h)	Paychex, Inc.	11
		23
	Machinery — 1.3%
2	Joy Global, Inc.	39
1	Kennametal, Inc.	25
		64
	Media — 5.2%
5	News Corp., Class A	44
3	Time Warner Cable, Inc., Class A (a)	58
7	Time Warner, Inc.	69
2	Virgin Media, Inc.	8
3	Walt Disney Co. (The)	74
		253
	Metals & Mining — 0.2%
— (h)	Freeport-McMoRan Copper & Gold, Inc.	12
	Multiline Retail — 0.4%
1	Family Dollar Stores, Inc.	15
— (h)	Kohl’s Corp. (a)	6
		21
	Multi-Utilities — 1.2%
6	CMS Energy Corp.	56
	Oil, Gas & Consumable Fuels — 15.0%
— (h)	Anadarko Petroleum Corp.	11
— (h)	Apache Corp.	34
1	Chevron Corp.	98
— (h)	ConocoPhillips	11
— (h)	Consol Energy, Inc.	13
5	Exxon Mobil Corp.	380
— (h)	Hess Corp.	23
2	Marathon Oil Corp.	62
1	Occidental Petroleum Corp.	46
— (h)	Peabody Energy Corp.	10
2	Williams Cos., Inc.	23
— (h)	XTO Energy, Inc.	9
		720
	Paper & Forest Products — 0.4%
13	Domtar Corp., (Canada) (a)	22
	Personal Products — 0.2%
— (h)	Estee Lauder Cos., Inc. (The), Class A	10
	Pharmaceuticals — 9.0%
1	Abbott Laboratories	72
1	Bristol-Myers Squibb Co.	32
4	Merck & Co., Inc.	128
4	Pfizer, Inc.	74
4	Schering-Plough Corp.	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   45

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
1	Wyeth	54
		435
	Real Estate Investment Trusts (REITs) — 2.5%
— (h)	Alexandria Real Estate Equities, Inc.	20
1	American Campus Communities, Inc.	15
2	Annaly Capital Management, Inc.	24
— (h)	Essex Property Trust, Inc.	8
2	Kimco Realty Corp.	34
— (h)	Liberty Property Trust	6
— (h)	Vornado Realty Trust	14
		121
	Road & Rail — 1.9%
— (h)	CSX Corp.	12
3	Hertz Global Holdings, Inc. (a)	15
1	Norfolk Southern Corp.	66
		93
	Semiconductors & Semiconductor Equipment — 1.3%
— (h)	Altera Corp.	8
— (h)	KLA-Tencor Corp.	8
1	Lam Research Corp. (a)	15
1	Tessera Technologies, Inc. (a)	15
1	Xilinx, Inc.	16
		62
	Software — 1.6%
1	CA, Inc.	24
1	Microsoft Corp.	17
2	Symantec Corp. (a)	33
— (h)	VMware, Inc., Class A (a)	4
		78
	Specialty Retail — 0.5%
1	Advance Auto Parts, Inc.	23
	Thrifts & Mortgage Finance — 0.9%
12	MGIC Investment Corp.	43
	Tobacco — 0.4%
1	Altria Group, Inc.	18
	Wireless Telecommunication Services — 0.4%
1	Crown Castle International Corp. (a)	17
	Total Long-Term Investments (Cost $6,121)	5,369
Short-Term Investment — 3.1%
	Investment Company — 3.1%
149	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $149)	149
	Total Investments — 114.8% (Cost $6,270)	5,518
	Liabilities in Excess of Other Assets — (14.8)%	(710)
	NET ASSETS — 100.0%	$4,808
Short Positions — 14.8%
	Common Stocks — 14.8%
	Air Freight & Logistics — 0.5%
— (h)	FedEx Corp.	10
— (h)	United Parcel Service, Inc., Class B	13
		23
	Biotechnology — 0.4%
— (h)	Genzyme Corp. (a)	18
	Chemicals — 2.2%
— (h)	CF Industries Holdings, Inc.	7
— (h)	Eastman Chemical Co.	7
1	H.B. Fuller Co.	22
— (h)	Monsanto Co.	9
2	Nalco Holding Co.	23
1	Nova Chemicals Corp., (Canada)	6
1	OM Group, Inc. (a)	23
— (h)	Terra Industries, Inc.	7
		104
	Commercial Banks — 0.4%
— (h)	UMB Financial Corp.	18
	Computers & Peripherals — 0.4%
2	EMC Corp. (a)	19
	Diversified Financial Services — 0.5%
1	NASDAQ OMX Group, Inc. (The) (a)	25
	Electric Utilities — 1.0%
1	Duke Energy Corp.	13
1	Southern Co.	37
		50
	Electrical Equipment — 0.2%
— (h)	Emerson Electric Co.	11
	Energy Equipment & Services — 0.1%
— (h)	ENSCO International, Inc.	5

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food & Staples Retailing — 0.6%
— (h)	Costco Wholesale Corp.	14
1	Kroger Co. (The)	14
		28
	Health Care Equipment & Supplies — 0.7%
1	St. Jude Medical, Inc. (a)	34
	Hotels, Restaurants & Leisure — 0.4%
— (h)	Starbucks Corp. (a)	3
1	Yum! Brands, Inc.	17
		20
	Insurance — 0.6%
— (h)	Markel Corp. (a)	18
— (h)	Marsh & McLennan Cos., Inc.	9
		27
	Internet Software & Services — 0.2%
1	eBay, Inc. (a)	8
	Machinery — 1.0%
— (h)	Illinois Tool Works, Inc.	6
1	ITT Corp.	41
		47
	Media — 0.5%
— (h)	Omnicom Group, Inc.	12
1	Scripps Networks Interactive, Inc., Class A	13
		25
	Metals & Mining — 0.8%
2	Alcoa, Inc.	19
— (h)	Nucor Corp.	21
		40
	Multiline Retail — 0.0% (g)
— (h)	Nordstrom, Inc.	2
	Oil, Gas & Consumable Fuels — 0.2%
— (h)	EOG Resources, Inc.	8
	Paper & Forest Products — 0.3%
1	International Paper Co.	13
	Pharmaceuticals — 0.2%
1	Medicines Co. (The) (a)	11
	Real Estate Investment Trusts (REITs) — 1.2%
1	HCP, Inc.	24
— (h)	Home Properties, Inc.	17
— (h)	Public Storage	17
		58
	Road & Rail — 0.5%
1	Heartland Express, Inc.	14
1	Werner Enterprises, Inc.	10
		24
	Semiconductors & Semiconductor Equipment — 0.8%
1	Linear Technology Corp.	18
1	Maxim Integrated Products, Inc.	12
1	Microchip Technology, Inc.	10
		40
	Specialty Retail — 0.7%
— (h)	AutoZone, Inc. (a)	6
— (h)	Best Buy Co., Inc.	10
1	Gap, Inc. (The)	11
— (h)	O’Reilly Automotive, Inc. (a)	5
— (h)	Tiffany & Co.	2
		34
	Thrifts & Mortgage Finance — 0.4%
1	Hudson City Bancorp, Inc.	18
	Total Short Positions (Proceeds $870)	$710

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   47

JPMorgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depositary Receipt

SPDR—	Standard & Poor’s Depository Receipts

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund	Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$136,589		$133,915		$276,484	$514,963
Investments in affiliates, at value	2,494		8,262		17,409	34,353
Total investment securities, at value	139,083		142,177		293,893	549,316
Cash	2		—	(b)	46	2
Receivables:
Investment securities sold	183		—		731	—
Fund shares sold	12		3,356		94	300
Interest and dividends	348		340		542	1,051
Variation margin on futures contracts	19		—		—	—
Litigation receivable	312		—		—	—
Total Assets	139,959		145,873		295,306	550,669

LIABILITIES:
Payables:
Dividends	—		141		—	—
Investment securities purchased	247		—		761	8,819
Collateral for securities lending program	1,579		4,175		10,551	17,287
Fund shares redeemed	185		181		326	1,235
Accrued liabilities:
Investment advisory fees	25		46		93	216
Administration fees	1		10		26	47
Shareholder servicing fees	7		8		58	20
Distribution fees	—	(b)	22		62	55
Custodian and accounting fees	4		4		1	18
Trustees’ and Chief Compliance Officer’s fees	2		5		27	4
Other	34		65		240	89
Total Liabilities	2,084		4,657		12,145	27,790
Net Assets	$137,875		$141,216		$283,161	$522,879

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund	Large Cap Growth Fund
NET ASSETS:
Paid in capital	$435,505	$133,727	$397,297	$888,818
Accumulated undistributed (distributions in excess of) net investment income	100	16	(115)	480
Accumulated net realized gains (losses)	(296,118)	(5,191)	(51,421)	(321,411)
Net unrealized appreciation (depreciation)	(1,612)	12,664	(62,600)	(45,008)
Total Net Assets	$137,875	$141,216	$283,161	$522,879

Net Assets:
Class A	$1,028	$70,462	$271,890	$155,355
Class B	—	9,468	7,204	30,285
Class C	—	3,497	2,246	6,938
Class R2	—	—	—	47
Select Class	10,292	57,789	1,821	330,254
Institutional Class	48,462	—	—	—
Ultra	78,093	—	—	—
Total	$137,875	$141,216	$283,161	$522,879

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	93	10,525	13,713	12,188
Class B	—	1,423	372	2,634
Class C	—	526	121	608
Class R2	—	—	—	4
Select Class	929	8,540	88	26,115
Institutional Class	4,383	—	—	—
Ultra	7,063	—	—	—

Net Asset Value:
Class A — Redemption price per share	$11.05	$6.69	$19.83	$12.75
Class B — Offering price per share (a)	—	6.65	19.39	11.50
Class C — Offering price per share (a)	—	6.65	18.51	11.41
Class R2 — Offering and redemption price per share	—	—	—	12.74
Select Class — Offering and redemption price per share	11.08	6.77	20.58	12.65
Institutional Class — Offering and redemption price per share	11.06	—	—	—
Ultra — Offering and redemption price per share	11.06	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.66	$7.06	$20.93	$13.46

Cost of investments in non-affiliates	$138,240	$121,251	$339,084	$559,971
Cost of investments in affiliates	2,494	8,262	17,409	34,353
Value of securities on loan	1,524	3,149	9,621	17,074

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
ASSETS:
Investments in non-affiliates, at value	$389,046	$1,263,990	$3,224,160	$5,369
Investments in affiliates, at value	13,243	70,729	81,149	149
Total investment securities, at value	402,289	1,334,719	3,305,309	5,518
Cash	11	109	622	—
Deposits with broker for futures	—	5,346	9,450	—
Receivables:
Investment securities sold	—	1,838	2,828	13
Fund shares sold	47	10,881	7,347	69
Interest and dividends	874	3,039	7,375	13
Due from Advisor	—	—	—	38
Variation margin on futures contracts	—	405	893	—
Total Assets	403,221	1,356,337	3,333,824	5,651

LIABILITIES:
Payables:
Due to custodian	—	—	—	25
Dividends for securities sold short	—	—	583	1
Investment securities purchased	—	1,630	2,896	91
Securities sold short, at value	—	—	433,469	710
Collateral for securities lending program	13,937	28,038	—	—
Fund shares redeemed	327	3,019	8,913	—
Accrued liabilities:
Investment advisory fees	126	420	1,586	—
Administration fees	37	96	100	—
Shareholder servicing fees	71	176	468	1
Distribution fees	8	27	42	—	(b)
Custodian and accounting fees	9	12	23	3
Trustees’ and Chief Compliance Officer’s fees	4	10	15	—	(b)
Other	64	128	69	12
Total Liabilities	14,583	33,556	448,164	843
Net Assets	$388,638	$1,322,781	$2,885,660	$4,808

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
NET ASSETS:
Paid in capital	$591,862	$1,626,350	$4,127,549	$6,589
Accumulated undistributed (distributions in excess of) net investment income	48	6,952	616	(3)
Accumulated net realized gains (losses)	(121,290)	(204,513)	(630,517)	(1,186)
Net unrealized appreciation (depreciation)	(81,982)	(106,008)	(611,988)	(592)
Total Net Assets	$388,638	$1,322,781	$2,885,660	$4,808

Net Assets:
Class A	$19,951	$86,192	$110,803	$92
Class B	4,325	7,989	—	—
Class C	1,667	7,039	33,233	124
Class R2	47	47	47	—
Class R5	22,048	76,237	47,512	15
Select Class	340,600	951,986	2,694,065	4,577
Institutional Class	—	193,291	—	—
Total	$388,638	$1,322,781	$2,885,660	$4,808

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,594	12,449	8,292	10
Class B	570	1,168	—	—
Class C	220	1,031	2,507	14
Class R2	6	7	4	—
Class R5	2,906	11,006	3,539	2
Select Class	44,844	137,638	200,958	513
Institutional Class	—	27,915	—	—

Net Asset Value:
Class A — Redemption price per share	$7.69	$6.92	$13.36	$8.92
Class B — Offering price per share (a)	7.59	6.84	—	—
Class C — Offering price per share (a)	7.55	6.83	13.26	8.94
Class R2 — Offering and redemption price per share	7.68	6.92	13.32	—
Class R5 — Offering and redemption price per share	7.59	6.93	13.43	8.92
Select Class — Offering and redemption price per share	7.60	6.92	13.41	8.92
Institutional Class — Offering and redemption price per share	—	6.92	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.12	$7.30	$14.10	$9.41

Cost of investments in non-affiliates	$471,028	$1,370,975	$3,903,356	$6,121
Cost of investments in affiliates	13,243	70,729	81,149	149
Value of securities on loan	14,057	30,469	—	—
Proceeds from securities sold short	—	—	499,541	870

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   53

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,393	$3,196	$5,280	$4,119
Dividend income from affiliates (a)	24	53	114	236
Interest income from non-affiliates	3	—	—	—
Income from securities lending (net)	24	47	96	61
Total investment income	2,444	3,296	5,490	4,416

EXPENSES:
Investment advisory fees	217	325	717	1,740
Administration fees	91	85	188	363
Distribution fees:
Class A	1	105	427	249
Class B	—	44	36	161
Class C	—	14	11	35
Class R2	—	—	—	— (b)
Shareholder servicing fees:
Class A	1	105	427	249
Class B	—	15	12	54
Class C	—	5	4	12
Class R2	—	—	—	— (b)
Select Class	18	79	6	553
Institutional Class	31	—	—	—
Custodian and accounting fees	19	16	9	23
Interest expense to affiliates	—	— (b)	— (b)	4
Professional fees	32	22	24	20
Trustees’ and Chief Compliance Officer’s fees	1	1	2	4
Printing and mailing costs	—	22	14	35
Registration and filing fees	17	27	16	21
Transfer agent fees	14	170	410	715
Other	—	4	8	6
Total expenses	442	1,039	2,311	4,244
Less amounts waived	(86)	(100)	(18)	(341)
Less earnings credits	— (b)	— (b)	— (b)	(1)
Net expenses	356	939	2,293	3,902
Net investment income (loss)	2,088	2,357	3,197	514

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,942)	(4,367)	(45,652)	28,367
Futures	(877)	—	—	—
Net realized gain (loss)	(19,819)	(4,367)	(45,652)	28,367
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(38,161)	(34,549)	(76,745)	(321,080)
Futures	152	—	—	—
Change in net unrealized appreciation (depreciation)	(38,009)	(34,549)	(76,745)	(321,080)
Net realized/unrealized gains (losses)	(57,828)	(38,916)	(122,397)	(292,713)
Change in net assets resulting from operations	$(55,740)	$(36,559)	$(119,200)	$(292,199)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,018	$16,998	$43,740 (c)	$69
Dividend income from affiliates (a)	70	503	1,165	2
Income from securities lending (net)	95	150	—	—
Total investment income	7,183	17,651	44,905	71

EXPENSES:
Investment advisory fees	955	2,724	15,945	19
Administration fees	250	716	1,674	2
Distribution fees:
Class A	31	131	136	— (b)
Class B	21	37	—	—
Class C	8	30	132	1
Class R2	— (b)	— (b)	— (b)	—
Shareholder servicing fees:
Class A	31	131	136	— (b)
Class B	7	12	—	—
Class C	3	10	44	— (b)
Class R2	— (b)	— (b)	— (b)	—
Class R5	7	20	13	— (b)
Select Class	523	1,172	3,742	4
Institutional Class	—	111	—	—
Custodian and accounting fees	22	48	137	20
Interest expense to affiliates	— (b)	—	1	8
Professional fees	26	46	48	33
Trustees’ and Chief Compliance Officer’s fees	3	8	24	— (b)
Printing and mailing costs	12	19	163	11
Registration and filing fees	27	47	54	30
Transfer agent fees	193	383	843	10
Dividend expense on securities sold short	—	—	6,514	10
Other	13	6	14	2
Total expenses	2,132	5,651	29,620	150
Less amounts waived	(13)	(311)	(6,219)	(22)
Less earnings credits	— (b)	— (b)	(25)	—
Less expense reimbursements	—	—	—	(90)
Net expenses	2,119	5,340	23,376	38
Net investment income (loss)	5,064	12,311	21,529	33

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(95,045)	(157,893)	(568,236)	(1,188)
Futures	—	(10,650)	(15,259)	—
Securities sold short	—	—	129,741	123
Net realized gain (loss)	(95,045)	(168,543)	(453,754)	(1,065)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(58,319)	(253,874)	(574,359)	(144)
Futures	—	1,552	4,905	—
Securities sold short	—	—	26,299	107
Change in net unrealized appreciation (depreciation)	(58,319)	(252,322)	(543,155)	(37)
Net realized/unrealized gains (losses)	(153,364)	(420,865)	(996,909)	(1,102)
Change in net assets resulting from operations	$(148,300)	$(408,554)	$(975,380)	$(1,069)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Includes broker borrowing fees paid in relation to short sale transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,088	$4,387	$2,357	$7,268	$3,197	$6,001
Net realized gain (loss)	(19,819)	35,425	(4,367)	14,640	(45,652)	18,428
Change in net unrealized appreciation (depreciation)	(38,009)	(79,125)	(34,549)	(64,840)	(76,745)	(130,891)
Change in net assets resulting from operations	(55,740)	(39,313)	(36,559)	(42,932)	(119,200)	(106,462)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11)	(21)	(1,069)	(4,040)	(3,046)	(5,513)
From net realized gains	—	—	(4,654)	(16,644)	—	(71,487)
Class B
From net investment income	—	—	(116)	(370)	(62)	(96)
From net realized gains	—	—	(622)	(2,150)	—	(2,405)
Class C
From net investment income	—	—	(39)	(112)	(21)	(31)
From net realized gains	—	—	(221)	(600)	—	(691)
Select Class
From net investment income	(136)	(355)	(926)	(2,286)	(42)	(139)
From net realized gains	—	—	(3,627)	(8,762)	—	(1,637)
Institutional Class
From net investment income	(662)	(1,625)	—	—	—	—
Ultra
From net investment income	(1,111)	(2,280)	—	—	—	—
Total distributions to shareholders	(1,920)	(4,281)	(11,274)	(34,964)	(3,171)	(81,999)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(8,959)	(72,844)	5,194	(27,433)	(32,469)	8,529

NET ASSETS
Change in net assets	(66,619)	(116,438)	(42,639)	(105,329)	(154,840)	(179,932)
Beginning of period	204,494	320,932	183,855	289,184	438,001	617,933
End of period	$137,875	$204,494	$141,216	$183,855	$283,161	$438,001
Accumulated undistributed (distributions in excess of) net investment income	$100	$(68)	$16	$(191)	$(115)	$(141)

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$514	$(2,440)	$5,064	$11,388	$12,311	$17,717
Net realized gain (loss)	28,367	96,875	(95,045)	(3,368)	(168,543)	46,583
Change in net unrealized appreciation (depreciation)	(321,080)	(44,911)	(58,319)	(183,171)	(252,322)	(222,656)
Change in net assets resulting from operations	(292,199)	49,524	(148,300)	(175,151)	(408,554)	(158,356)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(215)	(510)	(350)	(1,151)
From net realized gains	—	—	—	(9,870)	(657)	(17,774)
Class B
From net investment income	—	—	(36)	(80)	(19)	(50)
From net realized gains	—	—	—	(2,730)	(61)	(2,436)
Class C
From net investment income	—	—	(13)	(29)	(16)	(34)
From net realized gains	—	—	—	(947)	(53)	(1,282)
Class R2 (a)
From net investment income	—	—	— (b)	—	—	—
From net realized gains	—	—	—	—	— (b)	—
Class R5
From net investment income	—	—	(290)	(665)	(338)	(1,131)
From net realized gains	—	—	—	(10,874)	(508)	(9,727)
Select Class
From net investment income	—	—	(4,239)	(9,533)	(3,712)	(11,367)
From net realized gains	—	—	—	(144,152)	(6,949)	(123,717)
Institutional Class
From net investment income	—	—	—	—	(964)	(3,440)
From net realized gains	—	—	—	—	(1,459)	(35,935)
Ultra
From net investment income	—	—	—	(29)	—	—
From net realized gains	—	—	—	(693)	—	—
Total distributions to shareholders	—	—	(4,793)	(180,112)	(15,086)	(208,044)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(95,328)	(158,510)	(38,284)	111,268	270,970	299,792

NET ASSETS
Change in net assets	(387,527)	(108,986)	(191,377)	(243,995)	(152,670)	(66,608)
Beginning of period	910,406	1,019,392	580,015	824,010	1,475,451	1,542,059
End of period	$522,879	$910,406	$388,638	$580,015	$1,322,781	$1,475,451
Accumulated undistributed (distributions in excess of) net investment income	$480	$(34)	$48	$(223)	$6,952	$40

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Period Ended 6/30/2008 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,529	$24,536	$33	$30
Net realized gain (loss)	(453,754)	(123,367)	(1,065)	(121)
Change in net unrealized appreciation (depreciation)	(543,155)	(156,711)	(37)	(555)
Change in net assets resulting from operations	(975,380)	(255,542)	(1,069)	(646)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,301)	(137)	(1)	— (c)
From net realized gains	—	(1,049)	—	—
Class C
From net investment income	(238)	(31)	— (c)	— (c)
From net realized gains	—	(356)	—	—
Class R2 (b)
From net investment income	(1)	—	—	—
Class R5
From net investment income	(693)	(227)	— (c)	— (c)
From net realized gains	—	(1,351)	—	—
Select Class
From net investment income	(36,761)	(8,033)	(57)	(8)
From net realized gains	—	(64,146)	—	—
Total distributions to shareholders	(38,994)	(75,330)	(58)	(8)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	310,554	2,494,455	2,487	4,102

NET ASSETS
Change in net assets	(703,820)	2,163,583	1,360	3,448
Beginning of period	3,589,480	1,425,897	3,448	—
End of period	$2,885,660	$3,589,480	$4,808	$3,448
Accumulated undistributed (distributions in excess of) net investment income	$616	$18,081	$(3)	$22

(a)	Commencement of operations was November 30, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$104	$483	$3,833	$110,508	$3,619	$11,308
Dividends and distributions reinvested	10	21	5,347	19,875	2,865	72,250
Cost of shares redeemed	(160)	(355)	(11,811)	(144,781)	(31,759)	(74,657)
Change in net assets from Class A capital transactions	$(46)	$149	$(2,631)	$(14,398)	$(25,275)	$8,901
Class B
Proceeds from shares issued	$—	$—	$576	$1,906	$497	$1,740
Dividends and distributions reinvested	—	—	704	2,368	60	2,383
Cost of shares redeemed	—	—	(2,544)	(11,378)	(2,176)	(7,495)
Change in net assets from Class B capital transactions	$—	$—	$(1,264)	$(7,104)	$(1,619)	$(3,372)
Class C
Proceeds from shares issued	$—	$—	$797	$1,111	$246	$706
Dividends and distributions reinvested	—	—	232	637	19	666
Cost of shares redeemed	—	—	(831)	(2,675)	(613)	(1,467)
Change in net assets from Class C capital transactions	$—	$—	$198	$(927)	$(348)	$(95)
Select Class
Proceeds from shares issued	$2,418	$6,868	$26,813	$40,854	$426	$6,365
Dividends and distributions reinvested	110	283	1,078	3,839	34	1,492
Cost of shares redeemed	(4,527)	(54,127)	(19,000)	(49,697)	(5,687)	(4,762)
Change in net assets from Select Class capital transactions	$(1,999)	$(46,976)	$8,891	$(5,004)	$(5,227)	$3,095
Institutional Class
Proceeds from shares issued	$2,586	$10,052	$—	$—	$—	$—
Dividends and distributions reinvested	571	1,420	—	—	—	—
Cost of shares redeemed	(7,323)	(36,239)	—	—	—	—
Change in net assets from Institutional Class capital transactions	$(4,166)	$(24,767)	$—	$—	$—	$—
Ultra
Proceeds from shares issued	$1,520	$9,061	$—	$—	$—	$—
Dividends and distributions reinvested	1,111	2,280	—	—	—	—
Cost of shares redeemed	(5,379)	(12,591)	—	—	—	—
Change in net assets from Ultra capital transactions	$(2,748)	$(1,250)	$—	$—	$—	$—
Total change in net assets from capital transactions	$(8,959)	$(72,844)	$5,194	$(27,433)	$(32,469)	$8,529

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	8	28	499	10,222	158	336
Reinvested	1	1	792	1,903	133	2,276
Redeemed	(12)	(21)	(1,479)	(13,987)	(1,370)	(2,213)
Change in Class A Shares	(3)	8	(188)	(1,862)	(1,079)	399
Class B
Issued	—	—	77	178	22	54
Reinvested	—	—	106	228	3	77
Redeemed	—	—	(320)	(1,051)	(95)	(227)
Change in Class B Shares	—	—	(137)	(645)	(70)	(96)
Class C
Issued	—	—	112	99	10	23
Reinvested	—	—	35	61	1	22
Redeemed	—	—	(110)	(249)	(28)	(47)
Change in Class C Shares	—	—	37	(89)	(17)	(2)
Select Class
Issued	163	385	3,448	3,674	19	168
Reinvested	9	17	156	364	1	45
Redeemed	(345)	(2,997)	(2,428)	(4,542)	(228)	(143)
Change in Select Class Shares	(173)	(2,595)	1,176	(504)	(208)	70
Institutional Class
Issued	208	554	—	—	—	—
Reinvested	47	83	—	—	—	—
Redeemed	(611)	(2,136)	—	—	—	—
Change in Institutional Class Shares	(356)	(1,499)	—	—	—	—
Ultra
Issued	113	530	—	—	—	—
Reinvested	92	135	—	—	—	—
Redeemed	(438)	(722)	—	—	—	—
Change in Ultra Shares	(233)	(57)	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,981	$68,787	$2,086	$7,450	$13,832	$21,635
Dividends and distributions reinvested	—	—	188	8,660	907	17,099
Cost of shares redeemed	(23,066)	(55,175)	(5,390)	(12,263)	(15,019)	(28,429)
Change in net assets from Class A capital transactions	$(10,085)	$13,612	$(3,116)	$3,847	$(280)	$10,305
Class B
Proceeds from shares issued	$1,420	$7,540	$481	$851	$1,267	$1,564
Dividends and distributions reinvested	—	—	34	2,539	74	2,198
Cost of shares redeemed	(13,043)	(58,030)	(1,650)	(5,244)	(2,729)	(9,322)
Change in net assets from Class B capital transactions	$(11,623)	$(50,490)	$(1,135)	$(1,854)	$(1,388)	$(5,560)
Class C
Proceeds from shares issued	$754	$5,183	$201	$595	$2,765	$2,884
Dividends and distributions reinvested	—	—	12	850	61	1,132
Cost of shares redeemed	(2,126)	(4,534)	(675)	(1,758)	(1,806)	(2,432)
Change in net assets from Class C capital transactions	$(1,372)	$649	$(462)	$(313)	$1,020	$1,584
Class R2 (a)
Proceeds from shares issued	$50	$—	$50	$—	$50	$—
Dividends and distributions reinvested	—	—	— (b)	—	— (b)	—
Change in net assets from Class R2 capital transactions	$50	$—	$50	$—	$50	$—
Class R5
Proceeds from shares issued	$—	$—	$1,866	$24,970	$15,141	$75,007
Dividends and distributions reinvested	—	—	290	11,539	846	10,857
Cost of shares redeemed	—	—	(1,980)	(23,258)	(11,543)	(12,383)
Change in net assets from Class R5 capital transactions	$—	$—	$176	$13,251	$4,444	$73,481
Select Class
Proceeds from shares issued	$87,395	$135,469	$30,658	$169,373	$373,539	$283,900
Dividends and distributions reinvested	—	—	103	107,821	4,872	97,889
Cost of shares redeemed	(156,870)	(258,550)	(64,558)	(174,340)	(124,343)	(255,767)
Change in net assets from Select Class capital transactions	$(69,475)	$(123,081)	$(33,797)	$102,854	$254,068	$126,022
Institutional Class
Proceeds from shares issued	$—	$—	$—	$—	$34,775	$136,604
Subscription in-kind (See Note 9)	—	—	—	—	6,663	—
Dividends and distributions reinvested	—	—	—	—	908	17,495
Cost of shares redeemed	—	—	—	—	(29,290)	(60,139)
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$—	$13,056	$93,960
Ultra
Proceeds from shares issued	$—	$800	$—	$694	$—	$—
Dividends and distributions reinvested	—	—	—	— (b)	—	—
Cost of shares redeemed	(2,823)	—	—	(7,211)	—	—
Change in net assets from Ultra capital transactions	$(2,823)	$800	$—	$(6,517)	$—	$—
Total change in net assets from capital transactions	$(95,328)	$(158,510)	$(38,284)	$111,268	$270,970	$299,792

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	817	3,512	239	517	1,706	1,936
Reinvested	—	—	22	682	123	1,606
Redeemed	(1,516)	(2,810)	(596)	(873)	(1,973)	(2,550)
Change in Class A Shares	(699)	702	(335)	326	(144)	992
Class B
Issued	105	423	56	60	163	144
Reinvested	—	—	4	202	10	209
Redeemed	(906)	(3,289)	(187)	(374)	(332)	(854)
Change in Class B Shares	(801)	(2,866)	(127)	(112)	(159)	(501)
Class C
Issued	54	286	26	44	338	250
Reinvested	—	—	1	68	9	107
Redeemed	(158)	(263)	(77)	(123)	(225)	(218)
Change in Class C Shares	(104)	23	(50)	(11)	122	139
Class R2 (a)
Issued	4	—	6	—	7	—
Reinvested	—	—	— (b)	—	— (b)	—
Change in Class R2 Shares	4	—	6	—	7	—
Class R5
Issued	—	—	232	1,753	2,113	6,636
Reinvested	—	—	35	917	114	1,022
Redeemed	—	—	(228)	(1,836)	(1,291)	(1,138)
Change in Class R5 Shares	—	—	39	834	936	6,520
Select Class
Issued	5,800	7,158	3,952	13,128	49,598	27,689
Reinvested	—	—	11	8,566	696	9,196
Redeemed	(9,789)	(13,347)	(7,396)	(12,058)	(16,179)	(22,406)
Change in Select Class Shares	(3,989)	(6,189)	(3,433)	9,636	34,115	14,479
Institutional Class
Issued	—	—	—	—	4,349	11,992
Subscription in-kind (See Note 9)	—	—	—	—	980	—
Reinvested	—	—	—	—	118	1,643
Redeemed	—	—	—	—	(3,689)	(5,602)
Change in Institutional Class Shares	—	—	—	—	1,758	8,033
Ultra
Issued	—	37	—	55	—	—
Reinvested	—	—	—	— (b)	—	—
Redeemed	(213)	—	—	(480)	—	—
Change in Ultra Shares	(213)	37	—	(425)	—	—

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)		Period Ended 6/30/2008 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$71,639	$125,379	$20		$118
Dividends and distributions reinvested	1,153	1,109	1		—	(c)
Cost of shares redeemed	(33,000)	(12,966)	—		(3)
Change in net assets from Class A capital transactions	$39,792	$113,522	$21		$115
Class C
Proceeds from shares issued	$12,649	$40,356	$10		$204
Dividends and distributions reinvested	202	356	—	(c)	—	(c)
Cost of shares redeemed	(4,875)	(1,840)	—		(14)
Change in net assets from Class C capital transactions	$7,976	$38,872	$10		$190
Class R2 (b)
Proceeds from shares issued	$50	$—	$—		$—
Dividends and distributions reinvested	1	—	—		—
Change in net assets from Class R2 capital transactions	$51	$—	$—		$—
Class R5
Proceeds from shares issued	$11,555	$31,027	$—		$25
Dividends and distributions reinvested	693	1,578	—	(c)	—	(c)
Cost of shares redeemed	(4,891)	(13,682)	—		—
Change in net assets from Class R5 capital transactions	$7,357	$18,923	$—	(c)	$25
Select Class
Proceeds from shares issued	$763,151	$2,540,704	$3,165		$3,767
Subscription in-kind (Note 9)	—	2,500	—		—
Dividends and distributions reinvested	9,244	22,190	36		8
Cost of shares redeemed	(517,017)	(242,256)	(745)		(3)
Change in net assets from Select Class capital transactions	$255,378	$2,323,138	$2,456		$3,772

Total change in net assets from capital transactions	$310,554	$2,494,455	$2,487		$4,102

(a)	Commencement of operations was November 30, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)		Period Ended 6/30/2008 (a)
SHARE TRANSACTIONS:
Class A
Issued	4,620	6,256	2		8
Reinvested	90	54	—	(c)	—	(c)
Redeemed	(2,209)	(666)	—		—	(c)
Change in Class A Shares	2,501	5,644	2		8
Class C
Issued	828	2,026	1		14
Reinvested	16	18	—	(c)	—	(c)
Redeemed	(333)	(95)	—		(1)
Change in Class C Shares	511	1,949	1		13
Class R2 (b)
Issued	4	—	—		—
Reinvested	— (c)	—	—		—
Change in Class R2 Shares	4	—	—		—
Class R5
Issued	748	1,527	—		2
Reinvested	54	77	—	(c)	—	(c)
Redeemed	(337)	(641)	—		—
Change in Class R5 Shares	465	963	—	(c)	2
Select Class
Issued	53,542	127,028	327		259
Subscription in-kind (See Note 9)	—	121	—		—
Reinvested	717	1,077	4		1
Redeemed	(35,179)	(11,968)	(78)		—	(c)
Change in Select Class Shares	19,080	116,258	253		260

(a)	Commencement of operations was November 30, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net decrease in net assets from operations	$(975,380)

Adjustments to reconcile net decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,461,006)
Proceeds from disposition of investment securities	2,141,647
Covers of investment securities sold short	(603,965)
Proceeds from disposition of investment securities sold short	605,305
Proceeds from disposition of short-term investments, net	28,433
Decrease in unrealized appreciation/depreciation on investments	574,359
Increase in unrealized appreciation/depreciation on securities sold short	(26,299)
Realized gain/loss on investments	546,869
Realized gain/loss on investment securities sold short	(108,374)
Increase in deposits with broker for futures contracts	(2,250)
Decrease in receivable for investments sold	70,303
Increase in interest and dividends receivable	(1,753)
Increase in variation margin receivable	(808)
Decrease in payable for investments purchased	(66,460)
Decrease in dividends for securities sold short payable	(248)
Decrease in accrued expenses and other liabilities	(864)
Net cash provided (used) by operating activities	(280,491)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	863,365
Net cost of shares redeemed	(554,570)
Cash distributions paid (net of reinvestments of $11,293)	(27,701)
Net cash provided (used) by financing activities	281,094
Net increase in cash	603

Cash:
Beginning of period	19
End of period	$622

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts at banks that are not subject to withdrawal restrictions or penalties to be cash.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   65

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008

(Amounts in thousands)

U.S. Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net decrease in net assets from operations	$(1,069)

Adjustments to reconcile net decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,726)
Proceeds from disposition of investment securities	3,134
Covers of investment securities sold short	(573)
Proceeds from disposition of investment securities sold short	739
Proceeds from disposition of short-term investments, net	13
Decrease in unrealized appreciation/depreciation on investments	144
Increase in unrealized appreciation/depreciation on securities sold short	(107)
Realized gain/loss on investments	1,188
Realized gain/loss on investment securities sold short	(123)
Increase in due from Advisor and Affiliates	(29)
Decrease in receivable for investments sold	308
Increase in interest and dividends receivable	(5)
Decrease in payable for investments purchased	(259)
Decrease in accrued expenses and other liabilities	(20)
Net cash provided (used) by operating activities	(2,385)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	3,126
Net cost of shares redeemed	(745)
Cash distributions paid (net of reinvestments of $37)	(21)
Due to custodian	25
Net cash provided (used) by financing activities	2,385
Net decrease in cash	— (a)

Cash:
Beginning of period	— (a)
End of period	$—

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts at banks that are not subject to withdrawal restrictions or penalties to be cash.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Return of capital		Total distributions	Redemption fees
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$15.44	$0.13	(g)	$(4.40	)(h)	$(4.27)	$(0.12)	$—		$(0.12)	$—
Year Ended June 30, 2008	18.45	0.22	(g)	(3.00)		(2.78)	(0.23)	—		(0.23)	—
Year Ended June 30, 2007	15.33	0.18	(g)	3.15		3.33	(0.21)	—		(0.21)	—
January 1, 2006 through June 30, 2006 (e)	15.14	0.09	(g)	0.18		0.27	(0.08)	—		(0.08)	—	(i)
Year Ended December 31, 2005	14.78	0.13	(g)	0.36		0.49	(0.13)	—		(0.13)	—
Year Ended December 31, 2004	13.50	0.13		1.30		1.43	(0.15)	—		(0.15)	—
Year Ended December 31, 2003	10.54	0.05		2.99		3.04	(0.08)	—	(i)	(0.08)	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	15.48	0.15	(g)	(4.41	)(h)	(4.26)	(0.14)	—		(0.14)	—
Year Ended June 30, 2008	18.48	0.26	(g)	(3.00)		(2.74)	(0.26)	—		(0.26)	—
Year Ended June 30, 2007	15.34	0.22	(g)	3.16		3.38	(0.24)	—		(0.24)	—
January 1, 2006 through June 30, 2006 (e)	15.16	0.11	(g)	0.17		0.28	(0.10)	—		(0.10)	—	(i)
Year Ended December 31, 2005	14.80	0.17	(g)	0.36		0.53	(0.17)	—		(0.17)	—
Year Ended December 31, 2004	13.51	0.18		1.30		1.48	(0.19)	—		(0.19)	—
Year Ended December 31, 2003	10.55	0.11		2.98		3.09	(0.13)	—		(0.13)	—

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	15.45	0.16	(g)	(4.40	)(h)	(4.24)	(0.15)	—		(0.15)	—
Year Ended June 30, 2008	18.47	0.29	(g)	(3.01)		(2.72)	(0.30)	—		(0.30)	—
Year Ended June 30, 2007	15.33	0.25	(g)	3.16		3.41	(0.27)	—		(0.27)	—
January 1, 2006 through June 30, 2006 (e)	15.15	0.12	(g)	0.17		0.29	(0.11)	—		(0.11)	—	(i)
Year Ended December 31, 2005	14.78	0.19	(g)	0.37		0.56	(0.19)	—		(0.19)	—
Year Ended December 31, 2004	13.49	0.22		1.28		1.50	(0.21)	—		(0.21)	—
Year Ended December 31, 2003	10.55	0.18		2.92		3.10	(0.16)	—	(i)	(0.16)	—

Ultra
Six Months Ended December 31, 2008 (Unaudited)	15.45	0.16	(g)	(4.40	)(h)	(4.24)	(0.15)	—		(0.15)	—
Year Ended June 30, 2008	18.47	0.31	(g)	(3.02)		(2.71)	(0.31)	—		(0.31)	—
Year Ended June 30, 2007	15.33	0.26	(g)	3.17		3.43	(0.29)	—		(0.29)	—
January 1, 2006 through June 30, 2006 (e)	15.15	0.12	(g)	0.18		0.30	(0.12)	—		(0.12)	—	(i)
Year Ended December 31, 2005	14.79	0.21	(g)	0.36		0.57	(0.21)	—		(0.21)	—
Year Ended December 31, 2004	13.50	0.22		1.30		1.52	(0.23)	—		(0.23)	—
March 24, 2003 (f) through December 31, 2003	10.77	0.12		2.75		2.87	(0.14)	—	(i)	(0.14)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (27.83)%, (27.74)%, (27.67)%, and (27.63)%, and the net realized and unrealized gains (losses) on investments per share would have been $(4.42), $(4.43), $(4.42), and $(4.42) for Class A, Select Class, Institutional Class and Ultra Shares, respectively.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 11.05	(27.70	)%(h)	$1,028	0.85%	1.97%	0.95%	38%
15.44	(15.18)		1,487	0.85	1.26	0.92	72
18.45	21.82		1,628	0.85	1.07	0.92	59
15.33	1.78		1,141	0.85	1.14	0.95	34
15.14	3.33		957	0.87	0.87	1.04	44
14.78	10.64		1,847	0.95	1.01	1.67	49
13.50	28.96		2,000	0.95	0.74	2.31	77

11.08	(27.61	)(h)	10,292	0.60	2.19	0.70	38
15.48	(14.93)		17,063	0.60	1.45	0.68	72
18.48	22.16		68,341	0.60	1.32	0.66	59
15.34	1.85		254,182	0.60	1.42	0.70	34
15.16	3.61		90,359	0.60	1.17	0.68	44
14.80	11.03		79,342	0.63	1.37	0.78	49
13.51	29.45		78,000	0.67	1.02	0.80	77

11.06	(27.54	)(h)	48,462	0.45	2.36	0.55	38
15.45	(14.88)		73,219	0.45	1.66	0.52	72
18.47	22.40		115,178	0.45	1.47	0.51	59
15.33	1.89		219,916	0.45	1.54	0.54	34
15.15	3.84		310,294	0.45	1.31	0.52	44
14.78	11.23		341,641	0.45	1.52	0.60	49
13.49	29.60		418,000	0.45	1.24	0.60	77

11.06	(27.50	)(h)	78,093	0.35	2.47	0.45	38
15.45	(14.78)		112,725	0.35	1.76	0.42	72
18.47	22.53		135,785	0.35	1.55	0.42	59
15.33	1.95		153,648	0.35	1.62	0.45	34
15.15	3.87		125,344	0.35	1.41	0.43	44
14.79	11.33		102,817	0.35	1.59	0.55	49
13.50	26.75		108,000	0.35	1.28	0.54	77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$9.11	$0.12	(e)	$(1.97)	$(1.85)	$(0.10)	$(0.47)	$(0.57)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(e)	0.79	1.06	(0.30)	(4.23)	(4.53)
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	(2.76)
Year Ended June 30, 2004	15.00	0.21		2.12	2.33	(0.21)	(0.52)	(0.73)

Class B
Six Months Ended December 31, 2008 (Unaudited)	9.05	0.09	(e)	(1.94)	(1.85)	(0.08)	(0.47)	(0.55)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(e)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.10		2.12	2.22	(0.11)	(0.52)	(0.63)

Class C
Six Months Ended December 31, 2008 (Unaudited)	9.05	0.09	(e)	(1.94)	(1.85)	(0.08)	(0.47)	(0.55)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(e)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.09		2.13	2.22	(0.11)	(0.52)	(0.63)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	9.20	0.13	(e)	(1.97)	(1.84)	(0.12)	(0.47)	(0.59)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)
Year Ended June 30, 2006	15.65	0.32	(e)	0.79	1.11	(0.34)	(4.23)	(4.57)
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)
Year Ended June 30, 2004	15.06	0.25		2.13	2.38	(0.25)	(0.52)	(0.77)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 6.69	(20.20)%		$70,462	1.23%	2.81%	1.33%	25%
9.11	(16.48	)(f)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21
15.57	11.18		118,328	1.12	1.93	1.25	68
16.60	15.93		89,123	1.24	1.36	1.36	15

6.65	(20.34)		9,468	1.82	2.20	1.82	25
9.05	(16.99	)(f)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21
15.52	10.40		56,778	1.79	1.23	1.87	68
16.57	15.09		69,716	1.99	0.62	2.01	15

6.65	(20.33)		3,497	1.82	2.22	1.82	25
9.05	(16.92	)(f)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21
15.52	10.40		7,532	1.74	1.33	1.80	68
16.57	15.12		4,244	1.99	0.59	2.01	15

6.77	(19.98)		57,789	0.89	3.19	1.08	25
9.20	(16.26	)(f)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21
15.65	11.46		311,852	0.87	2.15	0.95	68
16.67	16.22		326,818	0.99	1.61	1.01	15

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$27.97	$0.22	(f)	$(8.14)	$(7.92)	$(0.22)	$—	$(0.22)
Year Ended June 30, 2008	40.42	0.39	(f)	(7.22)	(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(f)	7.49	7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (e)	33.55	0.15	(f)	1.11	1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(f)	0.99	1.22	(0.24)	(0.43)	(0.67)
Year Ended December 31, 2004	29.18	0.25	(f)	3.81	4.06	(0.24)	—	(0.24)
Year Ended December 31, 2003	23.31	0.21	(f)	5.88	6.09	(0.22)	—	(0.22)

Class B
Six Months Ended December 31, 2008 (Unaudited)	27.36	0.15	(f)	(7.96)	(7.81)	(0.16)	—	(0.16)
Year Ended June 30, 2008	39.67	0.21	(f)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(f)	7.35	7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (e)	32.95	0.06	(f)	1.09	1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(f)	0.99	1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(f)	3.73	3.83	(0.09)	—	(0.09)
Year Ended December 31, 2003	22.91	0.08	(f)	5.78	5.86	(0.10)	—	(0.10)

Class C
Six Months Ended December 31, 2008 (Unaudited)	26.13	0.14	(f)	(7.59)	(7.45)	(0.17)	—	(0.17)
Year Ended June 30, 2008	38.18	0.21	(f)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(f)	7.08	7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (e)	31.81	0.06	(f)	1.05	1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(f)	0.95	1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(f)	3.60	3.70	(0.11)	—	(0.11)
Year Ended December 31, 2003	22.19	0.08	(f)	5.59	5.67	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	29.02	0.26	(f)	(8.44)	(8.18)	(0.26)	—	(0.26)
Year Ended June 30, 2008	41.71	0.50	(f)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(f)	7.72	8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (e)	34.55	0.22	(f)	1.14	1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(f)	1.01	1.38	(0.36)	(0.43)	(0.79)
Year Ended December 31, 2004	30.02	0.40	(f)	3.90	4.30	(0.36)	—	(0.36)
Year Ended December 31, 2003	23.98	0.32	(f)	6.05	6.37	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 19.83	(28.38)%	$271,890	1.27%	1.80%	1.27%	28%
27.97	(18.43)	413,710	1.16	1.15	1.16	69
40.42	23.20	581,817	1.17	0.94	1.17	49
34.67	3.76	523,111	1.26	0.85	1.30	16
33.55	3.72	543,010	1.24	0.68	1.24	41	(g)
33.00	13.98	601,100	1.30	0.84	1.41	44	(g)
29.18	26.27	610,000	1.30	0.83	1.45	37	(g)

19.39	(28.58)	7,204	1.77	1.29	1.77	28
27.36	(18.84)	12,097	1.66	0.62	1.66	69
39.67	22.61	21,336	1.67	0.43	1.67	49
34.05	3.50	28,724	1.76	0.34	1.80	16
32.95	3.21	38,820	1.74	0.16	1.74	41	(g)
32.41	13.38	63,113	1.80	0.32	1.91	44	(g)
28.67	25.66	76,000	1.80	0.32	2.00	37	(g)

18.51	(28.56)	2,246	1.77	1.28	1.77	28
26.13	(18.85)	3,598	1.66	0.64	1.66	69
38.18	22.61	5,349	1.67	0.44	1.67	49
32.86	3.50	5,324	1.76	0.34	1.80	16
31.81	3.21	5,645	1.74	0.19	1.74	41	(g)
31.33	13.38	6,027	1.80	0.34	1.91	44	(g)
27.74	25.64	6,000	1.80	0.32	2.00	37	(g)

20.58	(28.26)	1,821	0.90	1.94	1.04	28
29.02	(18.23)	8,596	0.90	1.45	0.91	69
41.71	23.57	9,431	0.87	1.22	0.90	49
35.71	3.95	3,415	0.90	1.24	1.05	16
34.55	4.08	3,692	0.90	1.09	1.06	41	(g)
33.96	14.42	1,426	0.90	1.27	2.31	44	(g)
30.02	26.78	1,000	0.90	1.22	1.00	37	(g)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income		Net asset value, end of period
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$19.50	$—	(f) (g)	$(6.75	)(h)	$(6.75)	$—		$12.75
Year Ended June 30, 2008	18.67	(0.07	)(g)	0.90		0.83	—		19.50
Year Ended June 30, 2007	16.03	(0.05	)(g)	2.69		2.64	—		18.67
Year Ended June 30, 2006	14.96	(0.06	)(g)	1.13		1.07	—		16.03
Year Ended June 30, 2005	14.82	0.01		0.16		0.17	(0.03)		14.96
Year Ended June 30, 2004	12.93	(0.04)		1.93		1.89	—		14.82

Class B
Six Months Ended December 31, 2008 (Unaudited)	17.65	(0.04	)(g)	(6.11	)(h)	(6.15)	—		11.50
Year Ended June 30, 2008	16.99	(0.16	)(g)	0.82		0.66	—		17.65
Year Ended June 30, 2007	14.65	(0.13	)(g)	2.47		2.34	—		16.99
Year Ended June 30, 2006	13.75	(0.13	)(g)	1.03		0.90	—		14.65
Year Ended June 30, 2005	13.69	(0.55)		0.61		0.06	—	(f)	13.75
Year Ended June 30, 2004	12.04	(0.15)		1.80		1.65	—		13.69

Class C
Six Months Ended December 31, 2008 (Unaudited)	17.50	(0.04	)(g)	(6.05	)(h)	(6.09)	—		11.41
Year Ended June 30, 2008	16.84	(0.16	)(g)	0.82		0.66	—		17.50
Year Ended June 30, 2007	14.53	(0.13	)(g)	2.44		2.31	—		16.84
Year Ended June 30, 2006	13.63	(0.13	)(g)	1.03		0.90	—		14.53
Year Ended June 30, 2005	13.57	(0.60)		0.66		0.06	—	(f)	13.63
Year Ended June 30, 2004	11.93	(0.14)		1.78		1.64	—		13.57

Class R2
November 3, 2008 (e) through December 31, 2008 (Unaudited)	13.68	0.02	(g)	(0.96	)(h)	(0.94)	—		12.74

Select Class
Six Months Ended December 31, 2008 (Unaudited)	19.33	0.02	(g)	(6.70	)(h)	(6.68)	—		12.65
Year Ended June 30, 2008	18.46	(0.02	)(g)	0.89		0.87	—		19.33
Year Ended June 30, 2007	15.80	(0.01	)(g)	2.67		2.66	—		18.46
Year Ended June 30, 2006	14.71	(0.02	)(g)	1.11		1.09	—		15.80
Year Ended June 30, 2005	14.56	0.17		0.02		0.19	(0.04)		14.71
Year Ended June 30, 2004	12.67	—		1.89		1.89	—		14.56

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (34.97)%, (35.24)%, (35.20)%, (7.38)% and (34.92)%, and the net realized and unrealized gains (losses) on investments per share would have been $(6.82), $(6.18), $(6.12), $(1.03) and $(6.77) for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(34.62	)%(h)	$155,355	1.24%	0.05%	1.34%	58%
4.45	(i)	251,333	1.24	(0.36)	1.28	52
16.47		227,544	1.24	(0.29)	1.26	35
7.15		207,103	1.24	(0.36)	1.30	49
1.14		234,983	1.24	0.12	1.34	112
14.62		262,069	1.24	(0.25)	1.36	46

(34.84	)(h)	30,285	1.78	(0.54)	1.84	58
3.88	(i)	60,623	1.77	(0.88)	1.78	52
15.97		107,034	1.76	(0.81)	1.76	35
6.55		161,461	1.78	(0.90)	1.80	49
0.46		218,707	1.91	(0.54)	1.95	112
13.70		300,533	1.99	(1.00)	2.01	46

(34.80	)(h)	6,938	1.78	(0.52)	1.84	58
3.92	(i)	12,465	1.77	(0.88)	1.78	52
15.90		11,602	1.76	(0.81)	1.76	35
6.60		11,163	1.78	(0.89)	1.81	49
0.45		12,179	1.92	(0.55)	1.95	112
13.75		20,271	1.99	(1.00)	2.01	46

(6.87	)(h)	47	1.49	1.26	1.66	58

(34.56	)(h)	330,254	0.99	0.28	1.09	58
4.71	(i)	581,830	0.99	(0.10)	1.03	52
16.84		669,951	0.99	(0.04)	1.01	35
7.41		824,532	0.99	(0.12)	1.05	49
1.31		1,201,449	0.99	0.43	1.03	112
14.92		1,702,190	0.99	0.00	1.01	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$10.66	$0.09	(f)	$(2.98	)(g)	$(2.89)	$(0.08)	$—	$(0.08)
Year Ended June 30, 2008	18.54	0.20	(f)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(f)	3.52		3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(f)	1.18		1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37		1.57	(0.20)	—	(0.20)
Year Ended June 30, 2004	12.16	0.13		2.31		2.44	(0.13)	—	(0.13)

Class B
Six Months Ended December 31, 2008 (Unaudited)	10.52	0.06	(f)	(2.93	)(g)	(2.87)	(0.06)	—	(0.06)
Year Ended June 30, 2008	18.38	0.13	(f)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(f)	3.50		3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(f)	1.17		1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42		1.47	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.08	0.03		2.29		2.32	(0.03)	—	(0.03)

Class C
Six Months Ended December 31, 2008 (Unaudited)	10.47	0.06	(f)	(2.92	)(g)	(2.86)	(0.06)	—	(0.06)
Year Ended June 30, 2008	18.32	0.13	(f)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(f)	3.50		3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(f)	1.15		1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37		1.46	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.06	0.03		2.29		2.32	(0.03)	—	(0.03)

Class R2
November 3, 2008 (e) through December 31, 2008 (Unaudited)	8.10	0.02	(f)	(0.40	)(g)	(0.38)	(0.04)	—	(0.04)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	10.52	0.10	(f)	(2.93	)(g)	(2.83)	(0.10)	—	(0.10)
Year Ended June 30, 2008	18.37	0.27	(f)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(f)	3.50		3.80	(0.31)	(1.53)	(1.84)
May 15, 2006 (e) through June 30, 2006	16.65	0.04	(f)	(0.19)		(0.15)	(0.09)	—	(0.09)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	10.53	0.10	(f)	(2.94	)(g)	(2.84)	(0.09)	—	(0.09)
Year Ended June 30, 2008	18.39	0.24	(f)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(f)	3.50		3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(f)	1.17		1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36		1.60	(0.23)	—	(0.23)
Year Ended June 30, 2004	12.06	0.17		2.30		2.47	(0.17)	—	(0.17)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (27.36)%, (27.53)%, (27.57)%, (4.94)%, (27.17)% and (27.21)%, and the net realized and unrealized gains (losses) on investments per share would have been $(3.00), $(2.95), $(2.94), $(0.42), $(2.95) and $(2.96) for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 7.69	(27.17	)%(g)	$19,951	1.12%	1.87%	1.13%	54%
10.66	(23.52	)(h)	31,227	1.09	1.39	1.09	93
18.54	23.49		48,264	1.07	1.27	1.07	77
16.55	8.93		44,110	1.08	1.31	1.11	72
15.84	10.87		58,488	1.08	1.29	1.21	112
14.47	20.14		64,318	1.18	1.01	1.29	32

7.59	(27.34	)(g)	4,325	1.62	1.38	1.63	54
10.52	(24.04	)(h)	7,337	1.59	0.89	1.59	93
18.38	22.89		14,870	1.57	0.77	1.57	77
16.42	8.37		15,437	1.58	0.81	1.61	72
15.72	10.22		23,304	1.74	0.61	1.81	112
14.37	19.24		27,036	1.93	0.25	1.94	32

7.55	(27.38	)(g)	1,667	1.62	1.40	1.63	54
10.47	(24.06	)(h)	2,830	1.59	0.89	1.59	93
18.32	22.92		5,143	1.57	0.77	1.57	77
16.37	8.30		4,850	1.58	0.82	1.61	72
15.69	10.10		5,678	1.73	0.62	1.80	112
14.35	19.27		5,716	1.93	0.25	1.94	32

7.68	(4.69	)(g)	47	1.40	1.92	1.40	54

7.59	(26.97	)(g)	22,048	0.68	2.34	0.68	54
10.52	(23.26	)(h)	30,165	0.64	1.87	0.64	93
18.37	24.04		37,350	0.62	1.70	0.62	77
16.41	(0.92)		9,729	0.64	2.12	0.74	72

7.60	(27.02	)(g)	340,600	0.87	2.13	0.88	54
10.53	(23.43	)(h)	508,456	0.84	1.66	0.84	93
18.39	23.83		710,573	0.82	1.53	0.82	77
16.42	9.16		897,848	0.83	1.57	0.86	72
15.73	11.19		1,155,483	0.82	1.54	0.90	112
14.36	20.52		1,462,956	0.93	1.24	0.95	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$9.56	$0.06	(g)	$(2.62)	$(2.56)	$(0.03)	$(0.05)	$(0.08)
Year Ended June 30, 2008	12.36	0.10	(g)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(g)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (e)	10.99	0.05	(g)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(g)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(g)	0.97	1.05	(0.07)	—	(0.07)
Year Ended December 31, 2003	7.61	0.04	(g)	2.41	2.45	(0.05)	—	(0.05)

Class B
Six Months Ended December 31, 2008 (Unaudited)	9.45	0.04	(g)	(2.58)	(2.54)	(0.02)	(0.05)	(0.07)
Year Ended June 30, 2008	12.24	0.04	(g)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(g)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (e)	10.90	0.02	(g)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(g)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(g) (h)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(g)	2.39	2.37	— (h)	—	— (h)

Class C
Six Months Ended December 31, 2008 (Unaudited)	9.44	0.04	(g)	(2.58)	(2.54)	(0.02)	(0.05)	(0.07)
Year Ended June 30, 2008	12.23	0.04	(g)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(g)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (e)	10.90	0.02	(g)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(g)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(g) (h)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(g)	2.39	2.37	— (h)	—	—

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	7.36	0.02	(g)	(0.41)	(0.39)	—	(0.05)	(0.05)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	9.55	0.08	(g)	(2.61)	(2.53)	(0.04)	(0.05)	(0.09)
Year Ended June 30, 2008	12.35	0.15	(g)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(g)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 (f) through June 30, 2006	11.48	0.02	(g)	(0.19)	(0.17)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 6.92	(26.82)%		$86,192	1.05%	1.52%	1.09%	45%
9.56	(10.55	)(i)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83
10.99	10.50		52,893	1.05	0.80	1.46	82
10.01	32.32		50,000	1.05	0.50	1.54	101

6.84	(26.92)		7,989	1.57	0.98	1.58	45
9.45	(11.08	)(i)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83
10.90	9.74		24,746	1.75	0.03	1.97	82
9.95	31.29		29,000	1.75	(0.20)	2.04	101

6.83	(26.94)		7,039	1.57	1.01	1.58	45
9.44	(11.03	)(i)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83
10.90	9.74		4,376	1.75	0.04	1.96	82
9.95	31.29		5,000	1.75	(0.20)	2.04	101

6.92	(5.25)		47	1.30	2.30	1.35	45

6.93	(26.56)		76,237	0.59	1.99	0.64	45
9.55	(10.16	)(i)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112
11.27	(1.47)		4,585	0.59	1.25	0.73	85

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Equity Fund (continued)
Select Class
Six Months Ended December 31, 2008 (Unaudited)	$9.54	$0.07	(f)	$(2.61)	$(2.54)	$(0.03)	$(0.05)	$(0.08)
Year Ended June 30, 2008	12.34	0.13	(f)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(f)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (e)	10.98	0.06	(f)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(f)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(f)	0.97	1.08	(0.10)	—	(0.10)
Year Ended December 31, 2003	7.61	0.07	(f)	2.39	2.46	(0.08)	—	(0.08)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	9.55	0.08	(f)	(2.62)	(2.54)	(0.04)	(0.05)	(0.09)
Year Ended June 30, 2008	12.35	0.15	(f)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(f)	2.47	2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (e)	10.98	0.07	(f)	0.29	0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(f)	0.17	0.29	(0.12)	(0.16)	(0.28)
Year Ended December 31, 2004	9.99	0.12	(f)	0.97	1.09	(0.11)	—	(0.11)
Year Ended December 31, 2003	7.61	0.09	(f)	2.38	2.47	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$6.92	(26.62)%		$951,986	0.79%	1.81%	0.84%	45%
9.54	(10.34	)(g)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112
11.26	3.14		1,049,744	0.79	1.07	0.87	85
10.98	2.45		1,340,801	0.78	0.95	0.81	83
10.97	10.80		339,811	0.79	1.04	0.90	82
9.99	32.42		312,000	0.79	0.76	0.92	101

6.92	(26.67)		193,291	0.64	1.93	0.69	45
9.55	(10.20	)(g)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112
11.27	3.31		221,627	0.64	1.22	0.72	85
10.98	2.62		208,614	0.64	1.12	0.67	83
10.97	10.96		63,670	0.64	1.20	0.74	82
9.99	32.63		76,000	0.64	0.91	0.76	101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$18.56	$0.07		$(5.11)	$(5.04)	$(0.16)	$—	$(0.16)	$13.36
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)	18.56
Year Ended June 30, 2007	16.48	0.12	(h)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.08	(h)	1.44	1.52	(0.04)	—	(0.04)	16.48

Class C
Six Months Ended December 31, 2008 (Unaudited)	18.37	0.04		(5.05)	(5.01)	(0.10)	—	(0.10)	13.26
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	(h)	4.50	4.53	—	(0.14)	(0.14)	20.83
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.02	(h)	1.44	1.46	(0.02)	—	(0.02)	16.44

Class R2
November 3, 2008 (g) through December 31, 2008 (Unaudited)	14.29	0.03		(0.80)	(0.77)	(0.20)	—	(0.20)	13.32

Class R5
Six Months Ended December 31, 2008 (Unaudited)	18.68	0.11		(5.15)	(5.04)	(0.21)	—	(0.21)	13.43
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68
Year Ended June 30, 2007	16.50	0.21	(h)	4.54	4.75	(0.08)	(0.14)	(0.22)	21.03
November 1, 2005 (e) through June 30, 2006 (f)	16.68	0.02	(h)	(0.20)	(0.18)	—	—	—	16.50

Select Class
Six Months Ended December 31, 2008 (Unaudited)	18.63	0.09		(5.13)	(5.04)	(0.18)	—	(0.18)	13.41
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63
Year Ended June 30, 2007	16.50	0.17	(h)	4.53	4.70	(0.07)	(0.14)	(0.21)	20.99
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.10	(h)	1.44	1.54	(0.04)	—	(0.04)	16.50

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)

(27.11)%	$110,803	1.70%	1.29%	1.15%	2.09%	1.68%	58%
(8.36)	107,496	1.57	1.25	0.75	1.96	1.64	124
28.35	3,090	1.66	1.25	0.64	2.17	1.76	138
10.13	551	1.50	1.24	0.71	4.82	4.55	92

(27.27)	33,233	2.20	1.79	0.60	2.59	2.18	58
(8.74)	36,663	2.07	1.75	0.26	2.46	2.14	124
27.64	983	2.16	1.75	0.17	2.72	2.31	138
9.77	549	2.00	1.74	0.21	5.32	5.05	92

(5.34)	47	2.06	1.65	1.34	2.37	1.96	58

(26.91)	47,512	1.25	0.84	1.55	1.64	1.23	58
(7.90)	57,411	1.12	0.80	1.12	1.51	1.19	124
28.94	44,397	1.21	0.80	1.07	1.70	1.29	138
(1.08)	8,661	1.30	0.80	1.18	2.44	1.94	92

(27.00)	2,694,065	1.45	1.04	1.36	1.84	1.43	58
(8.07)	3,387,910	1.32	1.00	0.95	1.71	1.39	124
28.62	1,377,427	1.41	1.00	0.86	1.86	1.45	138
10.30	59,480	1.21	1.01	0.91	2.86	2.66	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
U.S. Large Cap Value Plus Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$12.20	$0.08	(g)	$(3.27)	$(3.19)	$(0.09)	$8.92
November 30, 2007 (f) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	12.20

Class C
Six Months Ended December 31, 2008 (Unaudited)	12.17	0.05	(g)	(3.25)	(3.20)	(0.03)	8.94
November 30, 2007 (f) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	12.17

Class R5
Six Months Ended December 31, 2008 (Unaudited)	12.23	0.10	(g)	(3.28)	(3.18)	(0.13)	8.92
November 30, 2007 (f) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	12.23

Select Class
Six Months Ended December 31, 2008 (Unaudited)	12.22	0.09	(g)	(3.28)	(3.19)	(0.11)	8.92
November 30, 2007 (f) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	12.22

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The calculation of portfolio turnover rate excludes securities sold short and covers on securities sold short.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

(h)	Includes interest expense of 0.40%.

(i)	Includes interest expense of 0.39%

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)		Net expenses (excluding dividend expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)		Portfolio turnover rate (b)(e)

(26.15)%	$92	2.17%	(h)	1.65%	(h)	1.49%	7.90%		7.38%		68%
(18.44)	96	2.15	(i)	1.64	(i)	1.41	13.57	(j)	13.06	(j)	57

(26.32)	124	2.67	(h)	2.15	(h)	0.96	8.28		7.76		68
(18.67)	159	2.65	(i)	2.14	(i)	0.82	14.12	(j)	13.61	(j)	57

(25.98)	15	1.72	(h)	1.20	(h)	1.90	7.33		6.81		68
(18.22)	20	1.70	(i)	1.19	(i)	1.86	13.36	(j)	12.85	(j)	57

(26.03)	4,577	1.92	(h)	1.40	(h)	1.72	7.77		7.25		68
(18.29)	3,173	1.90	(i)	1.39	(i)	1.63	12.83	(j)	12.32	(j)	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Disciplined Equity Fund	Class A, Select Class, Institutional Class and Ultra	JPM I
Equity Income Fund	Class A, Class B, Class C and Select Class	JPM II
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I
Large Cap Growth Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Institutional Class	JPM I
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5 and Select Class	JPM I

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

Effective December 13, 2008, Ultra Shares of the Large Cap Growth Fund were liquidated. Ultra Shares of Large Cap Growth Fund are no longer available to investors.

Effective January 17, 2008, Ultra Shares of the Large Cap Value Fund were liquidated. Ultra Shares of Large Cap Value Fund are no longer available to investors.

Class R2 Shares commenced operations on November 3, 2008, for the Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a

86   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Disciplined Equity Fund
Level 1 — Quoted prices	$138,817	$—	$39		$—
Level 2 — Other significant observable inputs	266	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$139,083	$—	$39		$—
Equity Income Fund
Level 1 — Quoted prices	$137,782	$—	$—	$
Level 2 — Other significant observable inputs	4,395	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$142,177	$—	$—		$—
Growth and Income Fund
Level 1 — Quoted prices	$287,085	$—	$—		$—
Level 2 — Other significant observable inputs	6,808	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$293,893	$—	$—		$—
Large Cap Growth Fund
Level 1 — Quoted prices	$530,011	$—	$—		$—
Level 2 — Other significant observable inputs	19,305	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$549,316	$—	$—		$—
Large Cap Value Fund
Level 1 — Quoted prices	$397,731	$—	$—		$—
Level 2 — Other significant observable inputs	4,558	—	—		—
Level 3 — Significant unobservable inputs	—	—	—		—
Total	$402,289	$—	$—		$—

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
U.S. Equity Fund
Level 1 — Quoted prices	$1,334,232	$—	$977	$—
Level 2 — Other significant observable inputs	487	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$1,334,719	$—	$977	$—
U.S. Large Cap Core Plus Fund
Level 1 — Quoted prices	$3,305,309	$(433,469)	$1,136	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$3,305,309	$(433,469)	$1,136	$—
U.S. Large Cap Value Plus Fund
Level 1 — Quoted prices	$5,518	$(710)	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$5,518	$(710)	$—	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2008 (amounts in thousands):

	Value	Percentage
Large Cap Growth Fund	$2,983	0.6%

C.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D.  Short Sales — The Growth and Income Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Funds are subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates.

The Funds may use a significant amount of leverage. While leverage may increase the Funds’ return, it may also increase the Funds’ losses compared to losses which would have been incurred had the Funds not utilized leverage.

88   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

As of December 31, 2008, the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund had outstanding short sales as listed on their Schedules of Portfolio Investments.

E.  Securities Lending —To generate additional income, each Fund (except the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”). JPMCB serves as lending agent to the Large Cap Growth Fund and Large Cap Value Fund pursuant to the JPMCB Securities Lending Agreement.

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Large Cap Growth Fund and Large Cap Value Fund, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Large Cap Growth Fund and Large Cap Value Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Large Cap Growth Fund and Large Cap Value Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Large Cap Growth Fund and Large Cap Value Fund.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net).

During the period, the following Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of the Funds waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ respective investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Growth and Income Fund	2
Large Cap Growth Fund	3
Large Cap Value Fund	2
U.S. Equity Fund	6

(a)	Amount rounds to less than $1,000.

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the GS Bank Securities Lending Agreement, GS Bank compensates JPMCB for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMCB.

Effective September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month, and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

Prior to September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Fund. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Funds had unrealized losses on cash collateral investments as disclosed in their Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB		Lending Agent Fees Paid to GS Bank
Disciplined Equity Fund	$1,524	$1,579	$—	(a)	$1
Equity Income Fund	3,149	4,175	—	(a)	3
Growth and Income Fund	9,621	10,551	—	(a)	14
Large Cap Growth Fund	17,074	16,911	3		—
Large Cap Value Fund	14,057	13,745	1		—
U.S. Equity Fund	30,469	28,038	1		15

(a)  Amount rounds to less than $1,000.

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Growth and Income Fund, Large Cap Value Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a

90   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Equity Income Fund, which are declared and paid monthly and the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund which are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Disciplined Equity Fund, Growth and Income Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00
U.S. Large Cap Value Plus Fund	1.00

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$2
Equity Income Fund	3
Growth and Income Fund	8
Large Cap Growth Fund	15
Large Cap Value Fund	4
U.S. Equity Fund	36
U.S. Large Cap Core Plus Fund	83
U.S. Large Cap Value Plus Fund	—	(a)

(a)	Amount rounds to less than $1,000

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Equity Income Fund	0.25	0.75%	0.75%	n/a
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50%
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75	0.50
U.S. Large Cap Value Plus Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Disciplined Equity Fund	$—	(a)	$—
Equity Income Fund	4		10
Growth and Income Fund	6		9
Large Cap Growth Fund	7		30
Large Cap Value Fund	3		9
U.S. Equity Fund	23		29
U.S. Large Cap Core Plus Fund	41		10
U.S. Large Cap Value Plus Fund	—	(a)	—

(a)  Amount rounds to less than $1,000.

92   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.25%	0.10%
Equity Income Fund	0.25	0.25%	0.25%	n/a	n/a	0.25	n/a
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	0.25	n/a
Large Cap Growth Fund	0.25	0.25	0.25	0.25%	n/a	0.25	n/a
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05%	0.25	n/a
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.25	0.05	0.25	n/a
U.S. Large Cap Value Plus Fund	0.25	n/a	0.25	n/a	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	n/a	0.75%	0.45%	0.35%
Equity Income Fund	1.24	1.99%	1.99%	n/a	n/a	0.89	n/a	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	0.90	n/a	n/a
Large Cap Growth Fund	1.24	1.78	1.78	1.49%	n/a	0.99	n/a	0.80
Large Cap Value Fund	1.24	1.99	1.99	1.49	0.79%	0.99	n/a	0.59
U.S. Equity Fund	1.05	1.57	1.57	1.30	0.59	0.79	0.64	n/a
U.S. Large Cap Core Plus Fund	1.40	n/a	1.90	1.65	0.95	1.15	n/a	n/a
U.S. Large Cap Value Plus Fund	1.25	n/a	1.75	n/a	0.80	1.00	n/a	n/a

(a)	Effective December 13, 2008 and January 17, 2008, Ultra Shares of the Large Cap Growth Fund and the Large Cap Value Fund, respectively, were liquidated.

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

Effective November 1, 2008, the contractual expense limitations for the U.S. Large Cap Core Plus Fund were changed from 1.25% to 1.40%, 1.75% to 1.90%, 0.80% to 0.95% and 1.00% to 1.15% for Class A, Class C, Class R5 and Select Class Shares, respectively.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$4	$75	$—	$79	$—
Equity Income Fund	—	3	97	100	—
Growth and Income Fund	—	15	3	18	—
Large Cap Growth Fund	—	80	261	341	—
Large Cap Value Fund	—	—	4	4	—
U.S. Equity Fund	—	94	217	311	—
U.S. Large Cap Core Plus Fund	4,854	568	797	6,219	—
U.S. Large Cap Value Plus Fund	19	2	1	22	90

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$7	$—	$7
Large Cap Value Fund	—	9	9

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund incurred $778 and $2, respectively, in brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$65,454	$72,872	$—	$—
Equity Income Fund	40,491	45,065	—	—
Growth and Income Fund	100,711	125,940	—	—
Large Cap Growth Fund	401,111	511,496	—	—
Large Cap Value Fund	260,899	283,982	—	—
U.S. Equity Fund	824,496	607,639	—	—
U.S. Large Cap Core Plus Fund	2,461,006	2,139,726	605,305	603,965
U.S. Large Cap Value Plus Fund	5,726	3,130	739	573

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

94   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$140,734	$23,440	$25,091	$(1,651)
Equity Income Fund	129,513	33,821	21,157	12,664
Growth and Income Fund	356,493	28,407	91,007	(62,600)
Large Cap Growth Fund	594,324	55,892	100,900	(45,008)
Large Cap Value Fund	484,271	38,064	120,046	(81,982)
U.S. Equity Fund	1,441,704	91,953	198,938	(106,985)
U.S. Large Cap Core Plus Fund	3,984,505	56,611	735,807	(679,196)
U.S. Large Cap Value Plus Fund	6,270	116	868	(752)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility or another fund at December 31, 2008. The average borrowings from the Facility for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Large Cap Growth Fund	$18,762	3	$4

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Equity Income Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund, and U.S. Large Cap Value Plus Fund, one or more of affiliate of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund. The Reduced Rate Funds contained in this semi-annual report are Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund, and the Reduced Rate was implemented September 27, 2004.

9. Transfers-In-Kind

For the six months ended December 31, 2008, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	07/10/08	$1,905	Subscription in-kind
U.S. Equity Fund	11/20/08	4,758	Subscription in-kind

For the year ended June 30, 2008, certain shareholders of the U.S. Large Cap Core Plus Fund purchased shares and the U.S. Large Cap Core Plus Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Large Cap Core Plus Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Large Cap Core Plus Fund	12/21/07	$2,500	Subscription in-kind

96   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008 and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$723.00	$3.69	0.85%
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	723.90	2.61	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Institutional Class
Actual*	1,000.00	724.60	1.96	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Ultra Class
Actual*	1,000.00	725.00	1.52	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

Equity Income Fund
Class A
Actual*	1,000.00	798.00	5.57	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	796.60	7.96	1.82
Hypothetical*	1,000.00	1,016.03	9.25	1.82
Class C
Actual*	1,000.00	796.70	7.96	1.82
Hypothetical*	1,000.00	1,016.03	9.25	1.82
Select Class
Actual*	1,000.00	800.20	4.04	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   97

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Growth & Income Fund
Class A
Actual*	$1,000.00	$716.20	$5.49	1.27%
Hypothetical*	1,000.00	1,018.80	6.46	1.27
Class B
Actual*	1,000.00	714.20	7.65	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
Class C
Actual*	1,000.00	714.40	7.65	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
Select Class
Actual*	1,000.00	717.40	3.90	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

Large Cap Growth Fund
Class A
Actual*	1,000.00	653.50	5.17	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	651.60	7.41	1.78
Hypothetical*	1,000.00	1,016.23	9.05	1.78
Class C
Actual*	1,000.00	652.00	7.41	1.78
Hypothetical*	1,000.00	1,016.23	9.05	1.78
Class R2
Actual**	1,000.00	638.90	1.94	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Select Class
Actual*	1,000.00	654.40	4.13	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Large Cap Value Fund
Class A
Actual*	1,000.00	728.30	4.88	1.12
Hypothetical*	1,000.00	1,019.56	5.70	1.12
Class B
Actual*	1,000.00	726.60	7.05	1.62
Hypothetical*	1,000.00	1,017.04	8.24	1.62
Class C
Actual*	1,000.00	726.20	7.05	1.62
Hypothetical*	1,000.00	1,017.04	8.24	1.62
Class R2
Actual**	1,000.00	739.10	1.93	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class R5
Actual*	1,000.00	730.30	2.97	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Select Class
Actual*	1,000.00	729.80	3.79	0.87
Hypothetical*	1,000.00	1,020.82	4.43	0.87

98   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
U.S. Equity Fund
Class A
Actual*	$1,000.00	$731.80	$4.58	1.05%
Hypothetical*	1,000.00	1,019.91	5.35	1.05
Class B
Actual*	1,000.00	730.80	6.85	1.57
Hypothetical*	1,000.00	1,017.29	7.98	1.57
Class C
Actual*	1,000.00	730.60	6.85	1.57
Hypothetical*	1,000.00	1,017.29	7.98	1.57
Class R2
Actual**	1,000.00	712.40	1.77	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R5
Actual*	1,000.00	734.40	2.58	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Select Class
Actual*	1,000.00	733.80	3.45	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Institutional Class
Actual*	1,000.00	733.30	2.80	0.64
Hypothetical*	1,000.00	1,021.98	3.26	0.64

U.S. Large Cap Core Plus Fund
Class A
Actual*	1,000.00	728.90	7.41	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class C
Actual*	1,000.00	727.30	9.58	2.20
Hypothetical*	1,000.00	1,014.12	11.17	2.20
Class R2
Actual**	1,000.00	708.10	2.80	2.06
Hypothetical*	1,000.00	1,014.82	10.46	2.06
Class R5
Actual*	1,000.00	730.90	5.45	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Select Class
Actual*	1,000.00	730.00	6.32	1.45
Hypothetical*	1,000.00	1,017.90	7.37	1.45

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   99

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
U.S. Large Cap Value Plus Fund
Class A
Actual*	$1,000.00	$738.50	$9.51	2.17%
Hypothetical*	1,000.00	1,014.27	11.02	2.17
Class C
Actual*	1,000.00	736.80	11.69	2.67
Hypothetical*	1,000.00	1,011.75	13.54	2.67
Class R5
Actual*	1,000.00	740.20	7.54	1.72
Hypothetical*	1,000.00	1,016.53	8.74	1.72
Select Class
Actual*	1,000.00	739.70	8.42	1.92
Hypothetical*	1,000.00	1,015.53	9.75	1.92

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the actual period). The Class commenced operations on November 3, 2008.

100   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, and U.S. Large Cap Core Plus Fund (the “Funds”) whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   101

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Growth and Income Fund and U.S. Large Cap Core Plus Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted

102   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Disciplined Equity Fund’s performance was in the fourth, fourth and second quintiles for Class A shares and in the third, third and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Equity Income Fund’s performance was in the fourth, third and fourth quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Growth and Income Fund’s performance was in the fourth quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the Large Cap Growth Fund’s performance was in the first, first and second quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Large Cap Value Fund’s performance was in the fourth, fourth and third quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity Investment Sub-Committee at each of their regular meetings over the course of the year.

The Trustees noted the U.S. Equity Fund’s performance was in the first, second and first quintiles for the Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the U.S. Large Cap Core Plus Fund’s performance was in first quintile for the Class A shares and for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

DECEMBER 31, 2008        J.P. MORGAN LARGE CAP FUNDS   103

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted that the Disciplined Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

104   J.P. MORGAN LARGE CAP FUNDS        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-LCE-1208

Semi-Annual Report

J.P. Morgan Equity Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Equity Index Fund	2
JPMorgan Market Expansion Index Fund	4
Schedules of Portfolio Investments	6
Financial Statements	28
Financial Highlights	34
Notes to Financial Statements	38
Schedule of Shareholder Expenses	46
Board Approval of Investment Advisory Agreements	48

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purpose only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   1

JPMorgan Equity Index Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$1,434,259
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Index Fund, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index,* returned –28.49%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –28.48% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Consistent with its indexing strategy, the Fund met its objective by producing a total return comparable to that of the benchmark S&P 500 Index. For the second half of 2008, U.S. large-cap equities provided investors with sub-par results. Key themes driving the market included: weakness in housing, bad mortgages, troubled financial companies, the credit crisis and slowing global economy.

High volatility was also a defining characteristic of the market during this time as well as the declaration by the National Bureau of Economic Research that the U.S. was in a recession. In response to the global economic environment, governments and central banks around the globe began to intervene. However, time will be needed for the actions to be fully implemented and the impacts to be realized.

At the sector level, all ten sectors of the index were negative for the period. The two best-performing sectors were consumer staples and healthcare. The two worst-performing sectors were materials and energy.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund in strict conformity with the full replication index strategy. The Fund held the same stocks in nearly the same proportions as those found in the benchmark, and we always aimed to be 100% invested. We accomplished this by using exchange-traded funds and index futures contracts at the margin to invest and divest daily cash flows. The transaction costs associated with implementing the strategy were minimized to lessen the impact on performance. The Fund was considered to be tax-efficient due to its low turnover. Regardless of the market outlook, the Fund’s strategy does not change, continuing to be fully invested with extremely limited active risk compared to the benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.1%
2.	Procter & Gamble Co.	2.3
3.	General Electric Co.	2.1
4.	AT&T, Inc.	2.1
5.	Johnson & Johnson	2.1
6.	Chevron Corp.	1.9
7.	Microsoft Corp.	1.9
8.	Wal-Mart Stores, Inc.	1.6
9.	Pfizer, Inc.	1.5
10.	JPMorgan Chase & Co.****	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	15.0%
Health Care	14.5
Financials	13.0
Energy	13.0
Consumer Staples	12.6
Industrials	10.8
Consumer Discretionary	8.2
Utilities	4.2
Telecommunication Services	3.8
Materials	2.9
Short-Term Investment	2.0

*	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund. The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

****	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.

2   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(28.58)%	(37.22)%	(2.63)%	(1.88)%
With Sales Charge*		(32.33)	(40.52)	(3.67)	(2.41)
CLASS B SHARES	1/14/94
Without CDSC		(28.89)	(37.71)	(3.36)	(2.46)
With CDSC**		(33.89)	(42.71)	(3.83)	(2.46)
CLASS C SHARES	11/04/97
Without CDSC		(28.83)	(37.68)	(3.35)	(2.61)
With CDSC***		(29.83)	(38.68)	(3.35)	(2.61)
SELECT CLASS SHARES	7/02/91	(28.49)	(37.05)	(2.39)	(1.63)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Objective Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   3

JPMorgan Market Expansion Index Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 31, 1998
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$410,326
Primary Benchmark	S&P 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Expansion Index Fund, which seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market-capitalization-weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400),* returned –32.47%** (Select Class Shares) during the six months ended December 31, 2008, compared to the –31.29% return for the S&P 1000 Index (a combination of the S&P SmallCap 600 and the S&P MidCap 400) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the retail, financial and consumer capital spending sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

The two main drivers of our quantitative stock selection are valuation (how a stock is priced relative to its intrinsic value) and fundamentals (how healthy the company’s short-term operating trends are). The Fund overweights stocks with good valuation or fundamentals and underweights stocks with bad valuation or fundamentals. However, during the period, the overweights and underweights both underperformed the benchmark. As a result, in the aggregate, the valuation and fundamental factors together generated negative returns.

On the positive side, stock selection in the health service, healthcare and banking sectors contributed to the returns, but not enough to offset the greater number of underperforming sectors.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to follow an industry-neutral approach to portfolio construction, focusing on the best stocks in each of approximately 60 industries. We overweighted attractively priced stocks with improving fundamentals and underweighted expensive stocks with deteriorating fundamentals based on the Fund’s stock selection process, which looked at both valuation and fundamentals. We tended to place tiny bets — generally 10 to 25 basis points greater or lesser than the benchmark — on individual stocks, to keep the tracking error low. We generally owned 850 to 900 stocks to retain the Fund’s enhanced index approach in implementation of the strategy.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Endo Pharmaceuticals Holdings, Inc.	0.8%
2.	W.R. Berkley Corp.	0.7
3.	Lincare Holdings, Inc.	0.7
4.	Manpower, Inc.	0.6
5.	Omnicare, Inc.	0.6
6.	URS Corp.	0.6
7.	Synopsys, Inc.	0.5
8.	StanCorp Financial Group, Inc.	0.5
9.	Advance Auto Parts, Inc.	0.5
10.	Plains Exploration & Production Co.	0.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.0%
Industrials	17.1
Information Technology	13.6
Consumer Discretionary	13.2
Health Care	12.2
Energy	6.5
Utilities	6.4
Materials	5.2
Consumer Staples	3.8
Short-Term Investments	1.6
Others (each less than 1.0%)	0.4

*	“S&P SmallCap 600 Index”, “S&P MidCap 400 Index” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund. The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/31/98
Without Sales Charge		(32.61)%	(35.62)%	(0.31)%	3.88%
With Sales Charge*		(36.17)	(39.02)	(1.39)	3.33
CLASS B SHARES	7/31/98
Without CDSC		(32.80)	(36.07)	(1.02)	3.45
With CDSC**		(37.80)	(41.07)	(1.44)	3.45
CLASS C SHARES	3/22/99
Without CDSC		(32.82)	(36.06)	(1.01)	3.13
With CDSC***		(33.82)	(37.06)	(1.01)	3.13
CLASS R2 SHARES	11/3/08	(32.73)	(35.90)	(0.65)	3.55
SELECT CLASS SHARES	7/31/98	(32.47)	(35.45)	(0.04)	4.16

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance includes the performance of the Pegasus Market Expansion Index before it consolidated with the Fund on March 22, 1999. Historical performance shown for Class C Shares prior to their inception is based on performance of Class B Shares. All prior class performance has been adjusted to reflect the differences in sales charges between the classes. Returns for Class R2 Shares prior to their inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Index Fund, the S&P 1000 Index and the Lipper Mid-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of small- and midsize companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   5

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
	Common Stocks — 98.1%
	Aerospace & Defense — 2.8%
131	Boeing Co.	5,593
70	General Dynamics Corp.	4,015
22	Goodrich Corp.	815
130	Honeywell International, Inc.	4,264
21	L-3 Communications Holdings, Inc.	1,575
60	Lockheed Martin Corp.	5,007
58	Northrop Grumman Corp.	2,634
25	Precision Castparts Corp.	1,483
74	Raytheon Co.	3,780
28	Rockwell Collins, Inc.	1,107
170	United Technologies Corp.	9,113
		39,386
	Air Freight & Logistics — 1.1%
30	C.H. Robinson Worldwide, Inc. (c)	1,665
38	Expeditors International of Washington, Inc.	1,262
56	FedEx Corp.	3,571
178	United Parcel Service, Inc., Class B	9,818
		16,316
	Airlines — 0.1%
132	Southwest Airlines Co.	1,140
	Auto Components — 0.2%
43	Goodyear Tire & Rubber Co. (The) (a)	258
106	Johnson Controls, Inc.	1,930
		2,188
	Automobiles — 0.1%
427	Ford Motor Co. (a) (c)	978
109	General Motors Corp. (c)	349
42	Harley-Davidson, Inc. (c)	707
		2,034
	Beverages — 2.5%
18	Brown-Forman Corp., Class B	903
356	Coca-Cola Co. (The)	16,110
57	Coca-Cola Enterprises, Inc.	682
35	Constellation Brands, Inc., Class A (a)	549
45	Dr Pepper Snapple Group, Inc. (a)	737
27	Molson Coors Brewing Co., Class B	1,302
24	Pepsi Bottling Group, Inc.	544
278	PepsiCo, Inc.	15,214
		36,041
	Biotechnology — 2.1%
189	Amgen, Inc. (a) (c)	10,944
52	Biogen Idec, Inc. (a)	2,485
82	Celgene Corp. (a)	4,530
12	Cephalon, Inc. (a) (c)	943
48	Genzyme Corp. (a)	3,211
165	Gilead Sciences, Inc. (a)	8,414
		30,527
	Building Products — 0.1%
64	Masco Corp.	716
	Capital Markets — 2.3%
37	American Capital Ltd.(c)	120
39	Ameriprise Financial, Inc.	905
205	Bank of New York Mellon Corp. (The)	5,815
167	Charles Schwab Corp. (The)	2,706
101	E*Trade Financial Corp. (a) (c)	116
16	Federated Investors, Inc., Class B	269
27	Franklin Resources, Inc.	1,725
79	Goldman Sachs Group, Inc. (The)	6,674
69	Invesco Ltd.	994
28	Janus Capital Group, Inc. (c)	227
25	Legg Mason, Inc. (c)	556
286	Merrill Lynch & Co., Inc.	3,333
190	Morgan Stanley	3,047
40	Northern Trust Corp.	2,080
77	State Street Corp.	3,038
46	T. Rowe Price Group, Inc. (c)	1,638
		33,243
	Chemicals — 1.7%
37	Air Products & Chemicals, Inc.	1,884
10	CF Industries Holdings, Inc.	500
165	Dow Chemical Co. (The)	2,493
161	E.l. du Pont de Nemours & Co.	4,083
13	Eastman Chemical Co.	412
30	Ecolab, Inc.	1,054
14	International Flavors & Fragrances, Inc.	418
98	Monsanto Co.	6,894
29	PPG Industries, Inc.	1,246
55	Praxair, Inc.	3,274
22	Rohm & Haas Co.	1,381
22	Sigma-Aldrich Corp. (c)	947
		24,586

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 3.1%
99	BB&T Corp. (c)	2,714
27	Comerica, Inc.	534
103	Fifth Third Bancorp (c)	853
37	First Horizon National Corp.	388
65	Huntington Bancshares, Inc. (c)	502
89	KeyCorp	754
14	M&T Bank Corp. (c)	793
47	Marshall & Ilsley Corp. (c)	635
364	National City Corp.	659
62	PNC Financial Services Group, Inc.	3,051
124	Regions Financial Corp.	985
63	SunTrust Banks, Inc.	1,871
314	U.S. Bancorp	7,848
387	Wachovia Corp.	2,141
678	Wells Fargo & Co.	19,981
21	Zions Bancorp (c)	506
		44,215
	Commercial Services & Supplies — 0.5%
19	Avery Dennison Corp.	622
24	Cintas Corp.	546
37	Pitney Bowes, Inc.	939
37	R.R. Donnelley & Sons Co.	498
57	Republic Services, Inc.	1,423
15	Stericycle, Inc. (a) (c)	797
88	Waste Management, Inc.	2,908
		7,733
	Communications Equipment — 2.5%
16	Ciena Corp. (a) (c)	108
1,047	Cisco Systems, Inc. (a)	17,069
278	Corning, Inc.	2,649
24	Harris Corp.	916
39	JDS Uniphase Corp. (a)	144
94	Juniper Networks, Inc. (a)	1,653
405	Motorola, Inc.	1,796
296	QUALCOMM, Inc.	10,609
71	Tellabs, Inc. (a)	293
		35,237
	Computers & Peripherals — 4.2%
159	Apple, Inc. (a)	13,570
310	Dell, Inc. (a)	3,169
365	EMC Corp. (a) (c)	3,821
438	Hewlett-Packard Co.	15,896
240	International Business Machines Corp.	20,222
14	Lexmark International, Inc., Class A (a)	377
59	NetApp, Inc. (a)	825
23	QLogic Corp. (a)	307
40	SanDisk Corp. (a)	388
132	Sun Microsystems, Inc. (a)	505
31	Teradata Corp. (a)	467
		59,547
	Construction & Engineering — 0.2%
32	Fluor Corp.	1,457
22	Jacobs Engineering Group, Inc. (a)	1,057
		2,514
	Construction Materials — 0.1%
20	Vulcan Materials Co. (c)	1,371
	Consumer Finance — 0.5%
207	American Express Co.	3,848
70	Capital One Financial Corp.	2,234
86	Discover Financial Services (c)	818
84	SLM Corp. (a) (c)	744
		7,644
	Containers & Packaging — 0.2%
17	Ball Corp.	703
18	Bemis Co., Inc.	422
30	Owens-Illinois, Inc. (a)	816
24	Pactiv Corp. (a)	585
28	Sealed Air Corp.	422
		2,948
	Distributors — 0.1%
29	Genuine Parts Co.	1,080
	Diversified Consumer Services — 0.2%
19	Apollo Group, Inc., Class A (a)	1,460
61	H&R Block, Inc.	1,377
		2,837
	Diversified Financial Services — 3.3%
897	Bank of America Corp.	12,635
65	CIT Group, Inc. (c)	297
975	Citigroup, Inc.	6,540
12	CME Group, Inc.	2,493
13	IntercontinentalExchange, Inc. (a)	1,065
668	JPMorgan Chase & Co. (q)	21,047
32	Leucadia National Corp. (a)	627
35	Moody’s Corp. (c)	698

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
24	NASDAQ OMX Group, Inc. (The) (a) (c)	602
47	NYSE Euronext	1,298
		47,302
	Diversified Telecommunication Services — 3.5%
1,054	AT&T, Inc.	30,038
18	CenturyTel, Inc.	489
25	Embarq Corp.	914
56	Frontier Communications Corp.	487
262	Qwest Communications International, Inc. (c)	954
508	Verizon Communications, Inc.	17,222
79	Windstream Corp.	723
		50,827
	Electric Utilities — 2.4%
30	Allegheny Energy, Inc.	1,024
72	American Electric Power Co., Inc.	2,402
226	Duke Energy Corp.	3,397
58	Edison International	1,872
34	Entergy Corp.	2,815
118	Exelon Corp.	6,544
55	FirstEnergy Corp.	2,648
73	FPL Group, Inc.	3,679
39	Pepco Holdings, Inc.	687
18	Pinnacle West Capital Corp.	579
67	PPL Corp.	2,058
47	Progress Energy, Inc.	1,875
139	Southern Co.	5,126
		34,706
	Electrical Equipment — 0.5%
31	Cooper Industries Ltd., Class A (c)	906
137	Emerson Electric Co.	5,022
25	Rockwell Automation, Inc.	816
		6,744
	Electronic Equipment, Instruments & Components — 0.3%
63	Agilent Technologies, Inc. (a)	978
31	Amphenol Corp., Class A	754
25	Flir Systems, Inc. (a)	762
38	Jabil Circuit, Inc.	254
25	Molex, Inc.	365
82	Tyco Electronics Ltd., (Bermuda) (c)	1,327
		4,440
	Energy Equipment & Services — 1.5%
55	Baker Hughes, Inc.	1,764
52	BJ Services Co.	609
39	Cameron International Corp. (a)	805
25	ENSCO International, Inc.	720
160	Halliburton Co.	2,906
51	Nabors Industries Ltd., (Bermuda) (a)	609
75	National Oilwell Varco, Inc. (a)	1,824
47	Noble Corp.	1,043
20	Rowan Cos., Inc.	322
214	Schlumberger Ltd.	9,056
39	Smith International, Inc.	896
122	Weatherford International Ltd. (a)	1,318
		21,872
	Food & Staples Retailing — 3.2%
77	Costco Wholesale Corp.	4,053
257	CVS/Caremark Corp.	7,382
117	Kroger Co. (The)	3,082
77	Safeway, Inc.	1,822
38	SUPERVALU, Inc.	553
107	SYSCO Corp.	2,458
177	Walgreen Co.	4,368
400	Wal-Mart Stores, Inc.	22,418
25	Whole Foods Market, Inc. (c)	237
		46,373
	Food Products — 1.8%
115	Archer-Daniels-Midland Co.	3,308
37	Campbell Soup Co.	1,104
80	ConAgra Foods, Inc.	1,319
28	Dean Foods Co. (a)	495
60	General Mills, Inc.	3,630
56	H.J. Heinz Co.	2,115
30	Hershey Co. (The)	1,031
21	JM Smucker Co. (The)	918
45	Kellogg Co.	1,976
263	Kraft Foods, Inc., Class A (c)	7,055
23	McCormick & Co., Inc. (Non-Voting)	741
126	Sara Lee Corp.	1,238
54	Tyson Foods, Inc., Class A	473
		25,403
	Gas Utilities — 0.1%
23	Equitable Resources, Inc.	785
8	Nicor, Inc. (c)	281
31	Questar Corp.	1,014
		2,080

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 2.1%
111	Baxter International, Inc.	5,944
43	Becton, Dickinson & Co.	2,974
269	Boston Scientific Corp. (a)	2,079
18	C.R. Bard, Inc.	1,495
90	Covidien Ltd.	3,264
27	Dentsply International, Inc. (c)	752
29	Hospira, Inc. (a)	765
7	Intuitive Surgical, Inc. (a)	888
200	Medtronic, Inc.	6,284
62	St. Jude Medical, Inc. (a)	2,029
43	Stryker Corp. (c)	1,731
22	Varian Medical Systems, Inc. (a)	779
40	Zimmer Holdings, Inc. (a)	1,623
		30,607
	Health Care Providers & Services — 2.1%
82	Aetna, Inc.	2,350
28	AmerisourceBergen Corp.	996
64	Cardinal Health, Inc.	2,217
49	Cigna Corp.	828
27	Coventry Health Care, Inc. (a)	397
19	DaVita, Inc. (a)	920
44	Express Scripts, Inc. (a)	2,433
30	Humana, Inc. (a) (c)	1,125
19	Laboratory Corp. of America Holdings (a) (c)	1,244
49	McKesson Corp.	1,911
89	Medco Health Solutions, Inc. (a)	3,733
16	Patterson Cos., Inc. (a)	306
28	Quest Diagnostics, Inc.	1,471
74	Tenet Healthcare Corp. (a)	86
216	UnitedHealth Group, Inc.	5,746
91	WellPoint, Inc. (a)	3,836
		29,599
	Health Care Technology — 0.0% (g)
33	IMS Health, Inc.	493
	Hotels, Restaurants & Leisure — 1.5%
78	Carnival Corp.	1,901
25	Darden Restaurants, Inc.	699
53	International Game Technology	627
52	Marriott International, Inc., Class A	1,020
199	McDonald’s Corp.	12,397
132	Starbucks Corp. (a)	1,244
33	Starwood Hotels & Resorts Worldwide, Inc.	586
32	Wyndham Worldwide Corp.	208
11	Wynn Resorts Ltd. (a) (c)	465
83	Yum! Brands, Inc. (c)	2,606
		21,753
	Household Durables — 0.4%
11	Black & Decker Corp.	449
22	Centex Corp.	237
49	D.R. Horton, Inc.	348
27	Fortune Brands, Inc.	1,107
10	Harman International Industries, Inc.	175
13	KB Home (c)	183
28	Leggett & Platt, Inc.	424
25	Lennar Corp., Class A	219
50	Newell Rubbermaid, Inc.	485
38	Pulte Homes, Inc. (c)	418
10	Snap-On, Inc.	404
14	Stanley Works (The)	481
13	Whirlpool Corp. (c)	544
		5,474
	Household Products — 3.1%
25	Clorox Co.	1,378
90	Colgate-Palmolive Co.	6,187
74	Kimberly-Clark Corp.	3,903
534	Procter & Gamble Co.	33,012
		44,480
	Independent Power Producers & Energy Traders — 0.1%
120	AES Corp. (The) (a)	991
32	Constellation Energy Group, Inc.	801
90	Dynegy, Inc., Class A (a)	181
		1,973
	Industrial Conglomerates — 2.8%
124	3M Co.	7,131
1,879	General Electric Co. (k)	30,432
43	Textron, Inc.	598
85	Tyco International Ltd., (Bermuda)	1,827
		39,988
	Insurance — 2.6%
83	Aflac, Inc.	3,822
96	Allstate Corp. (The)	3,140
481	American International Group, Inc. (c)	755
48	AON Corp.	2,204
21	Assurant, Inc.	631
64	Chubb Corp. (The)	3,245

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
29	Cincinnati Financial Corp.	844
77	Genworth Financial, Inc., Class A	219
54	Hartford Financial Services Group, Inc. (c)	885
46	Lincoln National Corp.	862
65	Loews Corp.	1,829
92	Marsh & McLennan Cos., Inc.	2,231
34	MBIA, Inc. (a) (c)	137
142	MetLife, Inc.	4,948
46	Principal Financial Group, Inc. (c)	1,047
121	Progressive Corp. (The)	1,790
76	Prudential Financial, Inc.	2,295
15	Torchmark Corp. (c)	680
105	Travelers Cos., Inc. (The)	4,725
59	Unum Group	1,101
59	XL Capital Ltd., (Bermuda), Class A	219
		37,609
	Internet & Catalog Retail — 0.2%
58	Amazon.com, Inc. (a)	2,950
37	Expedia, Inc. (a)	309
		3,259
	Internet Software & Services — 1.4%
30	Akamai Technologies, Inc. (a) (c)	457
192	eBay, Inc. (a)	2,678
43	Google, Inc., Class A (a)	13,162
35	VeriSign, Inc. (a)	662
248	Yahoo!, Inc. (a)	3,028
		19,987
	IT Services — 1.0%
17	Affiliated Computer Services, Inc., Class A (a)	802
91	Automatic Data Processing, Inc.	3,573
52	Cognizant Technology Solutions Corp., Class A (a)	941
27	Computer Sciences Corp. (a)	952
22	Convergys Corp. (a)	140
34	Fidelity National Information Services, Inc.	553
29	Fiserv, Inc. (a)	1,042
13	MasterCard, Inc., Class A (c)	1,850
57	Paychex, Inc.	1,509
35	Total System Services, Inc.	493
128	Western Union Co. (The)	1,835
		13,690
	Leisure Equipment & Products — 0.1%
48	Eastman Kodak Co.	316
22	Hasbro, Inc. (c)	646
64	Mattel, Inc.	1,026
		1,988
	Life Sciences Tools & Services — 0.3%
31	Life Technologies Corp. (a)	719
10	Millipore Corp. (a)	509
21	PerkinElmer, Inc.	294
75	Thermo Fisher Scientific, Inc. (a)	2,561
18	Waters Corp. (a)	644
		4,727
	Machinery — 1.6%
108	Caterpillar, Inc.	4,819
36	Cummins, Inc.	963
46	Danaher Corp.	2,589
76	Deere & Co.	2,927
33	Dover Corp.	1,095
29	Eaton Corp.	1,466
10	Flowserve Corp.	521
70	Illinois Tool Works, Inc.	2,467
57	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	989
32	ITT Corp.	1,494
23	Manitowoc Co., Inc. (The)	202
65	PACCAR, Inc.	1,855
21	Pall Corp.	600
29	Parker Hannifin Corp.	1,226
		23,213
	Media — 2.5%
122	CBS Corp., Class B	996
515	Comcast Corp., Class A	8,694
98	DIRECTV Group, Inc. (The) (a)	2,238
41	Gannett Co., Inc. (c)	326
85	Interpublic Group of Cos., Inc. (The) (a)	338
56	McGraw-Hill Cos., Inc. (The)	1,304
6	Meredith Corp.	111
21	New York Times Co. (The), Class A (c)	153
411	News Corp., Class A	3,739
56	Omnicom Group, Inc.	1,496
16	Scripps Networks Interactive, Inc., Class A	354
642	Time Warner, Inc. (c)	6,455
110	Viacom, Inc., Class B (a)	2,092
331	Walt Disney Co. (The)	7,512
1	Washington Post Co. (The), Class B	418
		36,226

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 0.7%
20	AK Steel Holding Corp.	187
143	Alcoa, Inc.	1,612
17	Allegheny Technologies, Inc. (c)	440
68	Freeport-McMoRan Copper & Gold, Inc.	1,651
81	Newmont Mining Corp.	3,307
56	Nucor Corp.	2,594
15	Titanium Metals Corp. (c)	134
21	United States Steel Corp.	773
		10,698
	Multiline Retail — 0.7%
15	Big Lots, Inc. (a)	213
25	Family Dollar Stores, Inc.	651
40	J.C. Penney Co., Inc.	783
54	Kohl’s Corp. (a)	1,973
75	Macy’s, Inc.	779
29	Nordstrom, Inc. (c)	379
10	Sears Holdings Corp. (a) (c)	387
135	Target Corp. (c)	4,649
		9,814
	Multi-Utilities — 1.5%
38	Ameren Corp.	1,258
62	CenterPoint Energy, Inc.	777
40	CMS Energy Corp. (c)	409
49	Consolidated Edison, Inc.	1,905
104	Dominion Resources, Inc.	3,726
29	DTE Energy Co.	1,040
14	Integrys Energy Group, Inc. (c)	587
49	NiSource, Inc.	538
65	PG&E Corp.	2,499
91	Public Service Enterprise Group, Inc.	2,640
21	SCANA Corp.	749
44	Sempra Energy	1,858
38	TECO Energy, Inc. (c)	470
21	Wisconsin Energy Corp.	878
80	Xcel Energy, Inc.	1,490
		20,824
	Office Electronics — 0.1%
155	Xerox Corp.	1,234
	Oil, Gas & Consumable Fuels — 11.5%
82	Anadarko Petroleum Corp.	3,165
60	Apache Corp.	4,461
18	Cabot Oil & Gas Corp.	481
97	Chesapeake Energy Corp.	1,564
363	Chevron Corp.	26,880
267	ConocoPhillips	13,812
32	Consol Energy, Inc. (c)	926
79	Devon Energy Corp.	5,192
125	El Paso Corp.	982
45	EOG Resources, Inc.	2,972
910	Exxon Mobil Corp.	72,625
51	Hess Corp.	2,721
126	Marathon Oil Corp.	3,453
15	Massey Energy Co.	210
34	Murphy Oil Corp. (c)	1,511
31	Noble Energy, Inc.	1,521
145	Occidental Petroleum Corp.	8,689
48	Peabody Energy Corp.	1,085
21	Pioneer Natural Resources Co.	341
28	Range Resources Corp.	955
61	Southwestern Energy Co. (a)	1,779
109	Spectra Energy Corp.	1,720
21	Sunoco, Inc. (c)	908
25	Tesoro Corp. (c)	326
92	Valero Energy Corp.	1,997
103	Williams Cos., Inc.	1,499
103	XTO Energy, Inc.	3,639
		165,414
	Paper & Forest Products — 0.2%
76	International Paper Co.	902
31	MeadWestvaco Corp.	342
38	Weyerhaeuser Co. (c)	1,157
		2,401
	Personal Products — 0.2%
76	Avon Products, Inc.	1,832
21	Estee Lauder Cos., Inc. (The), Class A	642
		2,474
	Pharmaceuticals — 7.8%
278	Abbott Laboratories	14,810
55	Allergan, Inc.	2,218
354	Bristol-Myers Squibb Co.	8,232
179	Eli Lilly & Co. (c)	7,206
54	Forest Laboratories, Inc. (a)	1,373
496	Johnson & Johnson	29,690
44	King Pharmaceuticals, Inc. (a)	468
378	Merck & Co., Inc.	11,495
54	Mylan, Inc. (a) (c)	539

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
1,206	Pfizer, Inc.	21,358
291	Schering-Plough Corp. (c)	4,951
19	Watson Pharmaceuticals, Inc. (a)	497
238	Wyeth	8,932
		111,769
	Professional Services — 0.2%
10	Dun & Bradstreet Corp.	744
23	Equifax, Inc.	599
22	Monster Worldwide, Inc. (a)	267
28	Robert Half International, Inc. (c)	578
		2,188
	Real Estate Investment Trusts (REITs) — 1.0%
18	Apartment Investment & Management Co., Class A (c)	209
14	AvalonBay Communities, Inc.	836
22	Boston Properties, Inc. (c)	1,188
22	Developers Diversified Realty Corp.	105
49	Equity Residential	1,451
45	HCP, Inc.	1,255
93	Host Hotels & Resorts, Inc. (c)	707
41	Kimco Realty Corp. (c)	749
30	Plum Creek Timber Co., Inc.	1,036
48	ProLogis (c)	660
22	Public Storage	1,782
40	Simon Property Group, Inc.	2,146
25	Vornado Realty Trust (c)	1,483
		13,607
	Real Estate Management & Development — 0.0% (g)
40	CB Richard Ellis Group, Inc., Class A (a) (c)	172
	Road & Rail — 1.0%
50	Burlington Northern Santa Fe Corp.	3,801
71	CSX Corp.	2,291
66	Norfolk Southern Corp.	3,116
10	Ryder System, Inc.	386
91	Union Pacific Corp.	4,329
		13,923
	Semiconductors & Semiconductor Equipment — 2.1%
109	Advanced Micro Devices, Inc. (a) (c)	235
53	Altera Corp.	889
52	Analog Devices, Inc.	991
240	Applied Materials, Inc.	2,431
79	Broadcom Corp., Class A (a)	1,348
995	Intel Corp.	14,583
30	KLA-Tencor Corp.	658
40	Linear Technology Corp.	877
115	LSI Corp. (a)	380
40	MEMC Electronic Materials, Inc. (a)	573
33	Microchip Technology, Inc. (c)	635
137	Micron Technology, Inc. (a)	361
35	National Semiconductor Corp.	351
17	Novellus Systems, Inc. (a) (c)	215
96	NVIDIA Corp. (a)	775
30	Teradyne, Inc. (a)	128
232	Texas Instruments, Inc.	3,599
49	Xilinx, Inc. (c)	873
		29,902
	Software — 3.6%
95	Adobe Systems, Inc. (a)	2,022
40	Autodesk, Inc. (a)	795
34	BMC Software, Inc. (a)	902
70	CA, Inc.	1,305
32	Citrix Systems, Inc. (a)	766
44	Compuware Corp. (a) (c)	298
57	Electronic Arts, Inc. (a)	920
57	Intuit, Inc. (a)	1,362
27	McAfee, Inc. (a)	944
1,368	Microsoft Corp.	26,599
62	Novell, Inc. (a) (c)	240
701	Oracle Corp. (a)	12,422
19	Salesforce.com, Inc. (a)	601
150	Symantec Corp. (a)	2,021
		51,197
	Specialty Retail — 1.8%
16	Abercrombie & Fitch Co., Class A (c)	359
19	AutoNation, Inc. (a) (c)	191
7	AutoZone, Inc. (a)	954
46	Bed Bath & Beyond, Inc. (a)	1,181
60	Best Buy Co., Inc.	1,698
29	GameStop Corp., Class A (a) (c)	634
83	Gap, Inc. (The)	1,117
303	Home Depot, Inc.	6,981
48	Limited Brands, Inc. (c)	486
262	Lowe’s Cos., Inc.	5,641
49	Office Depot, Inc. (a)	147
22	RadioShack Corp. (c)	267

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — Continued
18	Sherwin-Williams Co. (The)	1,049
128	Staples, Inc.	2,286
22	Tiffany & Co. (c)	520
74	TJX Cos., Inc.	1,532
		25,043
	Textiles, Apparel & Luxury Goods — 0.4%
58	Coach, Inc. (a)	1,214
15	Jones Apparel Group, Inc. (c)	87
70	Nike, Inc., Class B	3,579
10	Polo Ralph Lauren Corp.	457
16	V.F. Corp.	863
		6,200
	Thrifts & Mortgage Finance — 0.2%
93	Hudson City Bancorp, Inc.	1,488
62	People’s United Financial, Inc.	1,109
96	Sovereign Bancorp, Inc. (a) (c)	287
		2,884
	Tobacco — 1.8%
369	Altria Group, Inc.	5,549
30	Lorillard, Inc.	1,694
362	Philip Morris International, Inc.	15,743
30	Reynolds American, Inc. (c)	1,219
27	UST, Inc.	1,841
		26,046
	Trading Companies & Distributors — 0.1%
23	Fastenal Co. (c)	805
12	W.W. Grainger, Inc.(c)	912
		1,717
	Wireless Telecommunication Services — 0.2%
71	American Tower Corp., Class A (a)	2,080
511	Sprint Nextel Corp. (a)	935
		3,015
	Total Long-Term Investments (Cost $1,138,263)	1,406,638
Short-Term Investment — 2.0%
	Investment Company — 2.0%
28,850	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, (b) (m) (Cost $28,850)	28,850

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.7%
	Certificate of Deposit — 0.2%
2,500	Calyon, New York, VAR, 0.397%, 03/15/10	2,417
	Corporate Notes — 0.8%
5,500	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	5,381
5,000	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	4,971
1,700	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	1,578
		11,930

SHARES
	Investment Company — 1.7%
25,187	JPMorgan Prime Money Market Fund, Capital Shares (b)	25,187
	Total Investments of Cash Collateral for Securities on Loan (Cost $39,883)	39,534
	Total Investments — 102.8% (Cost $1,206,996)	1,475,022
	Liabilities in Excess of Other Assets — (2.8)%	(40,763)
	NET ASSETS — 100.0%	$1,434,259

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
119	S&P 500 Index	03/19/09	$26,778	$636

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   13

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8%
	Common Stocks — 98.8%
	Aerospace & Defense — 1.3%
16	AAR Corp. (a)	289
13	Alliant Techsystems, Inc. (a) (c)	1,075
5	Applied Signal Technology, Inc.	91
4	Axsys Technologies, Inc. (a)	208
8	Ceradyne, Inc. (a)	159
7	Cubic Corp.	203
18	Esterline Technologies Corp. (a)	695
21	GenCorp, Inc. (a)	77
74	Orbital Sciences Corp. (a)	1,451
20	Teledyne Technologies, Inc. (a)	904
8	Triumph Group, Inc.	342
		5,494
	Air Freight & Logistics — 0.1%
12	Forward Air Corp.	284
	Airlines — 0.5%
48	Airtran Holdings, Inc. (a) (c)	214
101	SkyWest, Inc.	1,883
		2,097
	Auto Components — 0.6%
86	ArvinMeritor, Inc. (c)	246
9	ATC Technology Corp. (a)	126
47	BorgWarner, Inc.	1,013
8	Drew Industries, Inc. (a) (c)	96
73	Gentex Corp.	646
14	Modine Manufacturing Co.	70
13	Spartan Motors, Inc.	62
5	Standard Motor Products, Inc.	16
10	Superior Industries International, Inc. (c)	103
		2,378
	Automobiles — 0.0% (g)
14	Winnebago Industries, Inc. (c)	83
	Beverages — 0.2%
4	Boston Beer Co., Inc., Class A (a)	116
12	Hansen Natural Corp. (a)	395
10	PepsiAmericas, Inc.	210
		721
	Biotechnology — 0.8%
61	Alkermes, Inc. (a)	648
25	ArQule, Inc. (a) (c)	104
16	Cubist Pharmaceuticals, Inc. (a) (c)	381
20	Martek Biosciences Corp. (c)	608
55	Vertex Pharmaceuticals, Inc. (a)	1,668
		3,409
	Building Products — 0.7%
12	Apogee Enterprises, Inc.	121
12	Gibraltar Industries, Inc.	144
17	Griffon Corp. (a)	156
57	Lennox International, Inc.	1,852
8	NCI Building Systems, Inc. (a) (c)	130
15	Quanex Building Products Corp.	143
6	Simpson Manufacturing Co., Inc. (c)	153
7	Universal Forest Products, Inc.	180
		2,879
	Capital Markets — 1.3%
9	Allied Capital Corp. (c)	24
104	Apollo Investment Corp.	970
4	Eaton Vance Corp.	76
41	Investment Technology Group, Inc. (a)	935
24	LaBranche & Co., Inc. (a)	114
27	optionsXpress Holdings, Inc.	362
7	Piper Jaffray Cos. (a)	268
49	Raymond James Financial, Inc. (c)	847
31	SEI Investments Co.	493
10	Stifel Financial Corp. (a) (c)	466
11	SWS Group, Inc.	210
13	TradeStation Group, Inc. (a)	83
21	Waddell & Reed Financial, Inc., Class A	328
		5,176
	Chemicals — 3.1%
11	A. Schulman, Inc.	182
16	Airgas, Inc.	638
10	Arch Chemicals, Inc.	263
27	Ashland, Inc.	287
7	Balchem Corp. (c)	183
20	Calgon Carbon Corp. (a)	310
101	Chemtura Corp.	142
11	Cytec Industries, Inc.	233
19	Ferro Corp.	134
34	FMC Corp.	1,522
14	Georgia Gulf Corp.	15
34	Lubrizol Corp.	1,242
16	Minerals Technologies, Inc.	644
6	NewMarket Corp.	200
113	Olin Corp.	2,042
40	OM Group, Inc. (a)	839
3	Penford Corp.	32
38	PolyOne Corp. (a) (c)	119
4	Quaker Chemical Corp.	70
58	RPM International, Inc.	765

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — Continued
11	Scotts Miracle-Gro Co. (The), Class A	332
5	Sensient Technologies Corp.	116
3	Stepan Co.	136
87	Terra Industries, Inc.	1,447
29	Valspar Corp.	530
9	Zep, Inc.	181
		12,604
	Commercial Banks — 5.6%
73	Associated Banc-Corp.	1,520
31	BancorpSouth, Inc.	723
46	Bank of Hawaii Corp.	2,073
23	Boston Private Financial Holdings, Inc.	159
12	Cascade Bancorp (c)	78
20	Cathay General Bancorp	476
12	Central Pacific Financial Corp.	120
7	Columbia Banking System, Inc.	88
46	Commerce Bancshares, Inc.	2,013
13	Community Bank System, Inc.	318
32	Cullen/Frost Bankers, Inc.	1,641
81	First Bancorp (c)	901
29	First Commonwealth Financial Corp. (c)	357
13	First Financial Bancorp	164
8	First Financial Bankshares, Inc.	465
54	First Midwest Bancorp, Inc. (c)	1,076
83	FirstMerit Corp.	1,701
19	Frontier Financial Corp. (c)	83
73	Fulton Financial Corp.	701
9	Glacier Bancorp, Inc. (c)	174
17	Hanmi Financial Corp.	35
5	Home Bancshares, Inc.	145
8	Independent Bank Corp. (c)	17
7	Independent Bank Corp.	173
10	Irwin Financial Corp. (a) (c)	13
10	Nara Bancorp, Inc.	97
47	National Penn Bancshares, Inc. (c)	685
39	Old National Bancorp (c)	710
7	PacWest Bancorp	190
9	Prosperity Bancshares, Inc.	252
13	Provident Bankshares Corp.	130
10	S&T Bancorp, Inc.	347
30	South Financial Group, Inc. (The) (c)	128
8	Sterling Bancorp, Class N	108
30	Sterling Bancshares, Inc.	181
21	Sterling Financial Corp. (c)	186
18	SVB Financial Group (a)	467
34	TCF Financial Corp.	462
3	Tompkins Financial Corp.	161
57	UCBH Holdings, Inc. (c)	390
12	UMB Financial Corp.	605
26	Umpqua Holdings Corp. (c)	377
9	United Bankshares, Inc.	308
16	United Community Banks, Inc.	223
55	Valley National Bancorp	1,115
9	Webster Financial Corp.	122
15	Wilmington Trust Corp. (c)	342
8	Wilshire Bancorp, Inc. (c)	71
10	Wintrust Financial Corp. (c)	196
		23,067
	Commercial Services & Supplies — 1.6%
18	ABM Industries, Inc.	341
13	Bowne & Co., Inc.	79
33	Brink’s Co. (The)	877
8	Clean Harbors, Inc. (a)	514
5	Consolidated Graphics, Inc. (a)	113
32	Copart, Inc. (a)	873
6	Deluxe Corp.	89
9	G&K Services, Inc., Class A	176
21	GEO Group, Inc. (The) (a)	381
17	Healthcare Services Group, Inc.	278
75	Herman Miller, Inc.	978
5	HNI Corp.	83
23	Interface, Inc., Class A	106
14	Mobile Mini, Inc. (a) (c)	205
18	Rollins, Inc.	325
11	Standard Register Co. (The)	102
12	SYKES Enterprises, Inc. (a)	235
24	United Stationers, Inc. (a)	790
9	Viad Corp. (c)	211
		6,756
	Communications Equipment — 1.6%
396	3Com Corp. (a)	904
190	ADC Telecommunications, Inc. (a) (c)	1,037
8	Adtran, Inc.	118
22	Arris Group, Inc. (a)	177
31	Avocent Corp. (a)	562
4	Bel Fuse, Inc., Class B	94
7	Black Box Corp.	185
16	Blue Coat Systems, Inc. (a)	138
71	CommScope, Inc. (a)	1,100
11	Digi International, Inc. (a)	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   15

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Communications Equipment — Continued
6	EMS Technologies, Inc. (a)	164
22	F5 Networks, Inc. (a)	508
39	Harmonic, Inc. (a)	216
14	NETGEAR, Inc. (a)	164
14	Network Equipment Technologies, Inc. (a)	39
11	PC-Tel, Inc.	72
35	Plantronics, Inc.	466
20	Polycom, Inc. (a)	273
20	Symmetricom, Inc. (a)	79
6	Tollgrade Communications, Inc. (a)	27
11	ViaSat, Inc. (a)	264
		6,679
	Computers & Peripherals — 1.7%
49	Adaptec, Inc. (a)	161
8	Avid Technology, Inc. (a)	83
63	Diebold, Inc.	1,783
10	Hutchinson Technology, Inc. (a) (c)	36
12	Imation Corp.	169
20	Intermec, Inc. (a)	265
9	Intevac, Inc. (a)	45
135	NCR Corp. (a)	1,907
13	Novatel Wireless, Inc. (a)	60
44	Palm, Inc. (a) (c)	135
9	Stratasys, Inc. (a) (c)	92
14	Synaptics, Inc. (a) (c)	238
177	Western Digital Corp. (a)	2,030
		7,004
	Construction & Engineering — 2.5%
16	Dycom Industries, Inc. (a)	131
76	EMCOR Group, Inc. (a) (c)	1,694
7	Granite Construction, Inc.	318
11	Insituform Technologies, Inc., Class A (a)	223
126	KBR, Inc.	1,908
87	Quanta Services, Inc. (a)	1,722
91	Shaw Group, Inc. (The) (a)	1,853
58	URS Corp. (a)	2,380
		10,229
	Construction Materials — 0.1%
18	Eagle Materials, Inc. (c)	339
18	Headwaters, Inc. (a) (c)	118
		457
	Consumer Finance — 0.3%
14	AmeriCredit Corp. (a)	106
26	Cash America International, Inc.	712
11	First Cash Financial Services, Inc. (a)	211
9	Rewards Network, Inc. (a)	24
7	World Acceptance Corp. (a)	143
		1,196
	Containers & Packaging — 0.4%
7	AptarGroup, Inc.	250
11	Myers Industries, Inc.	91
10	Rock-Tenn Co., Class A	332
32	Sonoco Products Co.	731
15	Temple-Inland, Inc. (c)	71
		1,475
	Distributors — 0.2%
9	Audiovox Corp., Class A (a)	44
75	LKQ Corp. (a) (c)	874
		918
	Diversified Consumer Services — 1.5%
14	Brink’s Home Security Holdings, Inc. (a)	315
6	Capella Education Co. (a) (c)	344
11	Coinstar, Inc. (a)	224
49	Corinthian Colleges, Inc. (a)	804
7	DeVry, Inc.	412
25	Hillenbrand, Inc.	422
11	ITT Educational Services, Inc. (a) (c)	1,027
7	Pre-Paid Legal Services, Inc. (a)	244
29	Regis Corp.	419
36	Service Corp. International	177
7	Strayer Education, Inc.	1,441
9	Universal Technical Institute, Inc. (a) (c)	153
		5,982
	Diversified Financial Services — 0.1%
10	Financial Federal Corp.	240
6	Portfolio Recovery Associates, Inc. (a) (c)	213
		453
	Diversified Telecommunication Services — 0.1%
99	Cincinnati Bell, Inc. (a)	192
36	Fairpoint Communications, Inc.	118
22	General Communication, Inc., Class A (a)	181
		491
	Electric Utilities — 1.7%
7	Central Vermont Public Service Corp.	157
54	DPL, Inc.	1,223
42	El Paso Electric Co. (a)	768
80	Hawaiian Electric Industries, Inc.	1,775

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
26	Idacorp, Inc.	769
187	NV Energy, Inc.	1,854
11	UIL Holdings Corp.	329
		6,875
	Electrical Equipment — 1.7%
9	A.O. Smith Corp.	270
43	Acuity Brands, Inc. (c)	1,508
34	AMETEK, Inc.	1,027
11	Brady Corp., Class A	257
10	C&D Technologies, Inc. (a) (c)	32
29	Hubbell, Inc., Class B	953
10	II-VI, Inc. (a)	190
12	Magnetek, Inc. (a)	28
47	Regal-Beloit Corp.	1,797
10	Roper Industries, Inc.	417
17	Thomas & Betts Corp. (a)	411
16	Vicor Corp.	108
		6,998
	Electronic Equipment, Instruments & Components — 1.9%
12	Agilysis, Inc.	52
9	Amphenol Corp., Class A	215
73	Avnet, Inc. (a)	1,337
21	Brightpoint, Inc. (a)	92
16	Checkpoint Systems, Inc. (a)	154
18	Cognex Corp.	263
14	CTS Corp.	75
8	Daktronics, Inc.	76
11	Electro Scientific Industries, Inc. (a)	74
7	FARO Technologies, Inc. (a)	114
19	Gerber Scientific, Inc. (a)	97
114	Ingram Micro, Inc., Class A (a)	1,526
21	Insight Enterprises, Inc. (a)	147
5	Keithley Instruments, Inc.	20
9	Littelfuse, Inc. (a)	146
8	LoJack Corp. (a)	32
9	Mercury Computer Systems, Inc. (a)	57
15	Methode Electronics, Inc.	104
14	Mettler-Toledo International, Inc. (a)	942
8	MTS Systems Corp.	216
3	National Instruments Corp.	64
16	Newport Corp. (a)	107
8	Park Electrochemical Corp.	159
9	RadiSys Corp. (a) (c)	50
7	Rogers Corp. (a)	202
11	ScanSource, Inc. (a) (c)	206
8	SYNNEX Corp. (a)	86
9	Tech Data Corp. (a)	164
12	Technitrol, Inc.	42
22	Trimble Navigation Ltd. (a)	480
17	TTM Technologies, Inc. (a)	90
79	Vishay Intertechnology, Inc. (a)	271
7	X-Rite, Inc. (a) (c)	10
		7,670
	Energy Equipment & Services — 3.1%
35	Atwood Oceanics, Inc. (a)	533
24	Basic Energy Services, Inc. (a)	319
47	FMC Technologies, Inc. (a)	1,130
6	Gulf Island Fabrication, Inc. (c)	84
58	Helix Energy Solutions Group, Inc. (a)	421
52	Helmerich & Payne, Inc.	1,172
6	Lufkin Industries, Inc.	201
11	Matrix Service Co. (a)	81
8	NATCO Group, Inc., Class A (a)	124
21	Oil States International, Inc. (a)	385
98	Patterson-UTI Energy, Inc.	1,129
20	Pioneer Drilling Co. (a)	112
122	Pride International, Inc. (a)	1,949
14	SEACOR Holdings, Inc. (a) (c)	914
99	Superior Energy Services, Inc. (a)	1,578
7	Superior Well Services, Inc. (a)	67
25	Tidewater, Inc.	998
60	Unit Corp. (a)	1,591
		12,788
	Food & Staples Retailing — 0.7%
7	Andersons, Inc. (The) (c)	121
18	BJ’s Wholesale Club, Inc. (a)	616
68	Casey’s General Stores, Inc.	1,538
5	Nash Finch Co.	233
9	Ruddick Corp.	238
9	Spartan Stores, Inc.	208
		2,954
	Food Products — 1.4%
5	Cal-Maine Foods, Inc. (c)	146
30	Corn Products International, Inc.	870
113	Darling International, Inc. (a)	618
7	Diamond Foods, Inc.	137
15	Flowers Foods, Inc.	356

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   17

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — Continued
7	Green Mountain Coffee Roasters, Inc. (a) (c)	273
17	Hormel Foods Corp.	536
6	J & J Snack Foods Corp. (c)	222
12	JM Smucker Co. (The)	513
13	Lancaster Colony Corp.	452
13	Lance, Inc.	293
4	Ralcorp Holdings, Inc. (a)	213
7	Sanderson Farms, Inc. (c)	244
11	Tootsie Roll Industries, Inc.	290
21	TreeHouse Foods, Inc. (a)	570
		5,733
	Gas Utilities — 2.1%
25	AGL Resources, Inc.	797
51	Atmos Energy Corp.	1,200
17	Energen Corp.	496
9	Laclede Group, Inc. (The) (c)	417
31	National Fuel Gas Co.	959
23	New Jersey Resources Corp.	915
70	ONEOK, Inc.	2,037
24	Piedmont Natural Gas Co. (c)	776
36	UGI Corp.	882
		8,479
	Health Care Equipment & Supplies — 3.9%
9	Abaxis, Inc. (a) (c)	142
5	Advanced Medical Optics, Inc. (a)	36
52	American Medical Systems Holdings, Inc. (a)	466
5	Analogic Corp. (c)	148
8	ArthroCare Corp. (a) (c)	40
18	Beckman Coulter, Inc.	772
12	CONMED Corp. (a)	284
44	Cooper Cos., Inc. (The)	727
11	CryoLife, Inc. (a) (c)	110
9	Cyberonics, Inc. (a) (c)	156
5	Datascope Corp.	281
19	Edwards Lifesciences Corp. (a)	1,043
17	Gen-Probe, Inc. (a)	717
9	Greatbatch, Inc. (a) (c)	245
64	Hill-Rom Holdings, Inc. (c)	1,050
91	Hologic, Inc. (a)	1,187
5	ICU Medical, Inc. (a)	169
20	Immucor, Inc. (a)	533
2	Integra LifeSciences Holdings Corp. (a) (c)	82
13	Invacare Corp. (c)	201
5	Kensey Nash Corp. (a)	92
36	Kinetic Concepts, Inc. (a) (c)	683
20	Masimo Corp. (a)	587
14	Mentor Corp.	419
11	Merit Medical Systems, Inc. (a)	202
11	Natus Medical, Inc. (a)	146
6	Osteotech, Inc. (a)	10
7	Palomar Medical Technologies, Inc. (a)	85
24	ResMed, Inc. (a)	905
84	STERIS Corp.	2,009
7	SurModics, Inc. (a)	168
15	Symmetry Medical, Inc. (a)	121
25	Teleflex, Inc.	1,228
14	Theragenics Corp. (a)	16
23	Thoratec Corp. (a)	758
9	Zoll Medical Corp. (a)	161
		15,979
	Health Care Providers & Services — 4.2%
4	Air Methods Corp. (a)	70
6	Amedisys, Inc. (a)	241
51	AMERIGROUP Corp. (a)	1,517
14	AMN Healthcare Services, Inc. (a)	116
13	AmSurg Corp. (a)	299
26	Catalyst Health Solutions, Inc. (a)	630
18	Centene Corp. (a)	353
8	Chemed Corp.	318
64	Community Health Systems, Inc. (a)	927
3	Corvel Corp. (a)	72
12	Cross Country Healthcare, Inc. (a)	109
12	Gentiva Health Services, Inc. (a)	339
9	Healthways, Inc. (a)	102
40	Henry Schein, Inc. (a)	1,455
10	HMS Holdings Corp. (a)	320
13	inVentiv Health, Inc. (a)	155
21	Kindred Healthcare, Inc. (a)	274
4	Landauer, Inc.	277
9	LCA-Vision, Inc.	38
6	LHC Group, Inc. (a)	216
32	LifePoint Hospitals, Inc. (a)	729
100	Lincare Holdings, Inc. (a)	2,688
7	Medcath Corp. (a)	78
6	Molina Healthcare, Inc. (a) (c)	102
5	MWI Veterinary Supply, Inc. (a)	132
14	Odyssey HealthCare, Inc. (a)	129
89	Omnicare, Inc.	2,462
38	Owens & Minor, Inc.	1,422
12	PharMerica Corp. (a)	193

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
7	RehabCare Group, Inc. (a)	111
10	Res-Care, Inc. (a)	156
19	Universal Health Services, Inc., Class B	700
49	WellCare Health Plans, Inc. (a)	636
		17,366
	Health Care Technology — 0.3%
10	Cerner Corp. (a) (c)	380
22	Eclipsys Corp. (a)	312
14	Omnicell, Inc. (a)	167
17	Phase Forward, Inc. (a)	217
		1,076
	Hotels, Restaurants & Leisure — 2.0%
30	Bob Evans Farms, Inc.	619
42	Brinker International, Inc.	446
7	Buffalo Wild Wings, Inc. (a) (c)	185
12	California Pizza Kitchen, Inc. (a)	127
9	CEC Entertainment, Inc. (a)	223
3	Chipotle Mexican Grill, Inc., Class A (a)	190
12	CKE Restaurants, Inc.	101
17	Cracker Barrel Old Country Store, Inc. (c)	354
6	DineEquity, Inc. (c)	72
29	International Speedway Corp., Class A	823
16	Interval Leisure Group, Inc. (a)	85
34	Jack in the Box, Inc. (a) (c)	754
8	Landry’s Restaurants, Inc.	94
10	Marcus Corp.	157
5	Monarch Casino & Resort, Inc. (a) (c)	53
17	Multimedia Games, Inc. (a) (c)	40
9	O’Charley’s, Inc.	17
25	Panera Bread Co., Class A (a) (c)	1,287
13	Papa John’s International, Inc. (a)	246
5	Peet’s Coffee & Tea, Inc. (a) (c)	112
10	PF Chang’s China Bistro, Inc. (a)	217
24	Pinnacle Entertainment, Inc. (a) (c)	186
7	Red Robin Gourmet Burgers, Inc. (a)	125
19	Ruby Tuesday, Inc. (a)	30
8	Ruth’s Hospitality Group, Inc. (a)	11
23	Shuffle Master, Inc. (a)	112
11	Steak n Shake Co. (The) (a) (c)	68
22	Texas Roadhouse, Inc., Class A (a) (c)	167
172	Wendy’s/Arby’s Group, Inc., Class A	849
16	WMS Industries, Inc. (a)	431
		8,181
	Household Durables — 1.6%
62	American Greetings Corp., Class A	468
5	Basset Furniture Industries, Inc.	15
11	Blyth, Inc. (c)	85
32	Champion Enterprises, Inc. (a)	18
12	Ethan Allen Interiors, Inc.	168
16	Furniture Brands International, Inc. (c)	36
21	Hovnanian Enterprises, Inc., Class A (a)	36
57	Jarden Corp. (a) (c)	654
21	La-Z-Boy, Inc. (c)	46
6	M/I Homes, Inc. (c)	60
12	Meritage Homes Corp. (a)	151
2	National Presto Industries Inc.	130
4	NVR, Inc. (a)	1,995
7	Russ Berrie & Co., Inc. (a)	20
17	Ryland Group, Inc.	309
3	Skyline Corp.	57
45	Standard Pacific Corp. (a) (c)	80
60	Toll Brothers, Inc. (a)	1,277
30	Tupperware Brands Corp.	687
6	Universal Electronics, Inc. (a) (c)	93
		6,385
	Household Products — 1.0%
29	Central Garden & Pet Co., Class A (a)	170
30	Church & Dwight Co., Inc.	1,684
38	Energizer Holdings, Inc. (a) (c)	2,079
7	WD-40 Co.	188
		4,121
	Industrial Conglomerates — 0.3%
45	Carlisle Cos., Inc.	926
5	Standex International Corp.	101
8	Tredegar Corp.	151
		1,178
	Insurance — 5.0%
81	American Financial Group, Inc.	1,847
3	American Physicians Capital, Inc.	158
8	Amerisafe, Inc. (a)	157
66	Brown & Brown, Inc.	1,388
21	Everest Re Group Ltd., (Bermuda)	1,620
72	Fidelity National Financial, Inc., Class A	1,283
29	First American Corp.	845
16	Hanover Insurance Group, Inc. (The)	691
41	HCC Insurance Holdings, Inc.	1,106
18	Horace Mann Educators Corp.	163
6	Infinity Property & Casualty Corp.	274

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   19

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
10	Mercury General Corp.	474
16	National Financial Partners Corp. (c)	49
5	Navigators Group, Inc. (a)	295
10	Presidential Life Corp.	96
24	ProAssurance Corp. (a)	1,258
18	Protective Life Corp.	251
39	Reinsurance Group of America, Inc.	1,682
2	RLI Corp.	140
7	Safety Insurance Group, Inc.	251
14	Selective Insurance Group	322
51	StanCorp Financial Group, Inc.	2,132
7	Stewart Information Services Corp.	176
9	Tower Group, Inc.	263
9	United Fire & Casualty Co.	273
20	Unitrin, Inc.	320
93	W.R. Berkley Corp.	2,873
		20,387
	Internet & Catalog Retail — 0.6%
6	Blue Nile, Inc. (a) (c)	145
16	HSN, Inc. (a)	115
19	Netflix, Inc. (a) (c)	563
13	NutriSystem, Inc. (c)	190
10	PetMed Express, Inc. (a)	170
16	priceline.com, Inc. (a) (c)	1,161
8	Stamps.com, Inc. (a)	79
16	Ticketmaster Entertainment, Inc. (a)	101
		2,524
	Internet Software & Services — 0.6%
6	Bankrate, Inc. (a) (c)	214
17	DealerTrack Holdings, Inc. (a) (c)	196
17	Digital River, Inc. (a)	413
14	InfoSpace, Inc.	106
19	Interwoven, Inc. (a)	240
20	j2 Global Communications, Inc. (a) (c)	405
12	Knot, Inc. (The) (a)	97
13	Perficient, Inc. (a)	61
33	United Online, Inc.	200
15	ValueClick, Inc. (a)	103
19	Websense, Inc. (a)	279
		2,314
	IT Services — 3.0%
28	Acxiom Corp.	225
41	Alliance Data Systems Corp. (a) (c)	1,891
59	Broadridge Financial Solutions, Inc.	746
32	CACI International, Inc., Class A (a) (c)	1,425
22	CIBER, Inc. (a)	104
14	CSG Systems International, Inc. (a)	247
46	DST Systems, Inc. (a) (c)	1,738
6	Forrester Research, Inc. (a)	177
37	Gartner, Inc. (a)	665
11	Gevity HR, Inc. (c)	16
38	Global Payments, Inc.	1,240
10	Heartland Payment Systems, Inc. (c)	174
16	Hewitt Associates, Inc., Class A (a)	459
7	Integral Systems, Inc. (a)	83
32	Lender Processing Services, Inc.	952
5	Mantech International Corp., Class A (a)	250
9	MAXIMUS, Inc.	306
33	Metavante Technologies, Inc. (a)	530
22	NeuStar, Inc., Class A (a)	428
29	SAIC, Inc. (a)	560
5	StarTek, Inc. (a)	22
		12,238
	Leisure Equipment & Products — 0.5%
8	Arctic Cat, Inc. (c)	37
33	Brunswick Corp.	139
26	Callaway Golf Co.	241
11	JAKKS Pacific, Inc. (a)	229
14	Nautilus, Inc. (a)	30
48	Polaris Industries, Inc. (c)	1,369
9	RC2 Corp. (a)	91
9	Sturm Ruger & Co., Inc. (a)	56
		2,192
	Life Sciences Tools & Services — 1.2%
28	Affymetrix, Inc. (a)	84
8	Bio-Rad Laboratories, Inc., Class A (a)	596
10	Cambrex Corp. (a)	48
31	Charles River Laboratories International, Inc. (a)	821
14	Covance, Inc. (a)	644
13	Enzo Biochem, Inc. (a)	63
5	Kendle International, Inc. (a)	138
42	Pharmaceutical Product Development, Inc. (c)	1,213
19	Techne Corp.	1,215
		4,822
	Machinery — 4.8%
23	Actuant Corp., Class A	435
81	AGCO Corp. (a)	1,903

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — Continued
13	Albany International Corp., Class A	171
8	Astec Industries, Inc. (a)	250
20	Briggs & Stratton Corp. (c)	355
31	Bucyrus International, Inc.	574
4	Cascade Corp. (c)	128
7	CIRCOR International, Inc.	190
45	Crane Co.	776
8	EnPro Industries, Inc. (a)	182
19	Federal Signal Corp.	158
67	Gardner Denver, Inc. (a)	1,554
32	Harsco Corp.	886
21	IDEX Corp.	501
11	John Bean Technologies Corp.	91
90	Joy Global, Inc.	2,057
23	Kennametal, Inc.	516
13	Lincoln Electric Holdings, Inc.	642
5	Lindsay Corp. (c)	156
7	Lydall, Inc. (a)	39
15	Mueller Industries, Inc.	377
23	Oshkosh Corp.	206
10	Pentair, Inc.	228
43	Robbins & Myers, Inc.	691
51	SPX Corp.	2,073
41	Terex Corp. (a)	706
57	Timken Co.	1,120
20	Toro Co. (c)	674
61	Trinity Industries, Inc. (c)	966
12	Wabash National Corp.	56
15	Wabtec Corp.	606
13	Watts Water Technologies, Inc., Class A (c)	316
		19,583
	Marine — 0.3%
22	Alexander & Baldwin, Inc.	557
30	Kirby Corp. (a)	808
		1,365
	Media — 0.7%
5	4Kids Entertainment, Inc. (a)	9
7	AH Belo Corp., Class A	16
19	Arbitron, Inc.	249
35	Belo Corp., Class A	55
30	DreamWorks Animation SKG, Inc., Class A (a)	764
12	E.W. Scripps Co., Class A	25
26	Harte-Hanks, Inc. (c)	164
18	John Wiley & Sons, Inc., Class A	646
27	Live Nation, Inc. (a)	154
18	Marvel Entertainment, Inc. (a)	561
23	Scholastic Corp.	307
		2,950
	Metals & Mining — 1.5%
7	AM Castle & Co.	78
9	AMCOL International Corp.	191
8	Brush Engineered Materials, Inc. (a)	105
28	Carpenter Technology Corp.	580
16	Century Aluminum Co. (a)	164
70	Cliffs Natural Resources, Inc.	1,790
4	Olympic Steel, Inc.	89
54	Reliance Steel & Aluminum Co.	1,081
10	RTI International Metals, Inc. (a)	138
83	Steel Dynamics, Inc.	925
101	Worthington Industries, Inc.	1,113
		6,254
	Multiline Retail — 0.6%
24	99 Cents Only Stores (a)	260
55	Big Lots, Inc. (a)	796
31	Dollar Tree, Inc. (a)	1,304
16	Fred’s, Inc., Class A (c)	174
13	Tuesday Morning Corp. (a)	21
		2,555
	Multi-Utilities — 2.7%
52	Alliant Energy Corp.	1,528
46	Avista Corp.	898
39	Black Hills Corp.	1,055
6	CH Energy Group, Inc. (c)	328
80	MDU Resources Group, Inc.	1,725
14	NSTAR	501
69	OGE Energy Corp.	1,775
101	PNM Resources, Inc.	1,015
53	Puget Energy, Inc.	1,433
25	Vectren Corp.	636
		10,894
	Oil, Gas & Consumable Fuels — 3.4%
48	Arch Coal, Inc.	787
6	Bill Barrett Corp. (a)	120
71	Cimarex Energy Co.	1,897
23	Comstock Resources, Inc. (a)	1,097
80	Denbury Resources, Inc. (a) (c)	868
44	Encore Acquisition Co. (a)	1,114
52	Frontier Oil Corp.	653
17	Holly Corp.	309

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   21

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
38	Mariner Energy, Inc. (a)	384
6	Newfield Exploration Co. (a)	123
29	Overseas Shipholding Group, Inc.	1,242
10	Penn Virginia Corp.	267
3	Petroleum Development Corp. (a)	71
18	Petroquest Energy, Inc. (a)	118
91	Plains Exploration & Production Co. (a)	2,110
36	Southern Union Co.	469
32	St. Mary Land & Exploration Co.	653
30	Stone Energy Corp. (a) (c)	335
37	Swift Energy Co. (a) (c)	629
8	Western Refining, Inc.	59
12	World Fuel Services Corp. (c)	438
		13,743
	Paper & Forest Products — 0.2%
16	Buckeye Technologies, Inc. (a)	58
5	Clearwater Paper Corp. (a) (c)	40
4	Deltic Timber Corp.	196
37	Louisiana-Pacific Corp.	58
7	Neenah Paper, Inc.	58
6	Schweitzer-Mauduit International, Inc.	127
20	Wausau Paper Corp.	226
		763
	Personal Products — 0.5%
25	Alberto-Culver Co.	623
10	Chattem, Inc. (a) (c)	748
7	Mannatech, Inc. (c)	16
46	NBTY, Inc. (a)	727
		2,114
	Pharmaceuticals — 1.8%
132	Endo Pharmaceuticals Holdings, Inc. (a)	3,416
22	Medicis Pharmaceutical Corp., Class A (c)	303
10	Noven Pharmaceuticals, Inc. (a)	111
14	Par Pharmaceutical Cos., Inc. (a)	187
28	Perrigo Co.	915
19	Salix Pharmaceuticals Ltd. (a)	172
45	Valeant Pharmaceuticals International (a) (c)	1,034
107	ViroPharma, Inc. (a) (c)	1,395
		7,533
	Professional Services — 1.8%
13	Administaff, Inc. (c)	281
6	CDI Corp.	81
36	Corporate Executive Board Co. (The)	803
21	FTI Consulting, Inc. (a)	925
7	Heidrick & Struggles International, Inc. (c)	153
10	Kelly Services, Inc., Class A	130
19	Korn/Ferry International (a)	221
74	Manpower, Inc.	2,511
72	MPS Group, Inc. (a)	545
20	Navigant Consulting, Inc. (a) (c)	319
14	On Assignment, Inc. (a)	82
9	School Specialty, Inc. (a) (c)	176
21	Spherion Corp. (a)	47
18	TrueBlue, Inc. (a)	168
8	Volt Information Sciences, Inc. (a) (c)	54
22	Watson Wyatt Worldwide, Inc., Class A	1,059
		7,555
	Real Estate Investment Trusts (REITs) — 6.5%
13	Acadia Realty Trust	187
13	Alexandria Real Estate Equities, Inc. (c)	785
40	AMB Property Corp.	930
32	BioMed Realty Trust, Inc.	376
21	BRE Properties, Inc. (c)	580
22	Camden Property Trust (c)	675
18	Cedar Shopping Centers, Inc.	127
19	Colonial Properties Trust	162
18	Cousins Properties, Inc. (c)	245
38	DiamondRock Hospitality Co.	192
60	Duke Realty Corp. (c)	652
10	EastGroup Properties, Inc.	361
13	Entertainment Properties Trust	397
15	Equity One, Inc. (c)	264
10	Essex Property Trust, Inc. (c)	795
33	Extra Space Storage, Inc.	343
24	Federal Realty Investment Trust	1,481
24	Franklin Street Properties Corp.	356
41	Health Care REIT, Inc.	1,743
26	Highwoods Properties, Inc.	698
13	Home Properties, Inc. (c)	525
38	Hospitality Properties Trust	566
23	Inland Real Estate Corp. (c)	303
13	Kilroy Realty Corp.	449
14	Kite Realty Group Trust	75
16	LaSalle Hotel Properties	181
29	Lexington Realty Trust	143
40	Liberty Property Trust	907
9	LTC Properties, Inc.	190
30	Macerich Co. (The) (c)	549
27	Mack-Cali Realty Corp.	653

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
28	Medical Properties Trust, Inc. (c)	177
11	Mid-America Apartment Communities, Inc.	414
30	National Retail Properties, Inc. (c)	515
39	Nationwide Health Properties, Inc. (c)	1,126
34	Omega Healthcare Investors, Inc.	536
6	Parkway Properties, Inc.	111
16	Pennsylvania Real Estate Investment Trust (c)	120
18	Post Properties, Inc.	295
7	PS Business Parks, Inc.	294
32	Rayonier, Inc.	999
41	Realty Income Corp. (c)	950
28	Regency Centers Corp.	1,323
46	Senior Housing Properties Trust	831
23	SL Green Realty Corp.(c)	606
9	Sovran Self Storage, Inc.	324
13	Tanger Factory Outlet Centers (c)	482
55	UDR, Inc. (c)	760
9	Urstadt Biddle Properties, Inc.	149
30	Weingarten Realty Investors (c)	626
		26,528
	Real Estate Management & Development — 0.1%
14	Forestar Group, Inc. (a)	138
17	Jones Lang LaSalle, Inc.	459
		597
	Road & Rail — 0.8%
10	Arkansas Best Corp.	308
14	Con-way, Inc.	367
41	J.B. Hunt Transport Services, Inc.	1,077
9	Kansas City Southern (a)	165
8	Knight Transportation, Inc.	136
19	Old Dominion Freight Line, Inc. (a)	542
39	Werner Enterprises, Inc.	681
21	YRC Worldwide, Inc. (a) (c)	61
		3,337
	Semiconductors & Semiconductor Equipment — 2.0%
10	Actel Corp. (a)	122
13	Advanced Energy Industries, Inc. (a)	132
137	Atmel Corp. (a)	428
8	ATMI, Inc. (a)	120
55	Axcelis Technologies, Inc. (a)	28
27	Brooks Automation, Inc. (a) (c)	158
10	Cabot Microelectronics Corp. (a)	260
9	Cohu, Inc.	110
18	Cypress Semiconductor Corp. (a)	79
13	Diodes, Inc. (a) (c)	79
12	DSP Group, Inc. (a)	97
17	Exar Corp. (a)	115
15	FEI Co. (a) (c)	281
38	Integrated Device Technology, Inc. (a)	213
63	Intersil Corp., Class A	581
30	Kopin Corp. (a) (c)	62
30	Kulicke & Soffa Industries, Inc. (a) (c)	51
50	Lam Research Corp. (a)	1,072
54	Marvell Technology Group Ltd., (Bermuda) (a)	363
21	Micrel, Inc.	156
18	Microsemi Corp. (a)	229
44	MKS Instruments, Inc. (a)	644
13	Pericom Semiconductor Corp. (a)	74
16	PMC-Sierra, Inc. (a)	79
147	RF Micro Devices, Inc. (a)	114
9	Rudolph Technologies, Inc. (a)	31
30	Semtech Corp. (a)	339
9	Silicon Laboratories, Inc. (a)	222
9	SiRF Technology Holdings, Inc. (a)	12
225	Skyworks Solutions, Inc. (a)	1,249
9	Standard Microsystems Corp. (a)	148
5	Supertex, Inc. (a)	125
59	TriQuint Semiconductor, Inc. (a)	202
10	Ultratech, Inc. (a) (c)	124
13	Veeco Instruments, Inc. (a)	82
		8,181
	Software — 2.9%
14	ACI Worldwide, Inc. (a) (c)	222
4	ANSYS, Inc. (a)	122
57	Cadence Design Systems, Inc. (a)	208
6	Catapult Communications Corp. (a)	37
24	Epicor Software Corp. (a) (c)	116
13	EPIQ Systems, Inc. (a) (c)	220
22	FactSet Research Systems, Inc.	963
35	Fair Isaac Corp.	583
35	Informatica Corp. (a)	477
12	JDA Software Group, Inc. (a)	153
13	Manhattan Associates, Inc. (a) (c)	202
72	Mentor Graphics Corp. (a)	372
58	MICROS Systems, Inc. (a)	950
117	Parametric Technology Corp. (a)	1,482
10	Phoenix Technologies Ltd. (a) (c)	35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   23

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
27	Progress Software Corp. (a)	525
11	Radiant Systems, Inc. (a)	38
12	Smith Micro Software, Inc. (a) (c)	66
11	Sonic Solutions, Inc. (a) (c)	19
9	SPSS, Inc. (a)	237
72	Sybase, Inc. (a) (c)	1,792
119	Synopsys, Inc. (a)	2,204
67	Take-Two Interactive Software, Inc.	509
12	Taleo Corp., Class A (a)	98
14	Tyler Technologies, Inc. (a)	166
29	Wind River Systems, Inc. (a)	264
		12,060
	Specialty Retail — 3.9%
14	Aaron Rents, Inc.	376
63	Advance Auto Parts, Inc.	2,132
40	Aeropostale, Inc. (a)	643
107	American Eagle Outfitters, Inc.	998
85	AnnTaylor Stores Corp. (a)	490
49	Barnes & Noble, Inc. (c)	728
9	Big 5 Sporting Goods Corp.	48
28	Brown Shoe Co., Inc.	240
9	Buckle, Inc. (The)	206
11	Cabela’s, Inc. (a)	61
12	Cato Corp. (The), Class A	185
10	Charlotte Russe Holding, Inc. (a)	65
50	Children’s Place Retail Stores, Inc. (The) (a) (c)	1,086
16	Christopher & Banks Corp. (c)	87
17	Coldwater Creek, Inc. (a)	49
26	Collective Brands, Inc. (a) (c)	305
16	Dick’s Sporting Goods, Inc. (a)	226
21	Dress Barn, Inc. (a)	221
22	Finish Line, Inc. (The), Class A	126
106	Foot Locker, Inc.	774
9	Genesco, Inc. (a)	160
13	Group 1 Automotive, Inc. (c)	143
12	Guess?, Inc.	185
19	Gymboree Corp. (a)	493
8	Haverty Furniture Cos., Inc. (c)	71
13	Hibbett Sports, Inc. (a) (c)	204
18	Hot Topic, Inc. (a)	168
21	J Crew Group, Inc. (a) (c)	256
10	Jo-Ann Stores, Inc. (a)	159
7	Jos. A. Bank Clothiers, Inc. (a) (c)	193
7	Lithia Motors, Inc., Class A	21
7	MarineMax, Inc. (a)	25
6	Midas, Inc. (a)	65
32	OfficeMax, Inc.	248
23	Pacific Sunwear of California, Inc. (a) (c)	37
22	Pep Boys-Manny, Moe & Jack	91
41	PetSmart, Inc.	751
38	Rent-A-Center, Inc., Class A (a)	666
46	Ross Stores, Inc.	1,381
11	Sonic Automotive, Inc., Class A (c)	44
16	Stage Stores, Inc.	129
14	Stein Mart, Inc. (a)	15
28	Tractor Supply Co. (a)	1,004
10	Tween Brands, Inc. (a)	43
33	Urban Outfitters, Inc. (a)	501
13	Zale Corp. (a)	43
8	Zumiez, Inc. (a) (c)	60
		16,202
	Textiles, Apparel & Luxury Goods — 1.0%
23	Carter’s, Inc. (a)	439
33	Crocs, Inc. (a) (c)	41
30	Iconix Brand Group, Inc. (a) (c)	296
12	K-Swiss, Inc., Class A	131
39	Liz Claiborne, Inc.	102
8	Maidenform Brands, Inc. (a)	79
8	Movado Group, Inc.	76
6	Oxford Industries, Inc. (c)	49
5	Perry Ellis International, Inc. (a)	30
6	Phillips-Van Heusen Corp.	115
98	Quiksilver, Inc. (a)	180
13	Skechers U.S.A., Inc., Class A (a)	173
19	Timberland Co., Class A (a)	221
7	True Religion Apparel, Inc. (a)	92
6	UniFirst Corp.	185
6	Volcom, Inc. (a) (c)	70
67	Warnaco Group, Inc. (The) (a)	1,321
29	Wolverine World Wide, Inc.	608
		4,208
	Thrifts & Mortgage Finance — 1.2%
8	Anchor Bancorp Wisconsin, Inc. (c)	22
93	Astoria Financial Corp.	1,535
25	Bank Mutual Corp.	290
4	BankAtlantic Bancorp, Inc., Class A (c)	24
24	Brookline Bancorp, Inc.	252
13	Corus Bankshares, Inc. (c)	15
13	Dime Community Bancshares	178
22	First Niagara Financial Group, Inc.	359

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — Continued
21	Flagstar Bancorp, Inc. (a) (c)	15
18	Guaranty Financial Group, Inc. (a) (c)	47
150	New York Community Bancorp, Inc.	1,793
28	PMI Group, Inc. (The) (c)	55
31	Trustco Bank Corp.	292
		4,877
	Tobacco — 0.0% (g)
33	Alliance One International, Inc. (a)	97
	Trading Companies & Distributors — 0.6%
11	GATX Corp.	354
10	Kaman Corp.	184
3	Lawson Products, Inc.	72
12	MSC Industrial Direct Co., Class A	454
93	United Rentals, Inc. (a)	849
15	Watsco, Inc. (c)	591
		2,504
	Water Utilities — 0.1%
7	American States Water Co.	231
	Wireless Telecommunication Services — 0.3%
40	Telephone & Data Systems, Inc.	1,273
	Total Long-Term Investments (Cost $533,739)	405,496
Short-Term Investments — 1.6%
	Investment Company — 1.2%
4,788	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $4,788)	4,788
	U.S. Treasury Obligation — 0.4%
1,645	U.S. Treasury Bill, 0.058%, 02/12/09 (k) (n) (Cost $1,645)	1,645
	Total Short-Term Investments (Cost $6,433)	6,433

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 9.5%
	Certificate of Deposit — 0.9%
4,000	Calyon New York, VAR, 0.397%, 03/15/10	3,866
	Corporate Notes — 7.2%
8,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	7,827
8,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	7,636
5,000	Goldman Sachs Group, Inc. (The), VAR, 0.170%, 02/13/09	4,987
2,500	Monumental Global Funding II, VAR, 0.395%, 03/26/10 (e)	2,260
5,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	4,641
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,853
		29,204

SHARES
	Investment Company — 1.4%
5,931	JPMorgan Prime Money Market Fund, Capital Shares (b)	5,931
	Total Investments of Cash Collateral for Securities on Loan (Cost $40,429)	39,001
	Total Investments — 109.9% (Cost $580,601)	450,930
	Liabilities in Excess of Other Assets — (9.9)%	(40,604)
	NET ASSETS — 100.0%	$410,326

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
44	E-mini Russell 2000	03/20/09	$2,172	$86
86	E-mini S&P Mid Cap 400	03/20/09	4,620	135
				$221

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   25

JPMorgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(q)—	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   27

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,399,938	$440,211
Investments in affiliates, at value	75,084	10,719
Total investment securities, at value	1,475,022	450,930
Cash	—	651
Receivables:
Investment securities sold	—	2,419
Fund shares sold	4,008	72
Interest and dividends	3,279	593
Variation margin on future contracts	355	152
Prepaid expenses and other assets	91	—
Total Assets	1,482,755	454,817

LIABILITIES:
Payables:
Due to custodian	769	—
Investment securities purchased	2,327	3,197
Collateral for securities lending program	39,883	40,429
Fund shares redeemed	5,198	656
Accrued liabilities:
Investment advisory fees	26	83
Administration fees	16	38
Shareholder servicing fees	18	4
Distribution fees	139	20
Custodian and accounting fees	24	8
Trustees’ and Chief Compliance Officer’s fees	8	2
Other	88	54
Total Liabilities	48,496	44,491
Net Assets	$1,434,259	$410,326

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

	Equity Index Fund	Market Expansion Index Fund
NET ASSETS:
Paid in capital	$1,339,395	$576,348
Accumulated undistributed (distributions in excess of) net investment income	309	2,132
Accumulated net realized gains (losses)	(174,107)	(38,704)
Net unrealized appreciation (depreciation)	268,662	(129,450)
Total Net Assets	$1,434,259	$410,326

Net Assets:
Class A	$416,654	$42,613
Class B	42,204	9,617
Class C	43,259	9,292
Class R2	—	47
Select Class	932,142	348,757
Total	$1,434,259	$410,326

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,304	6,512
Class B	2,063	1,511
Class C	2,114	1,514
Class R2	—	7
Select Class	45,429	53,099

Net Asset Value:
Class A — Redemption price per share	$20.52	$6.54
Class B — Offering price per share (a)	20.45	6.37
Class C — Offering price per share (a)	20.46	6.14
Class R2 — Offering and redemption price per share	—	6.54
Select Class — Offering and redemption price per share	20.52	6.57
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$21.66	$6.90

Cost of investments in non-affiliates	$1,133,941	$569,882
Cost of investments in affiliates	73,055	10,719
Value of securities on loan	39,503	40,436

(a)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   29

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Equity Index Fund	Market Expansion Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$21,355	$4,290
Dividend income from affiliates (a)	782	140
Interest income from non-affiliates	—	6
Income from securities lending (net)	403	607
Total investment income	22,540	5,043

EXPENSES:
Investment advisory fees	2,085	629
Administration fees	875	263
Distribution fees:
Class A	633	68
Class B	210	50
Class C	216	46
Class R2	—	— (b)
Shareholder servicing fees:
Class A	633	68
Class B	70	17
Class C	72	15
Class R2	—	— (b)
Select Class	1,311	529
Custodian and accounting fees	51	33
Interest expense to affiliates	12	—
Professional fees	35	22
Trustees’ and Chief Compliance Officer’s fees	9	3
Printing and mailing costs	108	11
Registration and filing fees	47	21
Transfer agent fees	835	160
Other	16	8
Total expenses	7,218	1,943
Less amounts waived	(4,337)	(581)
Less earnings credits	— (b)	— (b)
Net expenses	2,881	1,362
Net investment income (loss)	19,659	3,681

REALIZED/ UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(43,051)	(36,883)
Investments in affiliates	9	—
Futures	(5,438)	(1,435)
Payment by affiliate (See Note 3)	—	6
Net realized gain (loss)	(48,480)	(38,312)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(529,272)	(161,754)
Investments in affiliates	(2,642)	—
Futures	960	973
Change in net unrealized appreciation (depreciation)	(530,954)	(160,781)
Net realized/unrealized gains (losses)	(579,434)	(199,093)
Change in net assets resulting from operations	$(559,775)	$(195,412)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,659	$34,312	$3,681	$5,646
Net realized gain (loss)	(48,480)	32,834	(38,312)	48,269
Change in net unrealized appreciation (depreciation)	(530,954)	(350,608)	(160,781)	(135,909)
Change in net assets resulting from operations	(559,775)	(283,462)	(195,412)	(81,994)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,480)	(10,027)	(93)	(454)
From net realized gains	—	—	(2,005)	(9,911)
Class B
From net investment income	(380)	(766)	—	(17)
From net realized gains	—	—	(471)	(3,162)
Class C
From net investment income	(391)	(687)	—	(18)
From net realized gains	—	—	(471)	(3,093)
Class R2 (a)
From net realized gains	—	—	(2)	—
Select Class
From net investment income	(13,231)	(21,873)	(1,015)	(4,791)
From net realized gains	—	—	(16,690)	(75,794)
Total distributions to shareholders	(19,482)	(33,353)	(20,747)	(97,240)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	172,537	73,880	42,310	44,855

NET ASSETS
Change in net assets	(406,720)	(242,935)	(173,849)	(134,379)
Beginning of period	1,840,979	2,083,914	584,175	718,554
End of period	$1,434,259	$1,840,979	$410,326	$584,175
Accumulated undistributed (distributions in excess of) net investment income	$309	$132	$2,132	$(441)

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$66,535	$251,452	$7,589	$20,506
Dividends and distributions reinvested	5,242	9,626	1,708	8,825
Cost of shares redeemed	(75,915)	(189,764)	(8,822)	(26,582)
Change in net assets from Class A capital transactions	$(4,138)	$71,314	$475	$2,749
Class B
Proceeds from shares issued	$2,471	$5,858	$350	$1,216
Dividends and distributions reinvested	361	726	420	2,793
Cost of shares redeemed	(12,847)	(55,791)	(2,582)	(7,089)
Change in net assets from Class B capital transactions	$(10,015)	$(49,207)	$(1,812)	$(3,080)
Class C
Proceeds from shares issued	$5,901	$13,706	$1,028	$3,822
Dividends and distributions reinvested	246	459	344	2,050
Cost of shares redeemed	(15,412)	(20,586)	(2,347)	(9,237)
Change in net assets from Class C capital transactions	$(9,265)	$(6,421)	$(975)	$(3,365)
Class R2 (a)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	2	—
Change in net assets from Class R2 capital transactions	$—	$—	$52	$—
Select Class
Proceeds from shares issued	$489,866	$497,383	$99,583	$146,968
Dividends and distributions reinvested	6,703	11,299	9,915	41,139
Cost of shares redeemed	(300,614)	(450,488)	(64,928)	(139,556)
Change in net assets from Select Class capital transactions	$195,955	$58,194	$44,570	$48,551

Total change in net assets from capital transactions	$172,537	$73,880	$42,310	$44,855

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	2,785	7,717	902	1,811
Reinvested	233	306	267	836
Redeemed	(3,170)	(5,837)	(1,088)	(2,315)
Change in Class A Shares	(152)	2,186	81	332
Class B
Issued	103	182	43	107
Reinvested	16	23	69	271
Redeemed	(520)	(1,727)	(319)	(645)
Change in Class B Shares	(401)	(1,522)	(207)	(267)
Class C
Issued	251	426	135	354
Reinvested	11	14	58	206
Redeemed	(654)	(643)	(306)	(877)
Change in Class C Shares	(392)	(203)	(113)	(317)
Class R2 (a)
Issued	—	—	7	—
Reinvested	—	—	— (b)	—
Change in Class R2 Shares	—	—	7	—
Select Class
Issued	19,150	15,258	12,744	13,149
Reinvested	299	360	1,565	3,881
Redeemed	(11,925)	(13,778)	(8,641)	(12,513)
Change in Select Class Shares	7,524	1,840	5,668	4,517

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Equity Index Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$29.08	$0.28	(e)	$(8.57	)(f)	$(8.29)	$(0.27)	$20.52
Year Ended June 30, 2008	34.16	0.53	(e)	(5.09)		(4.56)	(0.52)	29.08
Year Ended June 30, 2007	28.90	0.48	(e)	5.28		5.76	(0.50)	34.16
Year Ended June 30, 2006	27.12	0.42	(e)	1.79		2.21	(0.43)	28.90
Year Ended June 30, 2005	26.06	0.45		1.06		1.51	(0.45)	27.12
Year Ended June 30, 2004	22.26	0.28		3.80		4.08	(0.28)	26.06

Class B
Six Months Ended December 31, 2008 (Unaudited)	28.98	0.18	(e)	(8.53	)(f)	(8.35)	(0.18)	20.45
Year Ended June 30, 2008	34.02	0.28	(e)	(5.07)		(4.79)	(0.25)	28.98
Year Ended June 30, 2007	28.78	0.23	(e)	5.26		5.49	(0.25)	34.02
Year Ended June 30, 2006	27.01	0.20	(e)	1.78		1.98	(0.21)	28.78
Year Ended June 30, 2005	25.95	0.17		1.13		1.30	(0.24)	27.01
Year Ended June 30, 2004	22.17	0.09		3.78		3.87	(0.09)	25.95

Class C
Six Months Ended December 31, 2008 (Unaudited)	28.98	0.18	(e)	(8.52	)(f)	(8.34)	(0.18)	20.46
Year Ended June 30, 2008	34.04	0.29	(e)	(5.08)		(4.79)	(0.27)	28.98
Year Ended June 30, 2007	28.81	0.24	(e)	5.25		5.49	(0.26)	34.04
Year Ended June 30, 2006	27.04	0.21	(e)	1.78		1.99	(0.22)	28.81
Year Ended June 30, 2005	25.99	0.21		1.08		1.29	(0.24)	27.04
Year Ended June 30, 2004	22.19	0.09		3.80		3.89	(0.09)	25.99

Select Class
Six Months Ended December 31, 2008 (Unaudited)	29.08	0.31	(e)	(8.57	)(f)	(8.26)	(0.30)	20.52
Year Ended June 30, 2008	34.16	0.61	(e)	(5.09)		(4.48)	(0.60)	29.08
Year Ended June 30, 2007	28.90	0.56	(e)	5.27		5.83	(0.57)	34.16
Year Ended June 30, 2006	27.12	0.49	(e)	1.79		2.28	(0.50)	28.90
Year Ended June 30, 2005	26.06	0.55		1.02		1.57	(0.51)	27.12
Year Ended June 30, 2004	22.26	0.34		3.80		4.14	(0.34)	26.06

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (28.62)%, (28.90)%, (28.87)% and (28.53)%, and the net realized and unrealized gains (losses) on investments per share would have been $(8.58), $(8.54), $(8.53) and $(8.58) for Class A Shares, Class B Shares, Class C Shares and Select Class Shares, respectively.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes a gain resulting from a payment by affiliate. Without this gain the total return would have been (13.28)%.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(28.58	)%(f)	$416,654	0.45%	2.23%	0.99%	9%
(13.47	)(g)	594,810	0.45	1.64	0.97	12
20.02		624,107	0.45	1.50	0.94	9
8.19		451,728	0.45	1.47	0.98	10
5.80		440,531	0.52	1.61	0.95	11
18.38		487,351	0.60	1.11	0.89	5

(28.87	)(f)	42,204	1.20	1.45	1.49	9
(14.12	)(g)	71,403	1.20	0.87	1.47	12
19.12		135,620	1.20	0.75	1.44	9
7.35		168,233	1.20	0.72	1.49	10
5.02		246,159	1.27	0.87	1.55	11
17.47		349,686	1.35	0.37	1.55	5

(28.83	)(f)	43,259	1.20	1.46	1.49	9
(14.13	)(g)	72,637	1.20	0.89	1.47	12
19.11		92,205	1.20	0.75	1.44	9
7.36		81,673	1.20	0.72	1.48	10
5.02		94,025	1.27	0.86	1.55	11
17.51		120,502	1.35	0.36	1.54	5

(28.49	)(f)	932,142	0.20	2.51	0.74	9
(13.25	)(h)	1,102,129	0.20	1.89	0.72	12
20.31		1,231,982	0.20	1.75	0.69	9
8.45		1,296,312	0.20	1.72	0.73	10
6.06		1,072,290	0.27	1.91	0.62	11
18.67		1,948,823	0.35	1.37	0.54	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Market Expansion Index Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$10.21	$0.05	(f)	$(3.39	)(h)	$(3.34)	$(0.01)	$(0.32)	$(0.33)
Year Ended June 30, 2008	13.58	0.08	(f)	(1.63)		(1.55)	(0.07)	(1.75)	(1.82)
Year Ended June 30, 2007	12.47	0.09	(f)	2.13		2.22	(0.09)	(1.02)	(1.11)
Year Ended June 30, 2006	12.05	0.07		1.51		1.58	(0.08)	(1.08)	(1.16)
Year Ended June 30, 2005	10.72	0.05		1.51		1.56	(0.05)	(0.18)	(0.23)
Year Ended June 30, 2004	8.32	0.03		2.39		2.42	(0.02)	—	(0.02)

Class B
Six Months Ended December 31, 2008 (Unaudited)	9.97	0.02	(f)	(3.30	)(h)	(3.28)	—	(0.32)	(0.32)
Year Ended June 30, 2008	13.33	(0.01	)(f)	(1.59)		(1.60)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	12.28	—	(f) (g)	2.09		2.09	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.89	(0.01)		1.48		1.47	— (g)	(1.08)	(1.08)
Year Ended June 30, 2005	10.61	(0.02)		1.48		1.46	— (g)	(0.18)	(0.18)
Year Ended June 30, 2004	8.27	(0.03)		2.37		2.34	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	9.63	0.02	(f)	(3.19	)(h)	(3.17)	—	(0.32)	(0.32)
Year Ended June 30, 2008	12.94	(0.01	)(f)	(1.54)		(1.55)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	11.96	—	(f) (g)	2.02		2.02	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.60	(0.01)		1.45		1.44	— (g)	(1.08)	(1.08)
Year Ended June 30, 2005	10.36	(0.02)		1.44		1.42	— (g)	(0.18)	(0.18)
Year Ended June 30, 2004	8.08	(0.04)		2.32		2.28	—	—	—

Class R2
November 3, 2008 (e) through December 31, 2008 (Unaudited)	7.32	0.02	(f)	(0.48	)(i)	(0.46)	—	(0.32)	(0.32)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	10.24	0.07	(f)	(3.40	)(h)	(3.33)	(0.02)	(0.32)	(0.34)
Year Ended June 30, 2008	13.61	0.11	(f)	(1.63)		(1.52)	(0.10)	(1.75)	(1.85)
Year Ended June 30, 2007	12.50	0.12	(f)	2.13		2.25	(0.12)	(1.02)	(1.14)
Year Ended June 30, 2006	12.07	0.10		1.52		1.62	(0.11)	(1.08)	(1.19)
Year Ended June 30, 2005	10.74	0.08		1.51		1.59	(0.08)	(0.18)	(0.26)
Year Ended June 30, 2004	8.33	0.06		2.40		2.46	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(i)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$6.54	(32.55	)%(h)	$42,613	0.71%	1.27%	0.96%	39%
10.21	(11.79	)(i)	65,663	0.70	0.70	0.94	65
13.58	18.69		82,813	0.70	0.72	0.94	44
12.47	13.63		75,282	0.66	0.62	0.95	53
12.05	14.66		61,153	0.75	0.53	0.94	64
10.72	29.16		38,952	0.77	0.35	1.03	52

6.37	(32.73	)(h)	9,617	1.46	0.51	1.46	39
9.97	(12.45	)(i)	17,126	1.44	(0.05)	1.44	65
13.33	17.82		26,451	1.43	(0.03)	1.43	44
12.28	12.81		28,614	1.40	(0.12)	1.45	53
11.89	13.84		26,820	1.44	(0.17)	1.54	64
10.61	28.30		22,459	1.52	(0.41)	1.68	52

6.14	(32.75	)(h)	9,292	1.46	0.52	1.46	39
9.63	(12.43	)(i)	15,669	1.44	(0.06)	1.44	65
12.94	17.75		25,149	1.43	(0.01)	1.44	44
11.96	12.88		21,753	1.40	(0.12)	1.45	53
11.60	13.80		19,793	1.44	(0.19)	1.54	64
10.36	28.22		16,679	1.53	(0.41)	1.68	52

6.54	(6.05)		47	1.07	1.89	1.23	39

6.57	(32.40	)(h)	348,757	0.46	1.54	0.71	39
10.24	(11.55	)(i)	485,717	0.45	0.95	0.69	65
13.61	18.92		584,141	0.45	0.97	0.69	44
12.50	13.96		542,088	0.41	0.87	0.70	53
12.07	14.89		518,295	0.50	0.76	0.63	64
10.74	29.54		250,765	0.52	0.60	0.68	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Equity Index Fund	Class A, Class B, Class C and Select Class
Market Expansion Index Fund	Class A, Class B, Class C, Class R2 and Select Class

Class R2 commenced operations on November 3, 2008, for the Market Expansion Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

38   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Equity Index Fund
Level 1 — Quoted prices	$1,460,675	$636	$—
Level 2 — Other significant observable inputs	14,347	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,475,022	$636	$—

Market Expansion Index Fund
Level 1 — Quoted prices	$416,215	$221	$—
Level 2 — Other significant observable inputs	34,715	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$450,930	$221	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

For Equity Index Fund, the value and percentage of net assets of illiquid securities was approximately $4,971,000 and 0.3%, respectively.

C.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

D.  Transactions with Affiliates — An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers (amounts in thousands):

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income*	Shares at December 31, 2008	Value at December 31, 2008
Equity Index Fund
JPMorgan Chase & Co. (common stock)	$19,228	$6,208	$1,756	$9	$460	668	$21,047
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	30,848	376,392	378,390	—	301	28,850	28,850
JPMorgan Prime Money Market Fund, Capital Shares**	—	487,800	462,613	—	—	25,187	25,187
Total	$50,076			$9	$761		$75,084
Market Expansion Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$13,219	$109,424	$117,855	$—	$131	4,788	$4,788
JPMorgan Prime Money Market Fund, Capital Shares**	—	132,232	126,301	—	—	5,931	5,931
Total	$13,219			$—	$131		$10,719

*	Does not include the reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in notes 2.E. and 3.A.

**	Represents investment of cash collateral related to securities on loan, as described below in Note 2.E. Dividend income earned from this investment is included in Income from securities lending (net) in the Statements of Operations.

E.  Securities Lending — To generate additional income, each Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The Securities Lending Agreement requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net).

During the period the Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of the Funds waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Equity Index Fund	$10
Market Expansion Fund	3

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers

40   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Fund. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Funds had unrealized losses on cash collateral investments as disclosed in their Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB
Equity Index Fund	$39,503	$39,534	$24
Market Expansion Index Fund	40,436	39,001	31

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Equity Index Fund	0.25%
Market Expansion Index Fund	0.25

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Equity Index Fund	$21
Market Expansion Index Fund	9

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Index Fund	0.25	0.75	0.75	0.50%

42   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$38	$67
Market Expansion Index Fund	4	11

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Index Fund	0.82	1.57	1.57	1.07%	0.57

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$1,700	$693	$1,944	$4,337
Market Expansion Index Fund	—	—	428	428

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Market Expansion Index Fund	$1	$152	$153

An affiliate of JPMCB made a payment to the Market Expansion Index Fund of approximately $6,000, relating to an operational error.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$333,589	$150,447
Market Expansion Index Fund	265,816	200,608

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,206,996	$484,979	$216,953	$268,026
Market Expansion Index Fund	580,601	20,074	149,745	(129,671)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940/1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008.

Average borrowings from the facility for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Equity Index Fund	$81,859	2	$11

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

44   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

7. Concentration and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For the Equity Index Fund, one or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisory Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the Acquiring Fund. A Reduced Rate Fund contained in this semi-annual report is Equity Index Fund, and the Reduced Rate was implemented September 27, 2004.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   45

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Equity Index Fund
Class A
Actual*	$1,000.00	$714.20	$1.94	0.45%
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Class B
Actual*	1,000.00	711.30	5.18	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Class C
Actual*	1,000.00	711.70	5.18	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Select Class
Actual*	1,000.00	715.10	0.86	0.20
Hypothetical*	1,000.00	1,024.20	1.02	0.20

46   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Market Expansion Index Fund
Class A
Actual*	$1,000.00	$674.50	$3.00	0.71%
Hypothetical*	1,000.00	1,021.63	3.62	0.71
Class B
Actual*	1,000.00	672.70	6.16	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class C
Actual*	1,000.00	672.50	6.15	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class R2
Actual**	1,000.00	939.50	1.65	1.07
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Select Class
Actual*	1,000.00	676.00	1.94	0.46
Hypothetical*	1,000.00	1,022.89	2.35	0.46

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the actual period). The Class commenced operations on November 3, 2008.

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   47

Board Approval of Investment Advisory Agreements
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the

48   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Index Fund and Market Expansion Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Equity Index Fund’s performance was in the third quintile for Class A shares and in the second

DECEMBER 31, 2008        J.P. MORGAN EQUITY FUNDS   49

Board Approval of Investment Advisory Agreements
(Unaudited) (continued)

quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Market Expansion Index Fund’s performance was in the fourth, fourth and third quintiles for Class A shares and in the fourth, third and second quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance needs enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Market Expansion Index Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

50   J.P. MORGAN EQUITY FUNDS        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-INDEX-1208

Semi-Annual Report

J.P. Morgan Investor Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Investor Balanced Fund	2
JPMorgan Investor Conservative Growth Fund	4
JPMorgan Investor Growth Fund	6
JPMorgan Investor Growth & Income Fund	8
Schedules of Portfolio Investments	10
Financial Statements	14
Financial Highlights	22
Notes to Financial Statements	30
Schedule of Shareholder Expenses	39
Board Approval of Investment Advisory Agreements	41

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   1

JPMorgan Investor Balanced Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$1,387,626
Primary Benchmark	Barclays Capital Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate Aggregate Bond Index)
Supplemental Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Balanced Fund, which seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities,* returned –16.20%** (Class A Shares, no sales charge) for the six months ended December 31, 2008. The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests equally in equity and fixed income securities. As a result, the Fund’s performance is compared to both broad-based equity and fixed income benchmarks. The Fund’s primary benchmark, the Barclays Capital Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate Aggregate Bond Index), returned 3.45%, while the Fund’s supplemental benchmark, the Russell 3000 Index, returned –29.52%. The Fund’s composite benchmark returned –14.07%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation, consisting of 50% Barclays Capital Intermediate Aggregate Bond Index and 50% Russell 3000 Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The JPMorgan Investor Balanced Fund underperformed its primary and composite benchmarks for the period due to its fixed income allocation. Market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market. The Fund outperformed its supplemental benchmark due to its equity allocation. The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds (also known as junk bonds) and market-neutral strategies.

The Fund had the following target allocations to underlying funds in the major asset classes: 44% to equity (including domestic and international funds); 38% to fixed income (including money market funds); and 18% to alternative investments (specifically, the JPMorgan High Yield Bond Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Real Return Fund and JPMorgan Emerging Markets Debt Fund). Collectively, this allocation was not able to keep pace with the primary and composite benchmarks returns of 3.45% and –14.07%, respectively.

Most funds representing equity, fixed income and alternatives asset classes underperformed their individual benchmarks.

Notable detractors during the period included the JPMorgan Intrepid America Fund, JPMorgan Core Plus Bond Fund and JPMorgan Government Bond Fund, while the JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan International Equity Index Fund and JPMorgan High Yield Bond Fund contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that invested equally in equity and fixed income securities, diversifying among equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies). Within each asset class, the underlying funds in which the Fund invested were further diversified among large-, mid-cap and international stocks. The Fund mix was well-diversified so that no single fund had a significant influence on portfolio returns. We made investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We assessed our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Barclays Capital Intermediate Aggregate Bond Index. We determined the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remained focused on making investments that we believed would perform well over the long term — while maintaining a level of volatility similar to that of our blended benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

2   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		(16.20)%	(19.59)%	1.29%	2.33%
With Sales Charge*		(19.97)	(23.20)	0.36	1.86
CLASS B SHARES	12/10/96
Without CDSC		(16.48)	(20.10)	0.66	1.76
With CDSC**		(21.48)	(25.10)	0.27	1.76
CLASS C SHARES	7/1/97
Without CDSC		(16.52)	(20.08)	0.65	1.63
With CDSC***		(17.52)	(21.08)	0.65	1.63
SELECT CLASS SHARES	12/10/96	(16.08)	(19.37)	1.54	2.60

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/98 to 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays Capital Intermediate Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed Asset Target Allocation Moderate Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark represents the total returns of the Barclays Capital Intermediate Aggregate Bond Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   3

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$717,982
Primary Benchmark	Barclays Capital Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate Aggregate Bond Index)
Supplemental Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Conservative Growth Fund, which seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities,* returned –10.26%** (Class A Shares, no sales charge) for the six months ended December 31, 2008. The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 70% in fixed income securities and 30% in equity securities. As a result, the Fund’s performance is compared to both broad-based fixed income and equity benchmarks. The Fund’s primary benchmark, the Barclays Capital Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate Aggregate Bond Index), returned 3.45%, while the Fund’s supplemental benchmark, the Russell 3000 Index, returned –29.52%. The Fund’s composite benchmark returned –7.32%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation, consisting of 70% Barclays Capital Intermediate Aggregate Bond Index and 30% Russell 3000 Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The JPMorgan Investor Conservative Growth Fund underperformed its primary and composite benchmarks for the period due to its equity allocation. Market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market. The Fund outperformed its supplemental benchmark due to its fixed income allocation. The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds (also known as junk bonds) and market-neutral strategies.

The Fund had the following target allocations to underlying funds in the major asset classes: 26% to equity (including domestic and international funds); 59% to fixed income (including money market funds); and 15% to alternative investments (specifically, the JPMorgan High Yield Bond Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Real Return Fund and JPMorgan Emerging Markets Debt Fund). Collectively, this allocation was not able to keep pace with the primary and composite benchmarks returns of 3.45% and –7.32%, respectively.

Some funds representing equity and alternative investments outperformed their individual benchmarks. Our funds representing fixed income investment generally lagged their individual benchmarks. Because equity funds and funds using alternative investment strategies constituted a target allocation of 41% of the Fund, this allocation provided the basis for lagging the primary benchmark for the period.

Notable detractors during the period included the JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund and JPMorgan Intrepid America Fund, while the JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Equity Fund and JPMorgan High Yield Bond Fund contributed to performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund to achieve a long-term, risk-return profile similar to a fund that predominantly invested in fixed income securities and moderately in equity securities, diversifying among equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invested in high-yield and market-neutral strategies). Within each asset class, the underlying funds in which the Fund invested were further diversified among large-, mid-cap and international stocks. The Fund mix was well diversified so that no single fund had a significant influence on portfolio returns. We made investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We assessed our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Barclays Capital Intermediate Aggregate Index. We determined the strategic weight for each asset class in the Fund by using three- to five-year and 10- to 15-year outlooks. We remained focused on making investments we believed would perform well over the long term — while maintaining a level of volatility similar to that of our blended benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		(10.26)%	(12.28)%	1.73%	2.82%
With Sales Charge*		(14.31)	(16.25)	0.79	2.34
CLASS B SHARES	12/10/96
Without CDSC		(10.49)	(12.77)	1.09	2.23
With CDSC**		(15.49)	(17.77)	0.70	2.23
CLASS C SHARES	7/1/97
Without CDSC		(10.44)	(12.71)	1.11	2.13
With CDSC***		(11.44)	(13.71)	1.11	2.13
SELECT CLASS SHARES	12/10/96	(10.12)	(12.03)	1.97	3.07

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/98 to 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays Capital Intermediate Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed Asset Target Allocation Conservative Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark represents the total returns of the Barclays Capital Intermediate Aggregate Bond Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   5

JPMorgan Investor Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$911,131
Primary Benchmark	Russell 3000 Index
Supplemental Benchmark	Barclays Capital Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate Aggregate Bond Index)

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Growth Fund, which seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities,* returned –27.18%** (Class A Shares, no sales charge) for the six months ended December 31, 2008. The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 90% in equity securities and 10% in fixed income securities. As a result, the Fund’s performance is compared both to broad-based equity and fixed income benchmarks. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s supplemental benchmark, the Barclays Capital Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate Aggregate Bond Index), returned 3.45%. The Fund’s composite benchmark returned –26.59%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation and consists of 90% Russell 3000 Index and 10% Barclays Capital Intermediate Aggregate Bond Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the JPMorgan Investor Growth Fund outperformed its primary benchmark for the period due to its fixed income allocation, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market. The Fund underperformed its supplemental and composite benchmarks due to its equity and international allocations. The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds (also known as junk bonds) and market-neutral strategies.

The Fund had the following target allocations to underlying funds in the major asset classes: 84% to equity (including domestic and international funds); 4% to fixed income (including money market funds); and 12% to alternative investments (specifically, the JPMorgan High Yield Bond Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Real Return Fund and JPMorgan Emerging Markets Debt Fund).

Some equity funds outperformed and others underperformed their individual benchmarks. The underlying funds representing fixed income generally lagged their benchmarks. However, because the Fund’s underlying fixed income funds and alternative investment strategies constituted a 16% allocation, the overall Fund performed better than the primary benchmark.

Notable outperformers during the period included the JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan High Yield Bond Fund and JPMorgan U.S. Equity Fund, while the JPMorgan Large Cap Growth Fund, JPMorgan Intrepid America Fund and JPMorgan Intrepid Growth Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invested in equity securities, such as international, small-, mid- and large-cap funds. Within each asset class, the underlying funds in which the Fund invested were further diversified among large-, mid-, small-cap and international stocks. In addition, the underlying funds in which the Fund invested utilized alternative investments. The Fund mix was well-diversified so that no single fund had a significant influence on portfolio returns. We made investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We assessed our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Barclays Capital Intermediate Aggregate Bond Index. We determined the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remain focused on making investments that we believed would outperform our benchmarks and peer group over the long term — while maintaining a level of volatility similar to that of our benchmarks and peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		(27.18)%	(33.19)%	(0.57)%	0.71%
With Sales Charge*		(30.45)	(36.18)	(1.48)	0.25
CLASS B SHARES	12/10/96
Without CDSC		(27.43)	(33.62)	(1.19)	0.14
With CDSC**		(32.43)	(38.62)	(1.61)	0.14
CLASS C SHARES	7/1/97
Without CDSC		(27.41)	(33.64)	(1.19)	0.02
With CDSC***		(28.41)	(34.64)	(1.19)	0.02
SELECT CLASS SHARES	12/10/96	(27.15)	(33.10)	(0.35)	0.95

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/98 to 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays Capital Intermediate Aggregate Bond Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark represents the total returns of the Russell 3000 Index (90%) and the Barclays Capital Intermediate Aggregate Bond Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$1,260,184
Primary Benchmark	Russell 3000 Index
Supplemental Benchmark	Barclays Capital Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate Aggregate Bond Index)

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Growth & Income Fund, which seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities,* returned –22.69%** (Class A Shares, no sales charge) for the six months ended December 31, 2008. The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 70% in equity securities and 30% in fixed income securities. As a result, the Fund’s performance is compared to both broad-based equity and fixed income benchmarks. The Fund’s primary benchmark, the Russell 3000 Index, returned –29.52%, while the Fund’s supplemental benchmark, the Barclays Capital Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate Aggregate Bond Index), returned 3.45%. The Fund’s composite benchmark returned –20.49%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation and consists of 30% Barclays Capital Intermediate Aggregate Bond Index and 70% Russell 3000 Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the JPMorgan Investor Growth & Income Fund outperformed its primary benchmark for the period due to its fixed income allocation and alternative strategies, market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market. The Fund underperformed its supplemental and composite benchmarks due to its equity allocation. The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds (also known as junk bonds) and market-neutral strategies.

The Fund had the following target allocations to underlying funds in the major asset classes: 64% to equity (including domestic and international funds); 18% to fixed income (including money market funds); and 18% to alternative investments (specifically, the JPMorgan High Yield Bond Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Real Return Fund and JPMorgan Emerging Markets Debt Fund). In aggregate, the return on our combined allocation to alternative investments outperformed the primary benchmark.

In aggregate, our funds representing equity funds, including alternative investment strategies, outperformed their individual benchmarks. Our funds representing fixed income lagged their individual benchmarks.

Notable outperformers during the period included the JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Equity Fund and JPMorgan Large Cap Value Fund, while the JPMorgan Intrepid America Fund, JPMorgan Large Cap Growth Fund and JPMorgan International Equity Index Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund to achieve a long-term, risk-return profile similar to a fund that predominantly invested in equity securities and moderately in fixed income securities, diversifying among equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invested in high-yield and market-neutral strategies). Within each asset class, the underlying funds in which the Fund invested were further diversified among large-cap, mid-cap, small-cap and international stocks. The Fund mix was well-diversified so no single fund had a significant influence on portfolio returns. We made investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We assessed our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Barclays Capital Intermediate Aggregate Bond Index. We determined the strategic weight for each asset class in the Fund by using three- to five-year and 10- to 15-year outlooks. We remained focused on making investments we believed would outperform our benchmarks and peer group over the long term — while maintaining a level of volatility similar to that of our benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		(22.69)%	(27.57)%	0.15%	1.36%
With Sales Charge*		(26.19)	(30.82)	(0.77)	0.89
CLASS B SHARES	12/10/96
Without CDSC		(22.95)	(28.00)	(0.46)	0.81
With CDSC**		(27.95)	(33.00)	(0.88)	0.81
CLASS C SHARES	7/1/97
Without CDSC		(22.94)	(28.00)	(0.47)	0.69
With CDSC***		(23.94)	(29.00)	(0.47)	0.69
SELECT CLASS SHARES	12/10/96	(22.60)	(27.40)	0.40	1.64

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/98 to 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays Capital Intermediate Aggregate Bond Index, the Composite Benchmark and the Lipper Mixed Asset Target Allocation Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark represents the total returns of the Russell 3000 Index (70%) and the Barclays Capital Intermediate Aggregate Bond Index (30%). The Lipper Mixed Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   9

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
15,848	JPMorgan Core Bond Fund, Select Class Shares	169,256
27,811	JPMorgan Core Plus Bond Fund, Select Class Shares	196,899
2,350	JPMorgan Emerging Markets Debt Fund, Select Class Shares	13,280
8,203	JPMorgan Government Bond Fund, Select Class Shares	88,183
17,653	JPMorgan High Yield Bond Fund, Select Class Shares	100,092
5,836	JPMorgan International Equity Index Fund, Select Class Shares	83,695
6,487	JPMorgan Intrepid America Fund, Select Class Shares	103,540
3,280	JPMorgan Intrepid Growth Fund, Select Class Shares	48,674
3,491	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	32,606
1,360	JPMorgan Intrepid Plus Fund, Select Class Shares	14,019
1,283	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	16,233
8,769	JPMorgan Large Cap Value Fund, Select Class Shares	66,643
11,127	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (m)	11,127
9,427	JPMorgan Market Expansion Index Fund, Select Class Shares	61,937
10,761	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	108,797
1,579	JPMorgan Real Return Fund, Select Class Shares	13,849
2,493	JPMorgan Short Duration Bond Fund, Select Class Shares	26,503
17,954	JPMorgan U.S. Equity Fund, Select Class Shares	124,240
6,023	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	80,766
3,651	JPMorgan Ultra Short Duration Bond Fund, Select Class Shares	28,548
	Total Investments — 100.1% (Cost $1,667,752)	1,388,887
	Liabilities in Excess of Other Assets — (0.1)%	(1,261)
	NET ASSETS — 100.0%	$1,387,626

Percentages indicated are based on net assets.

Allocation Of Investments*

Taxable Fixed Income Funds	45.9%
Domestic Equity Funds	39.5
Specialty Funds	7.8
International Equity Funds	6.0
Money Market Funds	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
9,906	JPMorgan Core Bond Fund, Select Class Shares	105,796
19,754	JPMorgan Core Plus Bond Fund, Select Class Shares	139,858
1,131	JPMorgan Emerging Markets Debt Fund, Select Class Shares	6,392
8,625	JPMorgan Government Bond Fund, Select Class Shares	92,722
6,557	JPMorgan High Yield Bond Fund, Select Class Shares	37,180
1,544	JPMorgan International Equity Index Fund, Select Class Shares	22,141
2,431	JPMorgan Intrepid America Fund, Select Class Shares	38,792
1,103	JPMorgan Intrepid Growth Fund, Select Class Shares	16,364
1,900	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	17,747
717	JPMorgan Intrepid Plus Fund, Select Class Shares	7,389
2,213	JPMorgan Large Cap Value Fund, Select Class Shares	16,821
5,889	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (m)	5,889
4,914	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	49,680
829	JPMorgan Real Return Fund, Select Class Shares	7,270
3,964	JPMorgan Short Duration Bond Fund, Select Class Shares	42,134
5,845	JPMorgan U.S. Equity Fund, Select Class Shares	40,446
2,808	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	37,656
4,354	JPMorgan Ultra Short Duration Bond Fund, Select Class Shares	34,047
	Total Investments — 100.0% (Cost $815,711)	718,324
	Liabilities in Excess of Other Assets — 0.0% (g)	(342)
	NET ASSETS — 100.0%	$717,982

Percentages indicated are based on net assets.

Allocation Of Investments*

Taxable Fixed Income Funds	64.8%
Domestic Equity Funds	24.4
Specialty Funds	6.9
International Equity Funds	3.1
Money Market Funds	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   11

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
1,536	JPMorgan Emerging Markets Debt Fund, Select Class Shares	8,677
1,652	JPMorgan Government Bond Fund, Select Class Shares	17,754
3,276	JPMorgan High Yield Bond Fund, Select Class Shares	18,573
2,849	JPMorgan International Equity Fund, Select Class Shares	28,607
5,599	JPMorgan International Equity Index Fund, Select Class Shares	80,292
6,339	JPMorgan Intrepid America Fund, Select Class Shares	101,176
3,546	JPMorgan Intrepid Growth Fund, Select Class Shares	52,624
5,079	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	47,439
877	JPMorgan Intrepid Plus Fund, Select Class Shares	9,039
6,519	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	82,470
14,378	JPMorgan Large Cap Value Fund, Select Class Shares	109,276
15,086	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (m)	15,086
8,882	JPMorgan Market Expansion Index Fund, Select Class Shares	58,355
6,952	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	70,283
1,004	JPMorgan Real Return Fund, Select Class Shares	8,804
2,347	JPMorgan Small Cap Value Fund, Select Class Shares	29,179
17,501	JPMorgan U.S. Equity Fund, Select Class Shares	121,108
3,345	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	44,860
1,039	JPMorgan Ultra Short Duration Bond Fund, Select Class Shares	8,124
	Total Investments — 100.1% (Cost $1,239,269)	911,726
	Liabilities in Excess of Other Assets — (0.1)%	(595)
	NET ASSETS — 100.0%	$911,131

Percentages indicated are based on net assets.

Allocation Of Investments*

Domestic Equity Funds	71.9%
International Equity Funds	11.9
Specialty Funds	7.7
Taxable Fixed Income Funds	6.8
Money Market Funds	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
3,698	JPMorgan Core Bond Fund, Select Class Shares	39,490
16,438	JPMorgan Core Plus Bond Fund, Select Class Shares	116,382
2,174	JPMorgan Emerging Markets Debt Fund, Select Class Shares	12,281
15,816	JPMorgan High Yield Bond Fund, Select Class Shares	89,677
5,355	JPMorgan Intermediate Bond Fund, Select Class Shares	55,152
2,607	JPMorgan International Equity Fund, Select Class Shares	26,172
5,244	JPMorgan International Equity Index Fund, Select Class Shares	75,205
8,120	JPMorgan Intrepid America Fund, Select Class Shares	129,591
3,543	JPMorgan Intrepid Growth Fund, Select Class Shares	52,577
4,436	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	41,431
1,231	JPMorgan Intrepid Plus Fund, Select Class Shares	12,691
6,179	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	78,159
14,063	JPMorgan Large Cap Value Fund, Select Class Shares	106,881
13,960	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (m)	13,960
10,221	JPMorgan Market Expansion Index Fund, Select Class Shares	67,149
9,679	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	97,853
1,405	JPMorgan Real Return Fund, Select Class Shares	12,323
2,270	JPMorgan Small Cap Value Fund, Select Class Shares	28,217
20,708	JPMorgan U.S. Equity Fund, Select Class Shares	143,296
4,655	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	62,429
	Total Investments — 100.1% (Cost $1,616,730)	1,260,916
	Liabilities in Excess of Other Assets — (0.1)%	(732)
	NET ASSETS — 100.0%	$1,260,184

Percentages indicated are based on net assets.

Allocation Of Investments*

Domestic Equity Funds	57.3%
Taxable Fixed Income Funds	25.8
International Equity Funds	8.1
Specialty Funds	7.7
Money Market Funds	1.1

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is reserved for potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

*	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   13

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$1,388,887	$718,324	$911,726	$1,260,916
Cash	8	2	1	3
Receivables:
Fund shares sold	2,324	1,599	2,013	2,040
Interest and dividends	3,224	2,143	326	1,908
Prepaid expenses and other assets	—	—	6	—
Total Assets	1,394,443	722,068	914,072	1,264,867

LIABILITIES:
Payables:
Dividends	1,686	436	563	1,130
Fund shares redeemed	4,305	3,208	1,774	2,794
Accrued liabilities:
Investment advisory fees	58	30	12	52
Administration fees	84	52	—	34
Shareholder servicing fees	49	23	38	44
Distribution fees	455	255	325	437
Custodian and accounting fees	5	13	13	28
Trustees’ and Chief Compliance Officer’s fees	10	8	5	7
Other	165	61	211	157
Total Liabilities	6,817	4,086	2,941	4,683
Net Assets	$1,387,626	$717,982	$911,131	$1,260,184

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid in capital	$1,704,092	$837,031	$1,273,294	$1,677,737
Accumulated undistributed (distributions in excess of) net investment income	(246)	(138)	(1,044)	(1,028)
Accumulated net realized gains (losses)	(37,355)	(21,524)	(33,576)	(60,711)
Net unrealized appreciation (depreciation)	(278,865)	(97,387)	(327,543)	(355,814)
Total Net Assets	$1,387,626	$717,982	$911,131	$1,260,184
Net Assets:
Class A	$818,837	$411,858	$508,720	$681,088
Class B	362,190	171,562	305,913	405,605
Class C	95,294	96,945	54,671	75,491
Select Class	111,305	37,617	41,827	98,000
Total	$1,387,626	$717,982	$911,131	$1,260,184

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	86,578	44,722	54,182	73,221
Class B	38,355	18,622	33,105	43,837
Class C	10,176	10,554	6,014	8,275
Select Class	11,758	4,072	4,392	10,663
Net Asset Value:
Class A — Redemption price per share	$9.46	$9.21	$9.39	$9.30
Class B — Offering price per share (a)	9.44	9.21	9.24	9.25
Class C — Offering price per share (a)	9.36	9.19	9.09	9.12
Select Class — Offering and redemption price per share	9.47	9.24	9.52	9.19
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$9.91	$9.64	$9.83	$9.74

Cost of investments in affiliates	$1,667,752	$815,711	$1,239,269	$1,616,730

(a)	Redemption price for Class B and Class C shares varies based upon length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   15

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$30,963	$17,317	$11,342	$22,359

EXPENSES:
Investment advisory fees	407	204	278	385
Administration fees	592	367	462	569
Distribution fees
Class A	1,189	573	752	1,025
Class B	1,638	727	1,445	1,885
Class C	431	430	263	351
Shareholder servicing fees
Class A	1,189	573	752	1,025
Class B	546	242	482	628
Class C	144	143	88	117
Select Class	157	59	71	154
Custodian and accounting fees	5	5	5	5
Interest expense to affiliates	1	— (a)	—	1
Professional fees	27	19	33	23
Trustees’ and Chief Compliance Officer’s fees	9	5	6	9
Printing and mailing costs	81	37	95	126
Registration and filing fees	41	55	40	40
Transfer agent fees	564	248	776	716
Other	24	12	4	3
Total expenses	7,045	3,699	5,552	7,062
Less amounts waived	(1,576)	(823)	(1,465)	(1,642)
Less earnings credits	(5)	(5)	(5)	(5)
Net expenses	5,464	2,871	4,082	5,415
Net investment income (loss)	25,499	14,446	7,260	16,944

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	(25,393)	(20,907)	(36,093)	(45,580)
Distributions of realized gains by investment company affiliates	16,715	4,372	31,431	31,166
Change in net unrealized appreciation (depreciation) of investments in affiliates	(315,691)	(89,732)	(363,219)	(408,862)
Net realized/unrealized gains (losses)	(324,369)	(106,267)	(367,881)	(423,276)
Change in net assets resulting from operations	$(298,870)	$(91,821)	$(360,621)	$(406,332)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,499	$55,043	$14,446	$29,276
Net realized gain (loss) on investments in affiliates	(25,393)	(4,635)	(20,907)	(2,018)
Distributions of realized gains by investment company affiliates	16,715	73,871	4,372	14,473
Change in net unrealized appreciation (depreciation) of investments in affiliates	(315,691)	(187,336)	(89,732)	(48,455)
Change in net assets resulting from operations	(298,870)	(63,057)	(91,821)	(6,724)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,580)	(48,079)	(8,649)	(20,731)
From net realized gains	(27,673)	(28,960)	(3,655)	(8,286)
Class B
From net investment income	(5,773)	(21,810)	(3,149)	(8,887)
From net realized gains	(12,236)	(15,494)	(1,521)	(4,128)
Class C
From net investment income	(1,543)	(5,219)	(1,833)	(4,265)
From net realized gains	(3,254)	(3,621)	(868)	(1,940)
Select Class
From net investment income	(2,213)	(5,836)	(935)	(1,729)
From net realized gains	(3,800)	(3,021)	(344)	(558)
Total distributions to shareholders	(72,072)	(132,040)	(20,954)	(50,524)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(114,666)	147,666	(56,743)	160,634

NET ASSETS:
Change in net assets	(485,608)	(47,431)	(169,518)	103,386
Beginning of period	1,873,234	1,920,665	887,500	784,114
End of period	$1,387,626	$1,873,234	$717,982	$887,500
Accumulated undistributed (distributions in excess of) net investment income	$(246)	$(636)	$(138)	$(18)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,260	$17,135	$16,944	$41,918
Net realized gain (loss) on investments in affiliates	(36,093)	(4,229)	(45,580)	1,776
Distributions of realized gains by investment company affiliates	31,431	120,642	31,166	126,163
Change in net unrealized appreciation (depreciation) of investments in affiliates	(363,219)	(279,226)	(408,862)	(305,242)
Change in net assets resulting from operations	(360,621)	(145,678)	(406,332)	(135,385)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,300)	(29,539)	(10,430)	(45,393)
From net realized gains	(41,536)	(29,333)	(43,494)	(38,377)
Class B
From net investment income	(2,154)	(20,188)	(4,878)	(27,248)
From net realized gains	(25,369)	(23,825)	(26,039)	(27,027)
Class C
From net investment income	(392)	(3,433)	(927)	(4,964)
From net realized gains	(4,617)	(4,001)	(4,930)	(4,869)
Select Class
From net investment income	(512)	(3,060)	(1,710)	(6,705)
From net realized gains	(3,394)	(2,887)	(6,289)	(5,310)
Total distributions to shareholders	(83,274)	(116,266)	(98,697)	(159,893)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	9,121	75,832	(82,550)	43,456

NET ASSETS:
Change in net assets	(434,774)	(186,112)	(587,579)	(251,822)
Beginning of period	1,345,905	1,532,017	1,847,763	2,099,585
End of period	$911,131	$1,345,905	$1,260,184	$1,847,763
Accumulated undistributed (distributions in excess of) net investment income	$(1,044)	$54	$(1,028)	$(27)

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$116,741	$342,673	$105,140	$210,071
Dividends reinvested	41,095	74,053	11,466	26,927
Cost of shares redeemed	(202,667)	(286,639)	(130,967)	(139,263)
Change in net assets from Class A capital transactions	$(44,831)	$130,087	$(14,361)	$97,735
Class B
Proceeds from shares issued	$22,468	$67,376	$23,903	$41,833
Dividends reinvested	17,500	36,164	4,450	12,385
Cost of shares redeemed	(95,751)	(153,186)	(48,306)	(62,706)
Change in net assets from Class B capital transactions	$(55,783)	$(49,646)	$(19,953)	$(8,488)
Class C
Proceeds from shares issued	$14,556	$50,290	$16,900	$74,951
Dividends reinvested	4,211	7,683	2,497	5,631
Cost of shares redeemed	(31,756)	(35,152)	(35,275)	(28,867)
Change in net assets from Class C capital transactions	$(12,989)	$22,821	$(15,878)	$51,715
Select Class
Proceeds from shares issued	$23,921	$46,796	$7,914	$11,432
Subscription in kind (See Note 9)	—	15,518	—	18,776
Dividends reinvested	1,883	2,772	368	594
Cost of shares redeemed	(26,867)	(20,682)	(14,833)	(11,130)
Change in net assets from Select Class capital transactions	$(1,063)	$44,404	$(6,551)	$19,672

Total change in net assets from capital transactions	$(114,666)	$147,666	$(56,743)	$160,634

SHARE TRANSACTIONS:
Class A
Issued	10,819	27,031	10,637	19,034
Reinvested	4,286	5,862	1,207	2,442
Redeemed	(19,370)	(22,626)	(13,478)	(12,630)
Change in Class A Shares	(4,265)	10,267	(1,634)	8,846
Class B
Issued	2,109	5,341	2,470	3,803
Reinvested	1,838	2,862	469	1,121
Redeemed	(9,118)	(12,108)	(4,994)	(5,664)
Change in Class B Shares	(5,171)	(3,905)	(2,055)	(740)
Class C
Issued	1,377	3,987	1,701	6,818
Reinvested	446	613	264	512
Redeemed	(3,066)	(2,808)	(3,658)	(2,637)
Change in Class C Shares	(1,243)	1,792	(1,693)	4,693
Select Class
Issued	2,367	3,709	774	1,051
Subscription in kind (See Note 9)	—	1,300	—	1,755
Reinvested	195	220	38	54
Redeemed	(2,573)	(1,660)	(1,529)	(1,009)
Change in Select Class Shares	(11)	3,569	(717)	1,851

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$77,096	$220,305	$84,468	$274,504
Dividends reinvested	45,265	57,294	52,327	81,820
Cost of shares redeemed	(81,255)	(174,688)	(165,809)	(268,492)
Change in net assets from Class A capital transactions	$41,106	$102,911	$(29,014)	$87,832
Class B
Proceeds from shares issued	$14,272	$51,013	$16,539	$60,104
Dividends reinvested	27,029	43,120	30,311	53,067
Cost of shares redeemed	(64,535)	(149,218)	(92,005)	(185,944)
Change in net assets from Class B capital transactions	$(23,234)	$(55,085)	$(45,155)	$(72,773)
Class C
Proceeds from shares issued	$5,926	$18,541	$8,435	$24,189
Dividends reinvested	3,877	5,534	4,238	6,855
Cost of shares redeemed	(13,787)	(19,115)	(19,709)	(28,751)
Change in net assets from Class C capital transactions	$(3,984)	$4,960	$(7,036)	$2,293
Select Class
Proceeds from shares issued	$13,499	$37,306	$24,440	$39,919
Subscription in kind (See Note 9)	—	—	—	6,499
Dividends reinvested	953	2,454	2,894	4,216
Cost of shares redeemed	(19,219)	(16,714)	(28,679)	(24,530)
Change in net assets from Select Class capital transactions	$(4,767)	$23,046	$(1,345)	$26,104

Total change in net assets from capital transactions	$9,121	$75,832	$(82,550)	$43,456

SHARE TRANSACTIONS:
Class A
Issued	6,430	14,052	7,397	19,257
Reinvested	4,930	3,613	5,646	5,744
Redeemed	(6,934)	(11,116)	(14,779)	(18,972)
Change in Class A Shares	4,426	6,549	(1,736)	6,029
Class B
Issued	1,219	3,294	1,475	4,238
Reinvested	3,013	2,749	3,309	3,735
Redeemed	(5,477)	(9,698)	(8,280)	(13,206)
Change in Class B Shares	(1,245)	(3,655)	(3,496)	(5,233)
Class C
Issued	550	1,214	810	1,715
Reinvested	440	358	469	489
Redeemed	(1,274)	(1,265)	(1,852)	(2,090)
Change in Class C Shares	(284)	307	(573)	114
Select Class
Issued	1,222	2,299	2,259	2,811
Subscription in kind (See Note 9)	—	—	—	508
Reinvested	101	153	314	300
Redeemed	(1,706)	(1,053)	(2,716)	(1,753)
Change in Select Class Shares	(383)	1,399	(143)	1,866

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Investor Balanced Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$11.90	$0.18	$(2.11)	$(1.93)	$(0.18)	$(0.33)	$(0.51)
Year Ended June 30, 2008	13.18	0.40	(0.77)	(0.37)	(0.56)	(0.35)	(0.91)
Year Ended June 30, 2007	12.36	0.36	1.18	1.54	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2006	12.06	0.36	0.39	0.75	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2005	11.57	0.30	0.53	0.83	(0.34)	—	(0.34)
Year Ended June 30, 2004	10.63	0.24	0.94	1.18	(0.24)	—	(0.24)
Class B
Six Months Ended December 31, 2008 (Unaudited)	11.88	0.15	(2.11)	(1.96)	(0.15)	(0.33)	(0.48)
Year Ended June 30, 2008	13.16	0.31	(0.76)	(0.45)	(0.48)	(0.35)	(0.83)
Year Ended June 30, 2007	12.34	0.28	1.18	1.46	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2006	12.04	0.29	0.38	0.67	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2005	11.55	0.22	0.53	0.75	(0.26)	—	(0.26)
Year Ended June 30, 2004	10.61	0.16	0.94	1.10	(0.16)	—	(0.16)
Class C
Six Months Ended December 31, 2008 (Unaudited)	11.79	0.15	(2.10)	(1.95)	(0.15)	(0.33)	(0.48)
Year Ended June 30, 2008	13.07	0.32	(0.76)	(0.44)	(0.49)	(0.35)	(0.84)
Year Ended June 30, 2007	12.26	0.28	1.18	1.46	(0.34)	(0.31)	(0.65)
Year Ended June 30, 2006	11.96	0.28	0.39	0.67	(0.28)	(0.09)	(0.37)
Year Ended June 30, 2005	11.48	0.22	0.53	0.75	(0.27)	—	(0.27)
Year Ended June 30, 2004	10.55	0.16	0.93	1.09	(0.16)	—	(0.16)
Select Class
Six Months Ended December 31, 2008 (Unaudited)	11.91	0.20	(2.12)	(1.92)	(0.19)	(0.33)	(0.52)
Year Ended June 30, 2008	13.19	0.45	(0.79)	(0.34)	(0.59)	(0.35)	(0.94)
Year Ended June 30, 2007	12.36	0.37	1.21	1.58	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2006	12.06	0.38	0.40	0.78	(0.38)	(0.10)	(0.48)
Year Ended June 30, 2005	11.57	0.33	0.53	0.86	(0.37)	—	(0.37)
Year Ended June 30, 2004	10.63	0.26	0.94	1.20	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A, Class B, Class C and Select Class would have been (3.15)%, (3.72)%, (3.72)% and (2.90)%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (b)
$9.46	(16.20)%		$818,837	0.50%	3.31%	0.71%	13%
11.90	(3.06	)(g)	1,081,145	0.46	3.09	0.68	26
13.18	12.74		1,062,281	0.47	2.76	0.70	13
12.36	6.26		931,576	0.47	2.91	0.72	17
12.06	7.27		811,291	0.47	2.57	0.63	22
11.57	11.14		611,738	0.46	2.22	0.56	10

9.44	(16.48)		362,190	1.06	2.70	1.21	13
11.88	(3.64	)(g)	517,262	1.04	2.48	1.19	26
13.16	12.09		624,375	1.05	2.15	1.20	13
12.34	5.63		668,944	1.07	2.31	1.22	17
12.04	6.56		712,177	1.15	1.87	1.22	22
11.55	10.36		651,035	1.21	1.44	1.21	10

9.36	(16.52)		95,294	1.06	2.70	1.21	13
11.79	(3.63	)(g)	134,639	1.04	2.52	1.19	26
13.07	12.12		125,825	1.05	2.17	1.20	13
12.26	5.69		111,224	1.07	2.31	1.22	17
11.96	6.53		106,198	1.15	1.87	1.22	22
11.48	10.38		89,635	1.20	1.48	1.22	10

9.47	(16.08)		111,305	0.25	3.61	0.46	13
11.91	(2.82	)(g)	140,188	0.21	3.28	0.43	26
13.19	13.09		108,184	0.22	3.03	0.45	13
12.36	6.52		116,858	0.22	3.20	0.47	17
12.06	7.53		70,610	0.22	2.78	0.31	22
11.57	11.40		67,083	0.21	2.43	0.21	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$10.56	$0.19		$(1.27)	$(1.08)	$(0.19)	$(0.08)	$(0.27)
Year Ended June 30, 2008	11.29	0.41	(g)	(0.44)	(0.03)	(0.50)	(0.20)	(0.70)
Year Ended June 30, 2007	10.98	0.38		0.62	1.00	(0.41)	(0.28)	(0.69)
Year Ended June 30, 2006	11.03	0.37		0.02	0.39	(0.37)	(0.07)	(0.44)
Year Ended June 30, 2005	10.73	0.33		0.33	0.66	(0.36)	—	(0.36)
Year Ended June 30, 2004	10.35	0.29		0.38	0.67	(0.29)	—	(0.29)
Class B
Six Months Ended December 31, 2008 (Unaudited)	10.56	0.16		(1.27)	(1.11)	(0.16)	(0.08)	(0.24)
Year Ended June 30, 2008	11.30	0.35	(g)	(0.46)	(0.11)	(0.43)	(0.20)	(0.63)
Year Ended June 30, 2007	10.98	0.32		0.62	0.94	(0.34)	(0.28)	(0.62)
Year Ended June 30, 2006	11.03	0.31		0.02	0.33	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2005	10.73	0.26		0.32	0.58	(0.28)	—	(0.28)
Year Ended June 30, 2004	10.35	0.21		0.38	0.59	(0.21)	—	(0.21)
Class C
Six Months Ended December 31, 2008 (Unaudited)	10.53	0.16		(1.26)	(1.10)	(0.16)	(0.08)	(0.24)
Year Ended June 30, 2008	11.27	0.35	(g)	(0.45)	(0.10)	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2007	10.96	0.32		0.62	0.94	(0.35)	(0.28)	(0.63)
Year Ended June 30, 2006	11.01	0.31		0.02	0.33	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2005	10.71	0.26		0.32	0.58	(0.28)	—	(0.28)
Year Ended June 30, 2004	10.33	0.22		0.38	0.60	(0.22)	—	(0.22)
Select Class
Six Months Ended December 31, 2008 (Unaudited)	10.59	0.21		(1.28)	(1.07)	(0.20)	(0.08)	(0.28)
Year Ended June 30, 2008	11.33	0.43	(g)	(0.45)	(0.02)	(0.52)	(0.20)	(0.72)
Year Ended June 30, 2007	11.01	0.41		0.62	1.03	(0.43)	(0.28)	(0.71)
Year Ended June 30, 2006	11.05	0.38		0.05	0.43	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2005	10.76	0.35		0.32	0.67	(0.38)	—	(0.38)
Year Ended June 30, 2004	10.37	0.32		0.39	0.71	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A and Select Class would have been (0.48)% and (0.30)%, respectively. The effect is less than 0.01% on total return for Class B and Class C.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (b)
$9.21	(10.26)%		$411,858	0.50%	3.75%	0.73%	19%
10.56	(0.38	)(h)	489,374	0.50	3.74	0.71	27
11.29	9.28		423,663	0.50	3.39	0.72	12
10.98	3.63		397,206	0.50	3.35	0.74	18
11.03	6.18		377,910	0.48	3.05	0.65	20
10.73	6.55		284,164	0.48	2.83	0.58	7
9.21	(10.49)		171,562	1.08	3.17	1.23	19
10.56	(1.04	)(h)	218,437	1.06	3.13	1.21	27
11.30	8.76		242,016	1.06	2.79	1.22	12
10.98	3.03		276,443	1.07	2.76	1.24	18
11.03	5.44		319,111	1.17	2.33	1.24	20
10.73	5.77		310,028	1.23	2.02	1.23	7
9.19	(10.44)		96,945	1.08	3.14	1.23	19
10.53	(1.01	)(h)	128,991	1.06	3.20	1.21	27
11.27	8.73		85,153	1.06	2.85	1.22	12
10.96	3.03		70,231	1.07	2.76	1.24	18
11.01	5.45		78,449	1.17	2.37	1.24	20
10.71	5.81		59,299	1.22	2.08	1.23	7
9.24	(10.12)		37,617	0.25	3.96	0.48	19
10.59	(0.21	)(h)	50,698	0.25	3.89	0.46	27
11.33	9.61		33,282	0.25	3.65	0.47	12
11.01	3.97		29,294	0.25	3.68	0.48	18
11.05	6.33		17,142	0.23	3.25	0.27	20
10.76	6.90		67,026	0.23	2.99	0.23	7

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions
Investor Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$14.23	$0.09	(g)	$(3.99)	$(3.90)	$(0.10)	$(0.84)	$—	$(0.94)
Year Ended June 30, 2008	17.03	0.22	(g)	(1.71)	(1.49)	(0.64)	(0.67)	—	(1.31)
Year Ended June 30, 2007	15.10	0.19		2.54	2.73	(0.33)	(0.47)	—	(0.80)
Year Ended June 30, 2006	13.77	0.23		1.33	1.56	(0.23)	—	—	(0.23)
Year Ended June 30, 2005	12.94	0.11		0.91	1.02	(0.19)	—	—	(0.19)
Year Ended June 30, 2004	10.80	0.04		2.11	2.15	—	—	(0.01)	(0.01)
Class B
Six Months Ended December 31, 2008 (Unaudited)	14.03	0.05	(g)	(3.93)	(3.88)	(0.07)	(0.84)	—	(0.91)
Year Ended June 30, 2008	16.81	0.13	(g)	(1.69)	(1.56)	(0.55)	(0.67)	—	(1.22)
Year Ended June 30, 2007	14.92	0.08		2.52	2.60	(0.24)	(0.47)	—	(0.71)
Year Ended June 30, 2006	13.61	0.15		1.31	1.46	(0.15)	—	—	(0.15)
Year Ended June 30, 2005	12.82	0.02		0.89	0.91	(0.12)	—	—	(0.12)
Year Ended June 30, 2004	10.77	(0.04)		2.09	2.05	—	—	—	—
Class C
Six Months Ended December 31, 2008 (Unaudited)	13.82	0.05	(g)	(3.87)	(3.82)	(0.07)	(0.84)	—	(0.91)
Year Ended June 30, 2008	16.58	0.13	(g)	(1.67)	(1.54)	(0.55)	(0.67)	—	(1.22)
Year Ended June 30, 2007	14.73	0.09		2.48	2.57	(0.25)	(0.47)	—	(0.72)
Year Ended June 30, 2006	13.44	0.14		1.30	1.44	(0.15)	—	—	(0.15)
Year Ended June 30, 2005	12.66	0.02		0.89	0.91	(0.13)	—	—	(0.13)
Year Ended June 30, 2004	10.64	(0.03)		2.05	2.02	—	—	—	—
Select Class
Six Months Ended December 31, 2008 (Unaudited)	14.42	0.10	(g)	(4.05)	(3.95)	(0.11)	(0.84)	—	(0.95)
Year Ended June 30, 2008	17.24	0.27	(g)	(1.74)	(1.47)	(0.68)	(0.67)	—	(1.35)
Year Ended June 30, 2007	15.27	0.22		2.59	2.81	(0.37)	(0.47)	—	(0.84)
Year Ended June 30, 2006	13.92	0.25		1.36	1.61	(0.26)	—	—	(0.26)
Year Ended June 30, 2005	13.08	0.14		0.91	1.05	(0.21)	—	—	(0.21)
Year Ended June 30, 2004	10.89	0.08		2.13	2.21	—	—	(0.02)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A, Class B, Class C and Select Class would have been (9.56)%, (10.10)%, (10.09)% and (9.34)%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (b)
$9.39	(27.18)%		$508,720	0.50%	1.57%	0.81%	12%
14.23	(9.41	)(h)	708,064	0.50	1.42	0.73	25
17.03	18.41		735,824	0.50	1.13	0.75	15
15.10	11.31		557,259	0.50	1.58	0.81	26
13.77	7.89		441,201	0.50	0.84	0.73	23
12.94	19.94		357,752	0.50	0.39	0.67	14
9.24	(27.43)		305,913	1.10	0.90	1.30	12
14.03	(9.95	)(h)	481,947	1.07	0.86	1.23	25
16.81	17.75		638,693	1.07	0.54	1.25	15
14.92	10.70		611,186	1.08	0.99	1.31	26
13.61	7.13		602,170	1.18	0.15	1.32	23
12.82	19.03		571,624	1.25	(0.38)	1.32	14
9.09	(27.41)		54,671	1.10	0.90	1.30	12
13.82	(9.94	)(h)	87,048	1.07	0.86	1.23	25
16.58	17.73		99,319	1.07	0.55	1.25	15
14.73	10.70		86,876	1.08	1.00	1.31	26
13.44	7.16		81,386	1.18	0.14	1.32	23
12.66	18.99		70,615	1.25	(0.36)	1.32	14
9.52	(27.15)		41,827	0.25	1.67	0.55	12
14.42	(9.19	)(h)	68,846	0.25	1.68	0.48	25
17.24	18.75		58,181	0.25	1.37	0.50	15
15.27	11.60		48,029	0.25	1.79	0.55	26
13.92	8.07		34,529	0.25	1.06	0.41	23
13.08	20.30		35,731	0.25	0.61	0.32	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$13.06	$0.14	$(3.12)	$(2.98)	$(0.14)	$(0.64)	$(0.78)
Year Ended June 30, 2008	15.14	0.33	(1.24)	(0.91)	(0.62)	(0.55)	(1.17)
Year Ended June 30, 2007	13.81	0.29	1.84	2.13	(0.40)	(0.40)	(0.80)
Year Ended June 30, 2006	12.98	0.31	0.83	1.14	(0.31)	—	(0.31)
Year Ended June 30, 2005	12.34	0.22	0.71	0.93	(0.29)	—	(0.29)
Year Ended June 30, 2004	10.81	0.15	1.54	1.69	(0.16)	—	(0.16)
Class B
Six Months Ended December 31, 2008 (Unaudited)	13.00	0.10	(3.10)	(3.00)	(0.11)	(0.64)	(0.75)
Year Ended June 30, 2008	15.07	0.23	(1.21)	(0.98)	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2007	13.75	0.20	1.83	2.03	(0.31)	(0.40)	(0.71)
Year Ended June 30, 2006	12.92	0.23	0.83	1.06	(0.23)	—	(0.23)
Year Ended June 30, 2005	12.29	0.13	0.70	0.83	(0.20)	—	(0.20)
Year Ended June 30, 2004	10.77	0.07	1.52	1.59	(0.07)	—	(0.07)
Class C
Six Months Ended December 31, 2008 (Unaudited)	12.83	0.10	(3.06)	(2.96)	(0.11)	(0.64)	(0.75)
Year Ended June 30, 2008	14.89	0.23	(1.20)	(0.97)	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2007	13.59	0.21	1.81	2.02	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2006	12.78	0.23	0.81	1.04	(0.23)	—	(0.23)
Year Ended June 30, 2005	12.17	0.12	0.69	0.81	(0.20)	—	(0.20)
Year Ended June 30, 2004	10.66	0.08	1.50	1.58	(0.07)	—	(0.07)
Select Class
Six Months Ended December 31, 2008 (Unaudited)	12.92	0.15	(3.08)	(2.93)	(0.16)	(0.64)	(0.80)
Year Ended June 30, 2008	14.99	0.37	(1.23)	(0.86)	(0.66)	(0.55)	(1.21)
Year Ended June 30, 2007	13.67	0.33	1.82	2.15	(0.43)	(0.40)	(0.83)
Year Ended June 30, 2006	12.85	0.29	0.87	1.16	(0.34)	—	(0.34)
Year Ended June 30, 2005	12.23	0.25	0.69	0.94	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.71	0.18	1.52	1.70	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A, Class B, Class C and Select Class would have been (6.61)%, (7.12)%, (7.12)% and (6.37)%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (b)
$9.30	(22.69)%		$681,088	0.50%	2.42%	0.74%	10%
13.06	(6.46	)(g)	979,243	0.47	2.31	0.70	25
15.14	15.69		1,043,468	0.47	1.99	0.70	14
13.81	8.79		902,039	0.48	2.29	0.74	22
12.98	7.57		806,342	0.48	1.72	0.64	27
12.34	15.65		646,157	0.48	1.38	0.58	12
9.25	(22.95)		405,605	1.08	1.81	1.24	10
13.00	(6.98	)(g)	615,387	1.04	1.73	1.20	25
15.07	15.03		792,115	1.04	1.39	1.20	14
13.75	8.19		795,946	1.07	1.70	1.24	22
12.92	6.79		811,753	1.17	1.02	1.24	27
12.29	14.78		748,590	1.23	0.61	1.23	12
9.12	(22.94)		75,491	1.08	1.81	1.24	10
12.83	(6.97	)(g)	113,522	1.04	1.75	1.20	25
14.89	15.09		130,037	1.05	1.41	1.20	14
13.59	8.15		109,949	1.07	1.70	1.24	22
12.78	6.71		102,239	1.17	1.02	1.24	27
12.17	14.88		89,919	1.23	0.63	1.23	12
9.19	(22.60)		98,000	0.25	2.64	0.49	10
12.92	(6.22	)(g)	139,611	0.22	2.55	0.45	25
14.99	16.07		133,965	0.22	2.22	0.45	14
13.67	9.07		118,694	0.23	2.55	0.48	22
12.85	7.73		64,333	0.23	2.05	0.27	27
12.23	15.98		211,071	0.23	1.59	0.23	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Investor Balanced Fund	Class A, Class B, Class C and Select Class
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class
Investor Growth Fund	Class A, Class B, Class C and Select Class
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities
Investor Balanced Fund
Level 1 — Quoted prices	$1,388,887
Level 2 — Other significant observable inputs	—
Level 3 — Significant unobservable inputs	—
Total	$1,388,387
Investor Conservative Growth Fund
Level 1 — Quoted prices	$718,324
Level 2 — Other significant observable inputs	—
Level 3 — Significant unobservable inputs	—
Total	$718,324
Investor Growth Fund
Level 1 — Quoted prices	$911,726
Level 2 — Other significant observable inputs	—
Level 3 — Significant unobservable inputs	—
Total	$911,726

30   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

Valuation Inputs	Investments in Securities
Investor Growth & Income Fund
Level 1 — Quoted prices	$1,260,916
Level 2 — Other significant observable inputs	—
Level 3 — Significant unobservable inputs	—
Total	$1,260,916

B.  Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant Section 12(d)(1)(G) under the 1940 Act. An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers (amounts in thousands):

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2008	Value at December 31, 2008
Investor Balanced Fund
JPMorgan Core Bond Fund, Select Class Shares	$247,201	$—	$76,161	$(2,584)	$5,339	15,848	$169,256
JPMorgan Core Plus Bond Fund, Select Class Shares	245,802	—	32,460	(2,817)	6,622	27,811	196,899
JPMorgan Emerging Markets Debt Fund, Select Class Shares	18,810	1,001	1,300	(190)	501	2,350	13,280
JPMorgan Government Bond Fund, Select Class Shares	133,209	—	48,959	256	2,350	8,203	88,183
JPMorgan High Yield Bond Fund, Select Class Shares	149,713	—	13,900	(3,624)	5,488	17,653	100,092
JPMorgan International Equity Index Fund, Select Class Shares	111,604	27,550	8,849	7,826	4,389	5,836	83,695
JPMorgan Intrepid America Fund, Select Class Shares	116,343	51,764	17,064	(71)	996	6,487	103,540
JPMorgan Intrepid Growth Fund, Select Class Shares	64,442	6,899	700	(338)	385	3,280	48,674
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	36,924	11,157	2,357	(216)	71	3,491	32,606
JPMorgan Intrepid Plus Fund, Select Class Shares	18,682	2,251	600	(384)	68	1,360	14,019
JPMorgan Large Cap Growth Fund, Select Class Shares	21,233	3,300	600	(297)	—	1,283	16,233
JPMorgan Large Cap Value Fund, Select Class Shares	84,297	8,199	2,500	(1,272)	778	8,769	66,643
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	19,070	118,473	126,416	—	140	11,127	11,127
JPMorgan Market Expansion Index Fund, Select Class Shares	72,960	16,904	5,205	2,391	144	9,427	61,937
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	152,320	—	40,900	(3,046)	—	10,761	108,797
JPMorgan Real Return Fund, Select Class Shares	19,322	410	4,050	(346)	411	1,579	13,849
JPMorgan Short Duration Bond Fund, Select Class Shares	94,778	—	68,061	(446)	892	2,493	26,503
JPMorgan U.S. Equity Fund, Select Class Shares	157,206	14,639	6,039	(889)	548	17,954	124,240
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	106,424	8,200	4,200	(1,646)	1,103	6,023	80,766
JPMorgan Ultra Short Duration Bond Fund, Select Class Shares	—	57,600	25,110	(985)	738	3,651	28,548
Total	$1,870,340			$(8,678)	$30,963		$1,388,887

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2008	Value at December 31, 2008
Investor Conservative Growth Fund
JPMorgan Core Bond Fund, Select Class Shares	$133,911	$3,800	$30,891	$(1,232)	$3,179	9,906	$105,796
JPMorgan Core Plus Bond Fund, Select Class Shares	159,858	4,500	13,300	(1,478)	4,576	19,754	139,858
JPMorgan Emerging Markets Debt Fund, Select Class Shares	8,817	800	700	(191)	239	1,131	6,392
JPMorgan Government Bond Fund, Select Class Shares	125,063	1,200	37,890	(222)	2,363	8,625	92,722
JPMorgan High Yield Bond Fund, Select Class Shares	52,698	2,500	4,790	(1,413)	2,017	6,557	37,180
JPMorgan International Equity Index Fund, Select Class Shares	26,287	10,982	3,782	1,489	1,161	1,544	22,141
JPMorgan Intrepid America Fund, Select Class Shares	36,558	27,710	8,600	(826)	373	2,431	38,792
JPMorgan Intrepid Growth Fund, Select Class Shares	19,588	5,451	1,990	(478)	130	1,103	16,364
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	17,287	10,272	3,772	(1,018)	34	1,900	17,747
JPMorgan Intrepid Plus Fund, Select Class Shares	8,643	3,600	1,990	(585)	36	717	7,389
JPMorgan Large Cap Value Fund, Select Class Shares	19,183	4,900	1,990	(1,105)	187	2,213	16,821
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	9,404	96,476	99,991	—	101	5,889	5,889
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	62,672	2,100	14,000	(1,117)	—	4,914	49,680
JPMorgan Real Return Fund, Select Class Shares	8,891	400	1,150	(69)	200	829	7,270
JPMorgan Short Duration Bond Fund, Select Class Shares	—	51,400	9,240	(122)	678	3,964	42,134
JPMorgan U.S. Equity Fund, Select Class Shares	45,543	11,007	3,697	(826)	165	5,845	40,446
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	43,150	8,799	1,890	(622)	517	2,808	37,656
JPMorgan Ultra Short Duration Bond Fund, Select Class Shares	106,293	401	65,890	(6,720)	1,361	4,354	34,047
Total	$883,846			$(16,535)	$17,317		$718,324
Investor Growth Fund
JPMorgan Emerging Markets Debt Fund, Select Class Shares	$13,671	$300	$1,400	$(418)	$355	1,536	$8,677
JPMorgan Government Bond Fund, Select Class Shares	41,700	9,300	34,350	196	417	1,652	17,754
JPMorgan High Yield Bond Fund, Select Class Shares	41,041	—	13,250	(4,022)	1,334	3,276	18,573
JPMorgan International Equity Fund, Select Class Shares	39,976	16,947	13,746	10,937	—	2,849	28,607
JPMorgan International Equity Index Fund, Select Class Shares	122,280	20,514	12,814	5,562	4,210	5,599	80,292
JPMorgan Intrepid America Fund, Select Class Shares	135,900	34,728	19,778	(1,679)	973	6,339	101,176
JPMorgan Intrepid Growth Fund, Select Class Shares	76,287	3,600	2,000	(517)	416	3,546	52,624

32   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2008	Value at December 31, 2008
Investor Growth Fund (continued)
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	$67,125	$7,659	$3,259	$145	$127	5,079	$47,439
JPMorgan Intrepid Plus Fund, Select Class Shares	13,747	—	200	(102)	45	877	9,039
JPMorgan Large Cap Growth Fund, Select Class Shares	123,213	10,000	6,600	(2,196)	—	6,519	82,470
JPMorgan Large Cap Value Fund, Select Class Shares	157,750	4,650	10,300	(5,774)	1,349	14,378	109,276
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	11,817	78,257	74,988	—	142	15,086	15,086
JPMorgan Market Expansion Index Fund, Select Class Shares	79,756	10,247	6,747	1,343	153	8,882	58,355
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	111,063	300	39,300	(2,287)	—	6,952	70,283
JPMorgan Real Return Fund, Select Class Shares	14,076	294	4,200	(431)	294	1,004	8,804
JPMorgan Small Cap Value Fund, Select Class Shares	39,377	7,372	8,972	2	70	2,347	29,179
JPMorgan U.S. Equity Fund, Select Class Shares	174,425	3,966	12,116	(3,249)	592	17,501	121,108
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	66,894	1,250	5,300	(1,744)	613	3,345	44,860
JPMorgan Ultra Short Duration Bond Fund, Select Class Shares	13,795	—	4,350	(428)	252	1,039	8,124
Total	$1,343,893			$(4,662)	$11,342		$911,726
Investor Growth & Income Fund
JPMorgan Core Bond Fund, Select Class Shares	$94,822	$1,800	$56,300	$(284)	$1,533	3,698	$39,490
JPMorgan Core Plus Bond Fund, Select Class Shares	150,803	1,100	25,700	(1,764)	3,963	16,438	116,382
JPMorgan Emerging Markets Debt Fund, Select Class Shares	18,730	599	1,900	(343)	486	2,174	12,281
JPMorgan High Yield Bond Fund, Select Class Shares	149,214	—	25,090	(7,517)	5,206	15,816	89,677
JPMorgan Intermediate Bond Fund, Select Class Shares	94,641	—	38,219	(1,026)	1,784	5,355	55,152
JPMorgan International Equity Fund, Select Class Shares	35,482	16,332	12,631	9,276	—	2,607	26,172
JPMorgan International Equity Index Fund, Select Class Shares	112,289	21,812	13,112	4,771	3,943	5,244	75,205
JPMorgan Intrepid America Fund, Select Class Shares	172,881	50,261	29,311	(3,826)	1,247	8,120	129,591
JPMorgan Intrepid Growth Fund, Select Class Shares	73,836	4,800	1,600	(271)	416	3,543	52,577
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	55,082	8,745	2,695	441	104	4,436	41,431
JPMorgan Intrepid Plus Fund, Select Class Shares	18,621	1,500	1,300	(413)	61	1,231	12,691
JPMorgan Large Cap Growth Fund, Select Class Shares	111,924	12,100	5,890	(1,167)	—	6,179	78,159
JPMorgan Large Cap Value Fund, Select Class Shares	147,330	8,299	8,900	(4,188)	1,289	14,063	106,881

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

	For the six months ended December 31, 2008
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2008	Value at December 31, 2008
Investor Growth & Income Fund (continued)
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$16,022	$141,401	$143,463	$—	$133	13,960	$13,960
JPMorgan Market Expansion Index Fund, Select Class Shares	90,872	11,959	7,459	1,772	175	10,221	67,149
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	151,601	—	51,199	(2,872)	—	9,679	97,853
JPMorgan Real Return Fund, Select Class Shares	19,239	400	5,500	(505)	400	1,405	12,323
JPMorgan Small Cap Value Fund, Select Class Shares	35,921	7,174	7,074	696	65	2,270	28,217
JPMorgan U.S. Equity Fund, Select Class Shares	205,731	7,582	16,483	(5,067)	698	20,708	143,296
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	91,312	3,101	7,300	(2,127)	856	4,655	62,429
Total	$1,846,353			$(14,414)	$22,359		$1,260,916

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other JPMorgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for dividends from the Investor Conservative Growth Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

34   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

G.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly equal to 0.05% of the average daily net assets of the Funds.

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of each Fund’s average daily net assets on the first $500 million, 0.075% of each Fund’s average daily net assets between $500 million and $1 billion and 0.05% of each Fund’s average daily net assets over $1 billion. For the six months ended December 31, 2008, the annualized effective rate of each Fund’s average daily net assets was as follows:

Investor Balanced Fund	0.07%
Investor Conservative Growth Fund	0.09
Investor Growth Fund	0.08
Investor Growth & Income Fund	0.07

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.F.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front End Sales Charge	CDSC
Investor Balanced Fund	$310	$838
Investor Conservative Growth Fund	212	621
Investor Growth Fund	164	453
Investor Growth & Income Fund	201	696

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%
Investor Conservative Growth Fund	0.50	1.25	1.25	0.25
Investor Growth Fund	0.50	1.25	1.25	0.25
Investor Growth & Income Fund	0.50	1.25	1.25	0.25

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$—	$1,336	$1,336
Investor Conservative Growth Fund	—	1	675	676
Investor Growth Fund	17	224	1,066	1,307
Investor Growth & Income Fund	—	42	1,350	1,392

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$—	$240	$240
Investor Conservative Growth Fund	—	—	147	147
Investor Growth Fund	9	52	97	158
Investor Growth & Income Fund	—	16	234	250

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

36   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$209,885	$359,014
Investor Conservative Growth Fund	149,825	205,562
Investor Growth Fund	131,134	198,681
Investor Growth & Income Fund	157,578	317,666

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$1,667,752	$11,848	$290,713	$(278,865)
Investor Conservative Growth Fund	815,711	6,886	104,273	(97,387)
Investor Growth Fund	1,239,269	1,151	328,694	(327,543)
Investor Growth & Income Fund	1,616,730	1,847	357,661	(355,814)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

9. Transfers-In-Kind

After the close of business on March 10, 2008, several common trust funds managed by JPMCB transferred shares of Underlying Funds in-kind to the Investor Balanced Fund, Investor Conservative Growth Fund and Investor Growth & Income Fund. The common trust funds purchased Select Class Shares of each Fund and each Fund received portfolio securities with market values listed below, including net unrealized depreciation. The cost basis of the portfolio securities transferred to each Fund is equal to the common trust funds’ cost of securities at the time of the in-kind transfer (amounts in thousands).

Common Trust Fund	Fund Securities Transferred To	Market Value of Securities Transferred	Unrealized Depreciation	Number of Select Class Shares Issued
Income Development Trust	Investor Balanced Fund	$15,518	$308	1,300
Income Emphasis Trust	Investor Conservative Growth Fund	18,776	73	1,755
Capital Development Trust	Investor Growth & Income Fund	6,499	308	508

38   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses (not including expenses of the Underlying Funds). The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008 and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$838.00	$2.32	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	835.20	4.90	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06
Class C
Actual	1,000.00	834.80	4.90	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06
Select Class
Actual	1,000.00	839.20	1.16	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   39

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Investor Conservative Growth Fund
Class A
Actual	$1,000.00	$897.40	$2.39	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	895.10	5.16	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class C
Actual	1,000.00	895.60	5.16	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Select Class
Actual	1,000.00	898.80	1.20	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Investor Growth Fund
Class A
Actual	1,000.00	728.20	2.18	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	725.70	4.78	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class C
Actual	1,000.00	725.90	4.79	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Select Class
Actual	1,000.00	728.50	1.09	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Investor Growth & Income Fund
Class A
Actual	1,000.00	773.10	2.23	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	770.50	4.82	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class C
Actual	1,000.00	770.60	4.82	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Select Class
Actual	1,000.00	774.00	1.12	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

40   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliates in connection with the Funds’ investments in the underlying JPMorgan Funds in which each of the Funds invests. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the underlying JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund, Investor Growth & Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to

42   J.P. MORGAN INVESTOR FUNDS        DECEMBER 31, 2008

each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Investor Balanced Fund’s performance was in the third quintile for Class A shares and in the third, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Investor Conservative Growth Fund’s performance was in the third, second and third quintiles for Class A shares and in the second, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Investor Growth Fund’s performance was in the third quintile for Class A shares and in the third, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Investor Growth & Income Fund’s performance was in the third, third and second quintiles for Class A shares and third, second, and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for the Class A shares was in the third quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares and the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Investor Growth Fund’s net advisory fee for the Class A shares and the Select Class shares were in the fourth quintile and the actual total expenses for the Class A shares and the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for the Class A shares and the Select Class shares were in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2008        J.P. MORGAN INVESTOR FUNDS   43

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-INV-1208

Semi-Annual Report

J.P. Morgan Intrepid Funds

Six months ended December 31, 2008 (Unaudited)

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Intrepid America Fund	2
JPMorgan Intrepid Growth Fund	4
JPMorgan Intrepid Mid Cap Fund	6
JPMorgan Intrepid Multi Cap Fund	8
JPMorgan Intrepid Plus Fund	10
JPMorgan Intrepid Value Fund	12
Schedules of Portfolio Investments	14
Financial Statements	38
Financial Highlights	54
Notes to Financial Statements	66
Schedule of Shareholder Expenses	76
Board Approval of Investment Advisory Agreement	79

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   1

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$1,825,721
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth,* returned –31.60%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –29.73% return for the Russell 1000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrial and consumer staple sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Results in the industrial sector were hurt by Southwest Airlines Co. Industry-wide, airlines have been plagued by the weakening economy as well as a decline in passenger and cargo shipping volumes. Results in the consumer staple sector were held back by Herbalife Ltd., a nutritional supplements manufacturer. The company’s shares declined after the firm reduced its guidance for 2009, despite reporting quarterly results that met expectations.

On the positive side, the energy and financial sectors contributed to performance. Results in the energy sector were aided by Exxon Mobil Corp. The company benefited from the late fourth-quarter rallies in crude oil prices. Performance in the financial sector was helped by positions within the insurance industry. Shares of ACE Ltd. rallied after it was upgraded; the company stood to benefit from market share gained at the expense of AIG.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund attempted to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.9%
2.	Procter & Gamble Co.	2.5
3.	Johnson & Johnson	2.5
4.	Pfizer, Inc.	2.4
5.	International Business Machines Corp.	2.2
6.	Verizon Communications, Inc.	2.2
7.	Wal-Mart Stores, Inc.	2.1
8.	Hewlett-Packard Co.	2.0
9.	Amgen, Inc.	1.8
10.	McDonald’s Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	15.5%
Information Technology	15.4
Financials	12.8
Energy	12.4
Industrials	10.2
Consumer Discretionary	9.9
Consumer Staples	9.9
Utilities	4.7
Materials	4.3
Telecommunication Services	3.5
Short-Term Investment	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

2   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(31.68)%	(39.12)%	(2.19)%	4.05%
With Sales Charge*		(35.28)	(42.31)	(3.24)	3.09
CLASS C SHARES	2/19/05
Without CDSC		(31.89)	(39.43)	(2.59)	3.69
With CDSC**		(32.89)	(40.43)	(2.59)	3.69
CLASS R2 SHARES	11/3/08	(31.72)	(39.15)	(2.20)	4.04
CLASS R5 SHARES	5/15/06	(31.52)	(38.82)	(1.90)	4.31
SELECT CLASS SHARES	2/28/03	(31.60)	(38.98)	(2.01)	4.21

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$811,299
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth,* returned –32.45%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –32.31% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the industrial and material sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Performance in the industrial sector was negatively impacted by railroad company CSX Corp. Shipments carried by U.S. railroads declined dramatically during the quarter amid deteriorating economic conditions. Results in the material sector were hindered by Mosaic Co., the fertilizer company. Shares of Mosaic declined after the company reported weaker-than-expected earnings, driven by increased costs for fertilizer inputs.

On the positive side, the energy and financial sectors contributed to performance. Results in the energy sector were aided by Exxon Mobil Corp. The company benefited from the late fourth-quarter rallies in crude oil prices. Performance in the financial sector was helped by Annaly Capital Management Inc., a REIT that acquires and manages mortgage securities. The company profited from borrowing money at low interest rates, then buying mortgages that paid out a higher interest rate.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	International Business Machines Corp.	3.8%
2.	Wal-Mart Stores, Inc.	3.5
3.	Hewlett-Packard Co.	3.3
4.	Oracle Corp.	2.8
5.	Exxon Mobil Corp.	2.6
6.	McDonald’s Corp.	2.6
7.	Microsoft Corp.	2.5
8.	Gilead Sciences, Inc.	2.3
9.	QUALCOMM, Inc.	2.1
10.	Occidental Petroleum Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.8%
Health Care	16.0
Consumer Staples	13.7
Industrials	12.0
Consumer Discretionary	9.8
Energy	8.5
Financials	4.0
Materials	3.5
Utilities	1.7
Telecommunication Services	1.0
Short-Term Investment	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

4   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(32.54)%	(39.37)%	(2.53)%	3.14%
With Sales Charge*		(36.08)	(42.56)	(3.58)	2.19
CLASS C SHARES	2/19/05
Without CDSC		(32.67)	(39.67)	(2.91)	2.78
With CDSC**		(33.67)	(40.67)	(2.91)	2.78
CLASS R2 SHARES	11/3/08	(32.55)	(39.38)	(2.53)	3.13
CLASS R5 SHARES	5/15/06	(32.35)	(39.09)	(2.25)	3.39
SELECT CLASS SHARES	2/28/03	(32.45)	(39.23)	(2.35)	3.29

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   5

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$390,518
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Mid Cap Fund, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned –35.15%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –36.67% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although the Fund outperformed its benchmark for the period due to stock selection in the consumer discretionary and financial sectors, market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Results in the consumer discretionary sector were helped by an active bet in AutoZone Inc. The auto parts retailer bucked the economic headwinds that slammed the auto industry by focusing on store quality improvements and maintaining sales to corporate customers. Performance in the financial sector was helped by Annaly Capital Management Inc., a REIT that acquires and manages mortgage securities. The company has profited from borrowing money at low interest rates, and then buying mortgages that paid a higher interest rate.

On the negative side, the material and industrial sectors detracted from performance. Performance in the material sector was hurt by United States Steel Corp. The company’s shares declined with the broader market, as the steel industry was battered by sinking prices and projections of weaker demand. Results in the industrial sector were hurt by Manitowoc Co. The construction crane manufacturer cut its full-year earnings forecast, citing the ongoing credit crisis, which made it difficult for customers to secure financing.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	UST, Inc.	1.5%
2.	Apollo Group, Inc., Class A	1.3
3.	Quest Diagnostics, Inc.	1.3
4.	Annaly Capital Management, Inc.	1.3
5.	AutoZone, Inc.	1.1
6.	Laboratory Corp. of America Holdings	1.0
7.	Arch Capital Group Ltd., (Bermuda)	1.0
8.	H&R Block, Inc.	1.0
9.	Hudson City Bancorp, Inc.	1.0
10.	DeVry, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	19.5%
Consumer Discretionary	17.3
Information Technology	12.4
Industrials	10.8
Energy	6.1
Utilities	9.4
Health Care	8.9
Materials	4.6
Consumer Staples	6.8
Telecommunication Services	2.4
Short-Term Investment	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

6   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/01/92
Without Sales Charge		(35.18)%	(39.54)%	(1.12)%	2.43%
With Sales Charge*		(38.59)	(42.72)	(2.18)	1.88
CLASS B SHARES	9/23/96
Without CDSC		(35.40)	(39.94)	(1.75)	1.84
With CDSC**		(40.40)	(44.94)	(2.19)	1.84
CLASS C SHARES	3/22/99
Without CDSC		(35.37)	(39.91)	(1.73)	1.72
With CDSC***		(36.37)	(40.91)	(1.73)	1.72
SELECT CLASS SHARES	6/01/91	(35.15)	(39.43)	(0.89)	2.67
ULTRA SHARES	2/22/05	(35.10)	(39.33)	(0.76)	2.74

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Fund prior to March 22, 1999 reflect the performance of the Pegasus Mid Cap Opportunity Fund and its predecessor. Returns for Class C and Ultra Shares prior to their inception date are based on the performance of the Select Class Shares. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   7

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$12,577
Primary Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Multi Cap Fund, which seeks to provide long-term capital appreciation,* returned –34.23%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –29.52% return for the Russell 3000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the material and consumer staple sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Performance in the material sector was hurt by United States Steel Corp. The company’s shares declined with the broader market, as the steel industry was battered by sinking prices and projections of weaker demand. Results in the consumer staples sector were held back by Herbalife Ltd., a nutritional supplements manufacturer. The company’s shares declined after the firm reduced its guidance for 2009, despite reporting quarterly results that met expectations.

On the positive side, the information technology and consumer discretionary sectors contributed to performance. Results in the information technology sector were helped by Oracle Corp., a software company. The company’s shares rallied after it posted only a small drop in quarterly profits, which buoyed investors who had worried about a sharper slowdown in the global recession. Performance in the consumer discretionary sector was helped by McDonald’s Corp. The company has been one of the prime beneficiaries of the economic downturn, as new menu items and expanded hours lured consumers to “trade down” from higher-priced dining options.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital appreciation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.8%
2.	Chevron Corp.	2.0
3.	Oracle Corp.	1.8
4.	Occidental Petroleum Corp.	1.7
5.	International Business Machines Corp.	1.6
6.	Lockheed Martin Corp.	1.5
7.	Eli Lilly & Co.	1.5
8.	General Dynamics Corp.	1.4
9.	ConocoPhillips	1.4
10.	Altria Group, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	15.2%
Health Care	14.2
Financials	12.9
Energy	11.8
Industrials	11.7
Consumer Staples	9.9
Consumer Discretionary	8.5
Utilities	3.9
Materials	3.4
Telecommunication Services	3.2
Short-Term Investments	5.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Fund’s composition is subject to change.

8   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(34.29)%	(42.10)%	(3.33)%	2.94%
With Sales Charge*		(37.74)	(45.14)	(4.37)	1.99
CLASS C SHARES	2/19/05
Without CDSC		(34.45)	(42.40)	(3.71)	2.59
With CDSC**		(35.45)	(43.40)	(3.71)	2.59
SELECT CLASS SHARES	2/28/03	(34.23)	(41.96)	(3.15)	3.10

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   9

JPMorgan Intrepid Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 31, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$44,109
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Plus Fund, which seeks to provide long-term capital appreciation,* returned –32.45%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –29.73% return for the Russell 1000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the industrial and material sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Results in the industrial sector were hurt by diesel engine manufacturer Cummins Inc. The company’s shares declined due to weakening demand for its large, fuel-intensive engines. Performance in the material sector was hurt by United States Steel Corp. The company’s shares declined with the broader market, as the steel industry was battered by sinking prices and projections of weaker demand.

On the positive side, the financial and consumer discretionary sectors contributed to performance. Performance in the financial sector was helped by positions within the insurance industry. Shares of ACE Ltd. rallied after it was upgraded; the company stood to benefit from market share gained at the expense of AIG. Performance in the consumer discretionary sector was helped by McDonald’s Corp. The company has been one of the prime beneficiaries of the economic downturn, as new menu items and expanded hours lured consumers to “trade down” from higher-priced dining options.

The Fund’s short positions had a minimal impact on the overall strategy relative to its long positions.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth. As a result of changes to the Fund’s portfolio management team on November 18, 2008 and December 19, 2008, the Fund turned over a substantial portion of its portfolio which impacted the Fund’s holdings listed below.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.2%
2.	Utilities Select Sector SPDR Fund	3.2
3.	Procter & Gamble Co.	2.7
4.	AT&T, Inc.	2.1
5.	Wal-Mart Stores, Inc.	2.1
6.	Pfizer, Inc.	2.0
7.	Merck & Co., Inc.	2.0
8.	Wells Fargo & Co.	2.0
9.	Amgen, Inc.	1.8
10.	Verizon Communications, Inc.	1.8

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	17.3%
Health Care	15.5
Energy	11.8
Financials	11.6
Industrials	11.5
Consumer Staples	10.7
Consumer Discretionary	9.5
Telecommunication Services	3.9
Investment Company	3.2
Materials	2.1
Short-Term Investment	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2008. The Fund’s composition is subject to change.

10   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

TOP TEN SHORT POSITIONS OF THE PORTFOLIOˆ

1.	SPDR Trust, Series 1	7.9%
2.	Affiliated Managers Group, Inc.	5.3
3.	Caterpillar, Inc.	4.8
4.	Southwestern Energy Co.	3.9
5.	Lockheed Martin Corp.	3.7
6.	Humana, Inc.	3.6
7.	Applied Materials, Inc.	3.5
8.	Magellan Health Services, Inc.	3.5
9.	iShares Dow Jones US Real Estate Index Fund	3.0
10.	Perrigo Co.	2.6

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTORˆ

Industrials	20.7%
Information Technology	19.7
Health Care	14.5
Consumer Discretionary	13.6
Investment Companies	10.9
Consumer Staples	6.9
Energy	6.2
Financials	5.3
Materials	2.2

ˆ	Percentages indicated are based upon total short positions as of December 31, 2008. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		(32.57)%	(38.93)%	(12.13)%
With Sales Charge*		(36.13)	(42.13)	(13.74)
CLASS C SHARES	1/31/06
Without CDSC		(32.69)	(39.19)	(12.54)
With CDSC**		(33.69)	(40.19)	(12.54)
SELECT CLASS SHARES	1/31/06	(32.45)	(38.76)	(11.89)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Plus Fund, the Russell 1000 Index and the Lipper Long/Short Equity Funds Index from January 31, 2006 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Long/Short Equity Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   11

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2008 (In Thousands)	$247,458
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Value Fund, which seeks to provide long-term capital appreciation,* returned –27.74%** (Select Class Shares) for the six months ended December 31, 2008, compared to the –26.93% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the industrial and consumer discretionary sectors. Market conditions also contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Initially, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Results in the industrial sector were hurt by Southwest Airlines Co. Industry-wide, airlines have been plagued by the weakening economy as well as a decline in passenger and cargo shipping volumes. Performance in the consumer discretionary sector was hindered by DISH Network Corp., a satellite television services provider. The company’s shares declined after it reported an uptick in subscriber cancellations, driven by difficult economic conditions and aggressive competition as rivals ramped up promotions.

On the positive side, the financial and energy sectors contributed to results. Performance in the financial sector was helped by positions within the insurance industry. Shares of ACE Ltd. rallied after it was upgraded; the company stood to benefit from market share gained at the expense of AIG. Results in the energy sector were aided by an active bet in Exxon Mobil Corp. The company benefited from the late fourth-quarter rallies in crude oil prices.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital appreciation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	8.2%
2.	AT&T, Inc.	4.3
3.	Pfizer, Inc.	3.8
4.	Chevron Corp.	2.9
5.	General Electric Co.	2.5
6.	ConocoPhillips	2.3
7.	Wells Fargo & Co.	2.2
8.	Eli Lilly & Co.	2.1
9.	Travelers Cos., Inc. (The)	2.0
10.	Bank of America Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.7%
Energy	16.8
Health Care	13.1
Consumer Staples	9.0
Industrials	8.8
Consumer Discretionary	8.0
Utilities	6.9
Telecommunication Services	6.1
Information Technology	3.4
Materials	3.2
Short-Term Investment	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Fund’s composition is subject to change.

12   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(27.84)%	(36.68)%	0.03%	5.92%
With Sales Charge*		(31.63)	(39.99)	(1.05)	4.95
CLASS C SHARES	2/19/05
Without CDSC		(28.00)	(36.97)	(0.36)	5.57
With CDSC**		(29.00)	(37.97)	(0.36)	5.57
CLASS R2 SHARES	11/3/08	(27.84)	(36.68)	0.03	5.92
CLASS R5 SHARES	5/15/06	(27.66)	(36.39)	0.32	6.19
SELECT CLASS SHARES	2/28/03	(27.74)	(36.52)	0.22	6.10

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 4.2%
388	General Dynamics Corp.	22,351
532	Honeywell International, Inc.	17,449
191	L-3 Communications Holdings, Inc.	14,059
278	Lockheed Martin Corp.	23,382
		77,241
	Airlines — 0.6%
1,376	Southwest Airlines Co.	11,864
	Auto Components — 0.3%
279	Johnson Controls, Inc.	5,064
	Biotechnology — 1.9%
585	Amgen, Inc. (a)	33,789
	Capital Markets — 3.9%
143	Bank of New York Mellon Corp. (The)	4,052
200	Goldman Sachs Group, Inc. (The)	16,891
56	Greenhill & Co., Inc. (c)	3,886
178	Investment Technology Group, Inc. (a)	4,050
227	Knight Capital Group, Inc., Class A (a)	3,671
107	Merrill Lynch & Co., Inc.	1,240
452	Morgan Stanley	7,252
274	Northern Trust Corp.	14,278
313	State Street Corp.	12,326
277	TD AMERITRADE Holding Corp. (a)	3,943
		71,589
	Chemicals — 2.5%
130	Airgas, Inc.	5,075
26	CF Industries Holdings, Inc.	1,295
166	FMC Corp.	7,436
44	Monsanto Co.	3,113
445	Mosaic Co. (The)	15,392
274	Olin Corp.	4,960
104	Rohm & Haas Co.	6,439
81	Terra Industries, Inc.	1,358
		45,068
	Commercial Banks — 2.2%
113	Bank of Hawaii Corp. (c)	5,084
247	BB&T Corp. (c)	6,794
302	TCF Financial Corp.	4,125
594	U.S. Bancorp	14,858
346	Wells Fargo & Co.	10,193
		41,054
	Commercial Services & Supplies — 0.5%
283	Herman Miller, Inc.	3,682
222	Pitney Bowes, Inc.	5,645
		9,327
	Communications Equipment — 1.7%
1,046	Brocade Communications Systems, Inc. (a)	2,930
165	CommScope, Inc. (a)	2,557
144	Harris Corp.	5,471
563	QUALCOMM, Inc.	20,183
		31,141
	Computers & Peripherals — 5.4%
1,005	Hewlett-Packard Co.	36,459
486	International Business Machines Corp.	40,864
212	Lexmark International, Inc., Class A (a) (c)	5,711
534	QLogic Corp. (a)	7,172
548	SanDisk Corp. (a) (c)	5,256
271	Western Digital Corp. (a)	3,106
		98,568
	Construction & Engineering — 0.7%
266	EMCOR Group, Inc. (a)	5,967
31	Shaw Group, Inc. (The) (a)	635
147	URS Corp. (a)	5,999
		12,601
	Consumer Finance — 0.2%
338	Discover Financial Services	3,219
	Containers & Packaging — 1.1%
263	Crown Holdings, Inc. (a)	5,042
124	Greif, Inc., Class A	4,142
163	Rock-Tenn Co., Class A	5,554
231	Sonoco Products Co.	5,347
		20,085
	Diversified Consumer Services — 0.7%
159	Apollo Group, Inc., Class A (a)	12,144
	Diversified Financial Services — 1.6%
1,251	Bank of America Corp.	17,608
617	Citigroup, Inc.	4,141
149	NASDAQ OMX Group, Inc. (The) (a) (c)	3,685
141	NYSE Euronext	3,858
		29,292
	Diversified Telecommunication Services — 3.5%
189	AT&T, Inc.	5,387
205	CenturyTel, Inc. (c)	5,604
161	Embarq Corp.	5,797
1,194	Verizon Communications, Inc.	40,483

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
688	Windstream Corp.	6,329
		63,600
	Electric Utilities — 2.4%
741	American Electric Power Co., Inc.	24,659
621	Edison International	19,961
		44,620
	Electrical Equipment — 0.3%
160	Acuity Brands, Inc. (c)	5,586
	Electronic Equipment, Instruments & Components — 0.2%
220	Ingram Micro, Inc., Class A (a)	2,950
	Energy Equipment & Services — 1.9%
99	ENSCO International, Inc.	2,806
646	Key Energy Services, Inc. (a)	2,847
621	National Oilwell Varco, Inc. (a)	15,183
613	Noble Corp.	13,534
		34,370
	Food & Staples Retailing — 2.6%
138	BJ’s Wholesale Club, Inc. (a) (c)	4,733
209	SYSCO Corp.	4,787
677	Wal-Mart Stores, Inc.	37,944
		47,464
	Food Products — 2.7%
441	General Mills, Inc.	26,815
595	H.J. Heinz Co.	22,365
		49,180
	Health Care Equipment & Supplies — 0.6%
216	Baxter International, Inc.	11,575
	Health Care Providers & Services — 3.7%
783	Aetna, Inc.	22,305
234	AMERIGROUP Corp. (a)	6,912
222	Cigna Corp.	3,747
385	Express Scripts, Inc. (a)	21,170
255	Omnicare, Inc. (c)	7,069
146	Owens & Minor, Inc.	5,495
		66,698
	Health Care Technology — 0.3%
340	IMS Health, Inc.	5,160
	Hotels, Restaurants & Leisure — 1.8%
530	McDonald’s Corp.	32,958
	Household Durables — 0.6%
355	Centex Corp.	3,780
100	Leggett & Platt, Inc.	1,520
144	Snap-On, Inc.	5,683
		10,983
	Household Products — 2.7%
62	Church & Dwight Co., Inc.	3,476
741	Procter & Gamble Co.	45,781
		49,257
	Industrial Conglomerates — 0.7%
841	General Electric Co.	13,619
	Insurance — 3.2%
409	ACE Ltd., (Switzerland)	21,650
325	Chubb Corp. (The)	16,552
120	Prudential Financial, Inc.	3,619
354	Travelers Cos., Inc. (The)	16,020
		57,841
	Internet Software & Services — 0.3%
116	Sohu.com, Inc., (China) (a)	5,494
	IT Services — 1.4%
409	Accenture Ltd., (Bermuda), Class A	13,395
195	Hewitt Associates, Inc., Class A (a)	5,531
477	Western Union Co. (The)	6,835
		25,761
	Leisure Equipment & Products — 0.3%
194	Hasbro, Inc.	5,647
	Life Sciences Tools & Services — 0.3%
196	Life Technologies Corp. (a) (c)	4,568
	Machinery — 1.3%
148	AGCO Corp. (a)	3,499
207	Caterpillar, Inc.	9,256
219	Gardner Denver, Inc. (a)	5,103
133	Wabtec Corp. (c)	5,293
		23,151
	Media — 2.7%
561	DISH Network Corp., Class A (a)	6,216
196	Omnicom Group, Inc.	5,278
1,314	Time Warner, Inc.	13,223
1,090	Walt Disney Co. (The)	24,730
		49,447
	Metals & Mining — 0.7%
117	Compass Minerals International, Inc.	6,837
161	United States Steel Corp. (c)	5,991
		12,828

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multiline Retail — 0.4%
238	Big Lots, Inc. (a)	3,452
90	Dollar Tree, Inc. (a)	3,777
		7,229
	Multi-Utilities — 2.3%
382	Consolidated Edison, Inc.	14,854
660	Dominion Resources, Inc.	23,642
295	TECO Energy, Inc. (c)	3,643
		42,139
	Oil, Gas & Consumable Fuels — 10.6%
253	Chevron Corp.	18,703
266	Concho Resources, Inc. (a)	6,067
525	ConocoPhillips	27,193
104	Encore Acquisition Co. (a)	2,654
1,345	Exxon Mobil Corp.	107,399
501	Occidental Petroleum Corp.	30,064
84	Walter Industries, Inc.	1,478
		193,558
	Pharmaceuticals — 8.9%
469	Bristol-Myers Squibb Co.	10,911
790	Eli Lilly & Co.	31,813
219	Forest Laboratories, Inc. (a)	5,568
754	Johnson & Johnson	45,091
543	King Pharmaceuticals, Inc. (a)	5,768
2,493	Pfizer, Inc.	44,146
264	Watson Pharmaceuticals, Inc. (a)	7,004
314	Wyeth	11,795
		162,096
	Professional Services — 0.4%
146	Watson Wyatt Worldwide, Inc., Class A	6,998
	Real Estate Investment Trusts (REITs) — 0.8%
340	Annaly Capital Management, Inc.	5,389
139	ProLogis	1,931
439	Senior Housing Properties Trust	7,863
		15,183
	Road & Rail — 1.4%
327	CSX Corp.	10,626
335	Norfolk Southern Corp.	15,743
		26,369
	Semiconductors & Semiconductor Equipment — 2.0%
234	Altera Corp.	3,905
223	Atheros Communications, Inc. (a)	3,187
187	Broadcom Corp., Class A (a)	3,167
469	Integrated Device Technology, Inc. (a)	2,632
419	Intel Corp.	6,140
320	Lam Research Corp. (a)	6,801
406	Marvell Technology Group Ltd., (Bermuda) (a)	2,711
237	National Semiconductor Corp.	2,385
582	ON Semiconductor Corp. (a)	1,978
43	Texas Instruments, Inc.	670
211	Xilinx, Inc.	3,764
		37,340
	Software — 4.5%
257	BMC Software, Inc. (a)	6,914
916	CA, Inc.	16,980
1,738	Oracle Corp. (a)	30,806
227	Sybase, Inc. (a)	5,633
1,593	Symantec Corp. (a)	21,534
		81,867
	Specialty Retail — 2.6%
176	Advance Auto Parts, Inc.	5,916
229	Aeropostale, Inc. (a)	3,692
55	AutoZone, Inc. (a)	7,706
1,180	Gap, Inc. (The)	15,801
211	Ross Stores, Inc.	6,264
354	TJX Cos., Inc.	7,276
		46,655
	Textiles, Apparel & Luxury Goods — 0.6%
232	Nike, Inc., Class B	11,827
	Thrifts & Mortgage Finance — 0.9%
57	Capitol Federal Financial	2,581
889	Hudson City Bancorp, Inc.	14,183
		16,764
	Tobacco — 1.9%
673	Altria Group, Inc.	10,137
374	Lorillard, Inc.	21,047
91	Reynolds American, Inc. (c)	3,662
		34,846
	Total Long-Term Investments (Cost $2,137,801)	1,807,674
Short-Term Investment — 1.4%
	Investment Company — 1.4%
25,017	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $25,017)	25,017

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.0%
	Investment Company — 3.0%
54,764	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $54,764)	54,764
	Total Investments — 103.4% (Cost $2,217,582)	1,887,455
	Liabilities in Excess of Other Assets — (3.4)%	(61,734)
	NET ASSETS — 100.0%	$1,825,721

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
75	S&P 500 Index	03/19/09	$16,877	$658

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 4.7%
142	General Dynamics Corp.	8,149
69	L-3 Communications Holdings, Inc.	5,105
179	Lockheed Martin Corp.	15,021
198	Raytheon Co.	10,101
		38,376
	Airlines — 0.6%
300	JetBlue Airways Corp. (a) (c)	2,133
356	Southwest Airlines Co.	3,064
		5,197
	Beverages — 1.8%
313	Coca-Cola Co. (The)	14,185
	Biotechnology — 5.2%
179	Amgen, Inc. (a)	10,349
151	Celgene Corp. (a)	8,339
96	Cubist Pharmaceuticals, Inc. (a)	2,320
364	Gilead Sciences, Inc. (a) (c)	18,625
35	Myriad Genetics, Inc. (a)	2,342
		41,975
	Building Products — 0.3%
150	Owens Corning, Inc. (a)	2,588
	Capital Markets — 2.6%
125	Apollo Investment Corp.	1,165
51	Goldman Sachs Group, Inc. (The)	4,266
103	Knight Capital Group, Inc., Class A (a)	1,667
229	Morgan Stanley	3,669
73	Northern Trust Corp.	3,827
158	State Street Corp.	6,202
		20,796
	Chemicals — 2.3%
63	FMC Corp.	2,796
148	Monsanto Co.	10,419
136	Olin Corp.	2,464
53	Rohm & Haas Co.	3,275
		18,954
	Commercial Services & Supplies — 0.3%
95	Pitney Bowes, Inc.	2,423
	Communications Equipment — 4.5%
713	Cisco Systems, Inc. (a)	11,615
52	Comtech Telecommunications Corp. (a)	2,401
106	F5 Networks, Inc. (a)	2,415
82	Harris Corp.	3,101
478	QUALCOMM, Inc.	17,127
		36,659
	Computers & Peripherals — 8.3%
44	Apple, Inc. (a)	3,790
724	Hewlett-Packard Co.	26,272
364	International Business Machines Corp.	30,634
202	QLogic Corp. (a) (c)	2,711
225	SanDisk Corp. (a) (c)	2,156
130	Western Digital Corp. (a)	1,492
		67,055
	Construction & Engineering — 1.6%
116	EMCOR Group, Inc. (a)	2,592
177	Fluor Corp.	7,951
63	URS Corp. (a)	2,587
		13,130
	Consumer Finance — 0.3%
71	Capital One Financial Corp.	2,263
	Containers & Packaging — 0.7%
147	Crown Holdings, Inc. (a)	2,827
75	Rock-Tenn Co., Class A	2,559
		5,386
	Diversified Consumer Services — 0.6%
34	Apollo Group, Inc., Class A (a)	2,613
104	H&R Block, Inc.	2,363
		4,976
	Diversified Telecommunication Services — 0.8%
93	Embarq Corp.	3,339
317	Windstream Corp.	2,919
		6,258
	Electrical Equipment — 0.6%
76	Acuity Brands, Inc.	2,667
80	AMETEK, Inc.	2,429
		5,096
	Energy Equipment & Services — 1.1%
21	Diamond Offshore Drilling, Inc.	1,264
358	Noble Corp.	7,908
		9,172
	Food & Staples Retailing — 4.2%
66	BJ’s Wholesale Club, Inc. (a) (c)	2,249
143	Kroger Co. (The)	3,783
507	Wal-Mart Stores, Inc.	28,428
		34,460

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — 2.9%
84	Archer-Daniels-Midland Co.	2,410
102	Flowers Foods, Inc.	2,476
125	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	2,799
151	General Mills, Inc.	9,173
124	H.J. Heinz Co.	4,648
53	Kellogg Co.	2,320
		23,826
	Health Care Equipment & Supplies — 2.6%
307	Baxter International, Inc.	16,449
75	STERIS Corp.	1,783
79	Thoratec Corp. (a)	2,577
		20,809
	Health Care Providers & Services — 2.9%
47	Amedisys, Inc. (a)	1,957
67	Emergency Medical Services Corp., Class A (a)	2,438
207	Express Scripts, Inc. (a)	11,397
55	Medco Health Solutions, Inc. (a)	2,320
99	Omnicare, Inc.	2,740
65	Owens & Minor, Inc.	2,444
		23,296
	Hotels, Restaurants & Leisure — 3.2%
332	McDonald’s Corp.	20,622
158	Yum! Brands, Inc.	4,977
		25,599
	Household Products — 3.3%
44	Church & Dwight Co., Inc.	2,447
51	Clorox Co.	2,831
183	Colgate-Palmolive Co.	12,536
141	Procter & Gamble Co.	8,741
		26,555
	Insurance — 0.8%
95	ACE Ltd., (Switzerland)	5,001
32	Chubb Corp. (The)	1,647
		6,648
	Internet Software & Services — 0.3%
56	Sohu.com, Inc., (China) (a)	2,663
	IT Services — 3.6%
293	Accenture Ltd., Class A, (Bermuda)	9,609
52	Alliance Data Systems Corp. (a)	2,427
52	Gartner, Inc. (a)	934
61	Global Payments, Inc.	1,987
48	Mantech International Corp., Class A (a)	2,604
787	Western Union Co. (The)	11,287
		28,848
	Leisure Equipment & Products — 0.4%
110	Hasbro, Inc.	3,209
	Machinery — 0.8%
33	Flowserve Corp.	1,681
83	Gardner Denver, Inc. (a)	1,926
65	Wabtec Corp. (c)	2,588
		6,195
	Media — 2.0%
280	Comcast Corp., Class A	4,721
340	DIRECTV Group, Inc. (The) (a)	7,784
169	Discovery Communications, Inc., Class A (a)	2,392
62	DreamWorks Animation SKG, Inc., Class A (a)	1,568
		16,465
	Metals & Mining — 0.4%
18	Cliffs Natural Resources, Inc.	472
52	Compass Minerals International, Inc.	3,039
		3,511
	Multiline Retail — 0.3%
144	Big Lots, Inc. (a)	2,093
	Multi-Utilities — 1.7%
204	Consolidated Edison, Inc.	7,934
158	Dominion Resources, Inc.	5,672
		13,606
	Oil, Gas & Consumable Fuels — 7.2%
44	Alpha Natural Resources, Inc. (a)	704
94	Chevron Corp.	6,920
121	Concho Resources, Inc. (a)	2,753
264	Exxon Mobil Corp.	21,091
282	Occidental Petroleum Corp.	16,932
326	Southwestern Energy Co. (a)	9,447
54	Walter Industries, Inc.	947
		58,794
	Personal Products — 0.3%
35	Chattem, Inc. (a) (c)	2,496
	Pharmaceuticals — 5.3%
144	Abbott Laboratories	7,696
325	Bristol-Myers Squibb Co.	7,555
158	Eli Lilly & Co.	6,375
242	Johnson & Johnson	14,473
240	King Pharmaceuticals, Inc. (a)	2,545

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
134	Valeant Pharmaceuticals International (a) (c)	3,075
60	Warner Chilcott Ltd., Class A, (Bermuda) (a) (c)	871
		42,590
	Professional Services — 0.3%
58	Watson Wyatt Worldwide, Inc., Class A	2,757
	Road & Rail — 2.3%
298	CSX Corp.	9,666
191	Norfolk Southern Corp.	8,984
		18,650
	Semiconductors & Semiconductor Equipment — 3.4%
135	Altera Corp. (c)	2,255
224	Integrated Device Technology, Inc. (a)	1,255
744	Intel Corp.	10,912
142	Lam Research Corp. (a)	3,013
82	Linear Technology Corp. (c)	1,811
225	Marvell Technology Group Ltd., (Bermuda) (a)	1,500
86	Microsemi Corp. (a) (c)	1,090
121	National Semiconductor Corp.	1,219
294	ON Semiconductor Corp. (a)	999
94	Texas Instruments, Inc.	1,460
110	Xilinx, Inc.	1,960
		27,474
	Software — 7.5%
1,030	Microsoft Corp.	20,016
1,273	Oracle Corp. (a) (c)	22,563
63	Quality Systems, Inc. (c)	2,737
188	Quest Software, Inc. (a)	2,362
51	Solera Holdings, Inc. (a)	1,221
95	Sybase, Inc. (a) (c)	2,341
722	Symantec Corp. (a)	9,763
		61,003
	Specialty Retail — 2.6%
111	Aeropostale, Inc. (a)	1,781
49	AutoZone, Inc. (a)	6,897
164	Gap, Inc. (The)	2,195
83	Ross Stores, Inc.	2,470
301	Staples, Inc.	5,392
122	TJX Cos., Inc.	2,504
		21,239
	Textiles, Apparel & Luxury Goods — 0.6%
115	Carter’s, Inc. (a)	2,223
52	Nike, Inc., Class B	2,670
		4,893
	Thrifts & Mortgage Finance — 0.3%
154	Hudson City Bancorp, Inc.	2,450
	Tobacco — 1.1%
584	Altria Group, Inc.	8,791
	Trading Companies & Distributors — 0.3%
68	Fastenal Co. (c)	2,363
	Wireless Telecommunication Services — 0.2%
64	American Tower Corp., Class A (a)	1,869
	Total Long-Term Investments (Cost $860,360)	787,641
Short-Term Investment — 2.0%
	Investment Company — 2.0%
16,488	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $16,488)	16,488
Investments of Cash Collateral for Securities on Loan — 7.8%
	Investment Company — 7.8%
63,506	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $63,506)	63,506
	Total Investments — 106.9% (Cost $940,354)	867,635
	Liabilities in Excess of Other Assets — (6.9)%	(56,336)
	NET ASSETS — 100.0%	$811,299

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
50	S&P 500 Index	03/19/09	$11,251	$382

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.8%
	Common Stocks — 97.8%
	Aerospace & Defense — 1.7%
83	Goodrich Corp.	3,069
25	L-3 Communications Holdings, Inc.	1,837
34	Northrop Grumman Corp.	1,550
		6,456
	Auto Components — 0.7%
64	Autoliv, Inc., (Sweden)	1,365
57	BorgWarner, Inc. (c)	1,242
		2,607
	Beverages — 1.2%
134	Pepsi Bottling Group, Inc.	3,021
90	PepsiAmericas, Inc.	1,826
		4,847
	Biotechnology — 0.4%
24	Amgen, Inc. (a)	1,398
	Building Products — 0.5%
65	Lennox International, Inc.	2,096
	Capital Markets — 2.9%
84	Apollo Investment Corp.	781
53	Federated Investors, Inc., Class B	890
49	Investment Technology Group, Inc. (a)	1,108
66	Northern Trust Corp.	3,449
90	Raymond James Financial, Inc. (c)	1,547
176	TD AMERITRADE Holding Corp. (a)	2,503
67	Waddell & Reed Financial, Inc., Class A (c)	1,032
		11,310
	Chemicals — 2.5%
63	Airgas, Inc.	2,460
80	Celanese Corp., Class A	993
11	CF Industries Holdings, Inc.	521
58	Eastman Chemical Co.	1,844
52	FMC Corp.	2,333
69	Olin Corp.	1,248
33	Terra Industries, Inc.	543
		9,942
	Commercial Banks — 2.4%
93	BancorpSouth, Inc. (c)	2,175
44	Bank of Hawaii Corp.	1,974
44	BOK Financial Corp.	1,781
136	TCF Financial Corp. (c)	1,858
36	UMB Financial Corp.	1,779
		9,567
	Commercial Services & Supplies — 1.1%
158	R.R. Donnelley & Sons Co.	2,140
88	Republic Services, Inc.	2,182
		4,322
	Communications Equipment — 1.1%
60	CommScope, Inc. (a)	928
85	Harris Corp.	3,225
		4,153
	Computers & Peripherals — 1.8%
64	Lexmark International, Inc., Class A (a)	1,716
137	NCR Corp. (a)	1,932
120	QLogic Corp. (a)	1,613
138	Western Digital Corp. (a)	1,580
		6,841
	Construction & Engineering — 0.3%
30	URS Corp. (a)	1,215
	Consumer Finance — 0.2%
96	Discover Financial Services	919
	Containers & Packaging — 1.3%
137	Crown Holdings, Inc. (a)	2,636
22	Greif, Inc., Class A	724
87	Packaging Corp. of America	1,174
20	Sonoco Products Co.	473
		5,007
	Diversified Consumer Services — 3.7%
66	Apollo Group, Inc., Class A (a)	5,034
65	DeVry, Inc.	3,731
171	H&R Block, Inc.	3,883
9	Strayer Education, Inc.	1,930
		14,578
	Diversified Financial Services — 0.7%
105	NASDAQ OMX Group, Inc. (The) (a) (c)	2,593
	Diversified Telecommunication Services — 2.3%
105	CenturyTel, Inc.	2,877
94	Embarq Corp.	3,378
313	Windstream Corp.	2,882
		9,137
	Electric Utilities — 2.1%
93	DPL, Inc.	2,113
108	Edison International	3,462
158	Pepco Holdings, Inc.	2,809
		8,384

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 0.8%
54	Brady Corp., Class A (c)	1,288
58	Hubbell, Inc., Class B	1,904
		3,192
	Electronic Equipment, Instruments & Components — 1.1%
25	Anixter International, Inc. (a)	756
117	Arrow Electronics, Inc. (a)	2,208
199	Jabil Circuit, Inc.	1,344
		4,308
	Energy Equipment & Services — 2.4%
105	BJ Services Co.	1,228
64	ENSCO International, Inc.	1,817
61	Helmerich & Payne, Inc.	1,391
137	Key Energy Services, Inc. (a)	606
36	National Oilwell Varco, Inc. (a)	888
48	Oil States International, Inc. (a)	902
132	Patterson-UTI Energy, Inc.	1,522
40	Unit Corp. (a)	1,075
		9,429
	Food & Staples Retailing — 0.5%
54	BJ’s Wholesale Club, Inc. (a) (c)	1,857
	Food Products — 0.8%
67	Flowers Foods, Inc.	1,637
66	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	1,490
		3,127
	Gas Utilities — 2.4%
67	Energen Corp.	1,957
76	National Fuel Gas Co.	2,373
88	Questar Corp.	2,865
83	UGI Corp.	2,037
		9,232
	Health Care Equipment & Supplies — 0.3%
60	Kinetic Concepts, Inc. (a) (c)	1,144
	Health Care Providers & Services — 5.6%
64	Aetna, Inc.	1,821
56	AMERIGROUP Corp. (a)	1,638
137	Cigna Corp.	2,304
50	Express Scripts, Inc. (a)	2,735
63	Laboratory Corp. of America Holdings (a) (c)	4,077
64	Lincare Holdings, Inc. (a)	1,718
97	Omnicare, Inc.	2,689
95	Quest Diagnostics, Inc.	4,939
		21,921
	Hotels, Restaurants & Leisure — 1.3%
125	Darden Restaurants, Inc.	3,531
53	International Speedway Corp., Class A	1,534
		5,065
	Household Durables — 1.4%
2	Garmin Ltd., (Cayman Islands)	31
147	Leggett & Platt, Inc.	2,228
49	Snap-On, Inc.	1,936
52	Tupperware Brands Corp.	1,177
		5,372
	Household Products — 0.8%
59	Church & Dwight Co., Inc.	3,325
	Insurance — 6.1%
55	Allied World Assurance Co. Holdings Ltd., (Bermuda)	2,233
54	American Financial Group, Inc.	1,224
58	Arch Capital Group Ltd., (Bermuda) (a)	4,076
80	Aspen Insurance Holdings Ltd., (Bermuda)	1,930
70	Assurant, Inc.	2,093
117	Axis Capital Holdings Ltd., (Bermuda)	3,392
47	Hanover Insurance Group, Inc. (The)	2,007
26	PartnerRe Ltd., (Bermuda)	1,860
60	Platinum Underwriters Holdings Ltd., (Bermuda)	2,174
47	StanCorp Financial Group, Inc.	1,946
27	Transatlantic Holdings, Inc. (c)	1,062
		23,997
	Internet & Catalog Retail — 0.7%
35	priceline.com, Inc. (a) (c)	2,600
	Internet Software & Services — 0.4%
30	Sohu.com, Inc., (China) (a)	1,399
	IT Services — 2.9%
81	Affiliated Computer Services, Inc., Class A (a)	3,726
31	Alliance Data Systems Corp. (a) (c)	1,431
110	Broadridge Financial Solutions, Inc.	1,373
60	Computer Sciences Corp. (a)	2,110
101	Hewitt Associates, Inc., Class A (a)	2,878
		11,518
	Leisure Equipment & Products — 0.8%
103	Hasbro, Inc.	2,994

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — 0.9%
144	Life Technologies Corp. (a)	3,363
	Machinery — 4.5%
67	AGCO Corp. (a) (m)	1,586
79	Cummins, Inc.	2,115
95	Dover Corp.	3,116
56	Eaton Corp.	2,769
50	Gardner Denver, Inc. (a)	1,171
33	Lincoln Electric Holdings, Inc.	1,668
109	Manitowoc Co., Inc. (The)	941
70	Parker Hannifin Corp.	2,997
34	SPX Corp.	1,369
		17,732
	Marine — 0.3%
48	Kirby Corp. (a) (c)	1,324
	Media — 2.3%
78	CBS Corp., Class B	638
88	DISH Network Corp., Class A (a)	971
77	DreamWorks Animation SKG, Inc., Class A (a)	1,934
58	Marvel Entertainment, Inc. (a)	1,791
72	Omnicom Group, Inc.	1,946
84	Viacom, Inc., Class B (a)	1,599
		8,879
	Metals & Mining — 0.2%
10	Cliffs Natural Resources, Inc.	267
17	United States Steel Corp.	636
		903
	Multiline Retail — 0.6%
74	Big Lots, Inc. (a)	1,078
48	Family Dollar Stores, Inc.	1,241
		2,319
	Multi-Utilities — 4.9%
114	Alliant Energy Corp.	3,316
256	CenterPoint Energy, Inc.	3,226
61	Dominion Resources, Inc.	2,195
72	DTE Energy Co.	2,550
129	MDU Resources Group, Inc.	2,784
68	SCANA Corp.	2,412
205	TECO Energy, Inc. (c)	2,536
		19,019
	Oil, Gas & Consumable Fuels — 3.6%
39	Berry Petroleum Co., Class A (c)	297
60	Cimarex Energy Co.	1,597
45	Encore Acquisition Co. (a) (c)	1,156
59	Forest Oil Corp. (a)	974
54	Frontline Ltd., (Bermuda)	1,611
72	Mariner Energy, Inc. (a)	737
46	Massey Energy Co.	638
46	Murphy Oil Corp. (c)	2,022
60	Noble Energy, Inc.	2,966
60	W&T Offshore, Inc. (c)	861
30	Walter Industries, Inc.	523
25	Whiting Petroleum Corp. (a)	847
		14,229
	Paper & Forest Products — 0.6%
365	Domtar Corp., (Canada) (a)	609
135	International Paper Co.	1,588
		2,197
	Personal Products — 0.6%
62	Herbalife Ltd., (Cayman Islands)	1,338
58	NBTY, Inc. (a)	904
		2,242
	Pharmaceuticals — 1.8%
102	Endo Pharmaceuticals Holdings, Inc. (a)	2,640
64	Perrigo Co.	2,068
85	Watson Pharmaceuticals, Inc. (a)	2,249
		6,957
	Professional Services — 0.5%
37	Watson Wyatt Worldwide, Inc., Class A	1,774
	Real Estate Investment Trusts (REITs) — 5.1%
79	AMB Property Corp. (c)	1,842
308	Annaly Capital Management, Inc.	4,880
75	Health Care REIT, Inc. (c)	3,152
94	Hospitality Properties Trust	1,402
54	Mack-Cali Realty Corp.	1,330
71	Nationwide Health Properties, Inc. (c)	2,028
47	ProLogis (c)	652
95	Senior Housing Properties Trust	1,703
92	Ventas, Inc.	3,095
		20,084
	Real Estate Management & Development — 0.2%
31	Jones Lang LaSalle, Inc.	849
	Road & Rail — 1.0%
52	CSX Corp.	1,687
53	Ryder System, Inc.	2,051
		3,738

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — 2.4%
142	Amkor Technology, Inc. (a)	310
140	Integrated Device Technology, Inc. (a)	785
70	Intersil Corp., Class A	644
49	Linear Technology Corp.	1,089
146	Marvell Technology Group Ltd., (Bermuda) (a)	975
162	National Semiconductor Corp.	1,626
351	ON Semiconductor Corp. (a)	1,194
159	Xilinx, Inc. (c)	2,827
		9,450
	Software — 2.7%
119	BMC Software, Inc. (a)	3,214
195	Compuware Corp. (a)	1,315
85	Parametric Technology Corp. (a)	1,073
51	Sybase, Inc. (a)	1,273
156	Symantec Corp. (a)	2,108
85	Synopsys, Inc. (a)	1,582
		10,565
	Specialty Retail — 4.7%
94	Advance Auto Parts, Inc.	3,148
58	Aeropostale, Inc. (a)	936
32	AutoZone, Inc. (a)	4,400
76	GameStop Corp., Class A (a)	1,636
255	Gap, Inc. (The)	3,417
119	RadioShack Corp.	1,419
109	Ross Stores, Inc.	3,247
		18,203
	Textiles, Apparel & Luxury Goods — 1.2%
68	Fossil, Inc. (a)	1,140
49	V.F. Corp.	2,687
47	Warnaco Group, Inc. (The) (a)	930
		4,757
	Thrifts & Mortgage Finance — 1.7%
238	Hudson City Bancorp, Inc.	3,802
241	New York Community Bancorp, Inc.	2,883
		6,685
	Tobacco — 2.8%
66	Lorillard, Inc.	3,726
37	Reynolds American, Inc.	1,471
83	UST, Inc.	5,738
		10,935
	Total Long-Term Investments (Cost $541,800)	382,056
Short-Term Investment — 1.7%
	Investment Company — 1.7%
6,791	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $6,791)	6,791

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 4.7%
	Certificate of Deposit — 0.6%
2,500	Calyon, New York, VAR, 0.397%, 03/15/10	2,417
	Corporate Notes — 3.3%
4,000	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	3,913
5,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	4,773
4,500	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	4,177
		12,863

SHARES
	Investment Company — 0.8%
2,886	JPMorgan Prime Money Market Fund, Capital Shares (b)	2,886
	Total Investments of Cash Collateral for Securities on Loan (Cost $18,886)	18,166
	Total Investments — 104.2% (Cost $567,477)	407,013
	Liabilities in Excess of Other Assets — (4.2)%	(16,495)
	NET ASSETS — 100.0%	$390,518

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
30	S&P Mid Cap 400	03/19/09	$8,058	$722

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.9%
	Common Stocks — 95.9%
	Aerospace & Defense — 5.2%
3	General Dynamics Corp.	184
1	L-3 Communications Holdings, Inc.	103
2	Lockheed Martin Corp.	194
3	Raytheon Co.	176
		657
	Airlines — 0.9%
13	Southwest Airlines Co.	115
	Auto Components — 0.2%
1	Autoliv, Inc., (Sweden)	19
	Beverages — 0.2%
2	Constellation Brands, Inc., Class A (a)	30
	Biotechnology — 0.7%
2	Amgen, Inc. (a)	92
	Capital Markets — 2.8%
1	Federated Investors, Inc., Class B	22
1	Goldman Sachs Group, Inc. (The)	89
3	Knight Capital Group, Inc., Class A (a)	48
2	Morgan Stanley	39
2	State Street Corp.	96
4	TD AMERITRADE Holding Corp. (a)	59
		353
	Chemicals — 1.8%
1	CF Industries Holdings, Inc.	30
1	Monsanto Co.	85
2	Olin Corp.	44
1	Rohm & Haas Co.	40
2	Terra Industries, Inc.	33
		232
	Commercial Banks — 2.4%
1	Bank of Hawaii Corp.	63
7	First Bancorp	75
2	National Penn Bancshares, Inc.	32
1	SVB Financial Group (a)	18
5	U.S. Bancorp	113
		301
	Commercial Services & Supplies — 0.8%
1	Cintas Corp.	23
1	Pitney Bowes, Inc.	26
1	R.R. Donnelley & Sons Co.	18
1	Republic Services, Inc.	28
		95
	Communications Equipment — 1.9%
20	Brocade Communications Systems, Inc. (a)	57
2	Harris Corp.	84
4	InterDigital, Inc. (a)	99
		240
	Computers & Peripherals — 5.0%
5	Hewlett-Packard Co.	170
2	International Business Machines Corp.	202
4	Lexmark International, Inc., Class A (a)	104
6	QLogic Corp. (a)	84
2	SanDisk Corp. (a)	20
5	Western Digital Corp. (a)	53
		633
	Construction & Engineering — 1.1%
5	EMCOR Group, Inc. (a)	101
1	URS Corp. (a)	41
		142
	Consumer Finance — 0.3%
1	Cash America International, Inc.	36
	Containers & Packaging — 0.8%
2	Pactiv Corp. (a)	47
1	Rock-Tenn Co., Class A	48
		95
	Diversified Consumer Services — 0.9%
1	Apollo Group, Inc., Class A (a)	53
3	H&R Block, Inc.	65
		118
	Diversified Financial Services — 1.8%
10	Bank of America Corp.	138
4	Citigroup, Inc.	24
1	Interactive Brokers Group, Inc., Class A (a)	19
2	NASDAQ OMX Group, Inc. (The) (a)	49
		230
	Diversified Telecommunication Services — 3.0%
3	AT&T, Inc.	97
3	CenturyTel, Inc.	81
3	Embarq Corp.	90
3	Frontier Communications Corp.	24
9	Windstream Corp.	82
		374
	Electric Utilities — 2.0%
3	DPL, Inc.	68
3	Edison International	93

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
2	FirstEnergy Corp.	92
		253
	Electronic Equipment, Instruments & Components — 0.2%
2	Ingram Micro, Inc., Class A (a)	20
	Energy Equipment & Services — 1.7%
2	ENSCO International, Inc.	63
4	National Oilwell Varco, Inc. (a)	89
3	Noble Corp.	66
		218
	Food & Staples Retailing — 2.3%
3	BJ’s Wholesale Club, Inc. (a)	101
4	Kroger Co. (The)	115
1	Wal-Mart Stores, Inc.	78
		294
	Food Products — 2.3%
3	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	62
1	General Mills, Inc.	36
2	Ralcorp Holdings, Inc. (a)	88
4	TreeHouse Foods, Inc. (a)	103
		289
	Gas Utilities — 0.7%
2	New Jersey Resources Corp.	71
1	UGI Corp.	17
		88
	Health Care Providers & Services — 3.8%
5	Aetna, Inc.	151
2	Amedisys, Inc. (a)	75
2	Centene Corp. (a)	30
3	Cigna Corp.	51
3	Omnicare, Inc.	93
2	Owens & Minor, Inc.	75
		475
	Hotels, Restaurants & Leisure — 1.3%
3	McDonald’s Corp.	162
	Household Durables — 0.6%
2	Centex Corp.	26
2	Leggett & Platt, Inc.	24
1	Snap-On, Inc.	31
		81
	Household Products — 1.6%
3	Church & Dwight Co., Inc.	140
1	Clorox Co.	56
		196
	Industrial Conglomerates — 0.7%
5	General Electric Co.	81
	Insurance — 3.1%
3	ACE Ltd., (Switzerland)	153
1	Allied World Assurance Co. Holdings Ltd., (Bermuda)	40
3	Chubb Corp. (The)	166
1	Travelers Cos., Inc. (The)	32
		391
	Internet Software & Services — 0.5%
4	EarthLink, Inc. (a)	28
1	Sohu.com, Inc., (China) (a)	33
		61
	IT Services — 1.0%
4	Accenture Ltd., (Bermuda), Class A	130
	Leisure Equipment & Products — 0.2%
1	Hasbro, Inc.	31
	Life Sciences Tools & Services — 0.9%
5	Life Technologies Corp. (a)	111
	Machinery — 1.6%
2	AGCO Corp. (a)	50
2	Gardner Denver, Inc. (a)	56
1	Joy Global, Inc.	18
2	Wabtec Corp.	75
		199
	Media — 2.0%
3	DISH Network Corp., Class A (a)	36
3	Omnicom Group, Inc.	93
6	Walt Disney Co. (The)	126
		255
	Metals & Mining — 0.9%
1	Cliffs Natural Resources, Inc.	25
1	Compass Minerals International, Inc.	47
1	United States Steel Corp.	32
1	Worthington Industries, Inc.	9
		113
	Multiline Retail — 0.3%
2	Big Lots, Inc. (a)	35

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 1.3%
2	Dominion Resources, Inc.	79
6	TECO Energy, Inc.	79
		158
	Oil, Gas & Consumable Fuels — 10.2%
3	Chevron Corp.	251
4	ConocoPhillips	184
6	Exxon Mobil Corp.	479
3	Hess Corp.	153
4	Occidental Petroleum Corp.	219
		1,286
	Personal Products — 1.1%
1	Chattem, Inc. (a)	78
4	NBTY, Inc. (a)	59
		137
	Pharmaceuticals — 9.0%
3	Bristol-Myers Squibb Co.	72
5	Eli Lilly & Co.	191
2	Endo Pharmaceuticals Holdings, Inc. (a)	58
2	Johnson & Johnson	108
10	King Pharmaceuticals, Inc. (a)	103
3	Merck & Co., Inc.	82
4	Perrigo Co.	118
10	Pfizer, Inc.	176
8	ViroPharma, Inc. (a)	104
8	Warner Chilcott Ltd., (Bermuda), Class A (a)	121
		1,133
	Professional Services — 0.4%
1	Watson Wyatt Worldwide, Inc., Class A	48
	Real Estate Investment Trusts (REITs) — 1.5%
4	Annaly Capital Management, Inc.	55
1	Digital Realty Trust, Inc.	26
1	Entertainment Properties Trust	21
1	Equity Lifestyle Properties, Inc.	27
2	Omega Healthcare Investors, Inc.	35
2	ProLogis	26
		190
	Road & Rail — 1.3%
3	CSX Corp.	86
2	Norfolk Southern Corp.	71
		157
	Semiconductors & Semiconductor Equipment — 2.1%
2	Altera Corp.	30
4	Integrated Device Technology, Inc. (a)	22
4	Intel Corp.	62
2	Lam Research Corp. (a)	45
3	Marvell Technology Group Ltd., (Bermuda) (a)	18
2	National Semiconductor Corp.	16
9	ON Semiconductor Corp. (a)	29
3	Skyworks Solutions, Inc. (a)	19
1	Xilinx, Inc.	20
		261
	Software — 4.7%
3	BMC Software, Inc. (a)	78
13	Oracle Corp. (a)	226
4	Solera Holdings, Inc. (a)	89
3	Sybase, Inc. (a)	78
9	Symantec Corp. (a)	118
		589
	Specialty Retail — 2.8%
3	Aeropostale, Inc. (a)	42
1	AutoZone, Inc. (a)	98
9	Gap, Inc. (The)	118
2	Sherwin-Williams Co. (The)	95
		353
	Textiles, Apparel & Luxury Goods — 0.2%
1	Carter’s, Inc. (a)	25
	Thrifts & Mortgage Finance — 1.1%
6	Hudson City Bancorp, Inc.	94
4	New York Community Bancorp, Inc.	47
		141
	Tobacco — 2.5%
12	Altria Group, Inc.	181
2	Lorillard, Inc.	132
		313
	Wireless Telecommunication Services — 0.2%
2	Syniverse Holdings, Inc. (a)	29
	Total Long-Term Investments (Cost $14,598)	12,065
Short-Term Investments — 5.5%
	Investment Company — 4.6%
578	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m)	578

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   27

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	U.S. Treasury Obligation — 0.9%
110	U.S. Treasury Bill, 0.000%, 02/12/09 (k) (n)	110
	Total Short-Term Investments (Cost $688)	688
	Total Investments — 101.4% (Cost $15,286)	12,753
	Liabilities in Excess of Other Assets — (1.4)%	(176)
	NET ASSETS — 100.0%	$12,577

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	S&P 500 Index	03/19/09	$225	$3

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 119.3% (j)
Long-Term Investments — 115.8%
	Common Stocks — 112.0%
	Aerospace & Defense — 5.4%
7	Goodrich Corp.	243
17	Honeywell International, Inc.	571
12	Northrop Grumman Corp.	533
11	Raytheon Co.	543
9	United Technologies Corp.	493
		2,383
	Airlines — 1.0%
24	Continental Airlines, Inc., Class B (a)	438
	Beverages — 2.0%
19	Coca-Cola Co. (The)	877
	Biotechnology — 3.9%
16	Amgen, Inc. (a)	951
11	Biogen Idec, Inc. (a)	504
3	Cephalon, Inc. (a)	258
		1,713
	Capital Markets — 4.1%
21	Ameriprise Financial, Inc.	499
32	Morgan Stanley	520
8	State Street Corp.	297
34	TD AMERITRADE Holding Corp. (a)	483
		1,799
	Chemicals — 1.5%
11	Airgas, Inc.	437
12	Terra Industries, Inc.	204
		641
	Commercial Banks — 2.3%
35	Wells Fargo & Co.	1,030
	Communications Equipment — 3.8%
56	Cisco Systems, Inc. (a)	914
22	QUALCOMM, Inc.	783
		1,697
	Computers & Peripherals — 4.0%
5	Apple, Inc. (a)	397
25	Hewlett-Packard Co.	910
34	NetApp, Inc. (a)	475
		1,782
	Construction & Engineering — 2.5%
10	EMCOR Group, Inc. (a)	219
5	Granite Construction, Inc.	223
10	Shaw Group, Inc. (The) (a)	205
11	URS Corp. (a)	446
		1,093
	Diversified Consumer Services — 0.6%
3	Apollo Group, Inc., Class A (a)	259
	Diversified Financial Services — 2.2%
28	Bank of America Corp.	391
83	Citigroup, Inc.	559
		950
	Diversified Telecommunication Services — 4.7%
40	AT&T, Inc.	1,127
27	Verizon Communications, Inc.	931
		2,058
	Electrical Equipment — 1.6%
15	Rockwell Automation, Inc.	468
9	Thomas & Betts Corp. (a)	228
		696
	Electronic Equipment, Instruments & Components — 0.5%
18	Ingram Micro, Inc., Class A (a)	235
	Energy Equipment & Services — 1.2%
12	National Oilwell Varco, Inc. (a)	285
6	Schlumberger Ltd.	263
		548
	Food & Staples Retailing — 4.0%
30	Safeway, Inc.	705
19	Wal-Mart Stores, Inc.	1,082
		1,787
	Food Products — 1.2%
9	General Mills, Inc.	518
	Health Care Equipment & Supplies — 0.6%
7	Zimmer Holdings, Inc. (a)	270
	Health Care Providers & Services — 4.3%
25	Aetna, Inc.	699
20	LifePoint Hospitals, Inc. (a)	450
18	WellPoint, Inc. (a)	767
		1,916
	Hotels, Restaurants & Leisure — 1.9%
13	McDonald’s Corp.	818
	Household Durables — 1.4%
20	Centex Corp.	215

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   29

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — Continued
48	Lennar Corp., Class A	412
		627
	Household Products — 3.2%
23	Procter & Gamble Co.	1,417
	Industrial Conglomerates — 1.1%
31	General Electric Co.	509
	Insurance — 4.7%
8	ACE Ltd., (Switzerland)	426
3	Arch Capital Group Ltd., (Bermuda) (a)	210
15	Axis Capital Holdings Ltd., (Bermuda)	428
22	Principal Financial Group, Inc.	503
27	Unum Group	493
		2,060
	Internet & Catalog Retail — 0.5%
3	priceline.com, Inc. (a)	227
	Internet Software & Services — 1.5%
2	Google, Inc., Class A (a)	660
	IT Services — 1.5%
13	Accenture Ltd., (Bermuda), Class A	418
8	Hewitt Associates, Inc., Class A (a)	224
		642
	Machinery — 1.0%
25	Terex Corp. (a)	425
	Media — 2.5%
30	Comcast Corp., Class A	510
61	Time Warner, Inc.	615
		1,125
	Metals & Mining — 1.0%
9	Cliffs Natural Resources, Inc.	222
20	Steel Dynamics, Inc.	221
		443
	Multiline Retail — 1.2%
10	Family Dollar Stores, Inc.	251
25	Macy’s, Inc.	262
		513
	Oil, Gas & Consumable Fuels — 12.8%
9	Anadarko Petroleum Corp.	335
5	Apache Corp.	357
11	Chevron Corp.	826
27	Exxon Mobil Corp.	2,195
20	Marathon Oil Corp.	560
12	Occidental Petroleum Corp.	716
31	Valero Energy Corp.	677
		5,666
	Pharmaceuticals — 9.6%
8	Abbott Laboratories	424
11	Bristol-Myers Squibb Co.	246
15	Johnson & Johnson	897
34	Merck & Co., Inc.	1,030
61	Pfizer, Inc.	1,073
34	Schering-Plough Corp.	587
		4,257
	Real Estate Investment Trusts (REITs) — 0.6%
5	Simon Property Group, Inc.	272
	Road & Rail — 1.2%
11	Norfolk Southern Corp.	513
	Semiconductors & Semiconductor Equipment — 4.2%
26	Broadcom Corp., Class A (a)	444
29	Lam Research Corp. (a)	610
93	Marvell Technology Group Ltd., (Bermuda) (a)	618
23	NVIDIA Corp. (a)	185
		1,857
	Software — 5.0%
25	CA, Inc.	460
32	Microsoft Corp.	620
12	Oracle Corp. (a)	216
36	Symantec Corp. (a)	493
23	Synopsys, Inc. (a)	419
		2,208
	Specialty Retail — 2.7%
7	Advance Auto Parts, Inc.	223
9	Best Buy Co., Inc.	252
19	Gap, Inc. (The)	249
8	Sherwin-Williams Co. (The)	462
		1,186
	Textiles, Apparel & Luxury Goods — 0.6%
13	Coach, Inc. (a)	262
	Tobacco — 2.4%
24	Altria Group, Inc.	367
15	Philip Morris International, Inc.	674
		1,041
	Total Common Stocks (Cost $50,228)	49,418

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Investment Company — 3.8%
58	Utilities Select Sector SPDR Fund (Cost $1,641)	1,677
	Total Long-Term Investments (Cost $51,869)	51,095
Short-Term Investment — 3.5%
	Investment Company — 3.5%
1,545	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $1,545)	1,545
	Total Investments — 119.3% (Cost $53,414)	52,640
	Liabilities in Excess of Other Assets — (19.3)%	(8,531)
	NET ASSETS — 100.0%	$44,109
Short Positions — 19.0%
	Common Stocks — 16.9%
	Aerospace & Defense — 1.2%
5	Boeing Co.	209
4	Lockheed Martin Corp.	311
		520
	Beverages — 0.4%
3	PepsiCo, Inc.	191
	Capital Markets — 1.0%
11	Affiliated Managers Group, Inc. (a)	441
	Chemicals — 0.4%
7	E.l. du Pont de Nemours & Co.	182
	Communications Equipment — 0.4%
5	Research In Motion Ltd., (Canada) (a)	199
	Construction & Engineering — 0.5%
7	Aecom Technology Corp. (a)	201
	Electrical Equipment — 0.5%
6	Acuity Brands, Inc.	200
	Energy Equipment & Services — 0.4%
9	Cameron International Corp. (a)	187
	Food & Staples Retailing — 0.4%
8	Kroger Co. (The)	198
	Health Care Providers & Services — 1.8%
8	Humana, Inc. (a)	299
7	Magellan Health Services, Inc. (a)	290
5	Universal Health Services, Inc., Class B	201
		790
	Household Durables — 0.9%
5	Fortune Brands, Inc.	196
5	Mohawk Industries, Inc. (a)	195
		391
	Household Products — 0.4%
3	Colgate-Palmolive Co.	190
	Internet Software & Services — 0.4%
4	Equinix, Inc. (a)	191
	Machinery — 0.9%
9	Caterpillar, Inc.	402
	Multiline Retail — 0.4%
5	Target Corp.	175
	Oil, Gas & Consumable Fuels — 0.7%
11	Southwestern Energy Co. (a)	330
	Pharmaceuticals — 1.0%
4	Novartis AG, (Switzerland), ADR	203
7	Perrigo Co.	221
		424
	Professional Services — 0.5%
4	Watson Wyatt Worldwide, Inc., Class A	207
	Semiconductors & Semiconductor Equipment — 2.0%
29	Applied Materials, Inc.	296
9	Linear Technology Corp.	198
25	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	196
12	Texas Instruments, Inc.	192
		882
	Software — 0.9%
10	Check Point Software Technologies, (Israel) (a)	189
8	Citrix Systems, Inc. (a)	196
		385
	Specialty Retail — 0.4%
7	Bed Bath & Beyond, Inc. (a)	189
	Textiles, Apparel & Luxury Goods — 0.9%
15	Hanesbrands, Inc. (a)	191
4	Nike, Inc., Class B	199
		390
	Trading Companies & Distributors — 0.5%
6	MSC Industrial Direct Co., Class A	209
	Total Common Stocks (Proceeds $7,278)	7,474

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   31

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Investment Companies — 2.1%
7	iShares Dow Jones US Real Estate Index Fund	253
7	SPDR Trust, Series 1	664
	Total Investment Companies (Proceeds $886)	917
	Total Short Positions — 19.0% (Proceeds $8,164)	$8,391

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.8%
	Common Stocks — 96.8%
	Aerospace & Defense — 2.5%
56	General Dynamics Corp.	3,216
58	Raytheon Co.	2,976
		6,192
	Airlines — 1.1%
27	Copa Holdings S.A., (Panama), Class A	807
236	Southwest Airlines Co.	2,032
		2,839
	Auto Components — 0.3%
35	Autoliv, Inc., (Sweden)	759
	Beverages — 0.7%
59	Constellation Brands, Inc., Class A (a)	924
35	Pepsi Bottling Group, Inc.	794
		1,718
	Biotechnology — 1.7%
71	Amgen, Inc. (a)	4,106
	Capital Markets — 4.1%
45	Apollo Investment Corp. (c)	422
35	Bank of New York Mellon Corp. (The)	983
38	Goldman Sachs Group, Inc. (The)	3,211
32	Knight Capital Group, Inc., Class A (a)	512
79	Merrill Lynch & Co., Inc.	923
94	Morgan Stanley	1,505
30	Raymond James Financial, Inc.	519
51	State Street Corp.	1,994
9	TD AMERITRADE Holding Corp. (a)	131
		10,200
	Chemicals — 1.9%
12	CF Industries Holdings, Inc.	605
16	FMC Corp.	729
34	Mosaic Co. (The)	1,173
31	PPG Industries, Inc.	1,328
13	Rohm & Haas Co.	778
		4,613
	Commercial Banks — 6.3%
20	Bank of Hawaii Corp.	883
117	BB&T Corp. (c)	3,209
48	National Penn Bancshares, Inc. (c)	694
21	PNC Financial Services Group, Inc.	1,047
44	TCF Financial Corp.	595
142	U.S. Bancorp	3,553
187	Wells Fargo & Co.	5,523
		15,504
	Commercial Services & Supplies — 0.6%
31	Pitney Bowes, Inc.	783
54	R.R. Donnelley & Sons Co.	731
		1,514
	Computers & Peripherals — 1.6%
74	Hewlett-Packard Co.	2,668
8	International Business Machines Corp.	690
70	SanDisk Corp. (a)	669
		4,027
	Construction & Engineering — 0.6%
35	EMCOR Group, Inc. (a)	780
19	URS Corp. (a)	779
		1,559
	Consumer Finance — 0.9%
70	Capital One Financial Corp.	2,239
	Containers & Packaging — 0.6%
23	Rock-Tenn Co., Class A	793
31	Sonoco Products Co.	721
		1,514
	Diversified Financial Services — 3.3%
326	Bank of America Corp.	4,589
297	Citigroup, Inc.	1,995
22	NASDAQ OMX Group, Inc. (The) (a) (c)	545
35	NYSE Euronext	964
		8,093
	Diversified Telecommunication Services — 6.0%
372	AT&T, Inc.	10,613
34	CenturyTel, Inc. (c)	921
21	Embarq Corp.	758
89	Frontier Communications Corp.	774
276	Qwest Communications International, Inc. (c)	1,004
99	Windstream Corp.	909
		14,979
	Electric Utilities — 3.0%
118	American Electric Power Co., Inc.	3,937
106	Edison International	3,400
		7,337
	Electronic Equipment, Instruments & Components — 0.2%
29	Ingram Micro, Inc., Class A (a)	390
	Energy Equipment & Services — 1.1%
22	ENSCO International, Inc.	627
83	Key Energy Services, Inc. (a)	364

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   33

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — Continued
82	Noble Corp.	1,818
		2,809
	Food & Staples Retailing — 1.6%
14	BJ’s Wholesale Club, Inc. (a) (c)	473
51	Safeway, Inc.	1,207
43	Wal-Mart Stores, Inc.	2,394
		4,074
	Food Products — 1.8%
35	Archer-Daniels-Midland Co.	1,009
47	Dean Foods Co. (a)	845
126	Del Monte Foods Co.	898
34	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	751
17	General Mills, Inc.	1,051
		4,554
	Health Care Equipment & Supplies — 0.2%
28	Kinetic Concepts, Inc. (a) (c)	545
	Health Care Providers & Services — 2.2%
88	Aetna, Inc.	2,519
29	Cigna Corp.	495
32	Omnicare, Inc.	891
35	WellPoint, Inc. (a)	1,472
		5,377
	Hotels, Restaurants & Leisure — 0.8%
30	McDonald’s Corp.	1,891
	Household Durables — 0.5%
47	Centex Corp.	498
21	Stanley Works (The)	730
		1,228
	Household Products — 2.6%
37	Kimberly-Clark Corp.	1,946
74	Procter & Gamble Co.	4,556
		6,502
	Industrial Conglomerates — 2.5%
386	General Electric Co.	6,248
	Insurance — 5.6%
62	ACE Ltd., (Switzerland)	3,299
20	Allied World Assurance Co. Holdings Ltd., (Bermuda)	798
14	Arch Capital Group Ltd., (Bermuda) (a)	950
64	Chubb Corp.	3,254
26	Prudential Financial, Inc.	796
108	Travelers Cos., Inc. (The)	4,886
		13,983
	IT Services — 0.6%
15	Alliance Data Systems Corp. (a)	684
21	Computer Sciences Corp. (a)	738
		1,422
	Leisure Equipment & Products — 0.3%
27	Hasbro, Inc.	773
	Machinery — 1.1%
17	AGCO Corp. (a)	394
24	Caterpillar, Inc.	1,067
14	Gardner Denver, Inc. (a)	337
19	Parker Hannifin Corp.	815
		2,613
	Media — 3.2%
54	CBS Corp., Class B	439
78	DISH Network Corp., Class A (a)	865
43	Omnicom Group, Inc.	1,159
251	Time Warner, Inc.	2,522
127	Walt Disney Co. (The)	2,876
		7,861
	Metals & Mining — 0.7%
63	Alcoa, Inc.	714
11	Compass Minerals International, Inc.	616
13	United States Steel Corp.	482
		1,812
	Multiline Retail — 0.3%
45	Big Lots, Inc. (a)	652
	Multi-Utilities — 3.9%
25	Alliant Energy Corp.	721
59	CenterPoint Energy, Inc.	748
115	Dominion Resources, Inc.	4,116
77	Sempra Energy	3,265
59	TECO Energy, Inc. (c)	723
		9,573
	Office Electronics — 0.2%
51	Xerox Corp.	408
	Oil, Gas & Consumable Fuels — 15.6%
10	Apache Corp.	708
94	Chevron Corp.	6,942
36	Concho Resources, Inc. (a)	831
107	ConocoPhillips	5,561

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
255	Exxon Mobil Corp.	20,369
55	Occidental Petroleum Corp.	3,317
36	Valero Energy Corp.	770
12	Walter Industries, Inc.	205
		38,703
	Personal Products — 0.5%
30	Herbalife Ltd., (Cayman Islands)	647
39	NBTY, Inc. (a)	604
		1,251
	Pharmaceuticals — 9.0%
128	Eli Lilly & Co.	5,151
33	Endo Pharmaceuticals Holdings, Inc. (a)	842
35	Forest Laboratories, Inc. (a)	897
70	Johnson & Johnson	4,188
74	King Pharmaceuticals, Inc. (a)	787
536	Pfizer, Inc.	9,492
34	Watson Pharmaceuticals, Inc. (a)	911
		22,268
	Real Estate Investment Trusts (REITs) — 1.5%
12	Alexandria Real Estate Equities, Inc.	724
51	Annaly Capital Management, Inc.	813
16	Entertainment Properties Trust	480
26	Mack-Cali Realty Corp.	625
34	ProLogis	469
36	UDR, Inc.	491
		3,602
	Road & Rail — 0.3%
15	Norfolk Southern Corp.	694
	Semiconductors & Semiconductor Equipment — 0.6%
39	Lam Research Corp. (a)	834
41	Marvell Technology Group Ltd., (Bermuda) (a)	276
79	ON Semiconductor Corp. (a)	270
		1,380
	Software — 0.3%
29	Sybase, Inc. (a)	706
	Specialty Retail — 2.4%
6	AutoZone, Inc. (a)	900
59	Foot Locker, Inc.	436
184	Gap, Inc. (The)	2,468
59	RadioShack Corp.	704
26	Ross Stores, Inc.	765
37	TJX Cos., Inc.	759
		6,032
	Textiles, Apparel & Luxury Goods — 0.3%
35	Carter’s, Inc. (a)	664
	Tobacco — 1.7%
213	Altria Group, Inc.	3,202
26	Reynolds American, Inc.	1,040
		4,242
	Total Long-Term Investments (Cost $301,034)	239,450
Short-Term Investment — 3.0%
	Investment Company — 3.0%
7,507	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $7,507)	7,507
Investments of Cash Collateral for Securities on Loan — 2.9%
	Investment Company — 2.9%
7,144	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $7,144)	7,144
	Total Investments — 102.7% (Cost $315,685)	254,101
	Liabilities in Excess of Other Assets — (2.7)%	(6,643)
	NET ASSETS — 100.0%	$247,458

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
23	S&P 500 Index	03/19/09	$5,176	$113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   35

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,807,674		$787,641		$397,336
Investments in affiliates, at value	79,781		79,994		9,677
Total investment securities, at value	1,887,455		867,635		407,013
Cash	—	(b)	—	(b)	5
Deposits with broker for futures	7,524		14,009		2,556
Receivables:
Fund shares sold	1,477		4,115		847
Interest and dividends	3,452		1,236		895
Variation margin on futures contracts	223		149		169
Total Assets	1,900,131		887,144		411,485

LIABILITIES:
Payables:
Investment securities purchased	5,336		2,714		—
Collateral for securities lending program	54,764		63,506		18,886
Fund shares redeemed	12,657		8,783		1,661
Accrued liabilities:
Investment advisory fees	1,024		465		165
Administration fees	168		44		13
Shareholder servicing fees	297		124		52
Distribution fees	23		29		40
Custodian and accounting fees	26		22		7
Trustees’ and Chief Compliance Officer’s fees	3		—		3
Other	112		158		140
Total Liabilities	74,410		75,845		20,967
Net Assets	$1,825,721		$811,299		$390,518

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$2,713,269	$1,452,671	$576,955
Accumulated undistributed (distributions in excess of) net investment income	19,708	(64)	1,694
Accumulated net realized gains (losses)	(577,787)	(568,971)	(28,389)
Net unrealized appreciation (depreciation)	(329,469)	(72,337)	(159,742)
Total Net Assets	$1,825,721	$811,299	$390,518

Net Assets:
Class A	$73,651	$62,346	$107,069
Class B	—	—	12,520
Class C	13,492	25,097	17,238
Class R2	47	47	—
Class R5	111,181	115,761	—
Select Class	1,627,350	608,048	247,057
Ultra	—	—	6,634
Total	$1,825,721	$811,299	$390,518

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,638	4,220	11,831
Class B	—	—	1,525
Class C	854	1,716	2,098
Class R2	3	3	—
Class R5	6,990	7,833	—
Select Class	101,961	40,959	26,438
Ultra	—	—	709

Net Asset Value:
Class A — Redemption price per share	$15.88	$14.77	$9.05
Class B — Offering price per share (a)	—	—	8.21
Class C — Offering price per share (a)	15.80	14.63	8.22
Class R2 — Offering and redemption price per share	15.78	14.67	—
Class R5 — Offering and redemption price per share	15.91	14.78	—
Select Class — Offering and redemption price per share	15.96	14.85	9.34
Ultra — Offering and redemption price per share	—	—	9.35
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.76	$15.59	$9.55

Cost of investments in non-affiliates	$2,137,801	$860,360	$557,800
Cost of investments in affiliates	79,781	79,994	9,677
Value of securities on loan	54,460	60,216	19,031

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Plus Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$12,175		$51,095		$239,450
Investments in affiliates, at value	578		1,545		14,651
Total investment securities, at value	12,753		52,640		254,101
Cash	—		7		—	(b)
Deposits with broker for futures	—		—		800
Receivables:
Investment securities sold	—		46,435		—
Fund shares sold	71		—		1,486
Interest and dividends	25		83		590
Variation margin on futures contracts	3		—		68
Due from Advisor	4		—		—
Total Assets	12,856		99,165		257,045

LIABILITIES:
Payables:
Due to custodian	179		—		—
Investment securities purchased	33		46,580		645
Securities sold short, at value	—		8,391		—
Collateral for securities lending program	—		—		7,144
Fund shares redeemed	39		8		1,510
Accrued liabilities:
Investment advisory fees	—		38		97
Administration fees	—	(b)	2		5
Shareholder servicing fees	—		—		39
Distribution fees	3		—	(b)	45
Custodian and accounting fees	3		1		4
Trustees’ and Chief Compliance Officer’s fees	—	(b)	1		—	(b)
Other	22		35		98
Total Liabilities	279		55,056		9,587
Net Assets	$12,577		$44,109		$247,458

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$21,297	$64,705	$399,952
Accumulated undistributed (distributions in excess of) net investment income	81	40	1,609
Accumulated net realized gains (losses)	(6,271)	(19,635)	(92,632)
Net unrealized appreciation (depreciation)	(2,530)	(1,001)	(61,471)
Total Net Assets	$12,577	$44,109	$247,458

Net Assets:
Class A	$6,775	$544	$107,612
Class C	2,853	101	36,454
Class R2	—	—	47
Class R5	—	—	7,947
Select Class	2,949	43,464	95,398
Total	$12,577	$44,109	$247,458

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	521	53	6,382
Class C	221	10	2,175
Class R2	—	—	3
Class R5	—	—	470
Select Class	227	4,215	5,641

Net Asset Value
Class A — Redemption price per share	$13.00	$10.30	$16.86
Class C — Offering price per share (a)	12.88	10.15	16.76
Class R2 — Offering and redemption price per share	—	—	16.86
Class R5 — Offering and redemption price per share	—	—	16.92
Select Class — Offering and redemption price per share	13.02	10.31	16.91
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.72	$10.87	$17.79

Cost of investments in non-affiliates	$14,708	$51,869	$301,034
Cost of investments in affiliates	578	1,545	14,651
Proceeds from securities sold short	—	8,164	—
Value of securities on loan	—	—	4,359

(a)	Redemption price for Class C Shares varies based on the length of time the shares are held.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   41

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$32,779	$11,304	$5,610
Dividend income from affiliates (a)	451	295	138
Interest income from non-affiliates	—	276	—
Interest income from affiliates	10	1	—
Income from securities lending (net)	321	155	208
Total investment income	33,561	12,031	5,956

EXPENSES:
Investment advisory fees	8,918	5,264	1,612
Administration fees	1,433	842	259
Distribution fees:
Class A	108	107	180
Class B	—	—	63
Class C	70	129	87
Class R2	— (b)	— (b)	—
Shareholder servicing fees:
Class A	108	107	180
Class B	—	—	21
Class C	23	43	29
Class R2	— (b)	— (b)	—
Class R5	29	34	—
Select Class	3,152	1,704	380
Custodian and accounting fees	77	63	24
Interest expense to affiliates	1	— (b)	—
Professional fees	55	41	26
Trustees’ and Chief Compliance Officer’s fees	14	9	3
Printing and mailing costs	69	48	38
Registration and filing fees	28	16	23
Transfer agent fees	324	290	394
Other	—	15	8
Total expenses	14,409	8,712	3,327
Less amounts waived	(627)	(514)	(530)
Less earnings credits	—	— (b)	— (b)
Net expenses	13,782	8,198	2,797
Net investment income (loss)	19,779	3,833	3,159

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(562,167)	(464,865)	(27,447)
Futures	(8,380)	2,716	815
Payment by affiliate (see Note 3)	—	—	5
Net realized gain (loss)	(570,547)	(462,149)	(26,627)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(559,065)	(243,431)	(195,388)
Futures	2,941	382	722
Change in net unrealized appreciation (depreciation)	(556,124)	(243,049)	(194,666)
Net realized/unrealized gains (losses)	(1,126,671)	(705,198)	(221,293)
Change in net assets resulting from operations	$(1,106,892)	$(701,365)	$(218,134)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$183	$679	$4,979
Dividend income from affiliates (a)	5	15	72
Income from securities lending (net)	—	—	29
Total investment income	188	694	5,080

EXPENSES:
Investment advisory fees	53	326	977
Administration fees	9	27	158
Distribution fees:
Class A	11	1	167
Class C	14	1	175
Class R2	—	—	— (b)
Shareholder servicing fees:
Class A	11	1	167
Class C	5	— (b)	59
Class R2	—	—	— (b)
Class R5	—	—	2
Select Class	5	63	138
Custodian and accounting fees	14	18	17
Interest expense to affiliates	— (b)	4	—
Professional fees	24	32	27
Trustees’ and Chief Compliance Officer’s fees	— (b)	1	2
Printing and mailing costs	1	—	30
Registration and filing fees	12	11	35
Transfer agent fees	20	20	219
Dividend expense on securities sold short	—	85	—
Other	3	4	3
Total expenses	182	594	2,176
Less amounts waived	(70)	(112)	(340)
Less earnings credits	(5)	— (b)	— (b)
Net expenses	107	482	1,836
Net investment income (loss)	81	212	3,244

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,861)	(22,494)	(55,846)
Futures	(19)	—	(346)
Securities sold short	—	9,312	—
Net realized gain (loss)	(2,880)	(13,182)	(56,192)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(4,097)	(3,874)	(43,626)
Futures	3	—	113
Securities sold short	—	(3,823)	—
Change in net unrealized appreciation (depreciation)	(4,094)	(7,697)	(43,513)
Net realized/unrealized gains (losses)	(6,974)	(20,879)	(99,705)
Change in net assets resulting from operations	$(6,893)	$(20,667)	$(96,461)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,779	$41,700	$3,833	$7,324
Net realized gain (loss)	(570,547)	69,878	(462,149)	(99,286)
Change in net unrealized appreciation (depreciation)	(556,124)	(752,306)	(243,049)	(114,547)
Change in net assets resulting from operations	(1,106,892)	(640,728)	(701,365)	(206,509)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(508)	(1,158)	(372)	(268)
From net realized gains	(2,634)	(5,680)	—	(2,068)
Class C
From net investment income	—	(118)	—	—
From net realized gains	(500)	(1,351)	—	(814)
Class R2 (a)
From net investment income	(1)	—	(1)	—
From net realized gains	(2)	—	—	—
Class R5
From net investment income	(1,436)	(1,486)	(1,532)	(802)
From net realized gains	(3,900)	(4,663)	—	(2,494)
Select Class
From net investment income	(16,015)	(40,378)	(5,049)	(7,021)
From net realized gains	(62,452)	(172,551)	—	(34,502)
Total distributions to shareholders	(87,448)	(227,385)	(6,954)	(47,969)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(448,860)	(1,841,423)	(706,687)	259,215

NET ASSETS:
Change in net assets	(1,643,200)	(2,709,536)	(1,415,006)	4,737
Beginning of period	3,468,921	6,178,457	2,226,305	2,221,568
End of period	$1,825,721	$3,468,921	$811,299	$2,226,305
Accumulated undistributed (distributions in excess of) net investment income	$19,708	$17,889	$(64)	$3,057

(a)	Commencement of offering of class of shares was November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,159	$2,877	$81	$131
Net realized gain (loss)	(26,627)	18,017	(2,880)	(3,362)
Change in net unrealized appreciation (depreciation)	(194,666)	(145,726)	(4,094)	(3,938)
Change in net assets resulting from operations	(218,134)	(124,832)	(6,893)	(7,169)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(242)	(650)	(31)	(59)
From net realized gains	(2,952)	(23,247)	—	(501)
Class B
From net investment income	(4)	(14)	—	—
From net realized gains	(374)	(3,186)	—	—
Class C
From net investment income	(6)	(21)	—	(4)
From net realized gains	(516)	(4,195)	—	(238)
Select Class
From net investment income	(687)	(2,531)	(25)	(94)
From net realized gains	(6,588)	(57,299)	—	(544)
Ultra
From net investment income	(23)	(184)	—	—
From net realized gains	(165)	(2,584)	—	—
Total distributions to shareholders	(11,557)	(93,911)	(56)	(1,440)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(25,933)	(135,580)	$(2,144)	$(9,973)

NET ASSETS:
Change in net assets	(255,624)	(354,323)	(9,093)	(18,582)
Beginning of period	646,142	1,000,465	21,670	40,252
End of period	$390,518	$646,142	$12,577	$21,670
Accumulated undistributed (distributions in excess of) net investment income	$1,694	$(503)	$81	$56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$212	$46	$3,244	$5,875
Net realized gain (loss)	(13,182)	(4,056)	(56,192)	(36,159)
Change in net unrealized appreciation (depreciation)	(7,697)	(6,145)	(43,513)	(52,488)
Change in net assets resulting from operations	(20,667)	(10,155)	(96,461)	(82,772)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(765)	(2,638)
From net realized gains	—	—	—	(1,898)
Class C
From net investment income	—	—	(202)	(572)
From net realized gains	—	—	—	(652)
Class R5
From net investment income	—	—	(69)	(343)
From net realized gains	—	—	—	(128)
Select Class
From net investment income	(211)	—	(691)	(2,219)
From net realized gains	—	—	—	(1,232)
Total distributions to shareholders	(211)	—	(1,727)	(9,682)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,969	8,626	(18,189)	12,252

NET ASSETS:
Change in net assets	(18,909)	(1,529)	(116,377)	(80,202)
Beginning of period	63,018	64,547	363,835	444,037
End of period	$44,109	$63,018	$247,458	$363,835
Accumulated undistributed (distributions in excess of) net investment income	$40	$39	$1,609	$92

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,320	$43,718	$9,277	$76,016
Dividends and distributions reinvested	2,827	6,150	304	1,808
Cost of shares redeemed	(20,318)	(47,634)	(25,348)	(46,162)
Change in net assets from Class A capital transactions	$3,829	$2,234	$(15,767)	$31,662
Class C
Proceeds from shares issued	$1,208	$6,970	$2,337	$21,710
Dividends and distributions reinvested	437	1,253	—	575
Cost of shares redeemed	(4,918)	(12,225)	(8,651)	(9,842)
Change in net assets from Class C capital transactions	$(3,273)	$(4,002)	$(6,314)	$12,443
Class R2 (a)
Proceeds from shares issued	$49	$—	$50	$—
Dividends and distributions reinvested	3	—	1	—
Change in net assets from Class R2 capital transactions	$52	$—	$51	$—
Class R5
Proceeds from shares issued	$32,157	$71,779	$27,731	$78,043
Dividends and distributions reinvested	5,336	6,149	1,532	3,296
Cost of shares redeemed	(3,795)	(15,983)	(11,765)	(42,793)
Change in net assets from Class R5 capital transactions	$33,698	$61,945	$17,498	$38,546
Select Class
Proceeds from shares issued	$337,536	$556,697	$107,148	$647,508
Dividends and distributions reinvested	15,585	44,578	412	8,807
Cost of shares redeemed	(836,287)	(2,502,875)	(809,715)	(479,751)
Change in net assets from Select Class capital transactions	$(483,166)	$(1,901,600)	$(702,155)	$176,564

Total change in net assets from capital transactions	$(448,860)	$(1,841,423)	$(706,687)	$259,215

(a)	Commencement of offering of class of shares was November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	1,149	1,543	524	3,173
Reinvested	182	228	21	75
Redeemed	(1,056)	(1,771)	(1,421)	(1,999)
Change in Class A Shares	275	— (b)	(876)	1,249
Class C
Issued	62	249	139	908
Reinvested	28	47	—	24
Redeemed	(256)	(453)	(501)	(433)
Change in Class C Shares	(166)	(157)	(362)	499
Class R2 (a)
Issued	3	—	3	—
Reinvested	— (b)	—	— (b)	—
Change in Class R2 Shares	3	—	3	—
Class R5
Issued	1,594	2,638	1,405	3,318
Reinvested	342	226	107	136
Redeemed	(219)	(592)	(670)	(1,831)
Change in Class R5 Shares	1,717	2,272	842	1,623
Select Class
Issued	16,813	20,446	5,782	27,283
Reinvested	992	1,642	28	364
Redeemed	(46,975)	(89,791)	(51,258)	(20,661)
Change in Select Class Shares	(29,170)	(67,703)	(45,448)	6,986

(a)	Commencement of offering of class of shares was November 3, 2008.

(b)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,394	$55,904	$1,352	$8,032
Dividends and distributions reinvested	2,996	22,545	27	424
Cost of shares redeemed	(27,552)	(70,245)	(2,336)	(6,760)
Change in net assets from Class A capital transactions	$(15,162)	$8,204	$(957)	$1,696
Class B
Proceeds from shares issued	$811	$3,822	$—	$—
Dividends and distributions reinvested	361	3,029	—	—
Cost of shares redeemed	(3,369)	(8,334)	—	—
Change in net assets from Class B capital transactions	$(2,197)	$(1,483)	$—	$—
Class C
Proceeds from shares issued	$1,715	$10,544	$341	$2,644
Dividends and distributions reinvested	455	3,477	—	180
Cost of shares redeemed	(5,200)	(12,709)	(872)	(1,858)
Change in net assets from Class C capital transactions	$(3,030)	$1,312	$(531)	$966
Select Class
Proceeds from shares issued	$52,469	$128,497	$25	$422
Dividends and distributions reinvested	4,753	31,100	2	168
Cost of shares redeemed	(62,591)	(275,420)	(683)	(13,225)
Change in net assets from Select Class capital transactions	$(5,369)	$(115,823)	$(656)	$(12,635)
Ultra
Proceeds from shares issued	$716	$6,127	$—	$—
Dividends and distributions reinvested	109	906	—	—
Cost of shares redeemed	(1,000)	(34,823)	—	—
Change in net assets from Ultra capital transactions	$(175)	$(27,790)	$—	$—

Total change in net assets from capital transactions	$(25,933)	$(135,580)	$(2,144)	$(9,973)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	832	3,412	91	352
Reinvested	338	1,488	2	19
Redeemed	(2,550)	(4,467)	(148)	(309)
Change in Class A Shares	(1,380)	433	(55)	62
Class B
Issued	80	253	—	—
Reinvested	45	219	—	—
Redeemed	(335)	(579)	—	—
Change in Class B Shares	(210)	(107)	—	—
Class C
Issued	166	707	24	113
Reinvested	58	251	—	8
Redeemed	(511)	(884)	(53)	(87)
Change in Class C Shares	(287)	74	(29)	34
Select Class
Issued	5,214	7,800	1	18
Reinvested	526	1,987	— (a)	7
Redeemed	(5,685)	(17,281)	(40)	(623)
Change in Select Class Shares	55	(7,494)	(39)	(598)
Ultra
Reinvested	69	366	—	—
Redeemed	12	58	—	—
Change in Ultra Shares	(87)	(2,080)	—	—
	(6)	(1,656)	—	—

(a)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$96	$1,670	$22,185	$85,719
Dividends and distributions reinvested	—	—	695	4,068
Cost of shares redeemed	(542)	(579)	(34,359)	(95,210)
Change in net assets from Class A capital transactions	$(446)	$1,091	$(11,479)	$(5,423)
Class C
Proceeds from shares issued	$26	$539	$4,298	$23,436
Dividends and distributions reinvested	—	—	144	863
Cost of shares redeemed	(183)	(621)	(10,849)	(21,153)
Change in net assets from Class C capital transactions	$(157)	$(82)	$(6,407)	$3,146
Class R2 (a)
Proceeds from shares issued	$—	$—	$50	$—
Change in net assets from Class R2 capital transactions	$—	$—	$50	$—
Class R5
Proceeds from shares issued	$—	$—	$495	$5,174
Dividends and distributions reinvested	—	—	69	372
Cost of shares redeemed	—	—	(1,095)	(32,379)
Change in net assets from Class R5 capital transactions	$—	$—	$(531)	$(26,833)
Select Class
Proceeds from shares issued	$7,551	$10,790	$35,580	$102,145
Dividends and distributions reinvested	2	—	591	2,763
Cost of shares redeemed	(4,981)	(3,173)	(35,993)	(63,546)
Change in net assets from Select Class capital transactions	$2,572	$7,617	$178	$41,362

Total change in net assets from capital transactions	$1,969	$8,626	$(18,189)	$12,252

(a)	Commencement of offering of class of shares was November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008	Six Months Ended 12/31/2008 (Unaudited)	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	8	104	1,163	3,120
Reinvested	—	—	32	156
Redeemed	(54)	(38)	(1,748)	(3,595)
Change in Class A Shares	(46)	66	(553)	(319)
Class C
Issued	2	35	229	856
Reinvested	—	—	7	33
Redeemed	(18)	(42)	(556)	(809)
Change in Class C Shares	(16)	(7)	(320)	80
Class R2 (a)
Issued	—	—	3	—
Change in Class R5 Shares	—	—	3	—
Class R5
Issued	—	—	25	185
Reinvested	—	—	3	14
Redeemed	—	—	(56)	(1,128)
Change in Class R5 Shares	—	—	(28)	(929)
Select Class
Issued	663	666	1,936	3,759
Reinvested	— (b)	—	27	107
Redeemed	(432)	(197)	(1,885)	(2,416)
Change in Select Class Shares	231	469	78	1,450

(a)	Commencement of offering of class of shares was November 3, 2008.

(b)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (Unaudited)

(Amounts in thousands)

Intrepid Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets from operations	$(20,667)

Adjustments to reconcile net increase/decrease in net assets from operations to net cash used by operating activities:
Purchases of investment securities	(62,207)
Proceeds from disposition of investment securities	62,730
Covers of investment securities sold short	(14,725)
Proceeds from investment securities sold short	13,247
Purchases of short-term investments, net	(1,113)
Increase in unrealized appreciation/depreciation on investments	3,874
Increase in unrealized appreciation/depreciation on securities sold short	3,823
Realized gain/loss on investments	22,494
Realized gain/loss on investment securities sold short	(9,312)
Increase in receivable for investments sold	(46,435)
Decrease in interest and dividends receivable	4
Increase in payable for investments purchased	46,580
Decrease in dividends payable for securities sold short	(10)
Decrease in accrued expenses and other liabilities	(45)
Net cash provided (used) by operating activities	(1,762)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	7,673
Net cost of shares redeemed	(5,698)
Cash distributions paid (net of reinvestments of $2)	(209)
Net cash provided by financing activities	1,766
Net increase in cash	4

Cash:
Beginning of period	3
End of period	$7

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts at banks that are not subject to withdrawal restrictions or penalties to be cash.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$24.32	$0.12	(h)	$(7.85)	$(7.73)	$(0.11)	$(0.60)	$(0.71)
Year Ended June 30, 2008	29.66	0.18	(h)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(h)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006 (e)	24.27	0.10	(h)	0.88	0.98	—	—	—
February 19, 2005 (f) through December 31, 2005	22.62	0.15	(h)	1.60	1.75	(0.10)	—	(0.10)

Class C
Six Months Ended December 31, 2008 (Unaudited)	24.09	0.07	(h)	(7.76)	(7.69)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(h)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(h)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006 (e)	24.19	0.03	(h)	0.88	0.91	—	—	—
February 19, 2005 (f) through December 31, 2005	22.62	0.06	(h)	1.58	1.64	(0.07)	—	(0.07)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	17.58	0.05	(h)	(1.05)	(1.00)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	24.46	0.17	(h)	(7.91)	(7.74)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(h)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(h)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006 (f) through June 30, 2006	25.58	0.05	(h)	(0.29)	(0.24)	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	24.47	0.15	(h)	(7.91)	(7.76)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(h)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(h)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006 (e)	24.32	0.13	(h)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20	(h)	1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)
February 28, 2003 (g) through December 31, 2003	15.00	0.01		6.09	6.10	(0.01)	(1.12)	(1.13)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.88	(31.68)%	$73,651	1.25%		1.23%	1.30%	56%
24.32	(13.63)	106,108	1.26	(i)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47
24.27	7.75	12,715	1.25		0.75	1.29	109

15.80	(31.85)	13,492	1.75		0.70	1.80	56
24.09	(14.02)	24,579	1.76	(i)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47
24.19	7.25	3,267	1.75		0.28	1.79	109

15.78	(5.55)	47	1.50		2.15	1.56	56

15.91	(31.52)	111,181	0.80		1.71	0.85	56
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81
25.34	(0.94)	13,414	0.80		1.36	0.84	47

15.96	(31.60)	1,627,350	1.00		1.44	1.05	56
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81
25.33	4.15	4,427,776	1.00		1.01	1.04	47
24.32	9.28	3,016,460	1.00		0.86	1.05	109
22.35	12.68	358,846	1.00		0.83	1.21	97
19.97	40.84	10,205	1.00		0.07	3.30	148

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$22.03	$0.03	(h)	$(7.20)	$(7.17)	$(0.09)	$—	$(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(h)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006 (e)	20.67	0.02	(h)	0.16	0.18	—	—	—
February 19, 2005 (f) through December 31, 2005	19.01	0.03	(h)	1.66	1.69	(0.02)	(0.01)	(0.03)

Class C
Six Months Ended December 31, 2008 (Unaudited)	21.73	(0.02	)(h)	(7.08)	(7.10)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(h)	3.65	3.58	— (i)	—	— (i)
January 1, 2006 through June 30, 2006 (e)	20.59	(0.03	)(h)	0.14	0.11	—	—	—
February 19, 2005 (f) through December 31, 2005	19.01	(0.04	)(h)	1.64	1.60	(0.01)	(0.01)	(0.02)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	15.84	0.03	(h)	(1.02)	(0.99)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2008 (Unaudited)	22.15	0.07	(h)	(7.24)	(7.17)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(h)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (f) through June 30, 2006	21.23	0.02	(h)	(0.36)	(0.34)	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	22.15	0.04	(h)	(7.22)	(7.18)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(h)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 (e)	20.70	0.04	(h)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(h)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)
February 28, 2003 (g) through December 31, 2003	15.00	(0.05)		5.45	5.40	—	(0.79)	(0.79)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.77	(32.54)%	$62,346	1.25%	0.30%	1.31%	56%
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130
20.85	0.87	17,756	1.25	0.19	1.30	73
20.67	8.90	3,919	1.25	0.20	1.50	130

14.63	(32.67)	25,097	1.75	(0.20)	1.81	56
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130
20.70	0.53	7,844	1.75	(0.30)	1.80	73
20.59	8.44	1,941	1.75	(0.25)	1.91	130

14.67	(6.19)	47	1.50	1.13	1.59	56

14.78	(32.35)	115,761	0.80	0.79	0.87	56
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

14.85	(32.41)	608,048	1.00	0.47	1.06	56
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130
20.89	0.92	1,226,474	1.00	0.42	1.05	73
20.70	8.79	728,987	1.00	0.52	1.11	130
19.07	10.45	7,795	1.00	(0.06)	2.62	127
19.61	36.10	6,952	1.00	(0.34)	3.37	149

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$14.39	$0.07	(f)	$(5.14	)(h)	$(5.07)	$(0.02)	$(0.25)	$(0.27)
Year Ended June 30, 2008	18.57	0.04	(f)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(f)	2.94		2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(f)	2.97		3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11		3.07	(0.02)	(1.09)	(1.11)
Year Ended June 30, 2004	15.30	(0.03)		3.38		3.35	— (g)	—	— (g)

Class B
Six Months Ended December 31, 2008 (Unaudited)	13.11	0.03	(f)	(4.68	)(h)	(4.65)	— (g)	(0.25)	(0.25)
Year Ended June 30, 2008	17.16	(0.05	)(f)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(f)	2.73		2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(f)	2.81		2.75	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19		2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.84	(0.16)		3.27		3.11	—	—	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	13.12	0.03	(f)	(4.68	)(h)	(4.65)	— (g)	(0.25)	(0.25)
Year Ended June 30, 2008	17.17	(0.05	)(f)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(f)	2.74		2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(f)	2.81		2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92		2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.85	(0.16)		3.26		3.10	—	—	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	14.83	0.08	(f)	(5.29	)(h)	(5.21)	(0.03)	(0.25)	(0.28)
Year Ended June 30, 2008	19.09	0.08	(f)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(f)	3.03		3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(f)	3.03		3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08		3.17	(0.05)	(1.09)	(1.14)
Year Ended June 30, 2004	15.51	0.02		3.41		3.43	(0.01)	—	(0.01)

Ultra Class
Six Months Ended December 31, 2008 (Unaudited)	14.84	0.09	(f)	(5.30	)(h)	(5.21)	(0.03)	(0.25)	(0.28)
Year Ended June 30, 2008	19.09	0.10	(f)	(2.44)		(2.34)	(0.11)	(1.80)	(1.91)
Year Ended June 30, 2007	17.76	0.13	(f)	3.02		3.15	(0.13)	(1.69)	(1.82)
Year Ended June 30, 2006	20.97	0.13	(f)	3.03		3.16	(0.12)	(6.25)	(6.37)
February 22, 2005 (e) through June 30, 2005	19.68	0.05		1.29		1.34	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(i)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.05	(35.18	)%(h)	$107,069	1.24%	1.14%	1.46%	31%
14.39	(13.02	)(i)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117
17.33	16.32		165,869	1.23	0.26	1.34	136
20.61	16.95		115,995	1.21	0.07	1.32	131
18.65	21.90		126,772	1.20	(0.15)	1.31	73

8.21	(35.35	)(h)	12,520	1.83	0.54	1.96	31
13.11	(13.61	)(i)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136
19.68	16.20		13,827	1.90	(0.63)	1.92	131
17.95	20.96		17,363	1.95	(0.89)	1.96	73

8.22	(35.32	)(h)	17,238	1.83	0.55	1.96	31
13.12	(13.60	)(i)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117
16.19	15.64		22,849	1.83	(0.29)	1.84	136
19.68	16.20		7,817	1.89	(0.60)	1.92	131
17.95	20.88		7,055	1.94	(0.89)	1.96	73

9.34	(35.10	)(h)	247,057	0.99	1.42	1.21	31
14.83	(12.89	)(i)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136
20.96	17.25		670,678	0.96	0.30	1.00	131
18.93	22.13		922,414	0.95	0.10	0.96	73

9.35	(35.05	)(h)	6,634	0.83	1.56	0.96	31
14.84	(12.69	)(i)	10,618	0.83	0.62	0.87	109
19.09	18.63		45,277	0.83	0.71	0.85	117
17.76	16.77		34,253	0.83	0.68	0.84	136
20.97	6.79		27,247	0.79	0.76	0.85	131

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$19.88	$0.09	(h)	$(6.91)	$(6.82)	$(0.06)	$—	$(0.06)
Year Ended June 30, 2008	25.22	0.10	(h)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(h)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (e)	21.38	0.05	(h)	0.87	0.92	—	—	—
February 19, 2005 (f) through December 31, 2005	23.00	0.13	(h)	1.62	1.75	(0.20)	(3.17)	(3.37)

Class C
Six Months Ended December 31, 2008 (Unaudited)	19.65	0.04	(h)	(6.81)	(6.77)	0.00	—	—
Year Ended June 30, 2008	24.99	(0.02	)(h)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(h)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006 (e)	21.31	—	(h)(i)	0.86	0.86	—	—	—
February 19, 2005 (f) through December 31, 2005	23.00	0.05	(h)	1.60	1.65	(0.17)	(3.17)	(3.34)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	19.97	0.11	(h)	(6.95)	(6.84)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(h)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(h)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (e)	21.41	0.07	(h)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(h)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)
February 28, 2003 (g) through December 31, 2003	15.00	0.14		5.88	6.02	(0.14)	(0.60)	(0.74)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.00	(34.29)%	$6,775	1.25%		1.05%	2.16%	46%
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89
22.30	4.30	4,335	1.25		0.46	2.39	79
21.38	7.53	697	1.25		0.67	2.05	177

12.88	(34.45)	2,853	1.75		0.54	2.66	46
19.65	(18.34)	4,904	1.76	(j)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89
22.17	4.04	1,424	1.75		(0.02)	2.90	79
21.31	7.09	164	1.75		0.23	2.54	177

13.02	(34.23)	2,949	1.00		1.28	1.91	46
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89
22.35	4.39	15,689	1.00		0.61	2.06	79
21.41	6.59	19,617	1.00		0.93	1.70	177
23.25	16.01	18,932	1.00		0.60	1.77	99
20.28	40.28	7,457	1.00		0.92	3.27	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Intrepid Plus Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$15.26	$0.03	(f)	$(4.99)	$(4.96)	$—	$10.30
Year Ended June 30, 2008	17.98	(0.01	)(f)	(2.71)	(2.72)	—	15.26
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	17.98
January 31, 2006 (e) through June 30, 2006	15.00	(0.01	)(f)	0.16	0.15	—	15.15

Class C
Six Months Ended December 31, 2008 (Unaudited)	15.08	—	(f)(g)	(4.93)	(4.93)	—	10.15
Year Ended June 30, 2008	17.85	(0.10	)(f)	(2.67)	(2.77)	—	15.08
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	17.85
January 31, 2006 (e) through June 30, 2006	15.00	(0.04	)(f)	0.16	0.12	—	15.12

Select Class
Six Months Ended December 31, 2008 (Unaudited)	15.34	0.05	(f)	(5.03)	(4.98)	(0.05)	10.31
Year Ended June 30, 2008	18.02	0.01	(f)	(2.69)	(2.68)	—	15.34
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	18.02
January 31, 2006 (e) through June 30, 2006	15.00	—	(f)(g)	0.17	0.17	—	15.17

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)	Net expenses (excluding dividend expenses for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

(32.50)%	$544	2.09%	1.77	%(h)	0.47%	2.51%	2.19%	96%
(15.13)	1,506	2.09	1.75		(0.08)	2.46	2.12	125
18.68	599	2.33	1.75		(0.54)	2.70	2.12	108
1.00	505	2.32	1.75		(0.11)	4.40	3.83	43

(32.69)	101	2.59	2.27	(h)	(0.06)	3.01	2.69	96
(15.52)	388	2.59	2.25		(0.64)	2.95	2.61	125
18.06	595	2.83	2.25		(1.04)	3.20	2.62	108
0.80	504	2.82	2.25		(0.61)	4.90	4.33	43

(32.45)	43,464	1.84	1.52	(h)	0.83	2.27	1.95	96
(14.87)	61,124	1.84	1.50		0.08	2.20	1.86	125
18.89	63,353	2.08	1.50		(0.29)	2.45	1.87	108
1.13	58,084	2.07	1.50		0.06	2.95	2.38	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2008 (Unaudited)	$23.48	$0.21	(h)	$(6.71)	$(6.50)	$(0.12)	$—	$(0.12)
Year Ended June 30, 2008	29.19	0.36	(h)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(h)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006 (e)	22.94	0.15	(h)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (f) through December 31, 2005	22.14	0.29	(h)	1.57	1.86	(0.31)	(0.75)	(1.06)

Class C
Six Months Ended December 31, 2008 (Unaudited)	23.37	0.16	(h)	(6.68)	(6.52)	(0.09)	—	(0.09)
Year Ended June 30, 2008	29.05	0.23	(h)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(h)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006 (e)	22.89	0.10	(h)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (f) through December 31, 2005	22.14	0.16	(h)	1.59	1.75	(0.25)	(0.75)	(1.00)

Class R2
November 3, 2008 (f) through December 31, 2008 (Unaudited)	18.03	0.08	(h)	(1.25)	(1.17)	—	—	—

Class R5
Six Months Ended December 31, 2008 (Unaudited)	23.54	0.26	(h)	(6.74)	(6.48)	(0.14)	—	(0.14)
Year Ended June 30, 2008	29.26	0.46	(h)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(h)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006 (f) through June 30, 2006	24.84	0.05	(h)	0.01	0.06	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2008 (Unaudited)	23.54	0.24	(h)	(6.74)	(6.50)	(0.13)	—	(0.13)
Year Ended June 30, 2008	29.26	0.43	(h)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(h)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006 (e)	22.97	0.17	(h)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(h)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)
February 28, 2003 (g) through December 31, 2003	15.00	0.19		5.74	5.93	(0.19)	(1.05)	(1.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.86	(27.81)%	$107,612	1.25%	2.12%	1.47%	41%
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59
24.78	8.55	21,757	1.25	1.27	1.75	53
22.94	8.44	3,209	1.25	1.44	1.60	112

16.76	(28.00)	36,454	1.75	1.62	1.97	41
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59
24.69	8.26	8,013	1.75	0.79	2.25	53
22.89	7.95	482	1.75	0.81	2.17	112

16.86	(6.49)	47	1.50	3.14	1.77	41

16.92	(27.66)	7,947	0.80	2.57	1.03	41
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

16.91	(27.74)	95,398	1.00	2.39	1.23	41
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53
22.97	10.14	31,276	1.00	1.29	1.55	112
21.85	17.51	15,510	1.00	1.25	2.08	98
19.69	39.74	7,190	1.00	1.26	3.30	110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I
Intrepid Mid Cap Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Intrepid Multi Cap Fund	Class A, Class C and Select Class	JPM I
Intrepid Plus Fund	Class A, Class C and Select Class	JPM I
Intrepid Value Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I

Class R2 commenced operations on November 3, 2008.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157

66   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Intrepid America Fund
Level 1 — Quoted prices	$1,887,455	$—	$658	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$1,887,455	$—	$658	$—
Intrepid Growth Fund
Level 1 — Quoted prices	$867,635	$—	$382	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$867,635	$—	$382	$—
Intrepid Mid Cap Fund
Level 1 — Quoted prices	$391,733	$—	$722	$—
Level 2 — Other significant observable inputs	15,280	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$407,013	$—	$722	$—
Intrepid Multi Cap Fund
Level 1 — Quoted prices	$12,643	$—	$3	$—
Level 2 — Other significant observable inputs	110	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$12,753	$—	$3	$—
Intrepid Plus Fund
Level 1 — Quoted prices	$52,640	$(7,992)	$—	$—
Level 2 — Other significant observable inputs	—	(399)	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$52,640	$(8,391)	$—	$—
Intrepid Value Fund
Level 1 — Quoted prices	$254,101	$—	$113	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$254,101	$—	$113	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Intrepid America, Intrepid Growth, Intrepid Mid Cap, Intrepid Multi Cap and Intrepid Value Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D.  Short Sales — The Intrepid Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Intrepid Plus Fund may use a significant amount of leverage. While leverage may increase the Fund’s return, it may also increase the Fund’s losses compared to losses which would have been incurred had the Fund not utilized leverage.

As of December 31, 2008, the Intrepid Plus Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

E.  Securities Lending — To generate additional income, each Fund (except the Intrepid Multi Cap Fund and Intrepid Plus Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Intrepid Mid Cap Fund pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”).

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Intrepid Mid Cap Fund, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Intrepid Mid Cap Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines

68   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

contained in the JPMCB Securities Lending Agreement. The Intrepid Mid Cap Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Intrepid Mid Cap Fund.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net).

During the period, the following Funds invested a portion of the cash collateral they received in the JPMorgan Prime Money Market Fund. The Advisor of the Funds waived the following amounts of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Funds’ respective investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary (amounts in thousands):

Intrepid America Fund	$12
Intrepid Growth Fund	14
Intrepid Mid Cap Fund	2
Intrepid Value Fund	1

Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the GS Bank Securities Lending Agreement, GS Bank compensates JPMCB for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMCB.

Effective September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month, and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Funds bear the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Funds may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Funds. Subject to certain conditions, the applicable lending agent agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Intrepid Mid Cap Fund had unrealized losses on cash collateral investments as disclosed in its Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Funds and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
Intrepid America Fund	$54,460	$54,764	$—	$32
Intrepid Growth Fund	60,216	63,506	—	16
Intrepid Mid Cap Fund	19,031	18,166	5	—
Intrepid Value Fund	4,359	7,144	—	3

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and the Intrepid Value Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Intrepid Mid Cap Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors

70   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Plus Fund	1.25
Intrepid Value Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2008 were as follows (excluding the reimbursement disclosed in note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Intrepid America Fund	$31
Intrepid Growth Fund	21
Intrepid Mid Cap Fund	9
Intrepid Multi Cap Fund	—	(a)
Intrepid Plus Fund	1
Intrepid Value Fund	5

(a)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Plus Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Intrepid America Fund	$7		$6
Intrepid Growth Fund	4		4
Intrepid Mid Cap Fund	23		55
Intrepid Multi Cap Fund	1		1
Intrepid Plus Fund	—	(a)	—	(a)
Intrepid Value Fund	11		7

(a)  Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees —The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Plus Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Ultra
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	1.00%	n/a
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	1.00	n/a
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	0.99	0.83%
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	1.00	n/a
Intrepid Plus Fund	1.75	n/a	2.25	n/a	n/a	1.50	n/a
Intrepid Value Fund	1.25	n/a	1.75	1.50	0.80	1.00	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

72   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

For the six months ended December 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid America Fund	$—	$29	$598	$627
Intrepid Growth Fund	—	109	405	514
Intrepid Mid Cap Fund	118	196	201	515
Intrepid Multi Cap Fund	43	6	21	70
Intrepid Plus Fund	35	12	65	112
Intrepid Value Fund	134	131	75	340

	Voluntary Waivers
	Advisor	Administration	Total
Intrepid Mid Cap Fund	$5	$10	$15

An affiliate of JPMCB made a payment to the Intrepid Mid Cap Fund of approximately $5,000, relating to an operational error.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchase (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Intrepid America Fund	$1,525,521	$1,964,997	$—	$—
Intrepid Growth Fund	897,717	1,622,432	—	—
Intrepid Mid Cap Fund	157,205	183,442	—	—
Intrepid Multi Cap Fund	7,521	9,671	—	—
Intrepid Plus Fund	62,207	62,730	13,247	14,725
Intrepid Value Fund	123,535	146,553	—	—

During the six months ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$2,217,582	$104,176	$434,303	$(330,127)
Intrepid Growth Fund	940,354	49,929	122,648	(72,719)
Intrepid Mid Cap Fund	567,477	11,866	172,330	(160,464)
Intrepid Multi Cap Fund	15,286	735	3,268	(2,533)
Intrepid Plus Fund	53,414	1,834	2,608	(774)
Intrepid Value Fund	315,685	7,714	69,298	(61,584)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility as of December 31, 2008. Average borrowings from the Facility for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Intrepid America Fund	$10,291	4	$1
Intrepid Growth Fund	13,618	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Intrepid America Fund, Intrepid Growth Fund and Intrepid Multi Cap Fund, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

On June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”) (now known as JPMIA), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

74   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   75

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual*	$1,000.00	$683.20	$5.30	1.25%
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	681.50	7.42	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual**	1,000.00	944.50	2.02	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	684.80	3.40	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	684.00	4.24	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Growth Fund
Class A
Actual*	1,000.00	674.60	5.28	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	673.30	7.38	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75

76   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R2
Actual**	$1,000.00	$938.10	$2.31	1.50%
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	676.50	3.38	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	675.90	4.22	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Mid Cap Fund
Class A
Actual*	1,000.00	648.20	5.15	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	646.50	7.59	1.83
Hypothetical*	1,000.00	1,015.98	9.30	1.83
Class C
Actual*	1,000.00	646.80	7.60	1.83
Hypothetical*	1,000.00	1,015.98	9.30	1.83
Select Class
Actual*	1,000.00	649.00	4.11	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Ultra Class
Actual*	1,000.00	649.50	3.45	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83

Intrepid Multi Cap Fund
Class A
Actual*	1,000.00	657.10	5.22	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	655.50	7.30	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Select Class
Actual*	1,000.00	657.70	4.18	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Plus Fund
Class A
Actual*	1,000.00	675.00	8.82	2.09
Hypothetical*	1,000.00	1,014.67	10.61	2.09
Class C
Actual*	1,000.00	673.10	10.92	2.59
Hypothetical*	1,000.00	1,012.15	13.14	2.59
Select Class
Actual*	1,000.00	675.50	7.77	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   77

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008	Annualized Expense Ratio

Intrepid Value Fund
Class A
Actual*	$1,000.00	$721.90	$5.43	1.25%
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	720.00	7.59	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual**	1,000.00	935.10	2.31	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	723.40	3.48	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	722.60	4.34	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 58/365 (to reflect the actual period). The Class commenced operations on November 3, 2008.

78   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the applicable Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor

80   J.P. MORGAN INTREPID FUNDS        DECEMBER 31, 2008

and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Intrepid America Fund’s performance was in the fourth quintile for Class A shares for the one year period and in the fourth and second quintiles for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that the overall performance was needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Growth Fund’s performance was in the fourth quintile for Class A shares for the one year period and in the fourth and second quintiles for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Mid Cap Fund’s performance was in the fourth, second and third quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Multi Cap Fund’s performance was in the fifth quintile for Class A shares for the one year period and in the fourth quintile for the Select Class shares for the one and three year periods, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Intrepid Plus Fund was in the third quintile for the Class A shares and for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Value Fund’s performance was in the fourth quintile for the Class A shares for the one year period and in the fourth and first quintiles for the Select Class shares for the one and three year periods, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the

DECEMBER 31, 2008        J.P. MORGAN INTREPID FUNDS   81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Plus Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for the Class A shares was in the third quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	SAN-INT-1208

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 5, 2009